FREE WRITING PROSPECTUS

The issuing entity has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the base prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the base prospectus if you request it by calling toll-free 1-866-803-9204.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

$1,079,774,000
(Approximate)
American Home Mortgage Investment Trust 2007-2
Issuing Entity
American Home Mortgage Servicing, Inc.
Servicer
American Home Mortgage Acceptance, Inc.
Sponsor
American Home Mortgage Securities LLC
Depositor
American Home Mortgage Investment Trust 2007-2,
Mortgage-Backed Notes, Series 2007-2

The Trust
The trust will consist primarily of a pool of fixed-rate and adjustable-rate first lien and second lien mortgage loans divided into four loan groups. The trust will issue sixteen classes of notes, fourteen of which are offered under this free writing prospectus. As described in this free writing prospectus, each class of offered notes, upon the occurrence of certain events, must be exchanged for a corresponding class of REMIC notes, each of which will be secured by a REMIC certificate backed by the remaining mortgage loans in the pool, which REMIC notes are offered under this free writing prospectus.

Credit Enhancement
The notes will have credit enhancement in the form of:
•	excess interest and overcollateralization with respect to the notes; and
•	subordination provided to some classes of notes in a related group by other classes of related notes as described in this free writing prospectus.
Bear, Stearns & Co. Inc., BNP Paribas Securities Corp. and SG Americas Securities, LLC will offer all of the Class I-1A-1, Class I-1A-2, Class I-1A-3, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class II-A, Class I-M-1 and Class II-M-1 Notes to the public at varying prices to be determined at the time of sale. There is no underwriting arrangement for the Class I-3A-2, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-M-5 Notes.

Bear, Stearns & Co Inc.

BNP PARIBAS	SOCIETE GENERALE

The date of this free writing prospectus is April 18, 2007
For use with the base prospectus dated March 23, 2007

Important notice about information presented in this free writing prospectus and the accompanying base prospectus

You should rely only on the information contained in this document. We have not authorized anyone to provide you with different information.

We provide information to you about the notes in two separate documents that progressively provide more detail:

•	the accompanying base prospectus, which provides general information, some of which may not apply to this series of notes; and
•	this free writing prospectus, which describes the specific terms of this series of notes.

If the description of your notes in this free writing prospectus differs from the related description in the base prospectus, you should rely on the information in this free writing prospectus.

The depositor's principal executive offices are located at 538 Broadhollow Road, Melville, New York 11747 and its phone number is (877) 281-5500.

TABLE OF CONTENTS

FREE WRITING PROSPECTUS

Caption

SUMMARY OF FREE WRITING PROSPECTUS
TRANSACTION STRUCTURE
RISK FACTORS
THE MORTGAGE POOL
General
Indices on Certain of the Mortgage Loans
Mortgage Loan Characteristics
THE MASTER SERVICER AND THE SERVICERS
Master Servicer
Servicer
MORTGAGE LOAN ORIGINATION
The Originator
Underwriting Guidelines
FICO Scores
Representations and Warranties
The Modified Pool Insurer
The Modified Pool Policy
ADDITIONAL INFORMATION
STATIC POOL INFORMATION
DESCRIPTION OF THE NOTES
General
Book-entry Notes
Interest and Principal Payments on the Notes
Interest Payments on the Class I-A Notes and Class I-M Notes
Principal Payments on the Class I-A Notes and Class I-M Notes
Interest Payments on the Class II-A Notes and Class II-M Notes
Principal Payments on the Class II-A Notes and Class II-M Notes
Overcollateralization Provisions for Loan Group I
Overcollateralization Provisions for Loan Group II
Calculation of LIBOR for the LIBOR Notes
The Cap Contracts, Floor Contract and Interest Rate Swap Agreements
Table of Fees and Expenses
Allocation of Losses on the Mortgage Loans
Modifications
Reports to Noteholders
Advances
DESCRIPTION OF THE REMIC NOTES
General
Mandatory Exchange
Sale of REO Properties and Other Non-REMIC-Eligible Properties
Restrictions on Foreclosure
Interest Rates and Payment Priorities of the REMIC Notes
YIELD ON THE NOTES
General
Prepayment Considerations
Allocation of Principal Payments
Interest Shortfalls and Realized Losses
Note Interest Rates
Purchase Price
Final Scheduled Payment Date
Weighted Average Life
Yield Sensitivity of the Class I-A Notes and Class I-M Notes
Yield Sensitivity of the Class II-A and Class II-M Notes
THE SPONSOR
THE DEPOSITOR
THE ISSUING ENTITY
THE OWNER TRUSTEE
THE INDENTURE TRUSTEE
THE SECURITIES ADMINISTRATOR
THE MASTER SERVICING AGREEMENT AND SERVICING AGREEMENTS
Servicing and Other Compensation and Payment of Expenses
Evidence as to Compliance
Realization Upon Defaulted Mortgage Loans
The Protected Accounts
Optional Sale of Defaulted Mortgage Loans
Limited Mortgage Purchase Right
Optional Repurchase of Defaulted Mortgage Loans
Pledge and Assignment of Servicer’s Rights
THE INDENTURE
General
Rights Upon Event of Default
Limitation on Suits
Resignation and Removal of Indenture Trustee
Optional Termination
ASSIGNMENT OF LOANS
General
FEDERAL INCOME TAX CONSEQUENCES
Tax Classification of the Issuing Entity and of the Notes
Tax Consequences to Holders of the Notes
Additional Conditions Precedent to a REMIC Conversion Subsequent to a TMP Trigger Event
Taxation of the Issuing Entity and Offered Noteholders After a TMP Trigger Event
Taxation of Holders of REMIC Notes
No Withholding on Net Swap Payments Payable to Trust by Swap Provider
SECONDARY MARKET
LEGAL OPINIONS
LEGAL PROCEEDINGS
AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS
RATINGS
AVAILABLE INFORMATION
REPORTS TO NOTEHOLDERS
INCORPORATION BY REFERENCE
LEGAL INVESTMENT
ERISA CONSIDERATIONS
The Offered Notes
GLOSSARY
ANNEX I
SCHEDULE A

SUMMARY OF FREE WRITING PROSPECTUS

The following summary is a brief description of the important features of the notes and does not contain all of the information that you should consider in making your investment decision. To understand all of the terms of the notes, read carefully this entire free writing prospectus and the entire base prospectus. A glossary is included at the end of this free writing prospectus. Capitalized terms used but not defined in the glossary at the end of this free writing prospectus have the meanings assigned to them in the glossary at the end of the base prospectus.

Issuing Entity or Trust	American Home Mortgage Investment Trust 2007-2.
Title of Series	Mortgage-Backed Notes, Series 2007-2.
Cut-off Date	April 1, 2007.
Closing Date	On or about April 20, 2007.
Depositor	American Home Mortgage Securities LLC.
Sponsor	American Home Mortgage Acceptance, Inc., an affiliate of the depositor and the servicer.
Master Servicer	Wells Fargo Bank, N.A.
Servicer	American Home Mortgage Servicing, Inc.
Indenture Trustee	Deutsche Bank National Trust Company.
Owner Trustee	Wilmington Trust Company.
Securities Administrator	Wells Fargo Bank, N.A.
Payment Dates	Payments on the notes will be made on the 25th day of each month, or, if such day is not a business day, on the next succeeding business day, beginning in May 2007.
Notes	The classes of notes and their note interest rates and note principal balances are set forth in the table below.

Offered Notes
Class	Note Interest Rate	Initial Note Principal Balance	Initial Rating (S&P/Moody’s)	Designation
I-1A-1	Adjustable Rate	$ 74,028,000	AAA/Aaa	Super Senior/Adjustable Rate
I-1A-2	Adjustable Rate	$ 37,014,000	AAA/Aaa	Senior Support/Adjustable Rate
I-1A-3	Adjustable Rate	$ 12,338,000	AAA/Aaa	Senior Support/Adjustable Rate
I-2A-1	Adjustable Rate	$ 125,756,000	AAA/Aaa	Super Senior/Adjustable Rate
I-2A-2	Adjustable Rate	$ 13,973,000	AAA/Aaa	Senior Support/Adjustable Rate
I-3A-1	6.00%	$ 514,590,000	AAA/Aaa	Super Senior/Fixed Rate
I-3A-2	6.00%	$ 62,054,000	AAA/Aaa	Senior Support/Fixed Rate
II-A	Adjustable Rate	$ 165,027,000	AAA/Aaa	Super Senior/Adjustable Rate
I-M-1	Adjustable Rate	$ 19,396,000	AA/Aa2	Subordinate/Adjustable Rate
II-M-1	Adjustable Rate	$ 19,525,000	AA/Aa2	Subordinate/Adjustable Rate
II-M-2	Adjustable Rate	$ 14,341,000	A/A2	Subordinate/Adjustable Rate
II-M-3	Adjustable Rate	$ 10,259,000	BBB+/Baa2	Subordinate/Adjustable Rate
II-M-4	Adjustable Rate	$ 3,420,000	BBB/Baa3	Subordinate/Adjustable Rate
II-M-5	N/A	$ 8,053,000	BBB-/Ba2	Subordinate/Principal Only
Total Offered Notes:		$ 1,079,774,000
Non-Offered Notes
Class	Note Interest Rate	Initial Note Principal Balance(1)	Initial Rating (S&P/Moody’s)	Designation
I-M-2	Adjustable Rate	$ 9,257,000	A/A2	Subordinate/Adjustable Rate
I-M-3	Adjustable Rate	$ 13,224,000	BBB-/NR	Subordinate/Adjustable Rate
Total Non-Offered Notes:		$ 22,481,000
Total Notes:		$ 1,102,255,000

Note:

The notes offered hereby represent indebtedness solely of American Home Mortgage Securities LLC Trust 2007-2 and do not represent interests in or obligations of the sponsor, depositor, or any of their affiliates.

Other Information:

Class I-1A-1, Class I-1A-2, Class I-1A-3, Class I-2A-1, Class I-2A-2, Class II-A, Class I-M-1, Class I-M-2, Class I-M-3, Class II-M-1, Class II-M-2, Class II-M-3 and Class II-M-4 Notes:

The note interest rates on these classes of notes will be equal to the lesser of:

•	one-month LIBOR plus the related note margin set forth below; and

•	the related available funds rate described in this free writing prospectus.

Note Margin
Class (1)	(2)
Class I-1A-1%	%
Class I-1A-2%	%
Class I-1A-3%	%
Class I-2A-1%	%
Class I-2A-2%	%
Class II-A %	%
Class I-M-1%	%
Class I-M-2%	%
Class I-M-3%	%
Class II-M-1%	%
Class II-M-2%	%
Class II-M-3%	%
Class II-M-4%	%
________________
(1)    Initially.
(2)    On and after the step-up date as described in this free writing prospectus.

Class I-3A-1 Notes and Class I-3A-2 Notes:

The note interest rates on the Class I-3A-1 Notes and Class I-3A-2 Notes will be initially equal to the related fixed rate indicated on page 6. However, on and after the related step-up date as described in this free writing prospectus, the note interest rate on the Class I-3A-1 Notes and Class I-3A-2 Notes will increase by 0.500%.

The Trust

The depositor will establish American Home Mortgage Investment Trust 2007-2, a Delaware statutory trust, pursuant to a trust agreement among the depositor, the owner trustee and the securities administrator. Pursuant to the trust agreement, on the closing date, the depositor will deposit the mortgage loans into the trust. On the closing date, pursuant to an indenture among the trust, the indenture trustee and the securities administrator, the trust will issue each class of notes set forth on page 6 of this free writing prospectus. The Class I-M-2 Notes and Class I-M-3 Notes are not offered by this free writing prospectus.

Payments of interest and principal on the notes will be made only from payments received from the related assets of the trust as described in this free writing prospectus.

The trust will also include (i) a cap contract, payments from which will be used to cover some basis risk shortfall carryforward amounts on the Class I-1A Notes, to maintain the related target amount of overcollateralization on the Class I-A Notes and Class I-M Notes and to cover allocated realized loss amounts on the Class I-1A Notes, (ii) a cap contract, payments from which will be used to cover some basis risk shortfall carryforward amounts on the Class I-2A Notes, to maintain the related target amount of overcollateralization on the Class I-A Notes and Class I-M Notes and to cover allocated realized loss amounts on the Class I-2A Notes and (iii) a cap contract, payments from which will be used to cover some basis risk shortfall carryforward amounts on the Class I-M Notes, to maintain the related target amount of overcollateralization on the Class I-A Notes and Class I-M Notes and to cover allocated realized loss amounts on the Class I-M Notes, (iv) a cap contract, payments from which will be used to cover unpaid accrued interest on the Class II-A Notes and Class II-M Notes (other than the Class II-M-5 Notes), to cover allocated realized loss amounts on the Class II-M Notes, to cover some basis risk shortfall carryforward amounts on the Class II-A Notes and Class II-M Notes (other than the Class II-M-5 Notes) and to maintain the related target amount of overcollateralization on the Class II-A Notes and Class II-M Notes, (v) a floor contract, payments from which will be used to cover unpaid accrued interest on the Class II-A Notes and Class II-M Notes (other than the Class II-M-5 Notes), to cover allocated realized loss amounts on the Class II-M Notes, to cover some basis risk shortfall carryforward amounts on the Class II-A Notes and Class II-M Notes (other than the Class II-M-5 Notes) and to maintain the related target amount of overcollateralization on the Class II-A Notes and Class II-M Notes, (vi) three group I interest rate swap agreements, payments from which will be used to cover some unpaid accrued interest on the Class I-1A, Class I-2A and Class I-M Notes, as applicable, to create or maintain the target amount of overcollateralization on the Class I-1A, Class I-2A and Class I-M Notes, as applicable, to cover allocated realized loss amounts on the I-M Notes and to cover some basis risk shortfall carryforward amounts on the Class I-1A, Class I-2A and Class I-M Notes, as applicable, and (vii) a group II interest rate swap agreement, payments from which will be used to cover unpaid accrued interest on the Class II-A Notes and Class II-M Notes (other than the Class II-M-5 Notes), to cover allocated realized loss amounts on the Class II-M Notes, to cover some basis risk shortfall carryforward amounts on the Class II-A Notes and Class II-M Notes (other than the Class II-M-5 Notes) and to maintain the related target amount of overcollateralization on the Class II-A Notes and Class II-M Notes, each as described in this free writing prospectus.

The beneficial ownership interest in the trust will be represented by the owner trust certificate, which is not offered by this free writing prospectus.

See “Description of the Notes” in this free writing prospectus.

The Originator

All of the mortgage loans were originated by American Home Mortgage Investment Corp. or an affiliate thereof.

The Modified Pool Insurer

Primarily, Radian Guaranty Inc., a Pennsylvania corporation is also referred to in this free writing prospectus as the Modified Pool Insurer. Certain of the mortgage loans are covered by mortgage insurance provided by the Modified Pool Insurer, which may provide limited protection to the issuing entity in the event such mortgage loans default. See “Mortgage Loan Origination—The Modified Pool Policy” in this free writing prospectus.

The Mortgage Loans

The trust will initially contain approximately 5,944 mortgage loans, divided into four loan groups. The mortgage loans in loan group I-1 are adjustable rate mortgage loans secured by first liens on one- to four-family residential real properties. The mortgage loans in loan group I-2 are hybrid mortgage loans secured by first liens on one- to four-family residential real properties. The mortgage loans in loan group I-3 are fixed rate mortgage loans secured by first liens on one- to four-family residential real properties. The mortgage loans in loan group II are fixed rate mortgage loans secured by junior liens on one- to four-family residential properties.

The interest rate on each adjustable-rate mortgage loan will adjust, in some cases after an initial fixed rate period, monthly, semi-annually or annually to equal the related index plus a fixed percentage set forth in or computed in accordance with the related mortgage note subject to rounding and to certain other limitations, including a maximum lifetime mortgage rate, as more fully described under “The Mortgage Pool” in this free writing prospectus and Schedule A, which is attached to and is part of this free writing prospectus. The related index is as described under “The Mortgage Pool—Indices on the Mortgage Loans” in this free writing prospectus.

The mortgage loans will be divided into four separate loan groups with characteristics as follows:

The Group I-1 Loans

All of the group I-1 mortgage loans consist of adjustable-rate mortgage loans.

With respect to all of the group I-1 loans, the interest rate on such mortgage loan will adjust monthly while the minimum monthly payment on each such mortgage loan generally will only adjust annually. On each annual payment adjustment date, the minimum monthly payment on these mortgage loans generally will not increase or decrease by more than 7.500%. As a result, the interest due with respect to such mortgage loan for any given month may, under certain circumstances, exceed the monthly payment for that month. In that case, payment of the excess of interest due over the monthly payment will be deferred and that excess will be added to the principal balance of that mortgage loan in the form of negative amortization. See “Description of the Mortgage Pool” in this free writing prospectus.

With respect to 14.52% of the group I-1 loans, the mortgage interest rate is fixed for an initial five year period following the origination of the mortgage loan. After the initial fixed rate period, the mortgage interest rate borne by such mortgage loans will be adjusted monthly based on One-Year MTA. After the initial fixed rate period of five years, such mortgage loans have an option period, an interest only period and a fully amortizing period, each as described under “Description of the Mortgage Pool” in this free writing prospectus. During the option period, the related mortgagor can choose one of several payment options, which may include an amount less than, equal to or greater than a fully-amortizing monthly payment. As a result, the interest due with respect to such mortgage loan for any given month may, under certain circumstances, exceed the monthly payment for that month. In that case, payment of the excess of interest due over the monthly payment will be deferred and that excess will be added to the principal balance of that mortgage loan in the form of negative amortization. See “Description of the Mortgage Pool” in this free writing prospectus.

The following table summarizes the approximate characteristics of all of the group I-1 mortgage loans as of the Cut-off Date:

Number of mortgage loans:	316
Aggregate stated principal balance:	$129,532,820
Range of scheduled principal balances:	$48,209 to $10,348,237
Average scheduled principal balance:.	$409,914
Range of mortgage rates:	6.375% to 10.314%
Weighted average mortgage rate:	8.473%
Range of remaining terms to stated maturity (months):	348 to 478 months
Weighted average remaining terms to stated maturity (months):	426 months
Weighted average loan-to-value ratio at origination:	76.21%
Weighted average gross margin:	3.595%
Weighted average maximum lifetime mortgage rate (per annum):	10.599%
Weighted average months to next interest adjustment date (months):	9 months
Loan Index Type:
One-Year MTA	100.00%

The Group I-2 Loans

The group I-2 mortgage loans will consist of adjustable-rate mortgage loans which are hybrid mortgage loans with an initial fixed rate period of one month, six months, one, two, three, five, seven or ten years.

The following table summarizes the approximate characteristics of all of the group I-2 mortgage loans as of the Cut-off Date:

Number of mortgage loans:	394
Aggregate stated principal balance:	$146,697,169
Range of scheduled principal balances:	$35,910 to $2,800,000
Average scheduled principal balance:.	$372,328
Range of mortgage rates:	5.000% to 9.625%
Weighted average mortgage rate:	6.761%
Range of remaining terms to stated maturity (months):	341 to 358 months
Weighted average remaining terms to stated maturity (months):	356 months
Weighted average loan-to-value ratio at origination:	75.90%
Weighted average gross margin:	2.786%
Weighted average maximum lifetime mortgage rate (per annum):	11.973%
Weighted average months to next interest adjustment date (months):	57 months
Loan Index Type:
Six-Month LIBOR	42.60%
One Year LIBOR	57.40%

The Group I-3 Loans

The group I-3 loans will consist of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties.

For approximately 18.57% of the mortgage loans in loan group I-3 the mortgage rate increases by 1% each of the first two years after origination, and then is a fixed rate for the remainder of the term of the mortgage loan. Such mortgage loans are all interest only for the first ten years, and then amortize with level monthly payments for the remaining twenty year term of the mortgage loan. In addition, there is a 3% finance charge which may have been added to the principal balance of the related mortgage loan.

The following table summarizes the approximate characteristics of all of the group I-3 mortgage loans as of the Cut-off Date:

Number of mortgage loans:	2,209
Aggregate stated principal balance:	$605,400,066
Range of scheduled principal balances:	$25,541 to $2,773,033
Average scheduled principal balance:.	$274,061
Range of mortgage rates:	3.750% to 9.505%
Weighted average mortgage rate:	6.494%
Range of remaining terms to stated maturity (months):	14 to 360 months
Weighted average remaining terms to stated maturity (months):	351 months
Weighted average loan-to-value ratio at origination:	73.03%

The Group II Loans

The group II mortgage loans will consist of fixed-rate mortgage loans secured by junior liens on one- to four-family residential real properties.

The following table summarizes the approximate characteristics of all of the group II mortgage loans as of the Cut-off Date:

Number of mortgage loans:	3,025
Aggregate stated principal balance:	$220,625,290
Range of scheduled principal balances:	$9,906 to $499,801
Average scheduled principal balance:.	$72,934
Range of mortgage rates:	5.375% to 18.750%
Weighted average mortgage rate:	12.357%
Range of remaining terms to stated maturity (months):	115 to 240 months
Weighted average remaining terms to stated maturity (months):	179 months
Weighted average loan-to-value ratio at origination:	21.42%

Removal and Substitution of a Mortgage Loan

The indenture trustee will acknowledge the sale, transfer and assignment of the trust fund to it by the depositor and receipt of, subject to further review and the exceptions, the mortgage loans. If the indenture trustee finds that any mortgage loan is defective on its face due to a breach of the representations and warranties with respect to that loan made in the transaction agreements, the indenture trustee shall promptly notify the sponsor of such defect. The sponsor must then correct or cure any such defect within 90 days from the date of notice from the indenture trustee of the defect and if the sponsor fails to correct or cure such defect within such period and such defect materially and adversely affects the interests of the noteholders in the related mortgage loan, the sponsor will, in accordance with the terms of the indenture, within 90 days of the date of notice, provide the indenture trustee with a substitute mortgage loan; provided that, if such defect would cause the mortgage loan to be other than a “qualified mortgage” as defined in Section 860G(a)(3) of the Internal Revenue Code, any such cure or substitution must occur within 90 days from the date such breach was discovered.

Description of the Notes

Priority of Payments.

Interest Distributions on the Class I-A Notes and Class I-M Notes.

In general, on any payment date, funds available with respect to the mortgage loans in loan group I will be distributed first, to pay any net swap payments and swap terminations payment due to each group I swap provider (other than certain swap termination payments resulting from a swap provider termination).

Then any remaining funds available from loan group I will be used to make payments as follows: (i) the funds available with respect to the mortgage loans in loan group I-1, after the payment of certain fees and expenses, will be distributed to pay accrued note interest on the Class I-1A-1, Class I-1A-2 and Class I-1A-3 Notes, pro rata, (ii) the funds available with respect to the mortgage loans in loan group I-2 after the payment of certain fees and expenses, will be distributed to pay accrued note interest on the Class I-2A-1 Notes and Class I-2A-2, pro rata and (iii) the funds available with respect to the mortgage loans in loan group I-3 after the payment of certain fees and expenses, will be distributed, to pay accrued note interest on the Class I-3A-1 Notes and Class I-3A-2 Notes, pro rata.

Then any remaining funds available from loan group I after the foregoing distributions are made on the related Class I-A Notes will be used to make payments as follows:

first, to pay accrued note interest sequentially to the Class I-M-1, Class I-M-2 and Class I-M-3 Notes, in that order; and;

second, any remainder to be allocated as described in this free writing prospectus.

Principal Distributions on the Class I-A Notes and Class I-M Notes.

Amounts available after paying interest on the Class I-A Notes and Class I-M Notes will be used to pay principal on such notes as described in this free writing prospectus. Principal payments will generally be made from the principal received on the related mortgage loans.

Net Monthly Excess Cashflow Distributions from Loan Group I-1, Loan Group I-2 and Loan Group I-3.

Available funds from loan group I-1, loan group I-2 and loan group I-3 remaining after paying interest and principal to the Class I-A Notes and Class I-M Notes, as described in this free writing prospectus, will be net monthly excess cashflow and will be used for various purposes, including paying principal on the Class I-A Notes and Class I-M Notes to maintain the target amount of overcollateralization and covering some interest shortfalls, basis risk shortfall carryforward amounts and allocated realized loss amounts on such notes.

Amounts from the mortgage loans in loan group I-1, loan group I-2 and loan group I-3 will not be available to make payments on the notes related to loan group II and amounts from the mortgage loans in loan group II will not be available to make payments on the notes related to loan group I-1, loan group I-2 and loan group I-3.

See “Description of the Notes” in this free writing prospectus for additional information.

Interest Distributions on the Class II-A Notes and Class II-M Notes (other than the Class II-M-5 Notes).

In general, on any payment date, funds available with respect to the mortgage loans in loan group II after the payment of certain fees and expenses, will be distributed first, to pay any net swap payments and swap termination payments due to the group II swap provider (other than certain swap termination payments resulting from a swap provider termination). Then any remaining funds available from loan group II will be used to make payments as follows:

first, to pay accrued note interest on the Class II-A Notes;

second, to pay accrued note interest sequentially to the Class II-M-1, Class II-M-2, Class II-M-3 and Class II-M-4 Notes, in that order; and

third, any remainder to be allocated as described in this free writing prospectus.

Principal Distributions on the Class II-A Notes and Class II-M Notes.

Available funds from loan group II remaining after paying interest on the Class II-A Notes and Class II-M Notes (other than the Class II-M-5 Notes) will be used to pay principal on the Class II-A Notes and Class II-M Notes as described in this free writing prospectus.

Net Monthly Excess Cashflow Distributions from Loan Group II.

Available funds from loan group II remaining after paying interest and principal, as applicable, to the Class II-A Notes and Class II-M Notes, as described in this free writing prospectus, will be net monthly excess cashflow and will be used for various purposes, including paying principal on the Class II-A Notes and Class II-M Notes to create or maintain the target amount of overcollateralization and covering some basis risk shortfall carryforward amounts on the Class II-A Notes and Class II-M Notes (other than the Class II-M-5 Notes) and allocated realized loss amounts on the Class II-M Notes.

Amounts from the mortgage loans in loan group II will not be available to make payments on the notes related to loan group I-1, loan group I-2 or loan group I-3 and amounts from the mortgage loans in loan group I-1, loan group I-2 and loan group I-3 will not be available to make payments on the notes related to loan group II.

Description of the REMIC Notes

Upon certain trigger events, as described in this free writing prospectus, each of the Class I-1A-1, Class I-1A-2, Class I-1A-3, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2, Class II-A, Class I-M-1, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-M-5 Notes will be exchanged for new corresponding Class I-1A-1, Class I-1A-2, Class I-1A-3, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2, Class II-A, Class I-M-1, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-M-5 Notes in the same principal amount (at the time of such exchange), which are sometimes referred to in this free writing prospectus as the REMIC Notes, and which are offered hereby. Upon issuance, the REMIC Notes will be entitled to payments of interest on each payment date at the note rate described for the corresponding class of exchangeable Class I-1A-1, Class I-1A-2, Class I-1A-3, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2, Class II-A, Class I-M-1, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-M-5 Notes subject to the related net rate cap, as described in this free writing prospectus, and will be secured by REMIC certificates backed by the remaining mortgage loans in the related mortgage pool.

For a further description of the REMIC Notes, see “Description of the REMIC Notes” and “Federal Income Tax Consequences — Taxation of the Issuing Entity and Offered Noteholders After a TMP Trigger Event” in this free writing prospectus.

Credit Enhancement

Class I-A Notes and Class I-M Notes

The credit enhancement provided for the benefit of the holders of the Class I-A Notes and Class I-M Notes consists of net monthly excess cashflow, overcollateralization and the subordination provided to the Class I-A Notes by the Class I-M Notes. Among the classes of Class I-M Notes, each class of Class I-M Notes with a higher numerical class designation will provide subordination to each class of Class I-M Notes with a lower numerical class designation.

In addition, (i) a cap contract will be issued by the Class I-1A cap contract provider to cover some basis risk shortfall carryforward amounts on the Class I-1A Notes, to maintain the related target amount of overcollateralization and to cover allocated realized loss amounts on the Class I-1A Notes, (ii) a cap contract will be issued by the Class I-2A cap contract provider to cover some basis risk shortfall carryforward amounts on the Class I-2A Notes, to maintain the related target amount of overcollateralization and to cover allocated realized loss amounts on the Class I-2A Notes and (iii) a cap contract will be issued by the Class I-M cap contract provider to cover some basis risk shortfall carryforward amounts on the Class I-M Notes, to maintain the related target amount of overcollateralization and to cover allocated realized loss amounts on the Class I-M Notes.

In addition, the trust will include a Class I-1A interest rate swap agreement, a Class I-2A interest rate swap agreement and a Class I-M interest rate swap agreement. Payments from these three interest rate swap agreements will be used to cover unpaid accrued note interest on the Class I-1A, Class I-2A and Class I-M Notes, to cover allocated realized loss amounts on the Class I-M Notes, to cover some basis risk shortfall carryforward amounts on the Class I-1A, Class I-2A and Class I-M Notes and to create or maintain the related target amount of overcollateralization on the Class I-1A, Class I-2A and Class I-M Notes.

In addition, cross-collateralization will be provided among loan group I-1, loan group I-2 and loan group I-3 to the extent described in this free writing prospectus.

Class II-A Notes and Class II-M Notes

The credit enhancement provided for the benefit of the holders of the Class II-A Notes consists of net monthly excess cashflow, overcollateralization and the subordination provided by the Class II-M Notes. Among the classes of Class II-M Notes, each class of Class II-M Notes with a higher numerical class designation will provide subordination to each class of Class II-M Notes with a lower numerical class designation. In addition, the trust will include a group II interest rate swap agreement, a group II cap contract and a group II floor contract, payments from which will be used to cover some basis risk shortfall carryforward amounts and unpaid accrued interest on the Class II-A Notes and Class II-M Notes (other than the Class II-M-5 Notes), as applicable, to create or maintain the target amount of overcollateralization for group II and to cover allocated realized loss amounts on the Class II-A Notes and Class II-M Notes.

See“Description of the Notes” in this free writing prospectus for additional information.

Advances

The servicer will be obligated to make cash advances with respect to delinquent payments of scheduled interest and principal on the mortgage loans, in general, to the extent that the related servicer reasonably believes that such cash advances can be repaid from future payments on the mortgage loans. If the servicer fails to make any required advances, the master servicer, as successor servicer, may be obligated to do so, as described in this free writing prospectus. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the notes and are not intended to guarantee or insure against losses.

Master Servicing, Servicing and Indenture Trustee Fee

The master servicer will be entitled to receive a fee as compensation for its activities under the master servicing agreement equal to any amounts earned on permitted investments in the payment account. The servicer will be entitled to the servicing fee rate multiplied by the stated principal balance of each mortgage loan as of the due date in the month preceding the month in which such distribution date occurs. The servicing fee rate will range from 0.250% to 0.500% per annum for the mortgage loans. The indenture trustee will be entitled to receive a fee as compensation for its activities under the indenture pursuant to a side letter agreement between the master servicer and the indenture trustee.

The Modified Pool Policy

Approximately 29.01%, 32.78%, 50.62% and none of the mortgage loans in loan group I-1, loan group I-2, loan group I-3 and loan group II, respectively, and approximately 44.68% of the mortgage loans in group I in the aggregate, by aggregate principal balance as of the cut-off date, will be insured by an insurance policy issued by the Modified Pool Insurer. However, such policy will provide only limited protection against losses on defaulted mortgage loans which are covered by such policy. See “Mortgage Loan Origination—The Modified Pool Policy” in this free writing prospectus.

Cap Contracts

The issuing entity will enter into (i) the Class I-1A cap contract with the Class I-1A cap contract provider, (ii) the Class I-2A cap contract with the Class I-2A cap contract provider and (iii) the Class I-M cap contract with the Class I-M cap contract provider. The issuing entity will assign the cap contracts to the indenture trustee and the securities administrator will be authorized to receive and distribute funds with regard to the cap contracts on behalf of the issuing entity. The Class I-A Notes and Class I-M Notes will be entitled to the benefits provided by the related cap contract and any proceeds thereof. In general, (i) with respect to the Class I-1A cap contract, on each payment date commencing with the payment date in June 2007 and ending with the payment date in February 2012, (ii) with respect to the Class I-2A cap contract, on each payment date commencing with the payment date in June 2007 and ending with the payment date in September 2013, (iii) with respect to the Class I-M cap contract, on each payment date commencing with the payment date in June 2010 and ending with the payment date in September 2013 and (iv) with respect to the group II cap contract, on each payment date commencing with the payment date in May 2007 and ending with the payment date in January 2011, the related cap contract provider will be obligated to make payments to the issuing entity when One-Month LIBOR as determined pursuant to the related cap contract, as described in this free writing prospectus, exceeds a certain level described in this free writing prospectus. Such payments will be distributed by the securities administrator on behalf of the issuing entity as described in this free writing prospectus.

See“Description of the Notes - The Cap Contracts, Floor Contract and Interest Rate Swap Agreements” in this free writing prospectus.

Floor Contract

The issuing entity will enter into the group II floor contract with the group II floor contract provider. The issuing entity will assign the floor contract to the indenture trustee and the securities administrator will be authorized to receive and distribute funds with regard to the floor contract on behalf of the issuing entity. The Class II-A Notes and Class II-M Notes will be entitled to the benefits provided by the floor contract and any proceeds thereof.

In general, with respect to the group II floor contract, on each payment date commencing with the payment date in May 2007 and ending with the payment date in June 2008, the cap contract provider will be obligated to make payments to the issuing entity when One-Month LIBOR as determined pursuant to the group II floor contract, as described in this free writing prospectus, falls below a certain level described in this free writing prospectus. Such payments will be distributed by the securities administrator on behalf of the issuing entity as described in this free writing prospectus.

See“Description of the Notes - The Cap Contracts, Floor Contract and Interest Rate Swap Agreement” in this free writing prospectus.

Interest Rate Swap Agreements

The issuing entity will enter into (i) the Class I-1A interest rate swap agreement with the Class I-1A swap provider, (ii) the Class I-2A interest rate swap agreement with the Class I-2A swap provider (iii) the Class I-M interest rate swap agreement with the Class I-M swap provider and (iv) the Group II interest rate swap agreement with the Group II swap provider. The issuing entity will assign the interest rate swap agreements to the indenture trustee and the securities administrator will be authorized to receive and distribute funds with regard to each interest rate swap agreement on behalf of the issuing entity, whether payable by or to the related swap provider. On or before each payment date, (i) with respect to the Class I-1A interest rate swap agreement, on each payment date commencing with the payment date in May 2007 and ending with the payment date in February 2012, (ii) with respect to the Class I-2A interest rate swap agreement, on each payment date commencing with the payment date in May 2007 and ending with the payment date in April 2012, (iii) with respect to the Class I-M interest rate swap agreement, on each payment date commencing with the payment date in May 2007 and ending with the payment date in April 2012 and (iv) with respect to the Group II interest rate swap agreement, on each payment date commencing with the payment date in May 2007 and ending with the payment date in May 2009, the issuing entity will be obligated to make a fixed payment, and the related swap provider will be obligated to make a floating payment, in each case as set forth in the related interest rate swap agreement and as described in this free writing prospectus. To the extent that the fixed payment exceeds the floating payment in respect of any payment date, amounts otherwise available to the group I noteholders or group II noteholders, as applicable, will be applied to make a net payment to the related swap provider. To the extent that the floating payment exceeds the fixed payment in respect of any distribution date, the related swap provider will make a net swap payment to the issuing entity, from which the securities administrator will remit certain amounts to holders of the Class I-1A, Class I-2A, Class II-A, Class I-M and Class II-M Notes, as described in this free writing prospectus.

Upon early termination of each of the interest rate swap agreements, the issuing entity or the related swap provider may be liable to make a swap termination payment to the other party, regardless of which party has caused the termination. The swap termination payment will be computed in accordance with the procedures set forth in the related interest rate swap agreement based on conditions at the time of termination. In the event that the issuing entity is required to make a swap termination payment to the related swap provider, such amount (to the extent not paid by the issuing entity from any upfront payment received pursuant to any replacement interest rate swap agreement that may be entered into by the issuing entity) generally will be paid by the issuing entity on the related payment date and on any subsequent payment dates until paid in full, prior to any distribution to the related noteholders. In the case of a swap termination payment resulting from an event of default or certain termination events with respect to the related swap provider as described in this free writing prospectus, however, the issuing entity’s payment to the swap provider will be subordinated to all distributions to the related noteholders.

Except as described in the preceding sentence, amounts payable by the trust will be deducted from available funds relating to loan group I or loan group II, as applicable, before distributions to the related noteholders.

See“Description of the Notes - The Cap Contracts, Floor Contract and Interest Rate Swap Agreements” in this free writing prospectus.

Optional Termination

Class I-A Notes and Class I-M Notes

At its option, the holder of the owner trust certificate, or if there is no single holder, the majority holder of such owner trust certificate may, at its option, purchase the assets of the trust related to loan group I and thereby redeem the Class I-A Notes and Class I-M Notes after the payment date on which the aggregate stated principal balance of the group I loans and properties acquired in respect thereof has been reduced to less than 20% of the aggregate stated principal balance of the group I loans as of the Cut-off Date.

Class II-A Notes and Class II-M Notes

At its option, the holder of the owner trust certificate, or if there is no single holder, the majority holder of such owner trust certificate may, at its option, purchase the assets of the trust related to loan group II and thereby redeem the Class II-A Notes and Class II-M Notes after the payment date on which the aggregate stated principal balance of the group II loans and properties acquired in respect thereof has been reduced to less than 20% of the aggregate stated principal balance of the group II loans as of the Cut-off Date.

See“The Indenture— Optional Termination” in this free writing prospectus.

Federal Income Tax Consequences

For federal income tax purposes the offered notes will be characterized as debt to the extent they are issued to parties unrelated to the owner of the Class I-M-2 Notes and Class I-M-3 Notes (collectively, the “Restricted Notes”) and the trust certificate. Each Noteholder that is unrelated to the owner of the equity securities, by its acceptance of an offered note, will agree to treat the notes as debt.

The issuing entity is classified as one or more taxable mortgage pools. The issuing entity will not, however, be subject to federal income tax as a corporation as long as the trust certificate and the Restricted Notes are owned exclusively by a real estate investment trust or by a qualified REIT subsidiary or other entity that is wholly owned by a real estate investment trust and is disregarded as an entity separate from such real estate investment trust for federal income tax purposes (a “Disregarded Entity”). American Home Mortgage Investment Corp. represents that it qualifies as a real estate investment trust and that it owns the trust certificate and restricted notes indirectly through a qualified REIT subsidiary. Moreover, the trust agreement and indenture set forth restrictions on the transferability of the trust certificate and Restricted Notes, respectively, to ensure that they will only be held by a real estate investment trust or a qualified REIT subsidiary or other Disregarded Entity.

In the event of a TMP Trigger Event, as defined herein, certain steps will be undertaken whereby the issuing entity will transfer its assets to a new trust for which one or more REMIC elections will be made, the new trust will issue pass-through certificates to the issuing entity, and the issuing entity will issue new notes, which the Issuing entity will designate as REMIC regular interests, in exchange for the then outstanding offered notes.

See“Risk Factors—Taxation of the Issuing Entity After a TMP Trigger Event” in this free writing prospectus and “Federal Income Tax Consequences” in this free writing prospectus and in the base prospectus for additional information concerning the application of federal income tax laws to the securities.

Ratings

It is a condition to the issuance of the notes that they receive at least the following ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., which is referred to herein as S&P and Moody’s Investors Service, Inc., which is referred to herein as Moody’s:

Notes	S&P	Moody’s
Class I-1A-1	AAA	Aaa
Class I-1A-2	AAA	Aaa
Class I-1A-3	AAA	Aaa
Class I-2A-1	AAA	Aaa
Class I-2A-2	AAA	Aaa
Class I-3A-1	AAA	Aaa
Class I-3A-2	AAA	Aaa
Class II-A	AAA	Aaa
Class I-M-1	AA	Aa2
Class I-M-2	A	A2
Class I-M-3	BBB-	NR
Class II-M-1	AA	Aa2
Class II-M-2	A	A2
Class II-M-3	BBB+	Baa2
Class II-M-4	BBB	Baa3
Class II-M-5	BBB-	Ba2
_____________________

The ratings on the notes address the likelihood that holders of the notes will receive all distributions on the mortgage loans to which they are entitled, other than some interest shortfalls. However, the ratings do not address the possibility that noteholders might suffer a lower than anticipated yield.

A security rating is not a recommendation to buy, sell or hold a security and is subject to change or withdrawal at any time by the assigning rating agency. The ratings also do not address the rate of principal prepayments on the mortgage loans.

In particular, the rate of prepayments, if different than originally anticipated, could adversely affect the yield realized by holders of the notes.

See“Yield on the Notes” and “Ratings” in this free writing prospectus and“Yield Considerations” in the prospectus.

Legal Investment

When issued, the Class I-1A, Class I-2A, Class I-3A and Class I-M-1 Notes will constitute “mortgage related securities” for purposes of SMMEA and all other classes of offered notes will not constitute “mortgage related securities” for purposes of SMMEA.

See“Legal Investment” in this free writing prospectus and in the prospectus.

ERISA Considerations

The offered notes may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts, subject to important considerations. Plans are encouraged to consult with their legal advisors before investing in the notes.

See“ERISA Considerations” in this free writing prospectus and in the base prospectus.

TRANSACTION STRUCTURE

RISK FACTORS

You should carefully consider, among other things, the following factors in connection with the purchase of the offered notes:

The Offered Notes Will Have Limited Liquidity, So You May Be Unable to Sell Your Notes or May Be Forced to Sell Them at a Discount from Their Fair Market Value.

The underwriters intend to make a secondary market in the offered notes, other than the Class I-3A-2, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-M-5 Notes, however, none of them are obligated to do so. There is no underwriting arrangement for the remaining classes of notes. There can be no assurance that a secondary market for the offered notes will develop or, if one does develop, that it will provide holders of the notes with liquidity of investment or that it will continue for the life of the notes. There are only a limited number of securitizations which include mortgage loans originated or purchased by the sponsor. As a result, the secondary market for the notes may be very limited. In addition, any resale prices that may be available for any note in any market that may develop may be at a discount from the initial offering price or the fair market value thereof. The notes will not be listed on any securities exchange.

Some of the Mortgage Loans May Have Been Underwritten to “Alt-A” Underwriting Standards, Which May Result in Losses or Shortfalls to Be Incurred on the Related Certificates.

Some of the mortgage loans may have been generally underwritten in accordance with “Alt-A” underwriting standards. An “Alt-A” loan means a loan which is ineligible for purchase by Fannie Mae or Freddie Mac due to either credit characteristics of the related mortgagor or documentation standards in connection with the underwriting of the related mortgage loan that do not meet the Fannie Mae or Freddie Mac underwriting guidelines for “A” credit mortgagors. These credit characteristics include mortgagors whose creditworthiness and repayment ability do not satisfy such Fannie Mae or Freddie Mac underwriting guidelines and mortgagors who may have a record of credit write-offs, outstanding judgments, prior bankruptcies and other credit items that do not satisfy such Fannie Mae or Freddie Mac underwriting guidelines. An “Alt-A” loan may or may not have a conforming principal balance at origination, and may satisfy the Fannie Mae or Freddie Mac underwriting guidelines for “A-” credit mortgagors. These documentation standards may include mortgagors who provide limited or no verification documentation for income and/or assets in connection with the underwriting of the related mortgage loan. Accordingly, these loans are likely to experience rates of delinquency, foreclosure and loss that are higher, and may be substantially higher, than loans originated in accordance with the Fannie Mae or Freddie Mac underwriting guidelines for “A” credit mortgagors. In addition, the originators’ underwriting standards do not prohibit a mortgagor from obtaining secondary financing at the time of origination of the originators’ first lien mortgage loan, or at any time thereafter, which secondary financing would reduce the equity the mortgagor would otherwise have in the related mortgaged property as indicated in the originators' loan- to-value ratio determination. Any resulting losses, to the extent not covered by credit enhancement, will affect the yield to maturity of the certificates. For a description of the underwriting standards under which the mortgage loans were originated, see “Mortgage Loan Origination—Underwriting Guidelines” in this free writing prospectus.

Recent Developments in the Residential Mortgage Market May Adversely Affect the Market Value of Your Securities.

Investors should note that the residential mortgage market has recently encountered difficulties which may adversely affect the performance or market value of your securities.

In recent months, delinquencies and losses with respect to residential mortgage loans generally have increased and may continue to increase, particularly in the subprime sector. In addition, in recent months residential property values in many states have declined or remained stable, after extended periods during which those values appreciated. A continued decline or a lack of increase in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally, especially with respect to second homes and investor properties, and with respect to any residential mortgage loans where the aggregate loan amounts (including any subordinate loans) are close to or greater than the related property values. Another factor that may have contributed to, and may in the future result in, higher delinquency rates is the increase in monthly payments on adjustable rate mortgage loans. Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable rate mortgage loans. Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. In addition, several residential mortgage loan originators who originate subprime loans have recently experienced serious financial difficulties and, in some cases, bankruptcy. Those difficulties have resulted in part from declining markets for their mortgage loans as well as from claims for repurchases of mortgage loans previously sold under provisions that require repurchase in the event of early payment defaults. The inability to repurchase such loans in the event of early payment defaults may also affect the performance of any securities backed by those loans.

The mortgage loans in the issuing entity do not include subprime mortgage loans, and the sponsor and its affiliates originate only a limited number of subprime mortgage loans, all of which are sold to third-parties. Regardless, these general market conditions may affect the performance of the mortgage loans backing your securities and, even if they do not affect performance, may adversely affect the market value of your securities.

The Value of the Mortgage Loans May Be Affected By, Among Other Things, a Decline in Real Estate Values, Which May Result in Losses or Shortfalls Being Incurred on the Notes.

No assurance can be given that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related mortgage loans. If the residential real estate market should experience an overall decline in property values so that the outstanding balances of the mortgage loans, and any other financing on the mortgaged properties, in the mortgage pool become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In particular, mortgage loans with high principal balances or high combined loan-to-value ratios may be adversely affected by any decline in real estate values. Real estate values in any area of the country may be affected by several factors, including population trends, mortgage interest rates, and the economic well-being of that area. Any decrease in the value of the mortgage properties related to the mortgage loans may result in the allocation of losses which are not covered by credit enhancement to the notes.

Taxation of the Issuing Entity

The issuing entity will be characterized for federal income tax purposes as one or more taxable mortgage pools, or TMPs. In general, a TMP is treated as a separate corporation not includible with any other corporation in a consolidated income tax return and is subject to corporate income taxation. However, on the closing date, American Home Mortgage Investment Corp. will acquire directly, or indirectly through one or more disregarded entities, the trust certificate and a 100% percentage interest in each class of restricted notes (collectively, the “Equity Securities”). So long as 100% of the Equity Securities are owned by a single REIT, directly or indirectly through one or more disregarded entities, classification of the issuing entity as a TMP will not cause it to be subject to corporate income taxation. Rather, the consequence of the classification of the issuing entity as a TMP is that the shareholders of the REIT will be required to treat a portion of the dividends they receive from such REIT as though they were “excess inclusions” with respect to a residual interest in a REMIC within the meaning of Section 860D of the Code.

In the event that 100% of the Equity Securities are no longer owned by a single REIT, directly or indirectly through one or more disregarded entities, the issuing entity would become subject to federal income taxation as a corporation and would not be permitted to file a consolidated federal income tax return with any other corporation. Pursuant to the trust agreement and the indenture, so long as a TMP Trigger Event has not occurred, a single REIT must at all times own the Equity Securities either directly, or indirectly through one or more Disregarded Entities. The owner of the Equity Securities may, however, pledge them as security for a loan or transfer them to a third party pursuant to the terms of a repurchase agreement that is treated as a financing transaction for federal income tax purposes. In the event of a default under any such loan or repurchase agreement, the lender or repurchase agreement counterparty, as applicable, would be permitted to transfer the Equity Securities to any person irrespective of whether such person qualified as a REIT, qualified REIT Subsidiary or Disregarded Entity. Under the terms of any such pledge agreement, as a condition to any such transfer which would result in the equity securities no longer being owned by a single REIT, (a) the disposition of assets and exchange of the Notes for REMIC Notes described herein must occur, (b) legal opinions shall have been provided as to, among other things, qualification of the new structure as one or more REMICs and (c) the transferring entity shall have funded the issuing entity with sufficient funds to compensate the issuing entity fully for any loss realized upon any such disposition of any mortgage loans and any related assets acquired upon foreclosure to the extent allocable to a class of Offered Notes. In the event that federal income taxes are imposed on the trust estate, the cash flow available to make payments on the offered notes would be reduced. In addition, the need for cash to pay such taxes could result in a liquidation of the issuing entity, with a consequential redemption of the notes at a time earlier than anticipated.

Taxation of the Issuing Entity After a TMP Trigger Event

To avoid the adverse tax consequences of being taxed as a corporation, the trust agreement and the indenture will provide that if the issuing entity becomes a taxable mortgage pool that is subject to federal income tax as a corporation (a “TMP Trigger Event”), the depositor shall cause certain steps to be taken, including the following: the servicer will purchase from the issuing entity any REO property at its fair market value (to the extent that the purchase price of the sale of such REO properties would result in the allocation of a realized loss to any class of offered notes, the party causing the TMP Trigger Event shall contribute an amount equal to such realized losses), and will either restrict foreclosure on (within the Underlying REMIC Trust, as described below) or sell from the issuing entity any mortgage loan that is then 60 or more days delinquent and any other assets that are not REMIC eligible; all of the remaining assets of the issuing entity will be transferred to a new entity (the “Underlying REMIC Trust”), with respect to which multiple REMIC elections will be made, in exchange for certain REMIC interests, including the REMIC underlying interests, to be issued by the underlying REMIC trust; the depositor will cause the issuing entity to make a REMIC election with respect to those REMIC underlying interests (the “Trust REMIC”) and the issuing entity will issue REMIC notes secured by those REMIC underlying interests (which REMIC notes will represent ownership of REMIC regular interests in the trust REMIC); and the REMIC notes will be transferred to beneficial owners of offered notes in exchange for their offered notes.

Each REMIC note issued by the issuing entity would, for federal income tax purposes, comprise three components: a REMIC regular interest in the trust REMIC, a separate contractual right to receive payments in respect of carryover shortfall amounts and the obligations to make payments to the group I derivative account and the group II derivative, as applicable. The aggregate cashflow of each such REMIC regular interest and related contractual right would be substantially similar to that of the offered note for which they would be exchanged, though the payment priority will change slightly.

A beneficial owner of an offered note would recognize gain or loss on the exchange of the offered note for the REMIC note in an amount equal to the difference, if any, between such beneficial owner’s adjusted tax basis in the offered note and sum of the fair market value of the REMIC regular interest, which in certain circumstances may be deemed to be equal to its then current principal balance, and the fair market value of the related contractual right received in exchange therefor. Any loss on the exchange of an Offered Note for a REMIC Note will be subject to the “wash sale” rules of Code Section 1091 which may disallow recognition of a loss on the exchange. Prospective investors in the Offered Notes are advised to consult their own tax advisors on the tax consequences of an exchange of an Offered Note for a REMIC Note.

There are no cases or rulings of the Internal Revenue Service (the “IRS”) on transactions similar to the conversion of the issuing entity to a newly created REMIC as described in this Free Writing Prospectus. As a result, there can be no guarantee that the IRS will not challenge the treatment of the conversion or that a court will not sustain such challenge.

All noteholders are advised to see “Material Income Tax Consequences-Taxation of the REMIC” in the Prospectus for a discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of the REMIC Regular Certificates.

The Credit Enhancement for the Offered Notes May Be Reduced Upon a TMP Trigger Event

Upon the occurrence of a TMP Trigger Event, the servicer on behalf of the issuing entity will sell the REO properties and other non-REMIC-eligible properties held by the issuing entity at its fair market value. If at the time of any such sale the REO properties and other non-REMIC-eligible properties in the issuing entity yield proceeds that are less than the then outstanding principal balance of the related mortgage loans plus accrued interest and related amounts reimbursable to the servicer and others, then the associated realized losses, which might have otherwise been incurred over a longer period of time, will be incurred at once. These realized losses, if any, on the mortgage loans will be allocated to the non-offered Notes if such notes are still outstanding, with a resulting reduction in the amount of subordination available as credit enhancement for the related classes of offered notes. In addition, if the issuing entity contains a significant number of REO properties and other non-REMIC-eligible properties at the time of any such sale, there will be an acceleration of the rate of prepayment of the mortgage loans resulting from the purchase from the issuing entity of such REO properties and other non-REMIC-eligible assets, whereas, in the absence of such TMP Trigger Event and such sale, the liquidations of such REO properties and other non-REMIC-eligible properties might have been spread out over a longer period.

The Mortgage Loans Concentrated in a Specific Region May Present a Greater Risk of Loss with Respect to Such Mortgage Loans.

As of the cut-off date, approximately 44.32%, 34.05% and 18.68% of the group I-1, group I-2 and group I-3, respectively, approximately 25.00% of the group I-1, group I-2 and group I-3 loans in the aggregate and approximately 15.63% of the group II loans, are secured by properties in the State of California. As of the cut-off date, approximately 13.99%, 14.74% and 9.55% of the group I-1, group I-2 and group I-3, respectively, approximately 11.07% of the group I-1, group I-2 and group I-3 loans in the aggregate and approximately 16.22% of the group II loans in the aggregate, are secured by properties in the State of Florida. Investors should note that some geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency than will be experienced on mortgage loans generally. For example, a region’s economic condition and housing market may be directly, or indirectly, adversely affected by natural disasters or civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots. The economic impact of any of these types of events may also be felt in areas beyond the region immediately affected by the disaster or disturbance. The mortgage loans securing the notes may be concentrated in these regions, and any concentration may present risk considerations in addition to those generally present for similar mortgage-backed notes without this concentration. Any risks associated with mortgage loan concentration may affect the yield to maturity of the notes to the extent losses caused by these risks which are not covered by credit enhancement are allocated to the notes.

Interest Generated by the Mortgage Loans May Be Insufficient to Create or Maintain Overcollateralization.

The amount of interest generated by the mortgage loans (net of fees and expenses) in a loan group is expected to be higher than the amount of interest required to be paid to the related notes and to make any net swap payment payable to the related swap provider. Any such excess interest will be used to create or maintain the target or level of overcollateralization by covering current or previous realized losses on the related loan group. In addition, amounts payable to the securities administrator under the cap contracts, floor contract and interest rate swap agreements may be used to cover certain related interest shortfalls, related basis risk shortfall carryforward amounts and related realized losses, as applicable, and to create or maintain, as applicable, the related level of overcollateralization as described in this free writing prospectus. We cannot assure you, however, that enough excess interest or amounts available from the related cap contracts, related floor contract or related interest rate swap agreements will be sufficient. The factors described below will affect the amount of excess interest that the related loan group will generate:

•
Every time a mortgage loan is prepaid in full, excess interest may be reduced because the mortgage loan will no longer be outstanding and generating interest or, in the case of a partial prepayment, will be generating less interest.

•	Every time a mortgage loan is liquidated, excess interest may be reduced because such mortgage loan will no longer be outstanding and generating interest.

•
If the rates of delinquencies, defaults or losses on the mortgage loans turn out to be higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available on such date to make required payments on the notes.

•
If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the amount of excess interest generated by the mortgage loans will be less than would otherwise be the case.

Payments From The Interest Rate Swap Agreements Are Subject to Limitations.

Net swap payments payable to the securities administrator by the related swap provider under the interest rate swap agreements will be available as described in this free writing prospectus to cover certain unpaid accrued note interest, related basis risk shortfall carryforward amounts, allocated realized loss amounts and, to the extent not covered by the related net monthly excess cashflow, to create or maintain the related level of overcollateralization, each as described in this free writing prospectus with respect to the Class I-1A, Class I-2A and Class I-M Notes and the Class II-A and Class II-M Notes, as applicable. However, no net amounts will be payable by the related swap provider unless the floating amount owed by the related swap provider on a payment date exceeds the fixed amount owed to the related swap provider on such payment date. No assurance can be made that any amounts will be received under the interest rate swap agreements, or that any such amounts that are received will be sufficient. Any net swap payment payable to the related swap provider under the terms of each interest rate swap agreement will reduce amounts available for distribution to the related noteholders, and may reduce the note interest rates of the related notes. If the rate of prepayments on the related mortgage loans is substantially faster than anticipated, the schedule on which payments due under each interest rate swap agreement are calculated may exceed the total principal balance of such mortgage loans, thereby increasing the relative proportion of interest collections on those mortgage loans that must be applied to make net swap payments to the related swap provider. The combination of a rapid rate of prepayment and low prevailing interest rates could adversely affect the yields on the related offered notes. In addition, any swap termination payment payable to the related swap provider in the event of early termination of the related interest rate swap agreement (other than certain swap termination payments resulting from an event of default or certain termination events with respect to the related swap provider, as described in this free writing prospectus, and to the extent not paid by the securities administrator on behalf of the issuing entity from any upfront payment received pursuant to any related replacement interest rate swap agreement that may be entered into by the issuing entity) will reduce amounts available for distribution to the related offered noteholders.

Prepayment Speeds Will Affect the Rate and Timing of Principal Distributions on the Notes.

Mortgagors may prepay their mortgage loans in whole or in part at any time. We cannot predict the rate at which borrowers will repay their loans. A prepayment of a mortgage loan generally will result in a prepayment on the related notes:

•	If you purchase your notes at a discount and principal is repaid slower than you anticipate, then your yield may be lower than you anticipate.

•	If you purchase your notes at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

•
The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates. Generally, if interest rates decline, prepayments on mortgage loans may increase due to the availability of other mortgage loans at lower interest rates. Conversely, if prevailing interest rates rise, the prepayments on mortgage loans may decrease.

•	Refinancing programs, which may involve targeted soliciting of all or some of the mortgagors to refinance their mortgage loans, may increase the rate of prepayments on the mortgage loans.

•
The sponsor will be required to purchase mortgage loans from the trust in the event certain breaches of representations and warranties occur and have not been cured. These purchases will have the same effect on the holders of the notes as a prepayment in full of any such purchased mortgage loans.

•
The sponsor has the option to purchase mortgage loans that become 90 days or more delinquent. Investors should note that the removal of any such mortgage loan from the trust may affect the loss and delinquency tests which determine the level of the overcollateralization target amount, which may adversely affect the market value of your certificates.

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The overcollateralization provisions are intended to result in an accelerated rate of principal payments to holders of the classes of notes whenever overcollateralization is at a level below the required level. An earlier return of principal to the holders of the notes as a result of the overcollateralization provisions will influence the yield on the notes in a manner similar to the manner in which principal prepayments on the mortgage loans will influence the yield on the notes.

See “Yield on the Notes” in this free writing prospectus, including the tables entitled “Percent of Initial Note Principal Balance Outstanding at the Following CPR Percentages.”

If the One-Year MTA is Replaced, the Margin for the Group I-1 Loans May Be Adjusted.

If One-Year MTA is no longer available, the servicer will choose a new index for group I-1 loans that is based on comparable information. When the servicer chooses a new index, it will increase or decrease the margin for each group I-1 loan by the difference between the average of the old index for the final three years it was in effect and the average of the replacement index for the most recent three years. The new margin for each group I-1 loan will be rounded up as provided in the related mortgage note.

Negative Amortization May Increase Losses Applied to the Notes.

When interest due on a group I-1 loan is added to the principal balance of such loan through negative amortization, the mortgaged property provides proportionally less security for the repayment of such loan. Therefore, if the mortgagor defaults on a group I-1 loan, there is a greater likelihood that a loss will be incurred upon the liquidation of the mortgaged property. Furthermore, the loss will be larger than it would otherwise have been in the absence of negative amortization. The noteholders will bear these losses as described under “Description of Notes — Allocation of Losses” in this free writing prospectus.

Allocation of Negative Amortization May Affect the Yield on the Class I-A Notes and Class I-M Notes.

The amount of negative amortization, if any, with respect to all group I-1 loans for a given month will reduce the amount of interest collected on the group I-1 loans and available to be distributed as interest to the related classes of Class I-A Notes and Class I-M Notes. As a result, the note interest rate on the Class I-A Notes and Class I-M Notes may be reduced to the related available funds rate. The reduction in interest collections will be offset, in part, by applying principal payments received on the group I-1 loans to interest distributions on the related classes of Class I-A Notes and Class I-M Notes. Any remaining interest shortfalls on the Class I-A Notes and Class I-M Notes will carry forward with interest thereon.

Some of the Mortgage Loans in Loan Group I-3 Have a Feature Where the Interest Rate Increases During the First Two Years Following Origination.

Approximately 18.57% of the mortgage loans in loan group I-3 were originated pursuant to the originator’s “Jumbo Progressive” program. Under this program, the borrower's mortgage rate increases by 1% each of the first two years after origination, and then is a fixed rate for the remainder of the term of the loan. These mortgage loans are all interest only for the first ten years, and then amortize with level monthly payments for the remaining twenty year term of the mortgage loan. In connection with this program, there is a 3% finance charge which may have been added to the principal balance of the related mortgage loan. The increase in the monthly payment on these mortgage loans may result in increased delinquencies and losses on these mortgage loans.

Junior Lien Positions May Cause a Payment Delay or a Loss on the Class II-A Notes and Class II-M Notes.

All of the group II loans as of the cut-off date are secured by junior mortgages or deeds of trust. The proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding balance of the group II loans in a junior lien position only to the extent that the claims of any senior mortgages have been satisfied in full. If it is uneconomical to foreclose on a mortgaged property, the servicer may write off the entire outstanding balance of the related group II loan as a bad debt. These risks are greater if a group II loan has a high combined loan-to-value ratio or low junior ratio because it is more likely that the servicer would determine foreclosure to be uneconomical. If the proceeds remaining from a sale of a mortgaged property are insufficient to satisfy the related group II loans in the trust and the other forms of credit enhancement are insufficient to cover the loss, then:

•	There will be a delay in payments to holders of the Class II-A Notes and Class II-M Notes while a deficiency judgment against the borrower is sought; and

•	Holders of the Class II-A Notes and Class II-M Notes may incur a loss if a deficiency judgment cannot be obtained or is not realized upon.

Some Additional Risks Are Associated with the Notes.

The weighted average life of, and the yields to maturity on the notes, will be sensitive to the rate and timing of mortgagor defaults and the severity of ensuing losses on the related mortgage loans. If the actual rate and severity of losses on the mortgage loans in a loan group are higher than those assumed by an investor in these related notes, the actual yield to maturity of these notes may be lower than assumed. The timing of losses on the mortgage loans will also affect an investor’s actual yields to maturity, even if the rate of defaults and severity of losses over the life of the mortgage pool are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity.

Realized losses on the group I-1 loans, group I-2 loans and group I-3 loans, to the extent they exceed the amount of the related overcollateralization following payments of principal on the related payment date, will reduce the note principal balance of the Class I-M-3, Class I-M-2 and Class I-M-1 Notes, in that order. Realized losses on the group I-1 loans, group I-2 loans and group I-3 loans to the extent the amount of related overcollateralization has been reduced to zero and the aggregate note principal balance of the Class I-M Notes has been reduced to zero, will be allocated (i) in the case of the group I-1 loans, to the Class I-1A-3, Class I-1A-2 and Class I-1A-1 Notes, in that order, (ii) in the case of the group I-2 loans, to the Class I-2A-2 Notes and Class I-2A-1 Notes, in that order and (iii) in the case of the group I-3 loans, to the Class I-3A-2 Notes and Class I-3A-1 Notes, in that order.

Realized losses on the group II loans, to the extent they exceed the amount of the related overcollateralization following payments of principal on the related payment date, will reduce the note principal balance of the Class II-M-5, Class II-M-4, Class II-M-3, Class II-M-2 and Class II-M-1 Notes, in that order. The indenture does not permit the allocation of realized losses to the Class II-A Notes. Investors in the Class II-A Notes should note that although realized losses will not be allocated to the Class II-A Notes, under certain loss scenarios there will not be enough principal and interest on the group II loans to pay the Class II-A Notes all interest and principal amounts to which they are then entitled.

Once a realized loss is allocated to the Class I-A, Class I-M or Class II-M Notes, no amounts will be distributable with respect to such written-down amount. However, the amount of any realized losses allocated to these notes may be repaid with interest to the holders thereof from the related cap contract, related floor contract or related interest rate swap agreement, as applicable, and from the related net monthly excess cashflow according to the priorities set forth under “Description of the Notes — Overcollateralization Provisions with Respect to Loan Group I” and “Description of the Notes — Overcollateralization Provisions with Respect to Loan Group II” in this free writing prospectus.

The yields to maturity on the notes will be extremely sensitive to losses due to defaults on the related mortgage loans (and the timing thereof), to the extent such losses are not covered by excess interest, overcollateralization, the cap contracts, the floor contract or the interest rate swap agreements or a class of notes subordinate thereto. Furthermore, as described in this free writing prospectus, the timing of receipt of principal and interest by the notes may be adversely affected by losses even if such class of notes does not ultimately bear such loss.

Also, investors in the notes should be aware that after the related stepdown date, if no related trigger event is in effect, the most subordinate class of Class M Notes in the related group of notes may receive more than such class’ pro rata share of principal for that payment date. As a result, the most subordinate class or classes of Class M Notes in the related group of notes may be reduced to zero prior to the more senior class or classes of such group of notes.

Unless the aggregate note principal balance of the Class I-A Notes is reduced to zero, it is not expected that the Class I-M Notes will receive any payments of principal until the related stepdown date. As a result, the weighted average lives of the Class I-M Notes may be longer than would otherwise be the case.

The Class I-M Notes represent interests in loan group I-1, loan group I-2 and loan group I-3. As a result, the note principal balances of these Class I-M Notes could be reduced to zero as a result of realized losses on the mortgage loans in these loan groups. Therefore, the allocation of realized losses on the mortgage loans to the Class I-M Notes will reduce the subordination provided by those classes of notes to all of the Class I-A Notes and Class I-M Notes with a higher payment priority, even if such classes of notes did not suffer any losses. This will increase the likelihood that future realized losses may be allocated to the senior notes related to the loan groups that did not suffer those previous losses.

Unless the aggregate note principal balance of the Class II-A Notes is reduced to zero, it is not expected that the Class II-M Notes will receive any payments of principal until the related stepdown date. As a result, the weighted average lives of the Class II-M Notes may be longer than would otherwise be the case.

Also, if the aggregate note principal balance of the Class II-M Notes have been reduced to zero, there may not be enough principal and interest generated from the mortgage loans available for payments on the Class II-A Notes, to the extent that realized losses on the mortgage loans reduce the amount available to be paid to such notes.

In addition, the yield on the offered notes will be sensitive to changes in the rates of prepayment of the related mortgage loans. Because distributions of principal will be made to the holders of such notes according to the priorities described in this free writing prospectus, the yield to maturity on such classes of notes will be sensitive to the rates of prepayment on the related mortgage loans experienced both before and after the commencement of principal distributions on such classes. The yield to maturity on such classes of notes will also be extremely sensitive to losses due to defaults on the related mortgage loans (and the timing thereof), to the extent such losses are not covered by a class of subordinate notes. Furthermore, as described in this free writing prospectus, the timing of receipt of principal and interest by the offered notes may be adversely affected by losses even if such classes of notes do not ultimately bear such loss.

Although loan-level mortgage insurance coverage has been acquired on behalf of the trust from the Modified Pool Insurer with respect to approximately 29.01%, 32.78% and 50.62% of the mortgage loans in loan group I-1, loan group I-2 and loan group I-3, respectively, approximately 44.48% of the mortgage loans in loan group I-1, loan group I-2 and loan group I-3, in the aggregate, by aggregate principal balance as of the cut-off date, such coverage will provide only limited protection against losses on defaulted covered mortgage loans. Unlike a financial guaranty policy, coverage under a mortgage insurance policy is subject to certain limitations and exclusions including, for example, losses resulting from fraud and physical damage to the mortgaged property and to certain conditions precedent to payment, such as notices and reports. As a result, coverage may be denied or limited on covered mortgage loans. In addition, since the amount of coverage depends on the loan-to-value ratio at the time of origination of the covered mortgage loan, a decline in the value of a mortgaged property will not result in increased coverage, and the issuing entity may still suffer a loss on a covered mortgage loan. The Modified Pool Insurer also has certain rights under the policy that may affect the timing and conduct of foreclosure proceedings and other servicing decisions regarding defaulted mortgage loans covered by the policy.

Under the Modified Pool Policy, the amount of the claim generally will include interest to the date the claim is presented. However, the claim must be paid generally within 60 days thereafter. To the extent the Servicer is required to continue making monthly advances after the claim is presented but before the claim is paid, reimbursement of these advances will reduce the amount of liquidation proceeds available for distribution to noteholders.

Statutory and Judicial Limitations on Foreclosure Procedures May Delay Recovery in Respect of the Mortgaged Property and, in Some Instances, Limit the Amount that May Be Recovered by the Foreclosing Lender, Resulting in Losses on the Mortgage Loans That Might be Allocated to the Notes.

Foreclosure procedures may vary from state to state. Two primary methods of foreclosing a mortgage instrument are judicial foreclosure, involving court proceedings, and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are asserted. Delays may also result from difficulties in locating necessary defendants. Non-judicial foreclosures may be subject to delays resulting from state laws mandating the recording of notice of default and notice of sale and, in some states, notice to any party having an interest of record in the real property, including junior lienholders. Some states have adopted “anti-deficiency” statutes that limit the ability of a lender to collect the full amount owed on a mortgage loan if the property sells at foreclosure for less than the full amount owed. In addition, United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions that are perceived by the court as harsh or unfair. The effect of these statutes and judicial principles may be to delay and/or reduce distributions in respect of the notes. See“Legal Aspects of Mortgage Loans—Foreclosure on Mortgages and Some Contracts” in the base prospectus.

Credit Enhancement Is Limited, and the Potential Inadequacy of the Credit Enhancement to Cover Losses on the Trust Assets May Result in Losses or Shortfalls Being Allocated to the Offered Notes.

The credit enhancement features described in the summary of this free writing prospectus are intended to enhance the likelihood that holders of the Class I-A Notes and Class II-A Notes and to a more limited extent, the holders of the Class I-M Notes and Class II-M Notes, will receive regular payments of interest and principal, as applicable. However, we cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your notes as a result of delinquencies or defaults on the mortgage loans. On the closing date, the amount of overcollateralization with respect to loan group I and loan group II will not equal the related target level of overcollateralization.

If delinquencies or defaults occur on the related mortgage loans, neither the servicer nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if, in the good faith judgment of the servicer, these advances would not be ultimately recovered from the proceeds of the mortgage loan.

The ratings of the notes by the rating agencies may be lowered following the initial issuance thereof as a result of losses on the mortgage loans in excess of the levels contemplated by the rating agencies at the time of their initial rating analysis. None of the depositor, the sponsor, the master servicer, the servicer, the indenture trustee, the owner trustee, the securities administrator or any of their respective affiliates will have any obligation to replace or supplement any credit enhancement, or to take any other action to maintain the ratings on the notes. See“Description of Credit Enhancement—Reduction or Substitution of Credit Enhancement” in the base prospectus.

The Difference Between the Interest Rates on the Mortgage Loans and the Related Offered Notes May Result in Shortfalls with Respect to these Notes.

The note interest rate with respect to the Class I-1A Notes and Class I-M Notes adjusts each month and is based upon the value of one-month LIBOR plus the related margin and is limited by the related available funds rate. However, the mortgage rate of substantially all of the mortgage loans in loan group I-1 is based upon one-year MTA plus the related gross margin, and adjusts monthly, commencing, in many cases, after an initial fixed rate period. These indices may respond differently to economic and market factors, and there is not necessarily any correlation between them. Moreover, the adjustable rate mortgage loans are subject to periodic rate caps, maximum mortgage rates and minimum mortgage rates. To the extent that the related note interest rate is limited to the related available funds rate, basis risk shortfalls may occur.

The note interest rate with respect to the Class I-2A Notes and Class I-M Notes adjusts each month and is based upon the value of one-month LIBOR plus the related margin and, is limited by the related available funds rate. However, the mortgage rate of all of the mortgage loans in loan group I-2 is fixed for an initial period, and then adjusts based on one of several mortgage indexes which adjust semi-annually or annually. These indices may respond differently to economic and market factors, and there is not necessarily any correlation between them. Moreover, the adjustable rate mortgage loans are subject to periodic rate caps, maximum mortgage rates and minimum mortgage rates. Thus, it is possible, for example, that the one-month LIBOR loan index may rise during periods in which the related mortgage indices are stable or falling or that, even if both the one-month LIBOR loan index and the related mortgage indices rise during the same period, the one-month LIBOR loan index may rise much more rapidly than the related mortgage indices. To the extent that the related note interest rate is limited to the related available funds rate, basis risk shortfalls may occur.

The note interest rate with respect to the Class II-A Notes and Class II-M Notes (other than the Class II-M-5 Notes) adjusts each month and is based upon the value of one-month LIBOR plus the related margin and is limited by the related available funds rate. However, the mortgage rates of all of the mortgage loans in loan group II are fixed. To the extent that the related note interest rate is limited to the related available funds rate, basis risk shortfalls may occur.

Each of the cap contracts, the floor contract and each of the interest rate swap agreements will be assigned to, or entered into by, the issuing entity. Amounts payable from Class I-1A cap contract will be used first, to cover some basis risk shortfall carryforward amounts on the Class I-1A Notes, second, to cover allocated realized loss amounts on the Class I-1A Notes and third, to maintain the related target amount of overcollateralization on the Class I-A Notes and Class I-M Notes. Amounts payable from Class I-2A cap contract will be used first, to cover some basis risk shortfall carryforward amounts on the Class I-2A Notes, second, to cover allocated realized loss amounts on the Class I-2A Notes and third, to maintain the related target amount of overcollateralization on the Class I-A Notes and Class I-M Notes. Amounts payable from Class I-M cap contract will be used first, to cover some basis risk shortfall carryforward amounts on the Class I-M Notes, second, to cover allocated realized loss amounts on the Class I-M Notes and third to maintain the related target amount of overcollateralization on the Class I-A and Class I-M Notes. Amounts payable from group II cap contract will be used first, to cover unpaid accrued interest on the Class II-A Notes and Class II-M Notes (other than the Class II-M-5 Notes), second, to cover allocated realized loss amounts on the Class II-M Notes, third, to cover some basis risk shortfall carryforward amounts on the Class II-A Notes and Class II-M Notes (other than the Class II-M-5 Notes) and third, to create or maintain the target amount of overcollateralization for group II. Amounts payable form the group II floor contract will be used first, to cover unpaid accrued interest on the Class II-A Notes and Class II-M Notes (other than the Class II-M-5 Notes), second, to cover allocated realized loss amounts on the Class II-M Notes, third, to cover some basis risk shortfall carryforward amounts on the Class II-A Notes and Class II-M Notes (other than the Class II-M-5 Notes) and third, to create or maintain the target amount of overcollateralization for group II. Following the payment of certain fees and expenses to the related group I swap provider, any net swap payments received from the Class I-1A interest rate swap agreement, Class I-2A interest rate swap agreement and Class I-M interest rate swap agreement will be used first, to cover unpaid accrued note interest on the Class 1-1A Notes and Class I-2A Notes, second, to cover unpaid accrued note interest on the Class I-M Notes, third, to cover allocated realized loss amounts on the Class I-M Notes, fourth, to cover basis risk shortfall carryforward amounts on the Class I-1A, Class I-2A and Class I-M Notes and fifth, to create or maintain the target amount of overcollateralization on the Class I-1A, Class I-2A and Class I-M Notes. Following the payment of certain fees and expenses to the group II swap provider, any net swap payments received from the group II interest rate swap agreement will be used first, to cover unpaid accrued interest on the Class II-A Notes and Class II-M Notes (other than the Class II-M-5 Notes), second, to cover allocated realized loss amounts on the Class II-M Notes, third, to cover some basis risk shortfall carryforward amounts on the Class II-A Notes and Class II-M Notes (other than the Class II-M-5 Notes) and third, to create or maintain the target amount of overcollateralization for group II. However, the parameters of the cap contracts, the floor contract and the interest rate swap agreements were made based on certain assumptions. In addition, in the event of a default by the related cap contract provider, the related floor contract provider or the related swap provider, as applicable, these payments will not be made.

The related net monthly excess cashflow will provide some protection against any basis risk shortfalls and net WAC shortfalls on the related offered notes, subject to the priorities described in this free writing prospectus. However, there can be no assurance that available related net monthly excess cashflow will be sufficient to cover these shortfalls, particularly because in a situation where the note interest rate on a class of notes is limited to the related available funds rate, there will be little or no related net monthly excess cashflow.

The Mortgage Pool Includes Several Instances of Multiple Mortgage Loans Made to the Same Borrower.

The mortgage pool includes several instances of multiple mortgage loans made to the same borrower. All of these mortgage loans are indicated with a loan purpose of “investment” or “investor” in the tables in this free writing prospectus. While these mortgage loans are not cross-defaulted, any default with respect to one of these mortgage loans may indicate an inability or unwillingness to pay on the part of the related borrower. In addition, many of these mortgage loans are located in mortgaged properties in adjacent or nearby locations. The greatest number of mortgage loans in loan group I-1 made to a single borrower is 4 mortgage loans in the case of 4 borrowers, one with an aggregate stated principal balance as of the cut-off date of $105,947. The greatest number of mortgage loans in loan group I-2 made to a single borrower is 9 mortgage loans in the case of 1 borrower, one with an aggregate stated principal balance as of the cut-off date of $178,500. The greatest number of mortgage loans in loan group I-3 made to a single borrower is 6 mortgage loans in the case of 1 borrower, one with an aggregate stated principal balance as of the cut-off date of $324,996. The greatest number of mortgage loans in loan group II made to a single borrower is 4 mortgage loans in the case of 3 borrowers, one with an aggregate stated principal balance as of the cut-off date of $143,975.

Some of the Mortgage Loans Have an Initial Interest Only Period, Which May Result in Increased Delinquencies and Losses.

As of the cut-off date, approximately 14.57%, 92.64%, 52.38% and none of the group I-1, group I-2, group I-3 and group II mortgage loans, respectively and approximately 42.81% of the group I and group II mortgage loans, in the aggregate, have initial interest only terms ranging from approximately 3 months to 10 years. During the applicable interest only period, the payment made by the related mortgagor will be less than it would be if the mortgage loan amortized. In addition, the mortgage loan balance will not be reduced by any principal portion of scheduled payments during this period. As a result, no principal payments will be made to the related notes from these mortgage loans during their interest only period except in the case of a prepayment.

After the initial interest only period, the scheduled monthly payment on these mortgage loans will increase, which may result in increased delinquencies by the related mortgagors, particularly if interest rates have increased and the mortgagor is unable to refinance. In addition, losses may be greater on these mortgage loans as a result of the mortgage loan not amortizing during the early years of these mortgage loans. Although the amount of principal included in each scheduled monthly payment for a traditional mortgage loan is relatively small during the first few years after the origination of a mortgage loan, in the aggregate the amount can be significant. Any resulting delinquencies and losses, to the extent not covered by credit enhancement, will be allocated to the related notes as described in this free writing prospectus.

Mortgage loans with an initial interest only period are relatively new in the mortgage marketplace. The performance of these mortgage loans may be significantly different than mortgage loans that begin to amortize with their first monthly payment. In particular, there may be a higher expectation by these mortgagors of refinancing their mortgage loans with a new mortgage loan, in particular one with an initial interest only period, which may result in higher or lower prepayment speeds than would otherwise be the case. In addition, the failure to build equity in the property by the related mortgagor may affect the delinquency, loss and prepayment of these mortgage loans.

The Ratings on the Notes are Not a Recommendation to Buy, Sell or Hold the Notes and are Subject to Withdrawal at any Time, Which May Affect the Liquidity or the Market Value of the Notes.

It is a condition to the issuance of the notes that each class of notes be rated no lower than the ratings described in this free writing prospectus. A security rating is not a recommendation to buy, sell or hold notes and may be subject to revision or withdrawal at any time. No person is obligated to maintain the rating on any note, and, accordingly, there can be no assurance that the rating assigned to any note on the date on which the notes are initially issued will not be lowered or withdrawn by either rating agency at any time thereafter. In the event any rating is revised or withdrawn, the liquidity or the market value of the related notes may be adversely affected. See“Ratings” in this free writing prospectus and in the prospectus.

The Mortgage Loans May Have Limited Recourse to the Related Borrower, Which May Result in Losses with Respect to These Mortgage Loans.

The mortgage loans included in the trust may be nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to those loans, recourse in the event of mortgagor default will be limited to the specific real property and other assets, if any, that were pledged to secure the mortgage loan. However, even with respect to those loans that provide for recourse against the mortgagor and its assets generally, there can be no assurance that enforcement of the recourse provisions will be practicable, or that the other assets of the mortgagor will be sufficient to permit a recovery in respect of a defaulted mortgage loan significantly in excess of the liquidation value of the related mortgaged property. Any risks associated with mortgage loans with no or limited recourse may adversely affect the yield to maturity of the related notes to the extent losses caused by these risks which are not covered by credit enhancement are allocated to the related notes.

The Mortgage Loans May Have Environmental Risks, Which May Result in Increased Losses with Respect to These Mortgage Loans.

To the extent any related mortgaged property is contaminated with or affected by hazardous wastes or hazardous substances, these mortgage loans may incur losses. See“Servicing of Mortgage Loans—Realization Upon or Sale of Defaulted Mortgage Loans” and“Legal Aspects of Mortgage Loans—Environmental Legislation” in the base prospectus. To the extent these environmental risks result in losses on the mortgage loans, the yield to maturity of the related notes, to the extent not covered by credit enhancement, may be affected.

Violation of Various Federal, State and Local Laws May Result in Losses on the Mortgage Loans.

Applicable state and local laws generally regulate interest rates and other charges, require specific disclosure, and require licensing of the originator. In addition, other state and local laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

The mortgage loans are also subject to federal laws, including:

(a)    the Federal Truth-in-Lending Act and Regulation Z promulgated thereunder, which require specific disclosures to the borrowers regarding the terms of the mortgage loans;

(b)    the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

(c)    the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower’s credit experience.

Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these federal or state laws, policies and principles may limit the ability of the issuing entity to collect all or part of the principal of or interest on the mortgage loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the issuing entity to damages and administrative enforcement. See “Legal Aspects of the Mortgage Loans” in the base prospectus.

On the closing date, the sponsor will represent, among other things, that each mortgage loan, at the time it was made and as of the applicable transfer date, complied in all material respects with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all predatory lending laws, and each loan has been serviced in all material respects in accordance with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws. In the event of a breach of this representation, the sponsor will be obligated to cure the breach or repurchase or replace the affected mortgage loan in the manner described in the prospectus.

The Return on the Notes Could be Reduced by Shortfalls Due to the Application of the Servicemembers Civil Relief Act and Similar State Laws.

The Servicemembers Civil Relief Act, as amended, or the Relief Act, and similar state laws provide relief to mortgagors who enter active military service and to mortgagors in reserve status who are called to active military service after the origination of their mortgage loans. The military operations by the United States in Iraq and Afghanistan have caused an increase in the number of citizens in active military duty, including those citizens previously in reserve status. Under the Relief Act the interest rate applicable to a mortgage loan for which the related mortgagor is called to active military service will be reduced from the percentage stated in the related mortgage note to 6.00%. This interest rate reduction and any reduction provided under similar state laws will result in an interest shortfall because none of the master servicer or the servicer, as applicable, will be able to collect the amount of interest which otherwise would be payable with respect to such mortgage loan if the Relief Act or similar state law was not applicable thereto. This shortfall will not be paid by the mortgagor on future due dates or advanced by the master servicer or the servicer, as applicable, and, therefore, will reduce the available funds for the noteholders on subsequent payment dates. We do not know how many mortgage loans in the mortgage pool have been or may be affected by the application of the Relief Act or similar state law. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected single family loan during the mortgagor's period of active duty status, and, under some circumstances, during an additional three month period thereafter. Thus, in the event that the Relief Act or similar legislation or regulations applies to any mortgage loan which goes into default, there may be delays in payment and losses on the notes in connection therewith. Any other interest shortfalls, deferrals or forgiveness of payments on the mortgage loans resulting from similar legislation or regulations may result in delays in payments or losses to the holders of the notes.

FICO Scores Mentioned in this Free Writing Prospectus Are Not an Indicator of Future Performance of Borrowers.

Investors should be aware that FICO scores are based on past payment history of the borrower. Investors should not rely on FICO scores as an indicator of future borrower performance. See“The Mortgage Pools — FICO Scores” in the base prospectus.

Default Risk on High Balance Mortgage Loans.

The principal balances of approximately 21.45%, 18.75%, 4.98% and none of the group I-1, group I-2, group I-3 and group II mortgage loans, respectively, approximately 79.69% of the group I-1, group I-2 and group I-3 mortgage loans in the aggregate and approximately 7.75% of the group I and group II mortgage loans in the aggregate, were greater than or equal to $1,000,000 as of the cut-off date. In addition, the mortgage loans in group I contain 50 mortgage loans with a principal balance between $1,000,000 and $10,348,237. The principal balance of the mortgage loan with the greatest principal balance included in the group I-1, group I-2 and group I-3 mortgage loans is equal to approximately $10,348,237, $2,800,000 and $2,773,033, respectively, representing approximately 7.99%, 1.91% and 0.46% of the related mortgage loans. The loss and delinquency experience on these high balance loans may have a disproportionate effect on the mortgage pool as a whole.

THE MORTGAGE POOL

General

References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate unpaid principal balance of the mortgage loans as of the Cut-off Date.

All of the mortgage loans will be acquired by the Depositor on the date of issuance of the Notes from American Home Mortgage Acceptance, Inc., an affiliate of the Depositor and the Servicer, pursuant to the Mortgage Loan Purchase Agreement. See“Mortgage Loan Origination” in this free writing prospectus.

The mortgage pool, referred to herein as the Mortgage Pool, has been divided into 4 loan groups, designated as Loan Group I-1, Loan Group I-2, Loan Group I-3 and Loan Group II, as more fully described below and in Schedule A to this free writing prospectus. The mortgage loans in Loan Group I-1 are referred to herein as the Group I-1 Loans, mortgage loans in Loan Group I-2 are referred to herein as the Group I-2 Loans, mortgage loans in Loan Group I-3 are referred to herein as the Group I-3 Loans (the Group I-1 Loans, Group I-2 and Group I-3 Loans are together referred to as the “Group I Loans”), the mortgage loans in Loan Group II are referred to herein as the Group II Loans. Each group of mortgage loans is referred to herein as a Loan Group. The Depositor will convey the mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement.

The Group I-1 Loans and Group I-2 Loans will initially consist of approximately 316 and 394 first lien adjustable-rate mortgage loans, respectively, secured primarily by one- to four-family residences and interests in shares issued by cooperative apartment corporations and the related proprietary lease. The Group I-1 Loans and Group I-2 Loans are also referred to in this free writing prospectus as the adjustable-rate mortgage loans. The Group I-3 Loans will initially consist of approximately 2,209 first lien fixed-rate mortgages secured primarily by one- to four-family residences and interests in shares issued by cooperative apartment corporations and the related proprietary lease. The Group II Loans will initially consist of approximately 3,025 second lien fixed-rate mortgages secured primarily by one- to four-family residences and interests in shares issued by cooperative apartment corporations and the related proprietary lease. The Group I-3 Loans and Group II Loans are also referred to in this free writing prospectus as the fixed-rate mortgage loans. The Group I-1, Group I-2, Group I-3 and Group II Loans have an initial aggregate unpaid principal balance as of the Cut-off Date of approximately $129,532,820, $146,697,169, $605,400,066 and $220,625,290 respectively, after application of scheduled payments due on or before the Cut-off Date whether or not received. The Group I-1 Loans have original terms to maturity of not greater than 40 years and the Group I-2, Group I-3 and Group II Loans have original terms to maturity of not greater than 30 years. See “Legal Aspects of the Loans—Cooperative Mortgage Loans” in the prospectus.

No mortgage loan included in the final mortgage pool will be more than 30 days delinquent as of the Cut-off Date. A loan is considered to be delinquent when a payment due on any due date remains unpaid as of the close of business on the last business day immediately prior to the next monthly due date. The determination as to whether a loan falls into this category is made as of the close of business on the last business day of each month.

The interest rate borne by the adjustable-rate mortgage loans will be adjusted, following in some cases an initial fixed-rate period, as follows:

•	semi-annually based on the Six-Month LIBOR Loan Index;

•	annually based on the One-Year LIBOR Loan Index; or

•	annually based on the One-Year MTA Loan Index;

each of which is referred to in this free writing prospectus as an Index. The rate on each of these mortgage loans will be computed in accordance with the related mortgage note, plus (or minus) the related gross margin, generally subject to rounding and to certain other limitations, including generally a maximum lifetime mortgage rate and in certain cases a minimum lifetime mortgage rate and in certain cases a maximum upward or downward adjustment on each interest adjustment date. As to each mortgage loan, the Servicer will be responsible for calculating and implementing interest rate adjustments.

Approximately 99.95% of the Group I-1 Loans allow the related mortgagor to choose each month one of several payment options, which may include an amount less than, equal to or greater than a fully-amortizing monthly payment, referred to as the Minimum Monthly Payment in this free writing prospectus. The Minimum Monthly Payment for these Group I-1 Loans will adjust annually, and on any Due Date on which the principal balance of the mortgage loan would otherwise exceed 110% (in the case of approximately 24.82% of the group I-1 mortgage loans, as of the Cut-off Date), 115% (in the case of approximately 1.20% of the group I-1 mortgage loans, as of the Cut-off Date), 120% (in the case of approximately 12.52% of the group I-1 mortgage loans, as of the Cut-off Date) or 125% (in the case of approximately 61.40% of the group I-1 mortgage loans, as of the Cut-off Date) of its original principal balance, to an amount which will fully amortize the Group I-1 Loan at the then current mortgage interest rate in equal monthly installments over its remaining term to maturity. The Minimum Monthly Payment may not, however, increase or decrease on any adjustment date by an amount greater than 7.500% of the Minimum Monthly Payment in effect immediately before that adjustment date, or the payment cap, provided that this 7.500% limitation does not apply to the adjustment made on the fifth anniversary of the first Due Date and each fifth anniversary thereafter or if the principal balance of a Group I-1 Loan would otherwise exceed 110%, 115%, 120% or 125% of its original principal balance. The final payment on these Group I-1 Loans also is not subject to any limit on the change in the Minimum Monthly Payment. Depending on the amount and timing of increases to the principal balance of a Group I-1 Loan due to negative amortization, the final payment on that Group I-1 Loan may be substantially larger than the immediately preceding Minimum Monthly Payment.

Since the mortgage interest rate on substantially all of the Group I-1 Loans adjusts monthly and the Minimum Monthly Payment adjusts annually, subject to the limitations described above, and since the Minimum Monthly Payment may not be increased on most adjustment dates by an amount greater than 7.500%, increases in the One-Year MTA Index will cause a larger portion of the monthly payment to be allocated to interest and a smaller portion to principal. In some cases, the interest due on the Group I-1 Loan may exceed the monthly payment. Any such excess will be added to the outstanding principal balance of the Group I-1 Loan in the form of negative amortization. Decreases in the One-Year MTA Index, on the other hand, will cause a larger portion of the monthly payment to be allocated to principal and a smaller portion to interest.

The mortgage interest rates for approximately 14.52% of the Group I-1 Loans are fixed for an initial five year period following the origination of the mortgage loan. After the initial fixed rate period, the mortgage interest rate borne by such Group I-1 Loans will be adjusted monthly based on One-Year MTA. The Group I-1 will generally contain a maximum mortgage rate cap for the first adjustment date and a maximum lifetime mortgage rate. As of the Cut-off Date, 37 Group I-1 Loans mortgage loans are in their initial fixed rate period. During the option period, the related mortgagor can choose one of several payment options, which may include an amount less than, equal to or greater than a fully-amortizing monthly payment, referred to as the Minimum Monthly Payment in this free writing prospectus. The payment options include the interest only payment, the fully amortized payment and the 15 Year amortized payment. If a payment option would not result in an amount greater than the minimum payment due, the payment option will not be available to a mortgagor. The option period remains until the earlier of (i) for 60 months or (ii) until payment of the Minimum Monthly Payment on the next scheduled payment date would cause the principal balance of the mortgage loan to exceed 120% of the original loan balance (110% in New York), whichever date is earlier. The interest only period will begin at the end of the option period and remain in effect until the 120th month. During the interest only period, the required monthly payment will be an interest only payment in an amount equal to the full amount of accrued interest of the mortgage loan calculated based on the outstanding principal balance of the mortgage loan and the interest rate then in effect. The required monthly payment may change on the first adjustment date and once a month thereafter based on the adjustment of interest. After the expiration on the interest-only period, the monthly payment will be adjusted monthly to pay interest at the then existing interest rate and amortize fully the then unpaid principal balance over its remaining term to maturity.

In addition, for any month, if the Servicer receives a payment on a Group I Loan that is less than the Minimum Monthly Payment or if no payment is received at all, the Servicer will advance its own funds to cover the difference between the Minimum Monthly Payment scheduled to be received and the amount actually received with respect to that Group I Loan. However, the Servicer will not be required to make such advances if it determines that those advances will not be recoverable from future payments or collections on that Group I Loan. Failure by the Servicer to remit any required advance, which failure goes unremedied for the number of days specified in the Servicing Agreement, will constitute an event of default under such Servicing Agreement. Such event of default will then obligate the Master Servicer, as successor Servicer, to advance such amounts to the Payment Account to the extent provided in the Master Servicing Agreement. Any failure of the Master Servicer to make such advances would constitute an event of default by the Master Servicer under the Master Servicing Agreement. The Indenture Trustee, as successor master servicer, will be required to make an advance which the Master Servicer is required to make but fails to do so.

For approximately 18.57% of the Group I-3 Loans, the mortgage rate increases by 1% each of the first two years after origination, and then is a fixed rate for the remainder of the term of the loan. These mortgage loans are all interest only for the first ten years, and then amortize with level monthly payments for the remaining twenty year term of the mortgage loan. In addition, there is a 3% finance charge which may have been added to the principal balance of the related mortgage loan.

The mortgage loans are being serviced by the Servicer as described below under “The Servicers.” The mortgage loans were originated generally in accordance with the guidelines described in “Mortgage Loan Origination” in this free writing prospectus.

All of the mortgage loans have scheduled monthly payments due on the Due Date. Each mortgage loan will contain a customary “due-on-sale” clause or will be assumable as provided in the related mortgage note.

Substantially all of the mortgage loans with loan-to-value ratios in excess of 80.00% have primary mortgage insurance up to the required agency limits.

Indices on Certain of the Mortgage Loans

One-Year MTA. Approximately 14.69% of the Group I Loans will adjust monthly based on the twelve-month moving average monthly yield on United States Treasury Securities adjusted to a constant maturity of one year, as published by the Federal Reserve Board in the Federal Reserve Statistical Release “Selected Interest Rates (H.15)”, determined by averaging the monthly yields for the most recently available twelve months. The One-Year MTA figure used for each interest rate adjustment date will be the most recent One-Year MTA figure available as of fifteen days before that date.

Listed below are some historical values of One-Year MTA since January 1, 2000. The values of One-Year MTA shown are intended only to provide an historical summary of the movements in the One-Year MTA and may not be indicative of future rates. No assurances can be given as to the value of One-Year MTA on any interest rate adjustment date or during the life of any Group I Loan.

	One-Year MTA
Adjustment Date	2000	2001	2002	2003	2004	2005	2006	2007
January 1	5.21%	6.00%	3.26%	1.94%	1.23%	2.02%	3.75%	4.98%
February 1	5.34	5.87	3.06	1.86	1.23	2.17	3.89	5.01
March 1	5.46	5.71	2.91	1.75	1.23	2.35	4.01	5.03
April 1	5.58	5.53	2.79	1.65	1.24	2.50	4.14
May 1	5.70	5.32	2.67	1.55	1.29	2.63	4.28
June 1	5.79	5.10	2.55	1.45	1.38	2.74	4.43
July 1	5.88	4.90	2.41	1.38	1.46	2.87	4.56
August 1	5.96	4.67	2.27	1.34	1.52	3.02	4.66
September 1	6.04	4.40	2.18	1.30	1.60	3.16	4.76
October 1	6.08	4.09	2.12	1.27	1.68	3.33	4.83
November 1	6.13	3.76	2.07	1.26	1.77	3.48	4.88
December 1	6.11	3.48	2.00	1.24	1.89	3.62	4.93

If One-Year MTA is no longer available, the Servicer will choose a new Index that is based on comparable information. When the Servicer chooses a new Index, it will increase or decrease the Margin on each Group I Loan by the difference between the average of One-Year MTA for the final three years it was in effect and the average of the replacement index for the most recent three years. The Margin will be increased by that difference if the average of One-Year MTA is greater than the average of the replacement index, and the Margin will be decreased by that difference if the average of the replacement index is greater than the average of One-Year MTA. The new Margin will be rounded up as provided in the related mortgage note.

Six-Month LIBOR. Approximately 42.60% of the Group I-2 Loans will adjust semi-annually based on the Six-Month LIBOR Loan Index. The Six-Month LIBOR Loan Index will be a per annum rate equal to the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal and as are most recently available as of the time specified in the related mortgage note.

Listed below are some historical values of Six-Month LIBOR since January 1, 2000. The values of Six-Month LIBOR shown are intended only to provide an historical summary of the movements in the Six-Month LIBOR and may not be indicative of future rates. No assurances can be given as to the value of Six-Month LIBOR on any interest rate adjustment date or during the life of any Group I Loan.

	Six-Month LIBOR Loan Index
Adjustment Date	2000	2001	2002	2003	2004	2005	2006	2007
January 1	6.13%	6.20%	2.03%	1.38%	1.22%	2.78%	4.71%	5.39%
February 1	6.29	5.26	2.08	1.35	1.21	2.97	4.82	5.40
March 1	6.33	4.91	2.04	1.34	1.17	3.19	4.98	5.33
April 1	6.53	4.71	2.36	1.23	1.16	3.39	5.14
May 1	6.73	4.30	2.12	1.29	1.37	3.41	5.25
June 1	7.11	3.98	2.08	1.21	1.61	3.54	5.39
July 1	7.00	3.91	1.95	1.12	1.90	3.73	5.58
August 1	6.89	3.69	1.87	1.21	1.94	3.95	5.51
September 1	6.83	3.45	1.80	1.20	1.98	4.00	5.42
October 1	6.76	2.52	1.71	1.14	2.20	4.27	5.38
November 1	6.72	2.15	1.60	1.23	2.62	4.47	5.37
December 1	6.64	2.03	1.47	1.27	2.63	4.63	5.33

One-Year LIBOR. Approximately 57.40% of the Group I-2 Loans will adjust annually based on One-Year LIBOR. The One-Year LIBOR Loan Index will be a per annum rate equal to the average of interbank offered rates for one-year U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal and are most recently available as of the time specified in the related mortgage note.

Listed below are some historical values of One-Year LIBOR since January 1, 2000. The values of One-Year LIBOR shown are intended only to provide an historical summary of the movements in the One-Year LIBOR and may not be indicative of future rates. No assurances can be given as to the value of One-Year LIBOR on any interest rate adjustment date or during the life of any Group I Loan.

	One-Year LIBOR
Adjustment Date	2000	2001	2002	2003	2004	2005	2006	2007
January 1	6.75%	5.17%	2.49%	1.45%	1.48%	3.10%	4.85%	5.34%
February 1	6.76	4.88	2.43	1.38	1.37	3.27	4.95	5.41
March 1	6.94	4.67	3.00	1.28	1.34	3.57	5.12	5.23
April 1	7.10	4.44	2.63	1.36	1.81	3.81	5.29
May 1	7.50	4.24	2.59	1.21	2.08	3.69	5.38
June 1	7.18	4.18	2.28	1.19	2.11	3.76	5.51
July 1	7.08	3.82	2.09	1.16	2.39	3.90	5.68
August 1	6.97	3.56	1.90	1.44	2.35	4.22	5.54
September 1	6.80	2.64	1.73	1.45	2.26	4.13	5.39
October 1	6.73	2.27	1.64	1.24	2.49	4.48	5.32
November 1	6.56	2.39	1.73	1.48	2.54	4.72	5.30
December 1	6.00	2.44	1.45	1.60	2.96	4.82	5.21

Mortgage Loan Characteristics

Loan Group I-1

The Group I-1 Loans will have an aggregate principal balance as of the Cut-off Date of approximately $129,532,820 after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group I-1 Loans are secured by first liens on the related mortgaged property.

The average principal balance of the Group I-1 Loans at origination will be approximately $403,810. No Group I-1 Loan had a principal balance at origination of greater than approximately $10,000,000 or less than approximately $48,000. The average principal balance of the Group I-1 Loans as of the Cut-off Date will be approximately $409,914. No Group I-1 Loan will have a principal balance as of the Cut-off Date of greater than approximately $10,348,237 or less than approximately $48,209.

As of the Cut-off Date, the Group I-1 Loans will have mortgage rates ranging from approximately 6.375% per annum to approximately 10.314% per annum and the weighted average mortgage rate will be approximately 8.473% per annum. The weighted average remaining term to stated maturity of the Group I-1 Loans will be approximately 426 months as of the Cut-off Date. None of the Group I-1 Loans will have a first Due Date prior to February 1, 2006, or after March 1, 2007, or will have a remaining term to maturity of greater than 478 months or less than 348 months as of the Cut-off Date. The latest maturity date of any Group I-1 Loan is February 1, 2047.

Approximately 77.86% of the Group I-1 Loans will provide for prepayment charges.

The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group I-1 Loans was approximately 76.21%. No loan-to-value ratio at origination of any Group I-1 Loan was greater than approximately 100.00% or less than approximately 18.52%.

Loan Group I-2

The Group I-2 Loans will have an aggregate principal balance as of the Cut-off Date of approximately $146,697,169 after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group I-2 Loans are secured by first liens on the related mortgaged property.

The average principal balance of the Group I-2 Loans at origination will be approximately $327,723. No Group I-2 Loan had a principal balance at origination of less than approximately $35,910 or greater than approximately $2,800,000. The average principal balance of the Group I-2 Loans as of the Cut-off Date will be approximately $372,328. No Group I-2 Loan will have a principal balance as of the Cut-off Date of greater than approximately $2,800,000 or less than approximately $35,910.

As of the Cut-off Date, the Group I-2 Loans will have mortgage rates ranging from approximately 5.000% per annum to approximately 9.625% per annum and the weighted average mortgage rate will be approximately 6.761% per annum. The weighted average remaining term to stated maturity of the Group I-2 Loans will be approximately 356 months as of the Cut-off Date. None of the Group I-2 Loans will have a first Due Date prior October 1, 2005, or after March 1, 2007, or will have a remaining term to maturity of less than 341 months or greater than 358 months as of the Cut-off Date. The latest maturity date of any Group I-2 Loan is February 1, 2037.

Approximately 17.68% of the Group I-2 Loans will provide for prepayment charges.

The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group I-2 Loans was approximately 75.90%. No loan-to-value ratio at origination of any Group I-2 Loan was greater than approximately 100.00% or less than approximately 33.62%.

Loan Group I-3

The Group I-3 Loans will have an aggregate principal balance as of the Cut-off Date of approximately $605,400,066 after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group I-3 Loans are secured by first liens on the related mortgaged property.

The average principal balance of the Group I-3 Loans at origination will be approximately $275,072. No Group I-3 Loan had a principal balance at origination of less than approximately $25,600 or greater than approximately $2,779,260. The average principal balance of the Group I-3 Loans as of the Cut-off Date will be approximately $274,061. No Group I-3 Loan will have a principal balance as of the Cut-off Date of greater than approximately $2,773,033 or less than approximately $25,541.

As of the Cut-off Date, the Group I-3 Loans will have mortgage rates ranging from approximately 3.750% per annum to approximately 9.505% per annum and the weighted average mortgage rate will be approximately 6.494% per annum. The weighted average remaining term to stated maturity of the Group I-3 Loans will be approximately 351 months as of the Cut-off Date. None of the Group I-3 Loans will have a first Due Date prior July 1, 2005, or after June 1, 2007, or will have a remaining term to maturity of less than 14 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I-3 Loan is May 1, 2037.

Approximately 10.18% of the Group I-3 Loans will provide for prepayment charges.

The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group I-3 Loans was approximately 73.03.%. No loan-to-value ratio at origination of any Group I-3 Loan was greater than approximately 100.00% or less than approximately 5.88%.

Loan Group I-1, Loan Group I-2 and Loan Group I-3

The Group I Loans will have an aggregate principal balance as of the Cut-off Date of approximately $881,630,055 after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group I Loans are secured by first liens on the related mortgaged property.

The average principal balance of the Group I Loans at origination will be approximately $302,190. No Group I Loan had a principal balance at origination of greater than approximately $10,000,000 or less than approximately $25,600. The average principal balance of the Group I Loans as of the Cut-off Date will be approximately $302,032. No Group I Loan will have a principal balance as of the Cut-off Date of greater than approximately $10,348,237 or less than approximately $25,541.

As of the Cut-off Date, the Group I Loans will have mortgage rates ranging from approximately 3.750% per annum to approximately 10.314% per annum and the weighted average mortgage rate will be approximately 6.830% per annum. The weighted average remaining term to stated maturity of the Group I Loans will be approximately 363 months as of the Cut-off Date. None of the Group I Loans will have a first Due Date prior to July 1, 2005 or after June 1, 2007, or will have a remaining term to maturity of less than 14 months or greater than 478 months as of the Cut-off Date. The latest maturity date of any Group I Loan is February 1, 2047.

Approximately 21.37% of the Group I Loans will provide for prepayment charges.

The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group I Loans was approximately 73.98%. No loan-to-value ratio at origination of any Group I Loan was greater than approximately 100.00% or less than approximately 5.88%.

Loan Group II

The Group II Loans will have an aggregate principal balance as of the Cut-off Date of approximately $220,625,290, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group II Loans are secured by second liens on the related mortgaged property.

The average principal balance of the Group II Loans at origination will be approximately $73,009. No Group II Loan had a principal balance at origination of greater than approximately $500,000 or less than approximately $10,000. The average principal balance of the Group II Loans as of the Cut-off Date will be approximately $72,934. No Group II Loan will have a principal balance as of the Cut-off Date of greater than approximately $499,801 or less than approximately $72,934.

As of the Cut-off Date, the Group II Loans will have mortgage rates ranging from approximately 5.375% per annum to approximately 18.750% per annum and the weighted average mortgage rate will be approximately 12.357% per annum. The weighted average remaining term to stated maturity of the Group II Loans will be approximately 179 months as of the Cut-off Date. None of the Group II Loans will have a first Due Date prior to April 1, 2005, or after May 1, 2007, or will have a remaining term to maturity of less than 115 months or greater than 240 months as of the Cut-off Date. The latest maturity date of any Group II Loan is April 1, 2027.

None of the Group II Loans will provide for prepayment charges.

The weighted average of the loan-to-value ratios at origination of the Group II Loans was approximately 21.42%. No loan-to-value ratio at origination of any Group II Loan was greater than approximately 79.36% or less than approximately 2.06%.

THE MASTER SERVICER AND THE SERVICERS

Master Servicer

Wells Fargo Bank, National Association (“Wells Fargo Bank”) will act as Master Servicer under the Master Servicing Agreement. Wells Fargo Bank is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company. A diversified financial services company with approximately $482 billion in assets, 23+ million customers and 158,000+ employees as of December 31, 2006, Wells Fargo & Company is a U.S. bank holding company, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The Depositor, the Sponsor and the Servicer may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates. Wells Fargo Bank maintains its principal corporate trust offices located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations) and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

The Master Servicer is responsible for the aggregation of monthly Servicer reports and remittances and for the oversight of the performance of the Servicer under the terms of the Servicing Agreement. In particular, the Master Servicer independently calculates monthly loan balances based on servicer data, compares its results to servicer loan-level reports and reconciles any discrepancies with the servicers. The Master Servicer also reviews the servicing of defaulted loans for compliance with the terms of the Indenture. In addition, upon the occurrence of certain Servicer events of default under the terms of any Servicing Agreement, the Master Servicer may be required to enforce certain remedies on behalf of the Trust as required by the Servicing Agreement against such defaulting Servicer. Wells Fargo Bank has been engaged in the business of master servicing since June 30, 1995. As of December 31, 2006 Wells Fargo Bank was acting as Master Servicer for approximately 1,427 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $748,854,000,000.

Wells Fargo Bank serves or may have served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the Trust. The terms of any custodial agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

The Master Servicer will, in accordance with the terms set forth in the Master Servicing Agreement, supervise the servicing of the mortgage loans by the Servicer under the Servicing Agreement. The Master Servicer will not ultimately be responsible for the performance of the servicing activities by the Servicer, except as otherwise described herein and the Master Servicing Agreement. If the Servicer fails to fulfill its obligations under the Servicing Agreement, then the Master Servicer is obligated to terminate the Servicer and either appoint a successor Servicer, as provided in the Master Servicing Agreement or assume the obligations of the Servicer under the Servicing Agreement. In accordance with the terms and conditions of the Servicing Agreement, the Servicer may not waive, modify or vary any term of any mortgage loan or consent to the postponement of any such term, or in any manner grant indulgence to any mortgagor unless the Servicer has obtained the prior written consent of the Master Servicer.

In addition, the Servicer shall be required to provide to the Master Servicer a liquidation report upon the foreclosure sale of any mortgaged property or the acquisition of a mortgaged property pursuant to a deed-in-lieu of foreclosure. If the Servicer has determined that there is a realized loss with respect to a mortgaged property, the Master Servicer shall review and approve all realized loss calculations contained in such liquidation report.

As compensation for its services under the Master Servicing Agreement, the Master Servicer shall be entitled to all investment income or other earnings on the funds on deposit in the Payment Account. The Master Servicer will also be entitled to reimbursement from the Trust Estate for certain expenses and other amounts prior to the payment of any amounts to the Noteholders.

The Agreements will provide that the Master Servicer and any director, officer, employee or agent of the Master Servicer will be entitled to recover from the Payment Account all reasonable out-of pocket expenses, disbursements and advances and expenses of the Master Servicer in connection with any breach of any Agreement to which it is a party or any claim or legal action (including any pending or threatened claim or legal action), incurred or made by the Master Servicer in the performance of its duties under the Agreements (including the reasonable compensation and disbursements of its counsel), other than any such expense, disbursement or advance as may arise from its negligence or intentional misconduct or which is the responsibility of the Noteholders.

Servicer

American Home Mortgage Servicing, Inc., referred to herein as the Servicer, will act as the Servicer of the mortgage loans pursuant to the Servicing Agreement. The Servicer is a Maryland corporation. The Servicer is engaged in the business of servicing single family residential mortgage loans secured by properties located in all 50 states and the District of Columbia. The Servicer has been servicing mortgage loans since its incorporation in 1972. The Servicer may use subservicers with respect to all or a portion of the mortgage loans, although the Servicer is not using any subservicers as of March 1, 2007.

The following table shows the size, composition, and growth of the Servicer’s portfolio of mortgage loans of the types specified as of the dates indicated:

Short Reset ARMs	December 31, 2004	December 31, 2005	December 31, 2006
Number Of Loans	20,751	36,699	68,802
Principal Balance	$4,762,653,643	$11,109,422,516	$24,725,791,965

Long Reset ARMs	December 31, 2004	December 31, 2005	December 31, 2006
Number Of Loans	26,199	52,505	43,350
Principal Balance	$5,780,463,715	$12,844,011,591	$10,907,479,663

Fixed Rate	December 31, 2004	December 31, 2005	December 31, 2006
Number Of Loans	47,496	64,561	72,631
Principal Balance	$5,834,968,501	$9,811,479,158	$11,657,591,865

Second Lien Fixed Rate	December 31, 2004	December 31, 2005	December 31, 2006
Number Of Loans	5,856	13,768	17,285
Principal Balance	$302,253,074	$878,044,948	$1,163,569,698

With respect to the table above, a Short Reset ARM is any adjustable rate mortgage loan without an initial fixed rate period or with an initial fixed rate period of 3 years or less, and a Long Reset ARM is any adjustable rate mortgage loan with an initial fixed rate period of 5 years or more.

The Servicer is not aware that any default or servicing related performance trigger has occurred as to any other securitization for which it acts as a master servicer, a servicer or a sub-servicer. The Servicer is not aware of any material noncompliance with any applicable servicing criteria as to any other securitizations. The Servicer outsources to various third-parties some of its obligations, including tracking of taxes and insurance and the management and sale of REO property. However, all servicing decisions are made by the Servicer.

The Servicer is an affiliate of American Home Mortgage Investment Corp., also referred to herein as American Home, a publicly-traded mortgage real estate investment trust that trades on the New York Stock Exchange under the symbol “AHM”. The financial statements of American Home may be found at www.sec.gov. The Servicer is a “taxable REIT subsidiary” of American Home.

A description of the duties of the Servicer, including each of the Servicer’s process for handling delinquencies, losses, bankruptcies and recoveries, may be found under “Servicing of Mortgage Loans” in the prospectus.

Collections on the mortgage loans will be maintained in a payment clearing account for two Business Days before being deposited into a specifically designated custodial account, segregated from the other assets of the securitization.

Because some of the mortgage loans are adjustable rate mortgage loans, the Servicer will be required to change the calculation of the monthly payment on each mortgage loan. The Servicer has procedures in place to change the amount of the monthly payment as reflected on the payment statements of the borrower.

The Servicer may not waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term, or in any manner grant indulgence to any Mortgagor unless the Servicer has obtained the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld. If the Servicer reduces the borrower’s monthly payment, the amount payable to the Trust may be reduced.

The Servicer does not have any custodial responsibility for the Mortgage Loans. The Indenture Trustee has sole custodial responsibility pursuant to the Indenture.

The Servicer’s liability is described in “Servicing of Mortgage Loans— Certain Matters Regarding the Master Servicer and the Company” in the prospectus.

The Servicer is not aware of any material legal proceedings pending against it or against any of its property, including any proceedings known to be contemplated by governmental authorities.

The Servicer is an affiliate of the Originator.

MORTGAGE LOAN ORIGINATION

The Originator

American Home Mortgage Investment Corp. is a Maryland corporation that originates mortgage loans through its direct and indirect wholly-owned subsidiaries. The Originator conducts lending through retail and wholesale loan production offices and its correspondent channel as well as its direct-to-consumer channel supported by the Originator’s call center. The Originator operates more than 600 retail and wholesale loan production offices located in 45 states and the District of Columbia and makes loans throughout all 50 states and the District of Columbia. The Originator has been originating mortgage loans since its incorporation in 1988, and has been originating hybrid mortgage loans since such date. The principal executive offices of the Originator are located at 538 Broadhollow Road, Melville, New York 11747.

The following table reflects the Originator’s originations of mortgage loans of the type specified as of the dates indicated:

Short Reset ARMs	Year Ending December 31, 2004	Year Ending December 31, 2005	Year Ending December 31, 2006
Number Of Loans	21,772	28,179	53,299
Principal Balance	$5,243,914,215	$9,539,586,012	$20,291,229,888

Long Reset ARMs	Year Ending December 31, 2004	Year Ending December 31, 2005	Year Ending December 31, 2006
Number Of Loans	19,282	42,559	30,624
Principal Balance	$4,611,088,818	$11,228,861,541	$9,401,339,446

Fixed Rate	Year Ending December 31, 2004	Year Ending December 31, 2005	Year Ending December 31, 2006
Number Of Loans	59,576	97,645	120,410
Principal Balance	$10,586,364,298	$19,633,708,424	$24,987,132,683

Second Lien Fixed Rate	Year Ending December 31, 2004	Year Ending December 31, 2005	Year Ending December 31, 2006
Number Of Loans	13,150	41,309	47,684
Principal Balance	$589,714,629	$2,398,946,831	$3,044,209,795

With respect to the table above, a Short Reset ARM is any adjustable rate mortgage loan without an initial fixed rate period or with an initial fixed rate period of 3 years or less, and a Long Reset ARM is any adjustable rate mortgage loan with an initial fixed rate period of 5 years or more.

The Originator is not aware of any material legal proceedings pending against it or against any of its property, including any proceedings known to be contemplated by governmental authorities material to the holders of the Notes.

Underwriting Guidelines

The following information generally describes the Originator’s underwriting guidelines with respect to mortgage loans originated pursuant to its “conforming” or “prime” underwriting standards and its Alt-A underwriting guidelines. None of the mortgage loans were generally written in accordance with the Federal Housing Administration’s underwriting guidelines.

The mortgage loans have been purchased or originated, underwritten and documented in accordance with the guidelines of Fannie Mae, Freddie Mac, the Federal Housing Administration (FHA), the Department of Veterans Affairs (VA), the US Department of Agriculture Guaranteed Rural Housing Program (GRH), Ginnie Mae, the underwriting guidelines of specific private investors, and the non-conforming or Alt-A underwriting guidelines established by the Originator. Conforming conventional loans must generally be approved by the Desktop Underwriter and Loan Prospector automated underwriting systems of Fannie Mae and Freddie Mac. FHA and VA loans are generally approved by these same automated underwriting systems.

The Originator’s non-conforming underwriting guidelines are similar to those of the government sponsored enterprises Fannie Mae and Freddie Mac but these loans are “non-conforming” in that they may not conform to the maximum loan amounts and in some cases to the underwriting guidelines of Fannie Mae and Freddie Mac. These non-conforming loans do not conform to and are not insurable by the Federal Housing Administration nor can they be guaranteed by the Department of Veterans Affairs.

The Originator’s underwriting philosophy is to weigh all risk factors inherent in the loan file, giving consideration to the individual transaction, borrower profile, the level of documentation provided and the property used to collateralize the debt. Because each loan is different, American Home expects and encourages underwriters to use professional judgment based on their experience in making a lending decision.

The Originator underwrites a borrower's creditworthiness based solely on information that the Originator believes is indicative of the applicant's willingness and ability to pay the debt they would be incurring.

The non-conforming loans are generally documented to the requirements of Fannie Mae and Freddie Mac in that the borrower provides the same information on the loan application along with documentation to verify the accuracy of the information on the application such as income, assets, other liabilities, etc. Certain non-conforming stated income or stated asset products allow for less verification documentation than Fannie Mae or Freddie Mac require. Certain non-conforming Alt-A products also allow for less verification documentation than Fannie Mae or Freddie Mac require. For these Alt-A products the borrower may not be required to verify employment income, assets required to close or both. For some other Alt-A products the borrower is not required to provide any information regarding employment income, assets required to close or both. Alt-A products with less verification documentation generally have other compensating factors such as higher credit score or lower loan-to-value requirements.

The Originator obtains a credit report that summarizes each borrower's credit history. The credit report contains information from the three major credit repositories, Equifax, Experian and TransUnion. These companies have developed scoring models to identify the comparative risk of delinquency among applicants based on characteristics within the applicant's credit report. A borrower's credit score represents a comprehensive view of the borrower’s credit history risk factors and is indicative of whether a borrower is likely to default on a loan. Some of the factors used to calculate credit scores are a borrower's incidents of previous delinquency, the number of credit accounts a borrower has, the amount of available credit that a borrower has utilized, the source of a borrower's existing credit, and recent attempts by a borrower to obtain additional credit. Applicants who have higher credit scores will, as a group, have fewer defaults than those who have lower credit scores. The minimum credit score allowed by the Originator’s non-conforming loan guidelines for these loans is 620 and the average is typically over 700. For the Originator’s Alt-A products, the minimum credit score is generally 580. If the borrowers do not have a credit score they must have an alternative credit history showing at least three trade lines with no payments over 60 days past due in the last 12 months.

In addition to reviewing the borrower's credit history and credit score, the Originator’s underwriters closely review the borrower's housing payment history. In general, for non-conforming loans the borrower should not have made any mortgage payments over thirty days after the due date for the most recent twelve months. In general, for Alt-A loans the borrower may have no more than one payment that was made over thirty days after the due date for the most recent twelve months.

In order to determine if a borrower qualifies for a non-conforming loan, the loans have been either approved by Fannie Mae’s Desktop Underwriter or Freddie Mac's Loan Prospector automated underwriting systems or they have been manually underwritten by the Originator’s underwriters. The Originator’s Alt-A loan products have been approved manually by contract underwriters provided by certain mortgage insurance companies. American Home Solutions products must receive an approval from the Assetwise automated underwriting system. For manually underwritten loans, the underwriter must ensure that the borrower’s income will support the total housing expense on an ongoing basis. Underwriters may give consideration to borrowers who have demonstrated an ability to carry a similar or greater housing expense for an extended period. In addition to the monthly housing expense the underwriter must evaluate the borrower's ability to manage all recurring payments on all debts, including the monthly housing expense. When evaluating the ratio of all monthly debt payments to the borrower's monthly income (debt-to-income ratio), the underwriter should be aware of the degree and frequency of credit usage and its impact on the borrower's ability to repay the loan. For example, borrowers who lower their total obligations should receive favorable consideration and borrowers with a history of heavy usage and a pattern of slow or late payments should receive less flexibility.

Every American Home mortgage loan is secured by a property that has been appraised by a licensed appraiser in accordance with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation. The appraisers perform on site inspections of the property and report on the neighborhood and property condition in factual and specific terms. Each appraisal contains an opinion of value that represents the appraiser's professional conclusion based on market data of sales of comparable properties, a logical analysis with adjustments for differences between the comparable sales and the subject property and the appraiser's judgment. In addition, each appraisal is reviewed for accuracy and consistency by an underwriter of the Originator or a mortgage insurance company contract underwriter.

The appraiser's value conclusion is used to calculate the ratio (loan-to-value) of the loan amount to the value of the property. For loans made to purchase a property this ratio is based on the lower of the sales price of the property and the appraised value. The Originator sets various maximum loan-to-value ratios based on the loan amount, property type, loan purpose and occupancy of the subject property securing the loan. In general, the Originator requires lower loan-to-value ratios for those loans that are perceived to have a higher risk, such as high loan amounts, loans in which additional cash is being taken out on a refinance transaction or loans on second homes. A lower loan-to-value ratio requires a borrower to have more equity in the property which is a significant additional incentive to the borrower to avoid default on the loan. In addition, for all conventional loans in which the loan-to-value ratio exceeds 80%, the Originator requires that the loan be insured by a private mortgage insurance company that is approved by Fannie Mae and Freddie Mac. Loans with higher loan-to-value ratios require higher coverage levels. For example, non-conforming loans with loan-to-value ratios of 85%, 90% and 95% require mortgage insurance coverage of 12%, 25% and 30%, respectively. Alt-A loans with full or alternative documentation and loan-to-value ratios of 85%, 90%, 95% and 97% require mortgage insurance coverage of 12-20%, 25%, 30% and 35%, respectively. Alt-A loans with loan-to-value ratios up to 100% require 35% coverage.

The Originator realizes that there may be some acceptable quality loans that fall outside published guidelines and encourages “common sense” underwriting. Because a multitude of factors are involved in a loan transaction, no set of guidelines can contemplate every potential situation. Therefore, each case is weighed individually on its own merits and exceptions to the Originator’s underwriting guidelines are allowed if sufficient compensating factors exist to offset any additional risk due to the exception.

FICO Scores

The FICO Score is a statistical ranking of likely future credit performance developed by Fair, Isaac & Company (“Fair, Isaac”) and the three national credit repositories-Equifax, Trans Union and First American (formerly Experian which was formerly TRW). The FICO Scores available from the three national credit repositories are calculated by the assignment of weightings to the most predictive data collected by the credit repositories and range from the 300’s to the 900’s. Although the FICO Scores are based solely on the information at the particular credit repository, such FICO Scores have been calibrated to indicate the same level of credit risk regardless of which credit repository is used. The FICO Scores is used along with, but not limited to, mortgage payment history, seasoning on bankruptcy and/or foreclosure, and is not a substitute for the underwriter’s judgment.

Representations and Warranties

In the Mortgage Loan Purchase Agreement, pursuant to which the Depositor purchased the mortgage loans from the Sponsor, the Sponsor made certain representations and warranties to the Depositor concerning the mortgage loans. The Indenture Trustee will be assigned all right, title and interest in the Mortgage Loan Purchase Agreement insofar as they relate to such representations and warranties made by the Sponsor.

The representations and warranties of the Sponsor with respect to the mortgage loans include the following, among others:

(1)    The information set forth in the mortgage loan schedule is true, complete and correct in all material respects as of the date such representation was made;

(2)    Each mortgage loan was originated or funded by (a) a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority or (b) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, as amended, and the mortgage loans are currently being serviced in accordance with accepted servicing practices;

(3)    As of the Closing Date, the improvements on each Mortgaged Property securing a mortgage loan are insured (by an insurer which is acceptable to the Sponsor) against loss by fire, flood and such hazards as are covered under a standard extended coverage endorsement in the locale in which the Mortgaged Property is located as provided by Fannie Mae or Freddie Mac;

(4)    As of the Closing Date, the improvements on each Mortgaged Property securing a Mortgage Loan are insured (by an insurer which is acceptable to the Sponsor) against loss by fire, flood and such hazards as are covered under a standard extended coverage endorsement in the locale in which the Mortgaged Property is located, in an amount which is not less than the lesser of the maximum insurable value of the improvements securing such Mortgage Loan or the outstanding principal balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder;

(5)    Except to the extent insurance is in place which will cover such damage, the physical property subject to any Mortgage is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

(6)    The Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

(7)    A lender’s title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to Fannie Mae or Freddie Mac, was issued on the date that each mortgage loan was created by a title insurance company which, to the best of the Sponsor’s knowledge, was qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Sponsor and its successors and assigns that the mortgage is a first priority lien on the related Mortgaged Property in the original principal amount of the mortgage loan. The Sponsor is the sole insured under such lender’s title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable;

(8)    As of the Closing Date there is no monetary default existing under any mortgage or the related mortgage note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; and neither the Sponsor nor any of its respective affiliates has taken any action to waive any default, breach or event of acceleration; and no foreclosure action is threatened or has been commenced with respect to the mortgage loan;

(9)    The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded, (i) if required by law in the jurisdiction where the Mortgaged Property is located, or (ii) to protect the interests of the Indenture Trustee on behalf of the Noteholders; and

(10)    At the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the mortgage loan and, the appraisal is in a form acceptable to Fannie Mae or Freddie Mac.

In the case of a breach of any representation or warranty set forth above which materially and adversely affects the value of the interests of Noteholders or the Indenture Trustee in any of the mortgage loans, within 90 days from the date of discovery or notice from the Indenture Trustee, the Depositor, the Securities Administrator or the Sponsor, the Sponsor will (i) cure such breach in all material respects, (ii) provide the Indenture Trustee with a substitute mortgage loan (if within two years of the Closing Date) or (iii) purchase the related mortgage loan at the applicable Repurchase Price. The obligations of the Sponsor to cure, purchase or substitute shall constitute the Indenture Trustee’s sole and exclusive remedy respecting a breach of such representations and warranties.

The Modified Pool Insurer

Radian Guaranty Inc., (“Radian Guaranty”) a Pennsylvania corporation with its principal offices in Philadelphia, Pennsylvania, is a private mortgage insurance company and wholly-owned subsidiary of Radian Group Inc., (“Radian”) an insurance holding company listed on the New York Stock Exchange. Radian Guaranty is licensed in all 50 states, the District of Columbia and Guam to offer mortgage insurance and is approved as a private mortgage insurer by Fannie Mae and Freddie Mac. Radian Guaranty’s financial strength is rated “AA” by S&P and Fitch and “Aa3” by Moody’s. Radian Guaranty’s financial strength currently is not rated by any other rating agency. The ratings reflect each respective rating agencies’ current assessments of the creditworthiness of Radian Guaranty and its ability to pay claims on its policies of insurance. Each financial strength rating of Radian Guaranty should be evaluated independently. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency. The above ratings are not recommendations to buy, sell or hold any class of offered certificates, and such ratings are subject to revision, qualification or withdrawal at any time by the applicable rating agencies. Radian Guaranty does not guaranty the market prices of the offered certificates nor does it guaranty that its financial strength ratings will not be revised, qualified or withdrawn.

Radian Guaranty is a wholly owned subsidiary of Radian. On February 6, 2007, MGIC Investment Corporation (“MGIC”) and Radian announced that they have entered into a merger agreement. The agreement provides for a merger of equals, with the surviving company to be headquartered in Milwaukee, Wisconsin. The merger is subject to final due diligence and regulatory review. Radian and MGIC anticipate that the merger will close in the fourth quarter of 2007. Copies of all information regarding Radian and MGIC that is referenced in this free writing prospectus can be read and copied at the SEC’s website at http://www.sec.gov, the SEC’s public reference room at 450 Fifth Street, N/W, Washington, D.C. 20549, and the offices at the NYSE 20 Broad Street, New York 10005.

Copies of Radian Guaranty’s quarterly and annual statutory financial statements, which are based on accounting principals that differ from generally accepted accounting principles and which may result in significant financial differences, are available upon request to Radian Guaranty at Radian Guaranty Inc., 1601 Market Street, Philadelphia, Pennsylvania 19103. Radian Guaranty’s telephone number is (215) 231-1000.

The Modified Pool Policy

A mortgage insurance policy (the “Modified Pool Policy”) will be obtained to cover losses (subject to the limitations described herein) by reason of default of the mortgagor on approximately 29.01%, 32.78% and 50.62% of the Group I-1 Loans, Group I-2 Loans and Group I-3 Loans, respectively, and approximately 44.68% of the Group I Loans in the aggregate, by aggregate principal balance of such mortgage loans as of the Cut-off Date (the “Covered Mortgage Loans”). The Modified Pool Policy will cover losses up to the Covered Percentage on each Covered Mortgage Loan, up to an aggregate amount equal to $11,808,861 (the “Aggregate Loss Limit”). The “Coverage Percentage” for each Covered Mortgage Loan is determined by the following formula: 1 - (65%/Original Loan-to-Value Ratio). The Coverage Percentage determined in accordance to the preceding formula shall be rounded up to the next whole percentage and provided to the insured. “Original Loan-to-Value Ratio” means the loan to value ratio of the loan at the time of origination, where the value for a new property is the lesser of the purchase price or the appraisal value and the value for a refinanced property is the appraisal value.

The Modified Pool Policy will be issued by Radian and delivered to the Indenture Trustee on the Closing Date. Radian will be paid the Modified Pool Insurer Fee. The Servicer will present claims and provide certain notices all in accordance with the terms of the Modified Pool Policy. Subject to certain limitations set forth in the servicing agreement, the Servicer is required to use commercially reasonable efforts to maintain the Modified Pool Policy during the term of the servicing agreement.

The following summary describes certain provisions of the Modified Pool Policy. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Modified Pool Policy.

The Modified Pool Insurer will not be liable for and the Modified Pool Policy will not apply to, extend to or cover any loss for which a claim is made in connection with a mortgage loan as to which there has been a misstatement, misrepresentation or omission or as a result of any other act of fraud or a breach of a representation or warranty concerning the Covered Mortgage Loans as set forth in the Modified Pool Policy.

For the purposes of the Modified Pool Policy, the following terms have the following meanings:

“Approved Sale” means (1) a sale of property acquired by the insured because of a Default by the borrower and to which the Modified Pool Insurer has given prior written approval, (2) a foreclosure or trustee’s sale of a property to a third party at a price equal to or exceeding the maximum amount specified by the Modified Pool Insurer to be bid by the insured or (3) a sale of the property by the borrower prior to the foreclosure sale and to which the Modified Pool Insurer has given prior written approval.

“Default” occurs when the borrower either becomes in arrears in an amount equal to or greater than one (1) monthly principal and interest payment due under the terms of the mortgage loan or violates any other term or condition of the mortgage loan which is a basis for a foreclosure action.

“Three (3) Months in Default” occurs when the borrower becomes in arrears in an amount equal to or greater than three (3) monthly principal and interest payments due under the terms of the mortgage loan.

“Qualified” means the Modified Pool Insurer is duly qualified under applicable state laws as a mortgage guaranty insurance company, duly authorized to write the insurance provided by the Modified Pool Policy, and has a financial strength rating of not lower than “Baa3” from Moody’s and “BBB-” from S&P (if rated by the respective rating agency).

Within ten (10) days after the Servicer receives notice or otherwise becomes aware that (a) a borrower is Three (3) Months in Default or (b) proceedings to acquire title to a borrower’s property have been commenced, whichever event occurs first, notice thereof will be given to the Modified Pool Insurer on behalf of the Servicer upon the form furnished by the Modified Pool Insurer; provided, however, that failure of the Modified Pool Insurer to furnish forms will not relieve the Servicer of the obligation to give notice in any reasonable form within the required time. Thereafter, the Servicer will report monthly to the Modified Pool Insurer in summary form the status of the borrower’s account, until a claim is submitted to the Modified Pool Insurer or until the borrower is less than Three (3) Months in Default. When a borrower becomes less than thirty (30) days in default, a final monthly report must be provided indicating that the Default has been cured. Failure by the Servicer to give any notice or file any report required under the Modified Pool Policy, within the time period specified, will not constitute failure to comply with a material condition of the Modified Pool Policy provided that such failure is remedied within fifteen (15) days of receipt of notice thereof from the Modified Pool Insurer. If the insured fails to give the notice of Default to the Modified Pool Insurer within the time period specified, any additional interest accruing or advances incurred or accruing during the period of such failure will not be includable in the claim.

If a Covered Mortgage Loan is assumed, the coverage under the Modified Pool Policy will remain in force if the original borrower is not released from personal liability. If the original borrower by an assumption is released from personal liability on a Covered Mortgage Loan, the liability of the Modified Pool Insurer for coverage under the Modified Pool Policy as to such Covered Mortgage Loan will terminate unless the Modified Pool Insurer approves the assumption in writing. The Servicer will provide the Modified Pool Insurer with the information and documentation required by the Modified Pool Insurer. The Modified Pool Insurer will not unreasonably withhold approval of an assumption.

In the event of Default, it will be a condition precedent to payment of a claim on any mortgage loan that the Servicer cause to be advanced in accordance with the applicable servicing guidelines: (1) reasonable and customary hazard insurance premiums, (2) taxes, assessments and other public charges imposed upon the property, (3) customary expenses necessary for preservation of the property, (4) condominium fees, homeowner association dues and other shared property fees, (5) all other reasonable and necessary expenses incurred in the Appropriate Proceedings, including attorney’s fees not in excess of three percent (3%) of the delinquent principal and interest at the time a Claim is filed, and customary court costs, (6) necessary and customary costs for eviction proceedings, including related attorney’s fees. In the event of Default, if there is any physical damage to the property from any cause, whether by accidental means or otherwise, it will be a condition precedent to payment of a claim on the mortgage loan that the Servicer cause to be restored the property to its condition at the time of the issuance of the Modified Pool Policy, reasonable wear and tear excepted.

Subject to the Aggregate Loss Limit, the amount of loss payable to the Servicer (on behalf of the Indenture Trustee) on each individual claim shall be the total of: (1) the amount of the unpaid principal balance at the time of an Approved Sale of the property, (2) the amount of the accumulated delinquent interest computed to the date of claim settlement at the mortgage loan’s rate of interest and (3) the amount of advances made on behalf of the Servicer (as described in the preceding paragraph) less (a) the amount of all rents and other payments (excluding net proceeds of an Approved Sale of the Property and the proceeds of fire and extended coverage insurance) collected or received by the insured, which are derived from or in any way related to the Property; (b) the amount of cash remaining in any escrow account as of the last payment date; (c) the amount of cash or other collateral to which the insured has retained the right of possession as security for the mortgage loan; (d) the amount paid under applicable fire and extended coverage policies which is in excess of the cost of restoring and repairing the Property and which has not been applied to the payment of the mortgage loan as required by the terms of the mortgage loan; (e) the amounts of any payments of Loss previously made by the Modified Pool Insurer; (f) the net proceeds upon an Approved Sale of the Property; and (g) any other amounts claimed by the insured to the extent they are excluded from the Claim Amount.

Subject to the Aggregate Loss Limit, in lieu of paying the loss determined by the computation above, the Modified Pool Insurer may, at its option, pay the Servicer (on behalf of the Indenture Trustee) the total of the amounts under clauses (1), (2) and (3) of the immediately preceding paragraph. As a condition precedent to the payment of any sum under this loss payment option, the Indenture Trustee will execute a transfer of title to the Mortgaged Property provided to it, without representation, warranty or recourse, on behalf of the Issuing Entity in favor of the Modified Pool Insurer upon receipt of an officer’s certificate from the Servicer that the Modified Pool Insurer elects such option and that the Servicer will deposit such funds in the Protected Account. Within thirty (30) days after the property is sold by the Modified Pool Insurer, the Modified Pool Insurer will give written notice to the Servicer (on behalf of the Indenture Trustee) of the net amount received for such sale.

Any claim payment or loss payment as described in the preceding two paragraphs will be a full and final discharge of the Modified Pool Insurer’s obligation with respect to such claim or loss under the terms of the Modified Pool Policy.

The aggregate losses are the sum of losses paid by the Modified Pool Insurer, reduced by any net amount the Modified Pool Insurer receives upon disposal of any property. When the aggregate losses paid by the Modified Pool Insurer reach an amount equal to the Aggregate Loss Limit, the liability of the Modified Pool Insurer to pay any additional claims for loss ceases.

The Modified Pool Policy will continue in force until (i) each Covered Mortgage Loan has either been paid in full, is no longer represented by the Security or is otherwise liquidated, or (ii) the Offered Certificates have either been paid in full or reduced to zero. If at any time the Modified Pool Insurer ceases to be Qualified, the Servicer shall give written notice to the Indenture Trustee (upon the Servicer’s actual knowledge thereof) and the Servicer on behalf of the Indenture Trustee shall terminate the Modified Pool Policy upon written notice to the Modified Pool Insurer, and thereupon no further premium shall be due under this Modified Pool Policy. The Modified Pool Insurer will use all diligent effort to remain qualified under applicable state laws as a mortgage guaranty insurance company, duly authorized to write the insurance provided by the Modified Pool Policy.

Unless otherwise mutually agreed, a claim for loss may be filed with the Modified Pool Insurer on the appropriate form provided by the Modified Pool Insurer within sixty (60) days after the insured has conveyed title to the property pursuant to an Approved Sale and shall be accompanied by such documents and other information as are reasonably requested by the Modified Pool Insurer. The Modified Pool Insurer shall not unreasonably withhold the approval necessary for such an Approved Sale. Failure to file a claim for loss within sixty (60) days after a claim could first be filed under the Modified Pool Policy shall be deemed a waiver of all rights to claim payment under the terms of the Modified Pool Policy. If the insured fails to file a Perfected Claim within one hundred eighty (180) days after the filing of the Claim, the insured will no longer be entitled to payment of a Loss and the Modified Pool Insurer will not be obligated to make any payment under the Modified Pool Policy.

Any payment of loss required to be made to the Servicer (on behalf of the Indenture Trustee) with respect to any claim will be payable within sixty (60) days after receipt by the Modified Pool Insurer of such claim, provided that, if the Modified Pool Insurer shall within twenty (20) days after the filing of the claim request additional information necessary to complete its review of the claim, then the sixty (60) day period will be suspended until the Modified Pool Insurer receives the requested information.

Notwithstanding any other provision of the Modified Pool Policy, the coverage extended to any mortgage loan may be terminated at the Modified Pool Insurer’s sole discretion, immediately and without notice, if, with respect to such mortgage loan, the insured shall permit or agree to any of the following without prior written consent of the Modified Pool Insurer:

A.
Loan Modification. Any material change or modification of the terms of the mortgage loan including but not limited to, the borrowed amount, interest rate, term or amortization schedule, excepting such modifications as may be specifically provided for in the mortgage loan documents, and permitted without further approval or consent of the insured. The insured may increase the principal balance of a mortgage loan, provided that the written approval of the Policy insurer has been obtained. The insured shall pay the Modified Pool Insurer the additional premium due at the then prevailing premium.

B.	Release. Any release of the borrower from liability for the mortgage loan.

C.	Assumption. Any assumption of liability for the mortgage loan, with or without release of the original borrower from liability therefore.

D.	Property Change. Any change in the Residential use or nature of the Property or any release of a portion of the collateral securing the mortgage loan.

E.	Servicing. Any sale or transfer of the servicing of a mortgage loan to an entity not previously approved in writing by the Modified Pool Insurer as a servicer.

ADDITIONAL INFORMATION

The description of the mortgage pool and the mortgaged properties in this free writing prospectus, including Schedule A hereto, is based upon the mortgage pool as constituted at the close of business on the Cut-off Date, as adjusted for the stated principal payments due on or before this date. Prior to the issuance of the Notes, mortgage loans may be removed from the mortgage pool as a result of incomplete documentation or otherwise if the Depositor deems this removal necessary or desirable, and may be prepaid at any time. A limited number of other mortgage loans may be included in the mortgage pool prior to the issuance of the Certificates unless including these mortgage loans would materially alter the characteristics of the mortgage pool as described in this free writing prospectus. The Depositor believes that the information set forth in this free writing prospectus will be representative of the characteristics of the mortgage pool as it will be constituted at the time the Notes are issued, although the range of mortgage rates and maturities and other characteristics of the mortgage loans may vary. If, as of the closing date, any material pool characteristic differs by 5% or more from the description in this free writing prospectus, revised disclosure will be provided either in a supplement to this free writing prospectus, or in a current report on Form 8-K filed by the Depositor. In no event, however, will more than 5% (by principal balance at the Cut-off Date) of the mortgage loans deviate from the characteristics of the mortgage loans set forth in this free writing prospectus.

STATIC POOL INFORMATION

Static pool information material to this offering may be found at https://www.americanhm.com/StaticPools/AHM2007-2.aspx. The Sponsor does not have any material static pool information with respect to any mortgage loans of the same type as those included in the trust fund originated by it prior to January 1, 2006, because all or substantially all of these mortgage loans originated by the Sponsor prior to that time were sold on a servicing released basis, and such information may not be obtained without unreasonable effort or expense. With respect to any of these mortgage loans originated by the Sponsor on or after January 1, 2006, the static pool information provided includes information solely for those mortgage loans which are currently being serviced by an affiliate of the Sponsor and not for any mortgage loans which have been sold on a servicing released basis.

The static pool information contained in this free writing prospectus contains vintage information for the previous three years. The sponsor has determined that information provided solely from prior securitized pools does not adequately reflect the historical experience of mortgage loans acquired by the sponsor with the characteristics of the mortgage loans included in the trust fund.

DESCRIPTION OF THE NOTES

General

The American Home Mortgage Investment Trust 2007-2, Mortgage-Backed Notes, Series 2007-2, will consist of sixteen classes of Notes, fourteen of which, along with the corresponding REMIC Notes, are offered pursuant to this free writing prospectus. The Class I-M-2 Notes and Class I-M-3 Notes are not offered pursuant to this free writing prospectus.

The Class I-1A Notes represent an interest primarily in the Group I-1 Loans. The Class I-2A Notes represent an interest primarily in the Group I-2 Loans. The Class I-3A Notes represent an interest primarily in the Group I-3 Loans. Payments of principal on the Class I-1A, Class I-2A and Class I-3A Notes will be made first from payments received from the Group I-1 Loans, Group I-2 Loans and Group I-3 Loans respectively. The Class I-M Notes represent an interest in the Group I-1 Loans, Group I-2 Loans and Group I-3 Loans. The Class I-A Notes and the Class I-M Notes are not entitled to payments from the Group II Loans.

The Class II-A Notes and Class II-M Notes represent an interest solely in the Group II Loans. The Class II-A Notes and the Class II-M Notes are not entitled to any payments from the Group I-1,Group I-2 or Group I-3 Loans.

The Trust Certificate, which is not offered hereby, will be entitled to payments on any Payment Date only after all required payments have been made on the Notes as provided in the Indenture and Trust Agreement.

Notwithstanding any other language in the Agreements, any potential for payment of the Net Monthly Excess Cashflow relating to the Group I Loans to the Notes relating to Loan Group I-1, Loan Group I-2 and Loan Group I-3 is a type of credit enhancement only, which has the effect of providing limited cross-collateralization.

The Notes will be issued by the Trust, the assets of which on the Closing Date will consist of the following:

•
all of the Issuing Entity’s right, title and interest in and to the mortgage loans, the related mortgage notes, mortgages and other related documents, including all interest and principal due with respect to the mortgage loans after the Cut-off Date, but excluding any payments of principal or interest due on or prior to the Cut-off Date excluding pre-payment penalties;

•	any mortgaged properties acquired on behalf of the trust by foreclosure or by deed in lieu of foreclosure, and any revenues received thereon;

•
four Cap Contracts, one of which will be used to make payments primarily on the Class I-1A Notes, one of which will be used to make payments primarily on the Class I-2A Notes, one of which will be used to make payments primarily on the Class I-M Notes and one of which will be used to make payments primarily on the Class II-A Notes and Class II-M Notes;

•	one Floor Contract, which will be used primarily to make payments on the Class II-A and Class II-M Notes;

•
three Interest Rate Swap Agreements, related to Group I, which will be used to make payments on the Class I-1A Class I-2A and Class I-M Notes and one Interest Rate Swap Agreement, related to Group II, which will be used primarily to make payments on the Class II-A and Class II-M Notes;

•	the rights of the Issuing Entity under all insurance policies required to be maintained pursuant to the Servicing Agreement;

•	the rights of the Depositor under the Mortgage Loan Purchase Agreement;

•	such assets relating to the mortgage loans as from time to time may be held in the Protected Account and the Payment Account;

•	the rights with respect to the Master Servicing Agreement and the Servicing Agreement, each to the extent assigned to the Issuing Entity; and

•	any proceeds of the foregoing.

The aggregate Stated Principal Balance of the Group I-1, Group I-2, Group I-3 and Group II Loans as of the Cut-off Date, after application of scheduled payments due whether or not received, is approximately $129,532,820, $146,697,169, $605,400,066 and $220,625,290, respectively, and the aggregate Stated Principal Balance of the Group I Loans in the aggregate after application of scheduled payments due whether or not received, is approximately $881,630,055.

Each class of Notes will have the initial Note Principal Balance as set forth on page 6 hereof and will have the Note Interest Rate as defined under “Glossary” in this free writing prospectus.

The Offered Notes will be issued, maintained and transferred on the book-entry records of DTC, Clearstream and Euroclear and their participants in minimum denominations representing Note Principal Balances of $100,000 and integral multiples of $1 in excess thereof. The Notes will be issued as global notes. See “Description of the Notes—Form of Notes” and “—Global Securities” in the base prospectus.

Book-entry Notes

The Class I-1A-1, Class I-1A-2, Class I-1A-3, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2, Class II-A, Class I-M-1, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-M-5 Notes will initially be issued in book-entry form and are referred to herein as the Book-entry Notes. Holders of the Book-entry Notes may elect to hold their Notes through DTC in the United States, or Clearstream Banking, société anonyme, formerly known as Cedelbank SA, or Clearstream, or Euroclear, in Europe if they are participants of their systems, or indirectly through organizations which are participants in their systems. The Book-entry Notes will be issued in one or more securities which equal the aggregate Note Principal Balance of the Notes and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream’s and Euroclear’s names on the books of their respective depositaries which in turn will hold the positions in customers' securities accounts in the depositaries’ names on the books of DTC. Investors may hold the beneficial interests in the Book-entry Notes in minimum denominations of $100,000 and integral multiples of $1 in excess thereof. Except as described below, no beneficial owner of the Book-entry Notes will be entitled to receive a physical note, or definitive note, representing the security. Unless and until definitive notes are issued, it is anticipated that the only holder of the Book-entry Notes will be Cede & Co., as nominee of DTC. Note Owners will not be holders as that term is used in the Agreements.

A Note Owner’s ownership of a Book-entry Security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the Note Owner's account for that purpose. In turn, the financial intermediary's ownership of the Book-entry Notes will be recorded on the records of DTC, or of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the Note Owner's financial intermediary is not a DTC participant and on the records of Clearstream or Euroclear, as appropriate.

Note Owners will receive all payments of principal and interest on the Book-entry Notes from the Securities Administrator through DTC and DTC participants. While the Book-entry Notes are outstanding, except under the circumstances described below, under the DTC rules, regulations and procedures, DTC is required to make book-entry transfers among participants on whose behalf it acts in connection with the Book-entry Notes and is required to receive and transmit payments of principal and interest on the Book-entry Notes.

Participants and indirect participants with whom Note Owners have accounts for Notes are similarly required to make book-entry transfers and receive and transmit the payments on behalf of their respective Note Owners. Accordingly, although Note Owners will not possess definitive notes, the DTC rules provide a mechanism by which Note Owners will receive payments and will be able to transfer their interest.

Note Owners will not receive or be entitled to receive definitive notes representing their respective interests in the Book-entry Notes, except under the limited circumstances described below. Unless and until definitive notes are issued, Note Owners who are not participants may transfer ownership of Book-entry Notes only through participants and indirect participants by instructing the participants and indirect participants to transfer the Book-entry Notes, by book-entry transfer, through DTC for the account of the purchasers of the Book-entry Notes, which account is maintained with their respective participants. Under the DTC rules and in accordance with DTC’s normal procedures, transfers of ownership of Notes will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Note Owners.

Under a book-entry format, Note Owners may experience delays in their receipt of payments, since the payments will be made by the Securities Administrator to Cede & Co., as nominee for DTC. Payments on Book-entry Notes held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. The payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a Note Owner to pledge Book-entry Notes to persons or entities that do not participate in the depositary system, or otherwise take actions relating to the Book-entry Notes, may be limited due to the lack of physical notes for the Book-entry Notes. In addition, issuance of the Book-entry Notes in book-entry form may reduce the liquidity of the Book-entry Notes in the secondary market since some potential investors may be unwilling to purchase securities for which they cannot obtain physical notes.

DTC has advised the Securities Administrator and the Note Registrar that, unless and until definitive notes are issued, DTC will take any action permitted to be taken by a Noteholder under the Agreements only at the direction of one or more financial intermediaries to whose DTC accounts the Book-entry Notes are credited, to the extent that the actions are taken on behalf of financial intermediaries whose holdings include the Book-entry Notes. Clearstream or the Euroclear operator, as the case may be, will take any other action permitted to be taken by Noteholders under the Agreements on behalf of a Clearstream participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the relevant depositary to effect the actions on its behalf through DTC. DTC may take actions, at the direction of the related participants, with respect to some Notes which conflict with actions taken relating to other Notes.

Definitive notes will be issued to Note Owners or their nominees, respectively, rather than to DTC or its nominee, only if (1) the Depositor advises the Securities Administrator or the Note Registrar in writing that DTC is no longer willing or able to properly discharge its responsibilities as clearing agency with respect to the Book-entry Notes and the Depositor is unable to locate a qualified successor within 30 days or (2) the Depositor, at its option (with the consent of the Securities Administrator, such consent not to be unreasonably withheld), elects to terminate the book-entry system through DTC. Additionally, after the occurrence of an event of default under the Indenture, any Note Owner materially and adversely affected thereby may, at its option, request and, subject to the procedures set forth in the Indenture, receive a definitive note evidencing such Note Owner's percentage interest in the related class of Notes.

Upon its receipt of notice of the occurrence of any event described in the immediately preceding paragraph, the Note Registrar is required to request that DTC notify all Note Owners through its participants of the availability of definitive notes. Upon surrender by DTC of the global note or definitive note representing the Book-entry Notes and receipt of instructions for re-registration, the Note Registrar will reissue the Book-entry Notes as definitive notes issued in the respective Note Principal Balances owned by individual Note Owners, and thereafter the Note Registrar, the Securities Administrator and the Indenture Trustee will recognize the holders of definitive notes as Noteholders under the Agreements.

Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Notes among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform the procedures and the procedures may be discontinued at any time. See Annex I to this free writing prospectus.

The Depositor, the Issuing Entity, the Master Servicer, the Servicer, the Sponsor, the Indenture Trustee, the Note Registrar, the Securities Administrator and the Owner Trustee will have no liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Book-entry Notes held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to beneficial ownership interests or transfers thereof.

For additional information regarding DTC, Clearstream, Euroclear and the Notes, see “Description of the Notes—Form of Notes” and “—Global Securities” in the prospectus.

Interest and Principal Payments on the Notes

The following describes distributions to be made to the Notes.

Interest Payments on the Class I-A Notes and Class I-M Notes

On each Payment Date, the Securities Administrator shall withdraw from the Payment Account the Available Funds relating to Loan Group I-1, Loan Group I-2 and Loan Group I-3 for such Payment Date and make the following payments, in the order of priority described below, in each case to the extent of the related Available Funds remaining for such Payment Date, to the extent described below:

(1)
to the Group I Derivative Account, in an amount equal to any Net Swap Payment and any Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to each Swap Provider pursuant to the related Swap Agreement;

(2)
concurrently, (A) from the Available Funds relating to Loan Group I-1, concurrently to the holders of the Class I-1A-1, Class I-1A-2 and Class I-1A-3 Notes, pro rata, based on their respective entitlements, the Accrued Note Interest for each such class for such Payment Date, (B) from the Available Funds relating to Loan Group I-2, concurrently to the holders of the Class I-2A-1 Notes and Class I-2A-2 Notes, pro rata, based on their respective entitlements, the Accrued Note Interest for each such class for such Payment Date and (C) from the Available Funds relating to Loan Group I-3, concurrently to the holders of the Class I-3A-1 Notes and Class I-3A-2 Notes, pro rata, based on their respective entitlements, the Accrued Note Interest for each such class for such Payment Date;

(3)
from the remaining Available Funds relating to Loan Group I-1, Loan Group I-2 and Loan Group I-3 for such Payment Date, sequentially, to the holders of the Class I-M-1, Class I-M-2 and Class I-M-3 Notes, in that order, the Accrued Note Interest for each such class for such Payment Date; and

(4)
any remaining Available Funds relating to Loan Group I-1, Loan Group I-2 and Loan Group I-3 for such Payment Date (to the extent not included as part of the related Principal Distribution Amount) to be included as part of the Net Monthly Excess Cashflow relating to Loan Group I to be allocated as described under “- Overcollateralization Provisions for Loan Group I” below.

Principal Payments on the Class I-A Notes and Class I-M Notes

On each Payment Date (a) prior to the related Stepdown Date or (b) on which a related Trigger Event is in effect, the holders of each class of Class I-A Notes and Class I-M Notes shall be entitled to receive payments in respect of principal to the extent of the related Principal Distribution Amount in the following amounts and order of priority:

(1)
concurrently, the related Class I-A Principal Allocation Fraction of the related Principal Distribution Amount shall be allocated to the Class I-1A, Class I-2A and Class I-3A Notes, as applicable and as provided below, until the Note Principal Balance of each such class has been reduced to zero;

(2)
any remaining related Principal Distribution Amount, sequentially, to the holders of the Class I-M-1, Class I-M-2 and Class I-M-3 Notes, in that order, until the Note Principal Balance of each such class is reduced to zero; and

(3)	any remainder as part of the Net Monthly Excess Cashflow relating to Loan Group I to be allocated as described under “- Overcollateralization Provisions for Loan Group I” below.

On each Payment Date (a) on or after the related Stepdown Date and (b) on which a related Trigger Event is not in effect, the holders of each class of Class I-A Notes and Class I-M Notes shall be entitled to receive payments in respect of principal to the extent of the related Principal Distribution Amount in the following amounts and order of priority:

(1)
concurrently, in an amount up to the related Class I-A Principal Allocation Fraction of the Class I-A Principal Distribution Amount shall be allocated to the Class I-1A, Class I-2A and Class I-3A Notes, as applicable and as provided below, until the Note Principal Balance of each such class has been reduced to zero;

(2)
from any remaining related Principal Distribution Amount, to the Class I-M-1 Notes, in an amount up to the Class I-M-1 Principal Distribution Amount, until the Note Principal Balance thereof has been reduced to zero;

(3)
from any remaining related Principal Distribution Amount, to the Class I-M2 Notes, in an amount up to the Class I-M-2 Principal Distribution Amount, until the Note Principal Balance thereof has been reduced to zero;

(4)
from any remaining related Principal Distribution Amount, to the Class I-M-3 Notes, in an amount up to the Class I-M-3 Principal Distribution Amount, until the Note Principal Balance thereof has been reduced to zero; and

(5)	any remainder as part of the Net Monthly Excess Cashflow relating to Loan Group I to be allocated as described under “- Overcollateralization Provisions for Loan Group I” below.

The allocation of distributions in respect of principal to the Class I-A Notes on each Payment Date (a) prior to the related Stepdown Date or (b) on which a related Trigger Event has occurred, will have the effect of accelerating the amortization of the Class I-A Notes, while, in the absence of Realized Losses, increasing the respective percentage interest in the aggregate Stated Principal Balance of the mortgage loans evidenced by the Class I-M Notes. Increasing the respective percentage interest in the trust of the Class I-M Notes relative to that of the Class I-A Notes is intended to preserve the availability of the subordination provided by the Class I-M Notes.

Any amounts in respect of principal distributable Class I-A Notes pursuant to clause (1) on each Payment Date (a) prior to the related Stepdown Date or (b) on which a related Trigger Event has occurred and clause (1) on each Payment Date (a) on or after the related Stepdown Date and (b) on which a related Trigger Event is not in effect shall be distributed concurrently, (i) to the Class I-1A-1, Class I-1A-2 and Class I-1A-3 Notes, concurrently, on a pro rata basis, (ii) to the Class I-2A-1 Notes and Class I-2A-2 Notes, concurrently, on a pro rata basis, and (iii) to the Class I-3A-1 Notes and Class I-3A-2 Notes, concurrently, on a pro rata basis, in each case, until the Note Principal Balance of each such class has been reduced to zero.

Interest Payments on the Class II-A Notes and Class II-M Notes (Other than the Class II-M-5 Notes)

On each Payment Date, the Securities Administrator shall withdraw from the Payment Account the Available Funds relating to Loan Group II for such Payment Date and make the following payments, in the order of priority described below, in each case to the extent of the Available Funds relating to Loan Group II remaining for such Payment Date, to the extent described below:

(1)
to the Group II Derivative Account, an amount equal to the sum of any Net Swap Payment and Swap Termination Payment due to the Swap Provider (other than certain Swap Termination Payments resulting from a Swap Provider Termination event);

(2)	from the remaining Available Funds relating to Loan Group II for such Payment Date, to the holders of the Class II-A Notes, the Accrued Note Interest for such class for such Payment Date;

(3)
from the remaining Available Funds relating to Loan Group II for such Payment Date, sequentially, to the holders of the Class II-M-1, Class II-M-2, Class II-M-3 and Class II-M-4 Notes, in that order, the Accrued Note Interest for each such class for such Payment Date; and

(4)
any remaining Available Funds relating to Loan Group II for such Payment Date (to the extent not included as part of the related Principal Distribution Amount) to be included as part of the Net Monthly Excess Cashflow relating to Loan Group II to be allocated as described under “- Overcollateralization Provisions for Loan Group II” below.

Principal Payments on the Class II-A Notes and Class II-M Notes

On each Payment Date (a) prior to the related Stepdown Date or (b) on which a related Trigger Event is in effect, the holders of the Class II-A Notes and each class of Class II-M Notes shall be entitled to receive payments in respect of principal to the extent of the related Principal Distribution Amount in the following amounts and order of priority:

(1)	the related Principal Distribution Amount shall be distributed to the Class II-A Notes, until the Note Principal Balance thereof has been reduced to zero;

(2)
any remaining related Principal Distribution Amount, sequentially, to the holders of the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-M-5 Notes, in that order, until the Note Principal Balance of each such class is reduced to zero; and

(3)	any remainder as part of the Net Monthly Excess Cashflow relating to Loan Group II to be allocated as described under “- Overcollateralization Provisions for Loan Group II” below.

On each Payment Date (a) on or after the related Stepdown Date and (b) on which a related Trigger Event is not in effect, the holders of each class of Class II-A Notes and Class II-M Notes shall be entitled to receive payments in respect of principal to the extent of the related Principal Distribution Amount in the following amounts and order of priority:

(1)	in an amount up to the Class II-A Principal Distribution Amount, to the Class II-A Notes, until the Note Principal Balance thereof has been reduced to zero;

(2)
from any remaining related Principal Distribution Amount, to the Class II-M-1 Notes, in an amount up to the Class II-M-1 Principal Distribution Amount, until the Note Principal Balance thereof has been reduced to zero;

(3)
from any remaining related Principal Distribution Amount, to the Class II-M-2 Notes, in an amount up to the Class II-M-2 Principal Distribution Amount, until the Note Principal Balance thereof has been reduced to zero;

(4)
from any remaining related Principal Distribution Amount, to the Class II-M3 Notes, in an amount up to the Class II-M-3 Principal Distribution Amount, until the Note Principal Balance thereof has been reduced to zero;

(5)
from any remaining related Principal Distribution Amount, to the Class II-M-4 Notes, in an amount up to the Class II-M-4 Principal Distribution Amount, until the Note Principal Balance thereof has been reduced to zero;

(6)
from any remaining related Principal Distribution Amount, to the Class II-M-5 Notes, in an amount up to the Class II-M-5 Principal Distribution Amount, until the Note Principal Balance thereof has been reduced to zero; and

(7)	any remainder as part of the Net Monthly Excess Cashflow relating to Loan Group II to be allocated as described under “- Overcollateralization Provisions for Loan Group II” below.

The allocation of distributions in respect of principal to the Class II-A Notes on each Payment Date (a) prior to the related Stepdown Date or (b) on which a related Trigger Event has occurred, will have the effect of accelerating the amortization of the Class II-A Notes, while, in the absence of Realized Losses, increasing the respective percentage interest in the aggregate Stated Principal Balance of the mortgage loans evidenced by the Class II-M Notes. Increasing the respective percentage interest in the trust of the Class II-M Notes relative to that of the Class II-A Notes is intended to preserve the availability of the subordination provided by the Class II-M Notes.

Overcollateralization Provisions for Loan Group I

With respect to any Payment Date, any Net Monthly Excess Cashflow relating to Loan Group I shall be paid as follows, in each case to the extent of remaining Net Monthly Excess Cashflow relating to Loan Group I:

(1)
to the holders of the Class I-A Notes and Class I-M Notes in an amount equal to the related Overcollateralization Increase Amount, payable to such holders as part of the related Principal Distribution Amount in the same priority as described under “—Principal Payments on the Class I-A Notes and Class I-M Notes” above;

(2)
to the Class I-A Notes, concurrently, (A) sequentially, to the Class I-1A-1, Class I-1A-2 and Class I-1A-3 Notes, in that order, (B) sequentially, to the Class I-2A-1 Notes and Class I-2A-2 Notes, in that order, and (C) sequentially, to the Class I-3A-1 Notes and Class I-3A-2 Notes, in that order, in each case, any Allocated Realized Loss Amount for such class for such Payment Date;

(3)
sequentially, to the Class I-M-1, Class I-M-2 and Class I-M-3 Notes, in that order, in each case, in an amount equal to any Allocated Realized Loss Amount for that class, to the extent not previously reimbursed;

(4)
concurrently, to each class of Class I-A Notes, any Basis Risk Shortfall Carryforward Amount for such classes, pro rata, based on the amount of Basis Risk Shortfall Carryforward Amount due such classes; and then sequentially to the Class I-M-1, Class I-M-2 and Class I-M-3 Notes, in that order, any Basis Risk Shortfall Carryforward Amount due to such classes;

(5)
to the Group I Derivative Account, any Swap Termination Payment resulting from a Swap Provider Trigger Event (to the extent not paid by the Securities Administrator from any upfront payment received pursuant to any related replacement interest rate swap agreement that may be entered into by the Issuing Entity); and

(6)	to the holder of the Trust Certificate as provided in the Indenture and the Trust Agreement.

Overcollateralization Provisions for Loan Group II

With respect to any Payment Date, any Net Monthly Excess Cashflow relating to Loan Group II shall be paid as follows, in each case to the extent of remaining Net Monthly Excess Cashflow relating to Loan Group II:

(1)
to the holders of the Class II-A Notes and Class II-M Notes then entitled to receive payments in respect of principal, in an amount equal to the related Overcollateralization Increase Amount, payable to such holders as part of the related Principal Distribution Amount in the same priority as described under “—Principal Payments on the Class II-A Notes and Class II-M Notes” above;

(2)
sequentially, to the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-M-5 Notes, in that order, in each case, an amount equal to any Allocated Realized Loss Amount for that class, to the extent not previously reimbursed;

(3)
to the Class II-A Notes, first, an amount equal to any Basis Risk Shortfall Carryforward Amount for such class, then sequentially to Class II-M-1, Class II-M-2, Class II-M-3 and Class II-M-4 Notes, in that order, an amount equal to any Basis Risk Shortfall Carryforward Amount due to such classes;

(4)
to the Group II Derivative Account, any Swap Termination Payment resulting from a Swap Provider Trigger Event (to the extent not paid by the Securities Administrator from any upfront payment received pursuant to any related replacement interest rate swap agreement that may be entered into by the Issuing Entity); and

(5)	to the holder of the Trust Certificate as provided in the Indenture and the Trust Agreement.

Calculation of LIBOR for the LIBOR Notes

On each LIBOR Determination Date, the Securities Administrator will determine the London interbank offered rate for one-month United States dollar deposits, or One-Month LIBOR, for the next Accrual Period for the LIBOR Notes on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rate appears on the Telerate Screen Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

On each Interest Determination Date, if the related LIBOR rate does not appear or is not available on Telerate Screen Page 3750, One-Month LIBOR for the related Accrual Period for the LIBOR Notes will be established separately by the Securities Administrator as follows:

(1)
If on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.0625%).

(2)
If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the higher of (x) One-Month LIBOR as determined on the previous Interest Determination Date and (y) the Reserve Interest Rate.

(3)	If no such quotations can be obtained and no Reference Bank rate is available, One-Month LIBOR will be the One-Month LIBOR rate applicable to the preceding Accrual Period.

The establishment of One-Month LIBOR on each Interest Determination Date by the Securities Administrator and the Securities Administrator’s calculation of the rate of interest applicable to the LIBOR Notes for the related Accrual Period shall (in the absence of manifest error) be final and binding.

The Cap Contracts, Floor Contract and Interest Rate Swap Agreements

The Cap Contracts

The Issuing Entity will enter into a cap contract (the “Class I-1A Cap Contract”) with [______________] (in such capacity, the “Class I-1A Cap Contract Provider”) primarily for the benefit of the holders of the Class I-1A Notes. The Issuing Entity will assign the Class I-1A Cap Contract to the Indenture Trustee and the Securities Administrator will be authorized to receive and distribute funds in respect of the Class I-1A Cap Contract on behalf of the Issuing Entity.

Under the Class I-1A Cap Contract, on or before each Payment Date commencing with the Payment Date in June 2007 and ending with the Payment Date in February 2012, the Class I-1A Cap Contract Provider will be obligated to pay to the Issuing Entity a floating amount for that Payment Date, equal to the product of (x) the excess, if any, of (i) One-Month LIBOR as determined pursuant to the Class I-1A Cap Contract for the related calculation period (as defined in the Class I-1A Cap Contract) over (ii) the Class I-1A Cap Contract Cap Rate for such Payment Date set forth below, (y) the Class I-1A Cap Contract Notional Amount (as defined below) for that Payment Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360.

The “Class I-1A Cap Contract Notional Amount” for each Payment Date and the “Class I-1A Cap Rate” for each Payment Date will be as described in the following table:

Month of Payment Date	Class I-1A Cap Contract Notional Amount ($)	Class I-1A Cap Contract Cap Rate (%)
June 2007	14,780.28	5.32%
July 2007	35,704.21	5.32%
August 2007	62,568.50	5.32%
September 2007	95,586.91	5.32%
October 200	134,674.05	5.32%
November 2007	180,138.89	5.32%
December 2007	231,752.76	5.32%
January 2008	289,429.30	5.32%
February 2008	353,017.12	5.32%
March 2008	422,249.85	5.32%
April 2008	496,771.29	5.32%
May 2008	623,249.50	5.32%
June 2008	746,099.11	5.32%
July 2008	870,195.43	5.32%
August 2008	987,604.12	5.32%
September 2008	1,106,085.82	5.32%
October 2008	1,225,000.73	5.32%
November 2008	1,335,338.93	5.32%
December 2008	1,437,758.21	5.32%
January 2009	1,532,855.49	5.32%
February 2009	1,621,197.03	5.32%
March 2009	1,703,445.27	5.32%
April 2009	1,779,901.65	5.32%
May 2009	1,866,396.26	5.32%
June 2009	1,944,890.93	5.32%
July 2009	2,016,034.43	5.32%
August 2009	2,080,327.16	5.32%
September 2009	2,138,358.70	5.32%
October 2009	2,190,523.35	5.32%
November 2009	2,237,294.10	5.32%
December 2009	2,279,115.74	5.32%
January 2010	2,316,150.98	5.32%
February 2010	2,348,783.10	5.32%
March 2010	2,377,215.05	5.32%
April 2010	2,401,748.03	5.32%
May 2010	2,444,922.03	5.32%
June 2010	2,204,884.30	5.32%
July 2010	1,987,805.36	5.32%
August 2010	1,989,369.92	5.32%
September 2010	1,985,722.34	5.32%
October 2010	1,977,830.45	5.32%
November 2010	1,966,476.90	5.32%
December 2010	1,952,298.36	5.32%
January 2011	1,935,880.30	5.32%
February 2011	1,917,731.57	5.32%
March 2011	1,898,076.65	5.32%
April 2011	1,877,281.39	5.32%
May 2011	1,855,737.56	5.32%
June 2011	1,832,682.74	5.32%
July 2011	1,808,020.01	5.32%
August 2011	1,782,727.99	5.32%
September 2011	1,756,429.90	5.32%
October 2011	1,729,433.36	5.32%
November 2011	1,578,914.69	5.32%
December 2011	1,552,714.32	5.32%
January 2012	967,584.73	5.32%
February 2012	1,082,007.92	5.32%

The Issuing Entity will enter into a cap contract (the “Class I-2A Cap Contract”) with [______________] (in such capacity, the “Class I-2A Cap Contract Provider”) primarily for the benefit of the holders of the Class I-2A Notes. The Issuing Entity will assign the Class I-2A Cap Contract to the Indenture Trustee and the Securities Administrator will be authorized to receive and distribute funds in respect of the Class I-2A Cap Contract on behalf of the Issuing Entity.

Under the Class I-2A Cap Contract, on or before each Payment Date commencing with the Payment Date in June 2007 and ending with the Payment Date in September 2013, the Class I-2A Cap Contract Provider will be obligated to pay to the Issuing Entity a floating amount for that Payment Date, equal to the product of (x) the excess, if any, of (i) One-Month LIBOR as determined pursuant to the Class I-2A Cap Contract for the related calculation period (as defined in the Class I-2A Cap Contract) over (ii) the Class I-2A Cap Contract Cap Rate for such Payment Date set forth below, (y) the Class I-2A Cap Contract Notional Amount (as defined below) for that Payment Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360.

The “Class I-2A Cap Contract Notional Amount” for each Payment Date and the “Class I-2A Cap Rate” for each Payment Date will be as described in the following table:

Month of Payment Date	Class I-2A Cap Contract Notional Amount ($)	Class I-2A Cap Contract Cap Rate (%)
June 2007	284,554.87	5.32%
July 2007	702,743.85	5.32%
August 2007	1,298,527.65	5.32%
September 2007	2,076,370.69	5.32%
October 200	3,046,475.83	5.32%
November 2007	4,020,025.79	5.32%
December 2007	4,931,755.46	5.32%
January 2008	5,765,736.04	5.32%
February 2008	6,547,371.18	5.32%
March 2008	7,224,703.21	5.32%
April 2008	7,926,231.56	5.32%
May 2008	8,611,817.87	5.32%
June 2008	9,287,820.51	5.32%
July 2008	10,016,088.80	5.32%
August 2008	10,774,887.95	5.32%
September 2008	11,105,588.19	5.32%
October 2008	11,930,695.05	5.32%
November 2008	12,543,218.09	5.32%
December 2008	12,960,398.67	5.32%
January 2009	13,253,796.06	5.32%
February 2009	13,474,706.86	5.32%
March 2009	13,619,687.54	5.32%
April 2009	13,755,036.21	5.32%
May 2009	13,940,872.92	5.32%
June 2009	14,103,616.81	5.32%
July 2009	14,255,664.76	5.32%
August 2009	14,415,166.99	5.32%
September 2009	14,565,150.46	5.32%
October 2009	15,076,216.06	5.32%
November 2009	15,005,227.45	5.32%
December 2009	14,878,928.39	5.32%
January 2010	14,724,203.52	5.32%
February 2010	14,037,127.85	5.32%
March 2010	12,037,569.63	5.32%
April 2010	11,983,564.80	5.32%
May 2010	11,930,263.44	5.32%
June 2010	11,311,000.22	5.32%
July 2010	10,596,501.48	5.32%
August 2010	10,520,155.56	5.32%
September 2010	10,434,177.01	5.32%
October 2010	10,340,445.45	5.32%
November 2010	10,227,901.56	5.32%
December 2010	10,109,284.51	5.32%
January 2011	9,991,085.04	5.32%
February 2011	9,873,703.89	5.32%
March 2011	9,762,817.56	5.32%
April 2011	9,646,226.96	5.32%
May 2011	9,532,748.54	5.32%
June 2011	9,412,726.78	5.32%
July 2011	9,283,013.42	5.32%
August 2011	9,139,740.20	5.32%
September 2011	8,985,111.05	5.32%
October 2011	8,816,579.87	5.32%
November 2011	8,647,516.10	5.32%
December 2011	8,483,125.13	5.32%
January 2012	8,323,332.24	5.32%
February 2012	3,043,422.00	5.32%
March 2012	2,136,549.28	5.32%
April 2012	5,508,675.35	5.32%
May 2012	5,382,877.62	5.32%
June 2012	5,247,357.91	5.32%
July 2012	5,093,302.50	5.32%
August 2012	4,913,186.51	5.32%
September 2012	4,715,141.48	5.32%
October 2012	4,495,315.15	5.32%
November 2012	4,298,585.80	5.32%
December 2012	4,126,127.15	5.32%
January 2013	3,973,238.70	5.32%
February 2013	3,830,927.42	5.32%
March 2013	3,706,499.61	5.32%
April 2013	3,574,149.49	5.32%
May 2013	3,453,160.46	5.32%
June 2013	3,329,934.58	5.32%
July 2013	3,195,916.86	5.32%
August 2013	3,049,712.87	5.32%
September 2013	2,899,309.55	5.32%

The Issuing Entity will enter into a cap contract (the “Class I-M Cap Contract”) with [______________] (in such capacity, the “Class I-M Cap Contract Provider”) primarily for the benefit of the holders of the Class I-M Notes. The Issuing Entity will assign the Class I-M Cap Contract to the Indenture Trustee and the Securities Administrator will be authorized to receive and distribute funds in respect of the Class I-M Cap Contract on behalf of the Issuing Entity.

Under the Class I-M Cap Contract, on or before each Payment Date commencing with the Payment Date in June 2010 and ending with the Payment Date in September 2013, the Class I-M Cap Contract Provider will be obligated to pay to the Issuing Entity a floating amount for that Payment Date, equal to the product of (x) the excess, if any, of (i) One-Month LIBOR as determined pursuant to the Class I-M Cap Contract for the related calculation period (as defined in the Class I-M Cap Contract) over (ii) the Class I-M Cap Contract Cap Rate for such Payment Date set forth below, (y) the Class I-M Cap Contract Notional Amount (as defined below) for that Payment Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360.

The “Class I-M Cap Contract Notional Amount” for each Payment Date and the “Class I-M Cap Rate” for each Payment Date will be as described in the following table:

Month of Payment Date	Class I-M Cap Contract Notional Amount ($)	Class I-M Cap Contract Cap Rate (%)
June 2010	3,000,008.76	5.32%
July 2010	7,244,395.33	5.32%
August 2010	7,267,779.16	5.32%
September 2010	7,289,536.03	5.32%
October 2010	7,308,064.80	5.32%
November 2010	7,314,084.68	5.32%
December 2010	7,318,112.81	5.32%
January 2011	7,312,604.68	5.32%
February 2011	7,304,234.36	5.32%
March 2011	7,292,642.70	5.32%
April 2011	7,276,895.30	5.32%
May 2011	7,258,829.33	5.32%
June 2011	7,238,286.07	5.32%
July 2011	7,216,098.53	5.32%
August 2011	7,190,239.74	5.32%
September 2011	7,161,740.68	5.32%
October 2011	7,129,761.22	5.32%
November 2011	7,081,101.92	5.32%
December 2011	7,044,953.93	5.32%
January 2012	6,944,717.80	5.32%
February 2012	6,365,392.94	5.32%
March 2012	6,870,061.49	5.32%
April 2012	6,824,766.98	5.32%
May 2012	20,436,261.38	5.32%
June 2012	20,038,617.95	5.32%
July 2012	19,601,572.20	5.32%
August 2012	19,169,984.92	5.32%
September 2012	18,713,645.35	5.32%
October 2012	18,244,068.08	5.32%
November 2012	17,821,847.92	5.32%
December 2012	17,391,913.84	5.32%
January 2013	17,023,698.20	5.32%
February 2013	16,659,684.10	5.32%
March 2013	16,320,336.27	5.32%
April 2013	16,000,439.03	5.32%
May 2013	15,699,449.57	5.32%
June 2013	15,400,503.32	5.32%
July 2013	15,072,201.44	5.32%
August 2013	14,749,792.12	5.32%
September 2013	14,409,142.45	5.32%

The Issuing Entity will enter into a cap contract (the “Group II Cap Contract”) with [______________] (in such capacity, the “Group II Cap Contract Provider”) for the benefit of the holders of the Group II Notes. The Issuing Entity will assign the Group II Cap Contract to the Indenture Trustee and the Securities Administrator will be authorized to receive and distribute funds in respect of the Group II Cap Contract on behalf of the Issuing Entity.

Under the Group II Cap Contract, on or before each Payment Date commencing with the Payment Date in May 2007 and ending with the Payment Date in January 2011, the Group II Cap Contract Provider will be obligated to pay to the Issuing Entity a floating amount for that Payment Date, equal to the product of (x) the excess, if any, of (i) One-Month LIBOR as determined pursuant to the Group II Cap Contract for the related calculation period (as defined in the Group II Cap Contract) over (ii) the Group II Cap Contract Cap Rate for such Payment Date set forth below, (y) the Group II Cap Contract Notional Amount (as defined below) for that Payment Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360.

The “Group II Cap Contract Notional Amount” for each Payment Date and the “Group II Cap Rate” for each Payment Date will be as described in the following table:

Month of Payment Date	Group II Cap Contract Notional Amount ($)	Group II Cap Contract Cap Rate (%)
May 2007	0	5.32%
June 2007	6,073,910.64	5.32%
July 2007	11,539,017.62	5.32%
August 2007	16,442,322.49	5.32%
September 2007	20,827,520.31	5.32%
October 2007	24,735,222.64	5.32%
November 2007	28,203,165.81	5.32%
December 2007	31,266,405.49	5.32%
January 2008	33,957,498.30	5.32%
February 2008	36,306,671.42	5.32%
March 2008	38,341,981.02	5.32%
April 2008	40,089,460.11	5.32%
May 2008	41,573,256.65	5.32%
June 2008	42,815,762.37	5.32%
July 2008	43,837,733.20	5.32%
August 2008	44,658,401.49	5.32%
September 2008	45,295,580.89	5.32%
October 2008	45,765,764.14	5.32%
November 2008	46,084,214.45	5.32%
December 2008	46,265,050.61	5.32%
January 2009	46,321,326.53	5.32%
February 2009	46,265,105.42	5.32%
March 2009	46,107,528.90	5.32%
April 2009	45,858,881.62	5.32%
May 2009	45,528,651.44	5.32%
June 2009	84,319,380.69	5.32%
July 2009	81,313,802.08	5.32%
August 2009	78,415,042.30	5.32%
September 2009	75,619,313.01	5.32%
October 2009	72,922,960.00	5.32%
November 2009	70,322,458.46	5.32%
December 2009	67,814,408.40	5.32%
January 2010	65,395,530.26	5.32%
February 2010	63,062,660.63	5.32%
March 2010	60,812,748.15	5.32%
April 2010	58,642,849.52	5.32%
May 2010	56,550,125.71	5.32%
June 2010	54,531,838.26	5.32%
July 2010	52,585,345.73	5.32%
August 2010	50,708,100.22	5.32%
September 2010	48,897,644.13	5.32%
October 2010	47,151,606.93	5.32%
November 2010	45,467,702.06	5.32%
December 2010	43,843,724.00	5.32%
January 2011	42,277,545.38	5.32%

Cap Contract Termination

The Cap Contracts will terminate following the last Payment Dates specified above, unless the Cap Contracts are terminated earlier upon the occurrence of a Cap Contract Event of Default, a Cap Contract Termination Event or a Cap Contract Additional Termination Event, each as defined below.

The obligation of the related Cap Contract Provider to pay specified amounts due under the related Cap Contracts (other than Cap Contract Termination Payments (as defined below)) will be subject to the following conditions precedent: (1) no Cap Contract Event of Default or event that with the giving of notice or lapse of time or both would become a Cap Contract Event of Default will have occurred and be continuing with respect to the Cap Contracts and (2) no “early termination date” (as defined in each Cap Contract) has occurred or been effectively designated with respect to the Cap Contracts.

Events of default under the Cap Contracts (each a “Cap Contract Event of Default”) include the following:

•	failure to make a payment as required under the terms of the related Cap Contract,

•	failure by the related Cap Contract Provider to comply with or perform certain agreements or obligations as required under the terms of the related Cap Contract,

•	failure to comply with or perform certain agreements or obligations in connection with any credit support document as required under the terms of the related Cap Contract,

•	certain representations by the related Cap Contract Provider or its credit support provider prove to have been incorrect or misleading in any material respect,

•
repudiation or certain defaults by the related Cap Contract Provider or any credit support provider in respect of any derivative or similar transactions entered into between the Issuing Entity and the related Cap Contract Provider and specified for this purpose in the related Cap Contract,

•
cross-default by the related Cap Contract Provider or any credit support provider relating generally to its obligations in respect of borrowed money in excess of a threshold specified in the related Cap Contract,

• certain insolvency or bankruptcy events, and

•	a merger by a party to the related Cap Contract without an assumption of such party’s obligations under the related Cap Contract,

each as further described in the Cap Contracts.

Termination events under the Cap Contracts (each a “Cap Contract Termination Event”) include the following:

•	illegality (which generally relates to changes in law causing it to become unlawful for either party to perform its obligations under the related Cap Contract),

•
tax event (which generally relates to the application of certain withholding taxes to amounts payable under the related Cap Contract, as a result of a change in tax law or, in certain circumstances solely with respect to the Issuing Entity, certain similar events) and

•	tax event upon merger (which generally relates to the application of certain withholding taxes to amounts payable under the related Cap Contract as a result of a merger or similar transaction)

each as further described in the Cap Contracts.

Additional termination events under the Cap Contracts (each a “Cap Contract Additional Termination Event”) include the following:

•
failure of the related Cap Contract Provider to maintain certain credit ratings or otherwise comply with the downgrade provisions of the related Cap Contract (including certain collateral posting requirements), in each case in certain circumstances as specified in the related Cap Contract, and

•
failure of the related Cap Contract Provider to comply with the Regulation AB provisions of the related Cap Contract (including, if applicable, the provisions of any additional agreement incorporated by reference into the related Cap Contract), each as further described in the Cap Contracts.

If a Cap Contract Provider’s credit ratings are withdrawn or reduced below certain ratings thresholds specified in the related Cap Contract, such Cap Contract Provider may be required, at its own expense and in accordance with the requirements of the related Cap Contract, to do one or more of the following: (1) obtain a substitute cap contract provider, or (2) establish any other arrangement as may be specified for such purpose in the related Cap Contract.

Upon the occurrence of a Cap Contract Event of Default, the non-defaulting party will have the right to designate an early termination date (an “Early Termination Date”). Upon the occurrence of a Cap Contract Termination Event or a Cap Contract Additional Termination Event, an Early Termination Date may be designated by one of the parties as specified in the related Cap Contract, and will occur only upon notice (including, in some circumstances, notice to the rating agencies) and, in some circumstances, after any affected party has used reasonable efforts to transfer its rights and obligations under the related Cap Contract to a related entity within a specified period after notice has been given of the Cap Contract Termination Event, and, in the case of downgrade below the second ratings threshold, only if a firm offer remains capable of acceptance by the offeree, all as set forth in the related Cap Contract. The occurrence of an Early Termination Date under a Cap Contract will constitute a “Cap Contract Early Termination.”

Upon a Cap Contract Early Termination, the related Cap Contract Provider may be liable to make a termination payment (the “Cap Contract Termination Payment”) to the Issuing Entity (regardless, if applicable, of which of the parties has caused the termination). The Cap Contract Termination Payment will be based on the value of the related Cap Contract computed in accordance with the procedures set forth in the related Cap Contract.

Upon a Cap Contract Early Termination, the Issuing Entity at the written direction of the Depositor will use reasonable efforts to appoint a successor cap counterparty to enter into a new cap contract on terms substantially similar to the related Cap Contract with a cap counterparty meeting all applicable eligibility requirements. The Securities Administrator will apply any Cap Contract Termination Payment received from the original related Cap Contract Provider in connection with such Cap Contract Early Termination to the upfront payment required to appoint the successor cap counterparty.

If a successor cap counterparty is not appointed within 30 days of the Cap Contract Early Termination, then the Securities Administrator will deposit any Cap Contract Termination Payment received from the original related Cap Contract Provider into a separate, non-interest bearing reserve account and will, on each subsequent Payment Date, withdraw from the amount then remaining on deposit in such reserve account an amount equal to the payment, if any, that would have been paid to the Issuing Entity by the original related Cap Contract Provider calculated in accordance with the terms of the original related Cap Contract, and distribute such amount in accordance with the terms of the Indenture.

The aggregate “significance percentage” of the Class I-1A Cap Contract, as calculated in accordance with Regulation AB Item 1115, is less than 10%. The aggregate “significance percentage” of the Class I-2A Cap Contract, as calculated in accordance with Regulation AB Item 1115, is less than 10%. The aggregate “significance percentage” of the Class I-M Cap Contract, as calculated in accordance with Regulation AB Item 1115, is less than 10%. The aggregate “significance percentage” of the Group II Cap Contract, as calculated in accordance with Regulation AB Item 1115, is less than 10%. The “significance estimate” of each Cap Contract is based on a reasonable good-faith estimate of the maximum probable exposure of the related Cap Contract, made in substantially the same manner as that used in the Underwriters’ internal risk management process in respect of similar instruments. Each Cap Contract provides that that it may be terminated in certain circumstances, including if the significance percentage is equal to or more than 10%.

The Group II Floor Contract

The Issuing Entity will enter into a floor contract (the “Group II Floor Contract”) with [______________] (in such capacity, the “Group II Floor Contract Provider”) for the benefit of the holders of the Group II Notes. The Issuing Entity will assign the Group II Floor Contract to the Indenture Trustee and the Securities Administrator will be authorized to receive and distribute funds in respect of the Group II Floor Contract on behalf of the Issuing Entity.

Under the Group II Floor Contract, on or before each Payment Date commencing with the Payment Date in May 2007 and ending with the Payment Date in June 2008, the Group II Floor Contract Provider will be obligated to pay to the Issuing Entity a floating amount for that Payment Date, equal to the product of (x) the excess, if any, of (i) the Group II Floor Contract Floor Rate for such Payment Date set forth below over (ii) One-Month LIBOR as determined pursuant to the Group II Floor Contract for the related calculation period (as defined in the Group II Floor Contract), (y) the Group II Floor Contract Notional Amount (as defined below) for that Payment Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360.

The “Group II Floor Contract Notional Amount” for each Payment Date and the “Group II Floor Rate” for each Payment Date will be as described in the following table:

Month of Payment Date	Group II Floor Contract Notional Amount ($)	Group II Floor Contract Floor Rate (%)
May 2007	208,683,901.57	4.50%
June 2007	185,858,678.36	4.50%
July 2007	165,529,499.21	4.50%
August 2007	147,423,461.21	4.50%
September 2007	131,297,493.94	4.50%
October 2007	116,935,098.86	4.50%
November 2007	104,143,444.97	4.50%
December 2007	92,750,781.91	4.50%
January 2008	82,604,135.76	4.50%
February 2008	73,567,256.64	4.50%
March 2008	65,518,790.67	4.50%
April 2008	58,350,651.67	4.50%
May 2008	51,966,570.80	4.50%
June 2008	46,280,804.84	4.50%

Floor Contract Termination

The Group II Floor Contract will terminate following the last Payment Date specified above, unless the Group II Floor Contract is terminated earlier upon the occurrence of a Floor Contract Event of Default, a Floor Contract Termination Event or a Floor Contract Additional Termination Event, each as defined below.

The obligation of the Floor Contract Provider to pay specified amounts due under the Group II Floor Contract (other than Floor Contract Termination Payments (as defined below)) will be subject to the following conditions precedent: (1) no Floor Contract Event of Default or event that with the giving of notice or lapse of time or both would become a Floor Contract Event of Default will have occurred and be continuing with respect to the Group II Floor Contract and (2) no “early termination date” (as defined in the Group II Floor Contract) has occurred or been effectively designated with respect to the Group II Floor Contract.

Events of default under the Group II Floor Contract (each a “Floor Contract Event of Default”) include the following:

•	failure to make a payment as required under the terms of the Group II Floor Contract,

•	failure by the Group II Floor Contract Provider to comply with or perform certain agreements or obligations as required under the terms of the Group II Floor Contract,

•	failure to comply with or perform certain agreements or obligations in connection with any credit support document as required under the terms of the Group II Floor Contract,

•	certain representations by the Group II Floor Contract Provider or any credit support provider prove to have been incorrect or misleading in any material respect,

•
repudiation or certain defaults by the Group II Floor Contract Provider or any credit support provider in respect of any derivative or similar transactions entered into between the Issuing Entity and the Group II Floor Contract Provider and specified for this purpose in the Group II Floor Contract,

•
cross-default by the Group II Floor Contract Provider or its credit support provider relating generally to its obligations in respect of borrowed money in excess of a threshold specified in the Group II Floor Contract,

• certain insolvency or bankruptcy events, and

•	a merger by a party to the Group II Floor Contract without an assumption of such party’s obligations under the Group II Floor Contract,

each as further described in the Group II Floor Contract.

Termination events under the Group II Floor Contract (each a “Floor Contract Termination Event”) include the following:

•	illegality (which generally relates to changes in law causing it to become unlawful for either party to perform its obligations under the Group II Floor Contract),

•
tax event (which generally relates to the application of certain withholding taxes to amounts payable under the Group II Floor Contract, as a result of a change in tax law or certain similar events) and

•	tax event upon merger (which generally relates to the application of certain withholding taxes to amounts payable under the Group II Floor Contract as a result of a merger or similar transaction)

each as further described in the Group II Floor Contract.

Additional termination events under the Group II Floor Contract (each a “Floor Contract Additional Termination Event”) include the following:

•
failure of the Group II Floor Contract Provider to maintain certain credit ratings or otherwise comply with the downgrade provisions of the Group II Floor Contract (including certain collateral posting requirements), in each case in certain circumstances as specified in the Group II Floor Contract, and

•
failure of the Group II Floor Contract Provider to comply with the Regulation AB provisions of the Group II Floor Contract (including, if applicable, the provisions of any additional agreement incorporated by reference into the Group II Floor Contract), each as further described in the Group II Floor Contract.

If the Group II Floor Contract Provider’s credit ratings are withdrawn or reduced below certain ratings thresholds specified in the Group II Floor Contract, the Group II Floor Contract Provider may be required, at its own expense and in accordance with the requirements of the Group II Floor Contract, to do one or more of the following: (1) obtain a substitute floor contract provider, or (2) establish any other arrangement as may be specified for such purpose in the Group II Floor Contract.

Upon the occurrence of a Floor Contract Event of Default, the non-defaulting party will have the right to designate an early termination date (an “Early Termination Date”). Upon the occurrence of a Floor Contract Termination Event or a Floor Contract Additional Termination Event, an Early Termination Date may be designated by one of the parties as specified in the Group II Floor Contract, and will occur only upon notice (including, in some circumstances, notice to the rating agencies) and, in some circumstances, after any affected party has used reasonable efforts to transfer its rights and obligations under the Group II Floor Contract to a related entity within a specified period after notice has been given of the Floor Contract Termination Event, and, in the case of downgrade below the second ratings threshold, only if a firm offer remains capable of acceptance by the offeree, all as set forth in the Group II Floor Contract. The occurrence of an Early Termination Date under the Group II Floor Contract will constitute a “Floor Contract Early Termination.”

Upon a Floor Contract Early Termination, the Group II Floor Contract Provider may be liable to make a termination payment (the “Floor Contract Termination Payment”) to the Issuing Entity (regardless, if applicable, of which of the parties has caused the termination). The Floor Contract Termination Payment will be based on the value of the Group II Floor Contract computed in accordance with the procedures set forth in the Group II Floor Contract.

Upon a Floor Contract Early Termination, the Issuing Entity at the written direction of the Depositor will use reasonable efforts to appoint a successor floor counterparty to enter into a new floor contract on terms substantially similar to the Group II Floor Contract with a floor counterparty meeting all applicable eligibility requirements. The Securities Administrator will apply any Floor Contract Termination Payment received from the original Group II Floor Contract Provider in connection with the Floor Contract Early Termination to the upfront payment required to appoint the successor floor counterparty.

If a successor floor counterparty is not appointed within 30 days of the Floor Contract Early Termination, then the Securities Administrator will deposit any Floor Contract Termination Payment received from the original Group II Floor Contract Provider into a separate, non-interest bearing reserve account and will, on each subsequent Payment Date, withdraw from the amount then remaining on deposit in such reserve account an amount equal to the payment, if any, that would have been paid to the Issuing Entity by the original Group II Floor Contract Provider calculated in accordance with the terms of the original Group II Floor Contract, and distribute such amount in accordance with the terms of the Indenture.

The aggregate significance percentage for the Group II Floor Contract is less than 10%. The “significance percentage” is the percentage that the significance estimate of the Group II Floor Contract represents of the aggregate Note Principal Balance of the related Notes. The “significance estimate” of the Group II Floor Contract is based on a reasonable good-faith estimate of the maximum probable exposure of the Group II Floor Contract, made in substantially the same manner as that used in the Underwriters’ internal risk management process in respect of similar instruments. The Group II Floor Contract provides that it may be terminated in certain circumstances, including if the significance percentage is equal to or more than 10%.

The Class I-1A Interest Rate Swap Agreement

The Issuing Entity will enter into an interest rate swap agreement (the “Class I-1A Interest Rate Swap Agreement”) with [_______________] (in such capacity, the “Class I-1A Swap Provider”) for the benefit holders of the Group II Notes. The Issuing Entity will assign the Class I-1A Interest Rate Swap Agreement to the Indenture Trustee and the Securities Administrator will be authorized to receive and distribute funds with regards to the Class I-1A Interest Rate Swap Agreement on behalf of the Issuing Entity, whether payable by or to the Class I-1A Swap Provider.

Under the Class I-1A Interest Rate Swap Agreement, on or before each Payment Date commencing with the Payment Date in May 2007 and ending with the Payment Date in February 2012, the Issuing Entity will be obligated to pay to the Class I-1A Swap Provider a fixed amount for that Payment Date, or the Fixed Swap Payment, equal to the product of (x) a fixed rate equal to 5.01740% per annum, (y) the Class I-1A Swap Notional Amount (as defined below) for that Payment Date, and (z) a fraction, the numerator of which is 30 (or, for the first Payment Date, the number of days elapsed from and including the effective date (as defined in the Class I-1A Interest Rate Swap Agreement) to but excluding the first Payment Date, determined on a 30/360 basis, and the denominator of which is 360, and the Class I-1A Swap Provider will be obligated to pay to the Issuing Entity a floating amount for that Payment Date, or the Floating Swap Payment, equal to the product of (x) One-Month LIBOR as determined pursuant to the Class I-1A Interest Rate Swap Agreement for the related calculation period (as defined in the Class I-1A Interest Rate Swap Agreement), (y) the Class I-1A Swap Notional Amount (as defined below) for that Payment Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period, and the denominator of which is 360. A net payment, referred to as a Net Swap Payment, will be required to be made on or before each applicable Payment Date (a) by the Issuing Entity to the Class I-1A Swap Provider, if the Fixed Swap Payment for such Payment Date exceeds the Floating Swap Payment for such Payment Date, or (b) by the Class I-1A Swap Provider to the Issuing Entity, if the Floating Swap Payment exceeds the Fixed Swap Payment for such Payment Date. For each Payment Date in respect of which the Issuing Entity is required to make a Net Swap Payment to the Class I-1A Swap Provider, the Issuing Entity will be required to make such payment to the Class I-1A Swap Provider prior to distributions to noteholders.

The Class I-1A Swap Notional Amount for each Payment Date will be equal to the scheduled notional amount as set forth below (the “Class I-1A Swap Notional Amount”):

Month of Payment Date	Class I-1A Notional Amount ($)
May 2007	18,367,271.03
June 2007	18,353,399.55
July 2007	18,309,004.05
August 2007	18,234,715.45
September 2007	18,131,291.02
October 2007	17,997,766.11
November 2007	17,832,672.51
December 2007	17,637,666.21
January 2008	17,410,986.92
February 2008	17,153,571.66
March 2008	16,866,034.16
April 2008	16,548,565.39
May 2008	16,030,180.81
June 2008	15,505,846.25
July 2008	14,984,047.81
August 2008	14,460,620.47
September 2008	13,918,279.43
October 2008	13,358,668.31
November 2008	12,816,589.62
December 2008	12,292,320.03
January 2009	11,782,333.21
February 2009	11,287,926.78
March 2009	10,808,487.10
April 2009	10,343,217.64
May 2009	9,837,105.89
June 2009	9,349,497.27
July 2009	8,879,311.99
August 2009	8,425,704.51
September 2009	7,987,747.85
October 2009	7,564,769.05
November 2009	7,156,029.43
December 2009	6,760,917.63
January 2010	6,378,952.78
February 2010	6,009,402.23
March 2010	5,652,020.59
April 2010	5,306,343.85
May 2010	4,850,622.88
June 2010	4,952,806.24
July 2010	4,858,144.62
August 2010	4,564,664.04
September 2010	4,294,638.77
October 2010	4,045,574.08
November 2010	3,815,394.63
December 2010	3,602,253.90
January 2011	3,404,705.99
February 2011	3,221,230.84
March 2011	3,050,331.19
April 2011	2,890,935.56
May 2011	2,742,334.06
June 2011	2,599,009.70
July 2011	2,460,531.21
August 2011	2,327,987.38
September 2011	2,200,446.76
October 2011	2,078,061.62
November 2011	1,798,876.79
December 2011	1,695,839.62
January 2012	1,596,976.70
February 2012	1,100,449.22

The Class I-2A Interest Rate Swap Agreement

The Issuing Entity will enter into an interest rate swap agreement (the “Class I-2A Interest Rate Swap Agreement”) with [________________] (in such capacity, the “Class I-2A Swap Provider”) for the benefit of the holders of the Class I-1A, Class I-2A and Class M Notes. The Issuing Entity will assign the Class I-2A Interest Rate Swap Agreement to the Indenture Trustee and the Securities Administrator will be authorized to receive and distribute funds with regards to the Class I-2A Interest Rate Swap Agreement on behalf of the Issuing Entity, whether payable by or to the Class I-2A Swap Provider.

Under the Class I-2A Interest Rate Swap Agreement, on or before each Payment Date commencing with the Payment Date in May 2007 and ending with the Payment Date in April 2012, the Issuing Entity will be obligated to pay to the Class I-2A Swap Provider a fixed amount for that Payment Date, or the Fixed Swap Payment, equal to the product of (x) a fixed rate equal to 5.04400% per annum, (y) the Class I-2A Swap Notional Amount (as defined below) for that Payment Date, and (z) a fraction, the numerator of which is 30 (or, for the first Payment Date, the number of days elapsed from and including the effective date (as defined in the Class I-2A Interest Rate Swap Agreement) to but excluding the first Payment Date, determined on a 30/360 basis, and the denominator of which is 360, and the Class I-2A Swap Provider will be obligated to pay to the Issuing Entity a floating amount for that Payment Date, or the Floating Swap Payment, equal to the product of (x) One-Month LIBOR as determined pursuant to the Class I-2A Interest Rate Swap Agreement for the related calculation period (as defined in the Class I-2A Interest Rate Swap Agreement), (y) the Class I-2A Swap Notional Amount (as defined below) for that Payment Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period, and the denominator of which is 360. A net payment, referred to as a Net Swap Payment, will be required to be made on or before each applicable Payment Date (a) by the Issuing Entity to the Class I-2A Swap Provider, if the Fixed Swap Payment for such Payment Date exceeds the Floating Swap Payment for such Payment Date, or (b) by the Class I-2A Swap Provider to the Issuing Entity, if the Floating Swap Payment exceeds the Fixed Swap Payment for such Payment Date. For each Payment Date in respect of which the Issuing Entity is required to make a Net Swap Payment to the Class I-2A Swap Provider, the Issuing Entity will be required to make such payment to the Class I-2A Swap Provider prior to distributions to noteholders.

The Class I-2A Swap Notional Amount for each Payment Date will be equal to the scheduled notional amount as set forth below (the “Class I-2A Swap Notional Amount”):

Month of Payment Date	Class I-2A Notional Amount ($)
May 2007	140,373,662.61
June 2007	139,008,560.75
July 2007	137,002,637.88
August 2007	134,182,928.76
September 2007	130,589,066.71
October 2007	126,179,953.99
November 2007	121,632,945.91
December 2007	117,232,538.81
January 2008	112,991,732.99
February 2008	108,848,628.33
March 2008	105,043,036.65
April 2008	101,008,623.50
May 2008	97,017,940.30
June 2008	92,933,623.57
July 2008	88,670,801.25
August 2008	84,082,581.61
September 2008	78,600,768.02
October 2008	73,585,269.41
November 2008	69,192,767.79
December 2008	65,503,738.46
January 2009	62,330,626.10
February 2009	59,472,273.38
March 2009	57,049,616.65
April 2009	54,575,488.50
May 2009	51,979,810.50
June 2009	49,374,815.87
July 2009	46,670,984.03
August 2009	43,767,869.00
September 2009	40,778,448.16
October 2009	37,305,190.47
November 2009	34,742,323.03
December 2009	32,595,716.28
January 2010	30,750,632.33
February 2010	28,978,302.79
March 2010	26,300,624.29
April 2010	25,020,404.43
May 2010	23,807,072.62
June 2010	23,887,217.16
July 2010	23,430,348.15
August 2010	22,252,141.12
September 2010	21,041,704.41
October 2010	19,787,108.61
November 2010	18,698,420.37
December 2010	17,781,583.12
January 2011	16,996,603.00
February 2011	16,290,861.93
March 2011	15,692,288.41
April 2011	15,079,087.86
May 2011	14,522,303.75
June 2011	13,945,537.56
July 2011	13,331,058.56
August 2011	12,654,448.19
September 2011	11,936,186.82
October 2011	11,163,096.08
November 2011	10,465,660.10
December 2011	9,857,120.32
January 2012	9,315,160.94
February 2012	4,621,794.67
March 2012	3,505,231.28
April 2012	3,371,025.25

The Class I-M Interest Rate Swap Agreement

The Issuing Entity will enter into an interest rate swap agreement (the “Class I-M Interest Rate Swap Agreement”) with [_________________] (in such capacity, the “Class I-M Swap Provider”) for the benefit of the holders of the Class I-1A, Class I-2A and Class I-M Notes. The Issuing Entity will assign the Class I-M Interest Rate Swap Agreement to the Indenture Trustee and the Securities Administrator will be authorized to receive and distribute funds with regards to the Class I-M Interest Rate Swap Agreement on behalf of the Issuing Entity, whether payable by or to the Class I-M Swap Provider.

Under the Class I-M Interest Rate Swap Agreement, on or before each Payment Date commencing with the Payment Date in May 2007 and ending with the Payment Date in April 2012, the Issuing Entity will be obligated to pay to the Class I-M Swap Provider a fixed amount for that Payment Date, or the Fixed Swap Payment, equal to the product of (x) a fixed rate equal to 4.98230% per annum, (y) the Class I-M Swap Notional Amount (as defined below) for that Payment Date, and (z) a fraction, the numerator of which is 30 (or, for the first Payment Date, the number of days elapsed from and including the effective date (as defined in the Class I-M Interest Rate Swap Agreement) to but excluding the first Payment Date, determined on a 30/360 basis, and the denominator of which is 360, and the Class I-M Swap Provider will be obligated to pay to the Issuing Entity a floating amount for that Payment Date, or the Floating Swap Payment, equal to the product of (x) One-Month LIBOR as determined pursuant to the Class I-M Interest Rate Swap Agreement for the related calculation period (as defined in the Class I-M Interest Rate Swap Agreement), (y) the Class I-M Swap Notional Amount (as defined below) for that Payment Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period, and the denominator of which is 360. A net payment, referred to as a Net Swap Payment, will be required to be made on or before each applicable Payment Date (a) by the Issuing Entity to the Class I-M Swap Provider, if the Fixed Swap Payment for such Payment Date exceeds the Floating Swap Payment for such Payment Date, or (b) by the Class I-M Swap Provider to the Issuing Entity, if the Floating Swap Payment exceeds the Fixed Swap Payment for such Payment Date. For each Payment Date in respect of which the Issuing Entity is required to make a Net Swap Payment to the Class I-M Swap Provider, the Issuing Entity will be required to make such payment to the Class I-M Swap Provider prior to distributions to noteholders.

The Class I-M Swap Notional Amount for each Payment Date will be equal to the scheduled notional amount as set forth below (the “Class I-M Swap Notional Amount”):

Month of Payment Date	Class I-M Notional Amount ($)
May 2007	37,444,521.56
June 2007	37,434,299.10
July 2007	37,419,505.92
August 2007	37,400,688.60
September 2007	37,373,226.94
October 2007	37,337,681.53
November 2007	37,308,165.90
December 2007	37,276,915.02
January 2008	37,259,734.52
February 2008	37,246,598.40
March 2008	37,243,850.46
April 2008	37,249,507.52
May 2008	37,369,700.60
June 2008	37,482,060.33
July 2008	37,579,731.38
August 2008	37,674,123.73
September 2008	37,716,592.51
October 2008	37,814,255.28
November 2008	37,920,485.51
December 2008	38,021,457.28
January 2009	38,135,696.08
February 2009	38,247,612.75
March 2009	38,363,229.71
April 2009	38,479,085.37
May 2009	38,622,112.07
June 2009	38,759,281.93
July 2009	38,882,440.45
August 2009	39,000,468.68
September 2009	39,108,222.36
October 2009	39,204,779.04
November 2009	39,314,140.16
December 2009	39,420,746.78
January 2010	39,537,810.83
February 2010	39,637,119.10
March 2010	39,551,081.74
April 2010	39,690,117.62
May 2010	39,893,403.63
June 2010	31,751,614.07
July 2010	26,709,404.67
August 2010	25,897,451.30
September 2010	25,047,367.08
October 2010	24,178,490.35
November 2010	23,411,643.54
December 2010	22,648,115.37
January 2011	22,006,899.02
February 2011	21,382,357.37
March 2011	20,811,091.63
April 2011	20,275,229.96
May 2011	19,777,199.12
June 2011	19,281,049.37
July 2011	18,734,083.49
August 2011	18,193,338.90
September 2011	17,619,401.77
October 2011	17,026,008.59
November 2011	16,478,701.64
December 2011	15,946,223.39
January 2012	15,496,237.20
February 2012	14,493,721.17
March 2012	14,383,504.89
April 2012	14,008,994.32

The Group II Interest Rate Swap Agreement

The Issuing Entity will enter into an interest rate swap agreement (the “Group II Interest Rate Swap Agreement”) with [_________________] (in such capacity, the “Group II Swap Provider”) for the benefit of the holders of the Group II Notes. The Issuing Entity will assign the Group II Interest Rate Swap Agreement to the Indenture Trustee and the Securities Administrator will be authorized to receive and distribute funds with regards to the Group II Interest Rate Swap Agreement on behalf of the Issuing Entity, whether payable by or to the Group II Swap Provider.

Under the Group II Interest Rate Swap Agreement, on or before each Payment Date commencing with the Payment Date in May 2007 and ending with the Payment Date in May 2009, the Issuing Entity will be obligated to pay to the Group II Swap Provider a fixed amount for that Payment Date, or the Fixed Swap Payment, equal to the product of (x) a fixed rate equal to 5.10000% per annum, (y) the Group II Swap Notional Amount (as defined below) for that Payment Date, and (z) a fraction, the numerator of which is 30 (or, for the first Payment Date, the number of days elapsed from and including the effective date (as defined in the Group II Interest Rate Swap Agreement) to but excluding the first Payment Date, determined on a 30/360 basis, and the denominator of which is 360, and the Group II Swap Provider will be obligated to pay to the Issuing Entity a floating amount for that Payment Date, or the Floating Swap Payment, equal to the product of (x) One-Month LIBOR as determined pursuant to the Group II Interest Rate Swap Agreement for the related calculation period (as defined in the Group II Interest Rate Swap Agreement), (y) the Group II Swap Notional Amount (as defined below) for that Payment Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period, and the denominator of which is 360. A net payment, referred to as a Net Swap Payment, will be required to be made on or before each applicable Payment Date (a) by the Issuing Entity to the Group II Swap Provider, if the Fixed Swap Payment for such Payment Date exceeds the Floating Swap Payment for such Payment Date, or (b) by the Group II Swap Provider to the Issuing Entity, if the Floating Swap Payment exceeds the Fixed Swap Payment for such Payment Date. For each Payment Date in respect of which the Issuing Entity is required to make a Net Swap Payment to the Group II Swap Provider, the Issuing Entity will be required to make such payment to the Group II Swap Provider prior to distributions to noteholders.

The Group II Swap Notional Amount for each Payment Date will be equal to the scheduled notional amount as set forth below (the “Group II Swap Notional Amount”):

Month of Payment Date	Group II Notional Amount ($)
May 2007	208,683,901.57
June 2007	195,189,096.29
July 2007	182,566,386.05
August 2007	170,759,443.05
September 2007	159,715,575.93
October 2007	149,385,495.15
November 2007	139,723,093.42
December 2007	130,685,240.32
January 2008	122,231,590.20
February 2008	114,324,402.46
March 2008	106,928,373.39
April 2008	100,010,478.92
May 2008	93,539,827.44
June 2008	87,487,522.20
July 2008	81,826,532.52
August 2008	76,531,573.35
September 2008	71,578,992.59
October 2008	66,946,665.67
November 2008	62,613,896.94
December 2008	58,561,327.42
January 2009	54,770,848.56
February 2009	51,225,521.42
March 2009	47,909,501.25
April 2009	44,807,966.77
May 2009	41,907,054.16

Interest Rate Swap Agreement Termination

Each Interest Rate Swap Agreement will terminate following the last related Payment Date specified above, unless the related Interest Rate Swap Agreement is terminated earlier upon the occurrence of a Swap Event of Default, a Swap Termination Event or a Swap Additional Termination Event, such as described below.

The respective obligations of the related Swap Provider and the Issuing Entity to pay specified amounts due under each Interest Rate Swap Agreement (other than any Swap Termination Payment, as defined below) generally will be subject to the following conditions precedent: (1) no Swap Event of Default (as defined below) or event that with the giving of notice or lapse of time or both would become a Swap Event of Default will have occurred and be continuing with respect to the related Interest Rate Swap Agreement and (2) no “early termination date” (as defined in the related Interest Rate Swap Agreement) has occurred or been effectively designated with respect to the related Interest Rate Swap Agreement.

Events of default under the each Interest Rate Swap Agreement (each a “Swap Event of Default”) include the following:

•	failure to make a payment due under the related Interest Rate Swap Agreement after notice of such failure is received and expiration of a specified grace period,

•
failure by the related Swap Provider to comply with or perform certain agreements or obligations required under the related Interest Rate Swap Agreement after notice of such failure is received and expiration of a specified grace period,

•
failure by the related Swap Provider to comply with or perform the second rating trigger collateral posting requirements of the related Interest Rate Swap Agreement if a second rating trigger downgrade has occurred and has been continuing for 30 or more business days and after notice of such failure is received and expiration of a specified grace period,

•	certain representations by the related Swap Provider or its credit support provider prove to have been incorrect or misleading in any material respect,

•
repudiation or certain defaults by the related Swap Provider or its credit support provider in respect of any derivative or similar transactions entered into between the Issuing Entity and the related Swap Provider and specified for this purpose in the related Interest Rate Swap Agreement

•
cross-default by the related Swap Provider or its credit support provider relating generally to its obligations in respect of borrowed money in excess of a threshold specified in the related Interest Rate Swap Agreement,

• certain insolvency or bankruptcy events, and

•	a merger by a party to the related Interest Rate Swap Agreement without an assumption of such party’s obligations under the related Interest Rate Swap Agreement,

each as further described in the related Interest Rate Swap Agreement.

Termination events under the each Interest Rate Swap Agreement (each a “Swap Termination Event”) include the following:

•	illegality (which generally relates to changes in law causing it to become unlawful for either party to perform its obligations under the related Interest Rate Swap Agreement),

•
tax event (which generally relates to the application of certain withholding taxes to amounts payable under the related Interest Rate Swap Agreement, as a result of a change in tax law or, in certain circumstances solely with respect to the Issuing Entity, certain similar events) and

•
tax event upon merger (which generally relates to the application of certain withholding taxes to amounts payable under the related Interest Rate Swap Agreement as a result of a merger or similar transaction), each as further described in the related Interest Rate Swap Agreement.

Additional termination events under each Interest Rate Swap Agreement (each a “Swap Additional Termination Event”) include the following:

•	failure of the related Swap Provider to comply with the first rating trigger collateral posting requirements of the related Interest Rate Swap Agreement,

•	if a second rating trigger downgrade has occurred and has been continuing for 30 or more business days and a firm offer from a replacement swap provider remains capable of acceptance by the offeree,

•
failure of the related Swap Provider to comply with the Regulation AB provisions of the related Interest Rate Swap Agreement (including, if applicable, the provisions of any additional agreement incorporated by reference into the related Interest Rate Swap Agreement), and

•	amendment of the Indenture in a manner contrary to the requirement of the related Interest Rate Swap Agreement.

each as further described in the related Interest Rate Swap Agreement.

If a Swap Provider’s credit ratings are withdrawn or reduced below the first ratings threshold specified in the related Interest Rate Swap Agreement and within 30 days, such Swap Provider fails either to transfer the related Interest Rate Swap Agreement at its sole cost and expense, in whole, but not in part, to a counterparty that satisfies the first ratings threshold or to obtain a guarantee from an entity that satisfies the first ratings threshold, such Swap Provider will be required, at its own expense, to post collateral in accordance with the related Interest Rate Swap Agreement.

If a Swap Provider’s credit ratings are withdrawn or reduced below the second ratings threshold specified in the related Interest Rate Swap Agreement, such Swap Provider will be required, at its own expense, either (1) to obtain a substitute swap provider which will assume the obligations of such Swap Provider under the related Interest Rate Swap Agreement and which meets all eligibility requirements provided therein or in any related documentation, or (2) to obtain a guarantor which will provide a guarantee of the obligations of such Swap Provider under the related Interest Rate Swap Agreement that meets all eligibility requirements provided therein or in any related documentation.

Upon the occurrence of a Swap Event of Default, the non-defaulting party will have the right to designate an early termination date (an “Early Termination Date”). Upon the occurrence of a Swap Termination Event or a Swap Additional Termination Event, an Early Termination Date may be designated by one of the parties as specified in the related Interest Rate Swap Agreement, and will occur only upon notice (including, in some circumstances, notice to the rating agencies) and, in some circumstances, after any affected party has used reasonable efforts to transfer its rights and obligations under the related Interest Rate Swap Agreement to a related entity within a specified period after notice has been given of the Swap Termination Event, and, in the case of downgrade below the second ratings threshold, only if a firm offer from a replacement swap provider remains capable of acceptance by the offeree, all as set forth in the related Interest Rate Swap Agreement. The occurrence of an Early Termination Date under the related Interest Rate Swap Agreement will constitute a “Swap Early Termination.”

Upon a Swap Early Termination, the Issuing Entity or the related Swap Provider may be liable to make a swap termination payment (the “Swap Termination Payment”) to the other, regardless, if applicable, of which of the parties has caused the termination. The Swap Termination Payment will be based on the value of the related Interest Rate Swap Agreement computed in accordance with the procedures set forth in the related Interest Rate Swap Agreement. In the event that the Issuing Entity is required to make a Swap Termination Payment to the related Swap Provider, the Issuing Entity will be required to make a payment to the related Swap Provider to the extent such Swap Termination Payment has not been paid by the Issuing Entity from any upfront payment received pursuant to any replacement interest rate swap agreement that may be entered into by the Issuing Entity. In the case of a Swap Termination Payment not triggered by a Swap Provider Trigger Event (as defined in this free writing prospectus), the Issuing Entity will be required to pay such amount on the related Payment Date, and on any subsequent Payment Date, until paid in full, prior to distributions to the related Noteholders. In the case of a Swap Termination Payment triggered by a Swap Provider Trigger Event, the Issuing Entity’s obligation to make such payment generally will be subordinated to distributions to the related Noteholders to the extent described in the Indenture.

Upon a Swap Early Termination, the Issuing Entity, at the written direction of the Depositor, will use reasonable efforts to appoint a successor swap provider as so directed, to enter into a new interest rate swap agreement on substantially similar terms as the related Interest Rate Swap Agreement, with a successor swap provider meeting applicable eligibility requirements. If the Securities Administrator on behalf of the Issuing Entity receives a Swap Termination Payment from the related Swap Provider in connection with such Swap Early Termination, the Securities Administrator will apply such Swap Termination Payment to any upfront payment required to appoint the successor swap provider. If the Issuing Entity is required to pay a Swap Termination Payment to the related Swap Provider in connection with such Swap Early Termination, the Securities Administrator on behalf of the Issuing Entity will apply any upfront payment received from the successor swap provider to pay such Swap Termination Payment.

If a successor swap provider is not appointed within 30 days of the Swap Early Termination, then the Securities Administrator on behalf of the Issuing Entity will deposit any Swap Termination Payment received from the original Swap Provider into a separate, non-interest bearing reserve account and will, on each subsequent Payment Date, withdraw from the amount then remaining on deposit in such reserve account an amount equal to the Net Swap Payment, if any, that would have been paid to the Issuing Entity by the original related Swap Provider calculated in accordance with the terms of the original related Interest Rate Swap Agreement, and distribute such amount in accordance with the terms of the Indenture.

A “Swap Provider Trigger Event” shall mean: (i) a Swap Event of Default under the related Interest Rate Swap Agreement with respect to which the related Swap Provider is a Defaulting Party (as defined in the related Interest Rate Swap Agreement), (ii) a Swap Termination Event under the related Interest Rate Swap Agreement with respect to which the related Swap Provider is the sole Affected Party (as defined in the related Interest Rate Swap Agreement) or (iii) a Additional Termination Event under the related Interest Rate Swap Agreement with respect to which the related Swap Provider is the sole Affected Party.

The aggregate “significance percentage” of the Class I-1A Interest Rate Swap Agreement, as calculated in accordance with Regulation AB Item 1115, is less than 10%. The aggregate “significance percentage” of the Class I-2A Interest Rate Swap Agreement, as calculated in accordance with Regulation AB Item 1115, is less than 10%. The aggregate “significance percentage” of the Class I-M Interest Rate Swap Agreement, as calculated in accordance with Regulation AB Item 1115, is less than 10%. The aggregate “significance percentage” of the Group II Interest Rate Swap Agreement, as calculated in accordance with Regulation AB Item 1115, is less than 10%. The “significance estimate” of each Interest Rate Swap Agreement is based on a reasonable good-faith estimate of the maximum probable exposure of the related Interest Rate Swap Agreement, made in substantially the same manner as that used in the Underwriters’ internal risk management process in respect of similar instruments. Each Interest Rate Swap Agreement provides that it may be terminated in certain circumstances, including if the significance percentage is equal to or more than 10%.

The Group I Derivative Account

The Securities Administrator will establish and maintain a derivative account (the “Group I Derivative Account”) on behalf of the holders of the Class I-1A, Class I-2A and Class I-M Notes and each Swap Provider. With respect to each Payment Date, the Securities Administrator will deposit into the Group I Derivative Account any portion of the Available Funds or Net Monthly Excess Cashflow relating to Loan Group I that are to be remitted to each Swap Provider, as well as any amounts received in respect of the Class I-1A Interest Rate Swap Agreement, the Class I-2A Interest Rate Swap Agreement and the Class I-M Interest Rate Swap Agreement which shall be paid to the holders of the Class I-1A, Class I-2A and Class I-M Notes, each as described above under “— The Cap Contracts, Floor Contract and Interest Rate Swap Agreements”. With respect to each Payment Date, following the deposits to the Group I Derivative Account described in the preceding sentence, the Securities Administrator will make a corresponding withdrawal from the Group I Derivative Account for remittance to the related Swap Provider or payment to the holders of the Class I-1A, Class I-2A and Class I-M Notes, as the case may be depending on whether a Net Swap Payment is due to the related Swap Provider or from the related Swap Provider, as described below under “—Payments from the Cap Contracts, the Floor Contract and the Interest Rate Swap Agreements”.

The Group II Derivative Account

The Securities Administrator will establish and maintain a derivative account (the “Group II Derivative Account”) on behalf of the holders of the Class II-A Notes and Class II-M Notes and the Group II Swap Provider. With respect to each Payment Date, the Securities Administrator will deposit into the Group II Derivative Account any portion of the Available Funds or Net Monthly Excess Cashflow relating to Loan Group II that are to be remitted to the Group II Swap Provider, as well as any amounts received in respect of the Group II Interest Rate Swap Agreement, the Group II Cap Contract and the Group II Floor Contract which shall be paid to the holders of the Class II-A Notes and Class II-M Notes, each as described above under “—Payments from the Cap Contracts, the Floor Contract and the Interest Rate Swap Agreements”. With respect to each Payment Date, following the deposits to the Group II Derivative Account described in the preceding sentence, the Securities Administrator will make a corresponding withdrawal from the Group II Derivative Account for remittance to the Group II Swap Provider or payment to the holders of the Class II-A Notes and Class II-M Notes, as the case may be depending on whether a Net Swap Payment is due to the Group II Swap Provider or from the Group II Swap Provider, as described below under “—Payments from the Cap Contracts, the Floor Contract and the Interest Rate Swap Agreements”.

The Cap Contract Providers

Each Cap Contract Provider maintains a ratings classification of at least “A” from Standard & Poor’s and “A2” from Moody’s. Each Cap Contract Provider will provide upon request, without charge, to each person to whom this free writing prospectus is delivered, a copy of (i) the ratings analysis from each of Standard & Poor’s and Moody’s evidencing those respective ratings or (ii) the most recent audited annual financial statements of such Cap Contract Provider.

The Group II Floor Contract Provider

The Group II Cap Contract Provider maintains a ratings classification of at least “A” from Standard & Poor’s and “A2” from Moody’s. The Floor Contract Provider will provide upon request, without charge, to each person to whom this free writing prospectus is delivered, a copy of (i) the ratings analysis from each of Standard & Poor’s and Moody’s evidencing those respective ratings or (ii) the most recent audited annual financial statements of the Group II Floor Contract Provider.

The Swap Providers

Each Swap Provider maintains a ratings classification of at least “A” from Standard & Poor’s and “A2” from Moody’s. Each Swap Provider will provide upon request, without charge, to each person to whom this free writing prospectus is delivered, a copy of (i) the ratings analysis from each of Standard & Poor’s and Moody’s evidencing those respective ratings or (ii) the most recent audited annual financial statements of such Swap Provider.

Payments from the Cap Contracts, the Floor Contract and the Interest Rate Swap Agreements

Class I-1A Cap Contract

On each Payment Date, any payments received from the Class I-1A Cap Contract Provider with respect to the Class I-1A Cap Contract (any such amount the “Class I-1A Cap Contract Payment Amount”) will be allocated in the following order of priority (after payment of the Net Monthly Excess Cashflow relating to Loan Group I as described under “— Overcollateralization Provisions for Group I” above):

(1)
to the Class I-1A Notes, concurrently, to each class of Class I-1A Notes, any Basis Risk Shortfall Carryforward Amount for such classes, pro rata, based on the amount of Basis Risk Shortfall Carryforward Amount due such classes to the extent remaining unpaid from the related Net Monthly Excess Cashflow for each such class for that Payment Date;

(2)
from any remaining Class I-1A Cap Contract Payment Amount, to the Class I-1A Notes, concurrently, to each class of Class I-1A Notes, any Allocated Realized Loss Amount for such classes, pro rata, based on the amount of Allocated Realized Loss Amount due such classes to the extent remaining unpaid from the related Net Monthly Excess Cashflow for each such class for that Payment Date;

(3)
from any remaining Class I-1A Cap Contract Payment Amount, to the holders of the Class I-A Notes and Class I-M Notes in an amount equal to the related Overcollateralization Increase Amount, payable to such holders as part of the related Principal Distribution Amount in the same priority as described under “—Principal Payments on the Class I-A Notes and Class I-M Notes” above, to the extent not covered by the related Net Monthly Excess Cashflow, which amount shall be paid concurrently with any amount payable pursuant to clause (3) under “—Payments from the Cap Contracts, the Floor Contract and the Interest Rate Swap Agreements — Class I-M Cap Contract” below; and

(4)	from any remaining Class I-1A Cap Contract Payment Amount to the holder of the Trust Certificate as provided in the Indenture and the Trust Agreement.

Class I-2A Cap Contract

On each Payment Date, any payments received from the Class I-2A Cap Contract Provider with respect to the Class I-2A Cap Contract (any such amount the “Class I-2A Cap Contract Payment Amount”) will be allocated in the following order of priority (after payment of the Net Monthly Excess Cashflow relating to Loan Group I as described under “— Overcollateralization Provisions for Group I” above):

(1)
to the Class I-2A Notes, concurrently, to each class of Class I-2A Notes, any Basis Risk Shortfall Carryforward Amount for such classes, pro rata, based on the amount of Basis Risk Shortfall Carryforward Amount due such classes to the extent remaining unpaid from the related Net Monthly Excess Cashflow for each such class for that Payment Date;

(2)
from any remaining Class I-2A Cap Contract Payment Amount, to the Class I-2A Notes, concurrently, to each class of Class I-2A Notes, any Allocated Realized Loss Amount for such classes, pro rata, based on the amount of Allocated Realized Loss Amount due such classes to the extent remaining unpaid from the related Net Monthly Excess Cashflow for each such class for that Payment Date;

(3)
from any remaining Class I-2A Cap Contract Payment Amount, to the holders of the Class I-A Notes and Class I-M Notes in an amount equal to the related Overcollateralization Increase Amount, payable to such holders as part of the related Principal Distribution Amount in the same priority as described under “—Principal Payments on the Class I-A Notes and Class I-M Notes” above, to the extent not covered by the related Net Monthly Excess Cashflow, which amount shall be paid concurrently with any amount payable pursuant to clause (3) under “—Payments from the Cap Contracts, the Floor Contract and the Interest Rate Swap Agreements — Class I-M Cap Contract” below; and

(4)	from any remaining Class I-2A Cap Contract Payment Amount to the holder of the Trust Certificate as provided in the Indenture and the Trust Agreement.

Class I-M Cap Contract

On each Payment Date, any payments received from the Class I-M Cap Contract Provider with respect to the Class I-M Cap Contract (any such amount the “Class I-M Cap Contract Payment Amount”) will be allocated in the following order of priority (after payment of the Net Monthly Excess Cashflow relating to Loan Group I as described under “— Overcollateralization Provisions for Group I” above):

(1)
sequentially to the Class I-M-1, Class I-M-2 and Class I-M-3 Notes, in that order, any Basis Risk Shortfall Carryforward Amount for such classes, to the extent remaining unpaid from the related Net Monthly Excess Cashflow for each such class for that Payment Date;

(2)
from any remaining Class I-M Cap Contract Payment Amount, sequentially to the Class I-M-1, Class I-M-2 and Class I-M-3 Notes, in that order, any Allocated Realized Loss Amount for such classes, to the extent remaining unpaid from the related Net Monthly Excess Cashflow for each such class for that Payment Date;

(3)
from any remaining Class I-M Cap Contract Payment Amount, to the holders of the Class I-A Notes and Class I-M Notes in an amount equal to the related Overcollateralization Increase Amount, payable to such holders as part of the related Principal Distribution Amount in the same priority as described under “—Principal Payments on the Class I-A Notes and Class I-M Notes” above, to the extent not covered by the related Net Monthly Excess Cashflow, which amount shall be paid concurrently with any amount payable pursuant to clause (3) under “—Payments from the Cap Contracts, the Floor Contract and the Interest Rate Swap Agreements— Class I-1A Cap Contract” above and clause (3) under “—Payments from the Cap Contracts, the Floor Contract and the Interest Rate Swap Agreements — Class I-2A Cap Contract” above; and

(4)	from any remaining Class I-M Cap Contract Payment Amount to the holder of the Trust Certificate as provided in the Indenture and the Trust Agreement.

Group I Interest Rate Swap Agreements

On each Payment Date, following the distributions of Net Monthly Excess Cashflow relating to Loan Group I as described under “—Overcollateralization Provisions for Group I” above, the Securities Administrator shall distribute funds deposited into the Group I Derivative Account for payment to each Group I Swap Provider, in the following order:

(1)	to each Group I Swap Provider, any related Net Swap Payment payable to such Group I Swap Provider with respect to such Payment Date; and

(2)
to each Group I Swap Provider, any related Swap Termination Payment (other than a Swap Termination Payment due to a Swap Provider Trigger Event) payable to such Group I Swap Provider with respect to such Payment Date;

On each Payment Date, following the distributions of Net Monthly Excess Cashflow relating to Loan Group I as described under “—Overcollateralization Provisions for Group I” above, the Securities Administrator shall distribute any Net Swap Payments on deposit in the Group I Derivative Account received from each Group I Swap Provider in the following order of priority:

(1)	to the Class I-1A Notes and Class I-2A Notes, any Accrued Note Interest to the extent unpaid from Group I-1 Available Funds and Group I-2 Available Funds, respectively;

(2)	sequentially, to the Class I-M-1, Class I-M-2 and Class I-M-3 Notes, in that order, in each case any Accrued Note Interest for each such class to the extent unpaid from the related Available Funds;

(3)	sequentially, to the Class I-M-1, Class I-M-2 and Class I-M-3 Notes, in that order, any unpaid Allocated Realized Loss Amount for each such class;

(4)
first, to the Class I-1A Notes and Class I-2A Notes, any Basis Risk Shortfall Carryforward Amount for such classes, pro rata, based on the amount of Basis Risk Shortfall Carryforward Amount due such classes to the extent remaining unpaid from the related Net Monthly Excess Cashflow for each such class for that Payment Date and second, sequentially to the Class I-M-1, Class I-M-2 and Class I-M-3 Notes, in that order, any Basis Risk Shortfall Carryforward Amount for such classes, to the extent remaining unpaid from the related Net Monthly Excess Cashflow for each such class for that Payment Date;

(5)
to the holders of the Class I-1A Notes and Class I-2A Notes, first, an amount equal to the related Overcollateralization Increase Amount, payable to such holders as part of the related Principal Distribution Amount in the same priority as described under “—Principal Payments on the Class I-A Notes and Class I-M Notes” above, to the extent not covered by the related Net Monthly Excess Cashflow, then sequentially to the holders of the Class I-M-1, Class I-M-2 and Class I-M-3 Notes, in that order, in each case in an amount equal to the related Overcollateralization Increase Amount, payable to such holders as part of the related Principal Distribution Amount in the same priority as described under “—Principal Payments on the Class I-A Notes and Class I-M Notes” above, to the extent not covered by the related Net Monthly Excess Cashflow; and

(6)	any remaining amount will be distributed as described in the Indenture and the Trust Agreement.

Group II Interest Rate Swap Agreement, Group II Floor Contract and Group II Cap Contract

On each Payment Date, following the distributions of Net Monthly Excess Cashflow relating to Loan Group II as described under “—Overcollateralization Provisions for Group II” above, the Securities Administrator shall distribute all amounts on deposit in the Group II Derivative Account in the following order:

(1)	to the Group II Swap Provider, any Net Swap Payment payable to the Group II Swap Provider with respect to such Payment Date;

(2)
to the Group II Swap Provider, any Swap Termination Payment (other than a Swap Termination Payment due to a Swap Provider Trigger Event) payable to the Group II Swap Provider with respect to such Payment Date;

(3)	to the Class II-A Notes, any Accrued Note Interest for such class to the extent unpaid from Group II Available Funds;

(4)
sequentially, to the Class II-M-1, Class II-M-2, Class II-M-3 and Class II-M-4 Notes, in that order, in each case any Accrued Note Interest for such class to the extent unpaid from the related Available Funds;

(5)	sequentially, to the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-M-5 Notes, in that order, any unpaid Allocated Realized Loss Amount for each such class;

(6)
to the Class II-A Notes, first, an amount equal to any Basis Risk Shortfall Carryforward Amount for such class, then sequentially to Class II-M-1, Class II-M-2, Class II-M-3 and Class II-M-4 Notes, in that order, an amount equal to any Basis Risk Shortfall Carryforward Amount due to such classes;

(7)
to the holders of the Class II-A Notes and Class II-M Notes in an amount equal to the related Overcollateralization Increase Amount, payable to such holders as part of the related Principal Distribution Amount in the same priority as described under “—Principal Payments on the Class II-A Notes and Class II-M Notes” above, to the extent not covered by the related Net Monthly Excess Cashflow;

(8)
to the Group II Swap Provider, only to the extent necessary to cover any Swap Termination Payment due to a Swap Provider Trigger Event payable to the Group II Swap Provider with respect to such Payment Date; and

(9)	any remaining amount will be distributed as described in the Indenture.

Table of Fees and Expenses

The following table indicates the fees and expenses to be paid from the cash flows from the mortgage loans and other assets of the trust fund, while the Notes are outstanding.

All fees are applied to the outstanding aggregate principal balance of the mortgage loans.

Item	Fee	Paid From
Servicing Fee
With respect to each Group I-1 Loan, 0.375% per annum. With respect to each Group I-2 Loan, 0.250% per annum during the initial fixed period and increasing to 0.375% per annum after the first interest rate change date. With respect to each Group I-3 Loan 0.250% per annum. With respect to each Group II Loan, 0.500% per annum
Protected Account
Master Servicing Fee	Investment Income	Payment Account
Modified Pool Policy Fee	With respect to any mortgage loan covered by the Modified Pool Policy, 0.40% per annum	Payment Account

Allocation of Losses on the Mortgage Loans

With respect to any defaulted mortgage loan that is finally liquidated through foreclosure sale, disposition of the related mortgaged property if acquired on behalf of the trust by deed-in-lieu of foreclosure or otherwise, the amount of loss realized, if any, will equal the portion of the unpaid principal balance remaining, if any, plus interest thereon through the last day of the month in which such mortgage loan was finally liquidated, after application of all amounts recovered (net of amounts reimbursable to the Servicer or Master Servicer for Monthly Advances and Servicing Fees, servicing advances and certain other amounts specified in the Servicing Agreement and Master Servicing Agreement, as applicable) towards interest and principal owing on the mortgage loan. The amount of such loss realized on a mortgage loan, together with the amount of any Deficient Valuation, in respect of a mortgage loan is referred to in this free writing prospectus as a Realized Loss.

There are two types of Bankruptcy Losses that can occur with respect to a mortgage loan, Deficient Valuations and Debt Service Reductions. In the case of a Deficient Valuation, the Trust would become an unsecured creditor to the extent of the difference between the unpaid principal balance of such mortgage loan and such reduced debt. The principal portion of Debt Service Reductions will not be allocated in reduction of the principal balance of any class of Notes. However, regardless of when they occur, Debt Service Reductions may reduce the amount of related Available Funds that would otherwise be available for distribution on a Payment Date.

Any Realized Losses on the Group I-1 Loans, Group I-2 and Group I-3 Loans will be allocated or covered on any Payment Date as follows: first, to the related Net Monthly Excess Cashflow, by an increase in the related Overcollateralization Increase Amount for that Payment Date; second, in reduction of the related Overcollateralized Amount, until reduced to zero; third, to the Class I-M-3 Notes, in reduction of the Note Principal Balance thereof, until reduced to zero; fourth, to the Class I-M-2 Notes, in reduction of the Note Principal Balance thereof, until reduced to zero; fifth, to the Class I-M-1 Notes, in reduction of the Note Principal Balance thereof, until reduced to zero; and sixth, to the extent the Realized Loss is on a Group I-1 Loan, sequentially, to the Class I-1A-3, Class I-1A-2 and Class I-1A-1 Notes, in that order, in each case in reduction of the Note Principal Balance thereof, until reduced to zero, to the extent the Realized Loss is on a Group I-2 Loan, sequentially, to the Class I-2A-2 Notes and Class I-2A-1 Notes, in that order, in each case in reduction of the Note Principal Balance thereof, until reduced to zero, and to the extent the Realized Loss is on a Group I-3 Loan, to the Class I-3A-2 Notes and Class I-3A-1 Notes, in that order, in each case in reduction of the Note Principal Balance thereof, until reduced to zero.

Allocated Realized Loss Amounts may be repaid to the Class I-A Notes and Class I-M Notes from the related Net Monthly Excess Cashflow, according to the priorities set forth under “—Overcollateralization Provisions for Loan Group I” above and, in the case of the Class I-1A Notes and Class I-2A Notes only, from amounts received, if any, on the Class I-1A Cap Contract and Class I-2A Cap Contract, respectively, and in the case of the Class I-M Notes only, from amounts received, if any on the Class I-M Cap Contract and the Group I Interest Rate Swap Agreements.

Any Realized Losses on the mortgage loans in Loan Group II will be allocated or covered on any Payment Date as follows: first, to the related Net Monthly Excess Cashflow, by an increase in the related Overcollateralization Increase Amount for that Payment Date; second, in reduction of the related Overcollateralized Amount, until reduced to zero; third, to the Class II-M-5 Notes, in reduction of the Note Principal Balance thereof, until reduced to zero; fourth, to the Class II-M-4 Notes, in reduction of the Note Principal Balance thereof, until reduced to zero; fifth, to the Class II-M-3 Notes, in reduction of the Note Principal Balance thereof, until reduced to zero; sixth, to the Class II-M-2 Notes, in reduction of the Note Principal Balance thereof, until reduced to zero; and seventh, to the Class II-M-1 Notes, in reduction of the Note Principal Balance thereof, until reduced to zero.

Allocated Realized Loss Amounts may be repaid to the Class II-M Notes from the related Net Monthly Excess Cashflow, according to the priorities set forth under “—Overcollateralization Provisions for Loan Group II” above and from amounts received, if any, on the Group II Interest Rate Swap Agreement, Group II Floor Contract and Group II Cap Contract.

The Indenture does not permit the allocation of Realized Losses to the Class II-A Notes. Investors in these securities should note that although Realized Losses will not be allocated to their securities, under certain loss scenarios there will not be enough principal and interest on the mortgage loans to pay their securities all interest and principal amounts to which they are then entitled.

Any allocation of a Realized Loss to a Note will be made by reducing the Note Principal Balance thereof by the amount so allocated as of the Payment Date in the month following the calendar month in which such Realized Loss was incurred. Notwithstanding anything to the contrary described in this free writing prospectus, in no event will the Note Principal Balance of a Note be reduced more than once in respect of any particular amount both (i) allocable to such note in respect of Realized Losses and (ii) payable as principal to the holder of such note from related Net Monthly Excess Cashflow.

In order to maximize the likelihood of a payment in full of amounts of interest and principal to be distributed to the holders of the Class I-A and Class II-A Notes on each Payment Date, holders of these Notes have a right to payment of the related Available Funds that is prior to the rights of the holders of the related Class M Notes. In order to maximize the likelihood of a payment in full of amounts of interest and principal to be distributed to the holders of the Class M Notes on each Payment Date, holders of the Class M Notes have a right to payment of the related Available Funds that is prior to the rights of the holders of the related Class M Notes with a lower payment priority. In addition, the related overcollateralization and the application of related Net Monthly Excess Cashflow will also increase the likelihood of payment in full of amounts of interest and principal to the Class I-A Notes and Class II-A Notes and, to a lesser extent, the Class M Notes on each Payment Date.

If, after taking into account Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Note Principal Balance of the class of notes with the highest payment priority to which Realized Losses have been allocated, but not by more than the amount of Realized Losses previously allocated to that class of note. The amount of any remaining Subsequent Recoveries will be applied to increase the Note Principal Balance of the class of note with the next highest payment priority, up to the amount of such Realized Losses previously allocated to that class of note, and so on. Holders of such notes will not be entitled to any payment in respect of Accrued Note Interest on the amount of such increases for any Accrual Period preceding the Payment Date on which such increase occurs. Any such increases shall be applied to the Note Principal Balance of each Note of such class in accordance with its respective percentage interest.

Modifications

In instances in which a mortgage loan is in default or if default is reasonably foreseeable, and if determined by the Servicer to be in the best interest of the Noteholders, the Servicer may permit servicing modifications of the mortgage loan rather than proceeding with foreclosure. However, the Servicer’s ability to perform servicing modifications will be subject to some limitations, including but not limited to the following. Advances and other amounts may be added to the outstanding principal balance of a mortgage loan only once during the life of a mortgage loan. Any amounts added to the principal balance of the mortgage loan, or capitalized amounts added to the mortgage loan, will be required to be fully amortized over the remaining term of the mortgage loan. All capitalizations are to be implemented in accordance with the sponsor’s standards. The final maturity of any mortgage loan shall not be extended beyond the assumed final distribution date. No servicing modification with respect to a mortgage loan will have the effect of reducing the mortgage rate below one half of the mortgage rate as in effect on the cut off date, but not less than the servicing fee rate. Further, the aggregate current principal balance of all mortgage loans subject to modifications can be no more than five percent (5%) of the aggregate principal balance of the mortgage loans as of the Cut-off Date, but this limit may increase from time to time with the consent of the rating agencies.

Any Advances made on any mortgage loan will be reduced to reflect any related servicing modifications previously made. The mortgage rate and Net Mortgage Rate as to any mortgage loan will be deemed not reduced by any servicing modification, so that the calculation of accrued note interest (as defined in the free writing prospectus) payable on the Offered Notes will not be affected by the servicing modification.

Reports to Noteholders

With each distribution to Noteholders of a particular class of Offered Notes, the Securities Administrator or other specified person will make available to each holder of record of the class of securities a statement with respect to the trust fund setting forth the information specifically described in the Servicing Agreement or Indenture, which generally will include the following as applicable except as otherwise provided therein:

•	the applicable accrual periods for calculating distributions and general distribution dates;

•	the total cash flows received and the general sources thereof;

•	the amount, if any, of fees or expenses accrued and paid, with an identification of the payee and the general purpose of such fees;

•	the amount, accrued or paid in respect of any credit enhancement or other support, including the payee and the general purpose of such payment;

•	the amount, if any, of the distribution allocable to principal (by class);

•	the amount, if any, of the distribution allocable to interest (by class and any shortfalls or carryforwards);

•	the amount of, if any, of excess cash flow or excess spread and the application of such excess cash flow;

•	interest rates, as applicable, to the pool assets and securities;

•	the amounts drawn on any credit enhancement, or other support;

•	the outstanding principal balance or notional amount of each class after giving effect to the distribution of principal on the distribution date;

•	number and amount of pool assets, together with updated pool composition information;

•
the aggregate amount of advances included in the distributions on the distribution date (including the general purpose of such advances), the aggregate amount of unreimbursed advances at the close of business on the distribution date, and the general source of funds for reimbursements;

•
the number and aggregate principal balance of any mortgage loans in the related mortgage pool in respect of which, based on the OTS method of calculation, (A) one scheduled payment is delinquent, (B) two scheduled payments are delinquent, (C) three or more scheduled payments are delinquent and (D) foreclosure proceedings have been commenced, and loss information for the period;

•
the amount of any Net Swap Payment payable to the trust, any Net Swap Payment payable to the related Swap Provider, any Swap Termination Payment payable to the Trust and any Swap Termination Payment payable to the related Swap Provider; and

•	the amount, if any, received from each Cap Contract.

In the case of information furnished pursuant to the first two items above, the amounts will be expressed as a dollar amount per minimum denomination of the relevant class of offered securities or per a specified portion of the minimum denomination. In addition to the information described above, reports to Noteholders will contain other information as is set forth in the Indenture, which may include prepayments, reimbursements to subservicers and the Master Servicer and losses borne by the related trust fund. In addition, within a reasonable period of time after the end of each calendar year, the Securities Administrator will furnish a report to each holder of record of a class of offered securities at any time during the calendar year which, for example, will include information as to the aggregate of amounts reported pursuant to the fifth and sixth items above for the calendar year or, in the event the person was a holder of record of a class of securities during a portion of the calendar year, for the applicable portion of the year. Reports, whether monthly or annual, will be provided in paper format, upon request to the holder of record of the class of securities. In addition, the monthly reports will be posted on a website as described below under “Available Information” and “Reports to Noteholders”.

Advances

Subject to the following limitations, the Servicer will be obligated to advance or cause to be advanced on or before each payment date from its own funds, or funds in the distribution account that are not included in the Available Funds for such distribution date, in an amount equal to the Monthly Advances for such distribution date.

Monthly Advances are required to be made only to the extent they are deemed, in the good faith judgment of the Servicer, to be recoverable from related late collections, Insurance Proceeds or Liquidation Proceeds. The purpose of making Monthly Advances is to maintain a regular cash flow to the Noteholders, rather than to guarantee or insure against losses.

All Monthly Advances will be reimbursable to the Servicer from late collections, insurance proceeds and liquidation proceeds from the mortgage loan as to which the unreimbursed Monthly Advance was made. In addition, any Monthly Advances previously made in respect of any mortgage loan that are deemed by the Servicer to be nonrecoverable from related late collections, insurance proceeds or liquidation proceeds may be reimbursed to the Servicer out of any funds in the distribution account prior to the distributions on the Notes. In the event the Servicer fails in its obligation to make any such advance, the Master Servicer, as successor servicer, will be obligated to make any such advance, to the extent required in the Master Servicing Agreement.

Neither the Servicer nor the Master Servicer will not be required to make any Monthly Advances with respect to reductions in the amount of the monthly payments due on the mortgage loans due to bankruptcy proceedings or the application of the Relief Act.

DESCRIPTION OF THE REMIC NOTES

General

Upon the occurrence of certain events as described in this free writing prospectus, the Issuing Entity will cause an exchange of the Class I-1A-1, Class I-1A-2, Class I-1A-3, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2, Class II-A, Class I-M-1, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-M-5 Notes and issue a class of REMIC Class I-1A-1, Class I-1A-2, Class I-1A-3, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2, Class II-A, Class I-M-1, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-M-5 Notes offered under this free writing prospectus, which notes are sometimes referred to together in this free writing prospectus as the REMIC Notes and which are offered by this free writing prospectus. After the sale of REO property and other non-REMIC-eligible property, all of the remaining mortgage loans in the mortgage pool will be transferred to a new entity (the “Underlying REMIC Trust”), with respect to which one or more REMIC elections will be made, in exchange for certain REMIC interests, including the REMIC Underlying Interests, to be issued by the Underlying REMIC Trust. Upon transfer to the Issuing Entity, the Issuing Entity will make a REMIC election with respect to such REMIC Underlying Interests (the “REMIC Certificates”) and the Issuing Entity will issue REMIC Notes secured by those REMIC Certificates. The REMIC Notes will subsequently be transferred to holders of the Class I-1A-1, Class I-1A-2, Class I-1A-3, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2, Class II-A, Class I-M-1, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-M-5 Notes and issue a class of REMIC Class I-1A-1, Class I-1A-2, Class I-1A-3, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2, Class II-A, Class I-M-1, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-M-5 Notes in exchange for their Offered Notes.

The REMIC Notes will be issued in book-entry form and in the same denominations and multiples as the Class I-1A-1, Class I-1A-2, Class I-1A-3, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2, Class II-A, Class I-M-1, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-M-5 Notes and issue a class of REMIC Class I-1A-1, Class I-1A-2, Class I-1A-3, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2, Class II-A, Class I-M-1, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-M-5 Notes for which they are being exchanged. See “Description of the Notes — Book-entry Notes” in this free writing prospectus.

Mandatory Exchange

If a TMP Trigger Event and the other preconditions to their issuance occur, then the REMIC Notes will be issued in exchange for the Offered Notes. Such exchange will be mandatory. Investors in the Offered Notes will become investors in the REMIC Notes with the corresponding designation. No fees, price adjustments or other consideration will be payable by the investors in connection with such exchange. Upon the occurrence of a TMP Trigger Event, the following conditions would have to be satisfied to permit the issuance of the REMIC Notes: the Servicer will purchase from the issuing entity any REO property at its fair market value (to the extent that the purchase price of the sale of such REO properties would result in the allocation of a realized loss to any class of offered notes, the party causing the TMP Trigger Event shall contribute an amount equal to such realized losses), and will either restrict foreclosure on (within the Underlying REMIC Trust, as described below) or sell from the issuing entity any mortgage loan that is then 60 or more days delinquent and any other assets that are not REMIC eligible; all of the remaining assets of the issuing entity will be transferred to a new entity (the “Underlying REMIC Trust”), with respect to which multiple REMIC elections will be made, in exchange for certain REMIC interests, including the REMIC underlying interests, to be issued by the underlying REMIC trust; the Depositor will cause the issuing entity to make a REMIC election with respect to those REMIC underlying interests (the “Trust REMIC”) and the issuing entity will issue REMIC notes secured by those REMIC underlying interests (which REMIC Notes will represent ownership of REMIC regular interests in the trust REMIC); and the REMIC Notes will be transferred to beneficial owners of offered notes in exchange for their offered notes.

Sale of REO Properties and Other Non-REMIC-Eligible Properties

With respect to each REO property and other non-REMIC-eligible property held by the Issuing Entity at the time of a TMP Trigger Event, the Servicer on behalf of the Issuing Entity will purchase or arrange for a purchase of such REO property and other non-REMIC-eligible property at fair market value. If such price would result in the allocation of any Realized Losses to any of the Offered Notes, the amount of any such Realized Losses shall be contributed by the party causing the TMP Trigger Event. If at the time of any such sale the REO properties and other non-REMIC-eligible properties in the Issuing Entity yield proceeds that are less than the then outstanding principal balance of the related mortgage loans plus accrued interest and related amounts reimbursable to the Servicer and others, then the associated Realized Losses, which might have otherwise been incurred over a longer period of time, will be incurred at once. These Realized Losses, if any, on the mortgage loans will be allocated to excess spread and Overcollateralization and then to the Subordinate Notes if such notes are still outstanding, with a resulting reduction in the amount of subordination available as credit enhancement for the offered notes. In addition, if the Issuing Entity contains a significant number of REO properties and other non-REMIC-eligible properties at the time of any such sale, there will be an acceleration of the rate of prepayment of the mortgage loans resulting from the purchase from the Issuing Entity of such REO properties and other non-REMIC-eligible properties, whereas, in the absence of such TMP Trigger Event and such sale, the liquidations of such REO properties and other non-REMIC-eligible properties might have been spread out over a longer period.

Restrictions on Foreclosure

Under restrictions set forth in the Servicing Agreement, the Servicer may be prohibited from pursuing foreclosure proceedings on behalf of the Issuing Entity with respect to any mortgage loans 60 or more days delinquent at the time they are placed in a REMIC following a TMP Trigger Event. These restrictions will be lifted with respect to any such delinquent mortgage loan if such mortgage loan becomes contractually current for three consecutive monthly payments. In the event that one of the mortgage loans subject to these restrictions goes into foreclosure, if acquiring title to the property underlying the mortgage loan would cause the adjusted basis of that mortgaged property, together with the adjusted bases all other ineligible assets owned by the related REMIC in the Underlying REMIC Trust (as defined under “Federal Income Tax Consequences—Taxation of the Issuing Entity and Offered Noteholders After a TMP Trigger Event” in this free writing prospectus), to exceed 0.75% of the adjusted basis of the assets in the related REMIC in the Underlying REMIC Trust, the Servicer would not be permitted to acquire title to the mortgaged property on behalf of the related REMIC in the Underlying REMIC Trust. Instead, the Servicer would have to sell the mortgage loan or liquidate the mortgaged property for cash in a foreclosure sale or otherwise. In addition, if the Servicer determines that following a payment on any Payment Date the adjusted bases of such related REO properties, along with any other ineligible assets owned by the Underlying REMIC Trust, would exceed 1.0% of the adjusted bases of the assets of the related REMIC in the Underlying REMIC Trust, then prior to that distribution date, the Servicer will be required to dispose of enough of such REO properties, along with any other ineligible assets owned by the related REMIC in the Underlying REMIC Trust, such that the adjusted bases of such REO properties, together with the adjusted bases of any other ineligible assets owned by the related REMIC in the Underlying REMIC Trust, will not exceed 1.0% of the adjusted bases of the assets of the related REMIC in the Underlying REMIC Trust. The foregoing restrictions may influence the Servicer’s decisions relating to the timing of foreclosures and liquidations, and could have an adverse effect on the performance of the mortgage pool and on the realization of proceeds on defaulted mortgage loans.

Interest Rates and Payment Priorities of the REMIC Notes

If the REMIC Notes are issued, each class of REMIC Notes will have a pass-through rate for each Payment Date equal to the lesser of (i) the Note Interest Rate, calculated without regard to the Available Funds Rate, that would have been applicable for the related class of Offered Notes for such Payment Date had the REMIC Notes not been issued and (ii) the related Net WAC Rate.

The “Net WAC Rate” for any Payment Date and for the REMIC Notes relating to any loan group will be a per annum rate equal to the weighted average of the mortgage rates of the mortgage loans in such loan group as of the first day of the month preceding the month in which such Payment Date occurs minus the Servicing Fee Rate and less any payments due to each Swap Provider. If, with respect to any loan group, Subordinate Notes are then outstanding, then the Net WAC Rate for the related REMIC Notes may be lower than the Available Funds Rate that would have been applicable for related Offered Notes for the relevant Payment Date had the REMIC Notes not been issued. Accordingly, the REMIC Notes are more likely to have their interest rates limited, and limited by a lower cap, than the related Offered Notes in whose place they were issued. However, on any Payment Date, with respect to any loan group, to the extent of related interest funds remaining after payment of interest accrued for the related Accrual Period at the related pass-through rate on the related REMIC Notes (the “Interest Payment Amount”), such REMIC Notes will be entitled to receive, first, any related Unpaid Interest Shortfall Amounts for such Payment Date and, second, any related Net WAC Rate Carryover Amounts for such Payment Date. Any such Unpaid Interest Shortfall Amounts or Net WAC Rate Carryover Amounts will have a higher payment priority than any interest payments to the related Subordinate Notes. Investors should note, though, that the ratings of the rating agencies do not address the likelihood of receipt by investors in the REMIC Notes of any Net WAC Rate Carryover Amounts. With respect to any class of the REMIC Notes and any Payment Date, the “Unpaid Interest Shortfall Amount” is an amount equal to the sum of (i) the excess, if any, of (x) the Interest Payment Amount for such class for the immediately preceding Payment Date over (y) the portion of the Interest Payment Amount for such class for the immediately preceding Payment Date that was actually paid to such class on such immediately preceding Payment Date and (ii) interest accrued on such unpaid portion for the most recently ended Accrual Period at the pass-through rate for such class. With respect to any class of the REMIC Notes and any Payment Date, the “Net WAC Rate Carryover Amount” is amount equal to the sum of (i) the excess, if any, of (x) the amount of the Interest Payment Amount that would have been payable on such class for such Payment Date if the applicable pass-through rate had been calculated without regard to the related Net WAC Rate over (y) the Interest Payment Amount for such class for such Payment Date and (ii) the portion, if any, of any Net WAC Rate Carryover Amount remaining unpaid to such class on the immediately preceding Payment Date together with interest accrued on such unpaid portion for the most recently ended Accrual Period at the pass-through rate applicable for such class for such Accrual Period calculated without regard to the Net WAC Rate. The principal payment and Realized Loss reimbursement payments and priorities for the REMIC Notes will not be different from such payments and priorities as they would have applied to the related Offered Notes had the REMIC Notes not been issued.

YIELD ON THE NOTES

General

The yield to maturity on and weighted average life of each class of Notes will be primarily affected by: (1) the rate, amount and timing of principal payments on the related mortgage loans, including prepayments, the allocation of principal payments on the mortgage loans among the related classes of Notes, (2) Realized Losses and interest shortfalls on the related mortgage loans to the extent allocated to the related Notes, (3) the Note Interest Rate on such class of Notes and (4) the purchase price paid for such class of Notes.

Prepayment Considerations

The Mortgage Loans

The rate of principal payments on each class of Class I-1A Notes, the aggregate amount of distributions on each such class of Notes and the yield to maturity of each such class of Notes will be primarily related to the rate, amount and timing of payments of principal on the Group I-1 Loans. The rate of principal payments on each class of Class I-2A Notes, the aggregate amount of distributions on each such class of Notes and the yield to maturity of each such class of Notes will be primarily related to the rate, amount and timing of payments of principal on the Group I-2 Loans. The rate of principal payments on each class of Class I-3A Notes, the aggregate amount of distributions on each such class of Notes and the yield to maturity of each such class of Notes will be primarily related to the rate, amount and timing of payments of principal on the Group I-3 Loans. The rate of principal payments on each class of Class I-M Notes, the aggregate amount of distributions on each such class of Notes and the yield to maturity of each such class of Notes will be related to the rate, amount and timing of payments of principal on the Group I-1 Loans, Group I-2 Loans and Group I-3 Loans. The rate of principal payments on each class of Class II-A Notes, the aggregate amount of distributions on each such class of Notes and the yield to maturity of each such class of Notes will be primarily related to the rate, amount and timing of payments of principal on the Group II Loans. The rate of principal payments on each class of Class II-M Notes, the aggregate amount of distributions on each such class of Notes and the yield to maturity of each such class of Notes will be related to the rate, amount and timing of payments of principal on the Group II Loans. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate, amount and timing of Principal Prepayments on the mortgage loans (including for this purpose payments resulting from refinancings, liquidations of the mortgage loans due to defaults, casualties, condemnations and repurchases, whether optional or required). The mortgage loans generally may be prepaid by the mortgagors at any time, subject in some cases to the payment of a prepayment charge. All of the mortgage loans contain due-on-sale clauses.

Principal Prepayments, liquidations and repurchases of the mortgage loans will result in payments in respect of principal to the holders of the Notes that otherwise would be distributed over the remaining terms of the mortgage loans. See “Maturity and Prepayment Considerations” in the prospectus. Since the rate, amount and timing of payments of principal on the mortgage loans will depend on future events and a variety of factors (as described more fully in the prospectus under “Yield Considerations” and “Maturity and Prepayment Considerations” and in this free writing prospectus), no assurance can be given as to the rate of Principal Prepayments. The extent to which the yield to maturity of any class of Notes may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and the degree to which the timing of payments on the Notes is sensitive to prepayments on the mortgage loans. Further, an investor should consider, in the case of any Notes purchased at a discount, the risk that a slower than anticipated rate of principal payments on the mortgage loans could result in an actual yield to an investor that is lower than the anticipated yield and, in the case of any Note purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to the investor that is lower than the anticipated yield. In general, the earlier a prepayment of principal on the mortgage loans, the greater will be the effect on the investor's yield to maturity. As a result, the effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Notes would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

It is highly unlikely that the mortgage loans will prepay at any constant rate until maturity or that all of the mortgage loans will prepay at the same rate. Moreover, the timing of prepayments on the mortgage loans may significantly affect the actual yield to maturity on the Notes, even if the average rate of principal payments experienced over time is consistent with an investor's expectation.

The rate of payments (including prepayments) on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors. Because prevailing interest rates are subject to fluctuation, there can be no assurance that investors in the Notes will be able to reinvest the distributions thereon at yields equaling or exceeding the yields on the Notes. Yields on any such reinvestment may be lower, and may even be significantly lower, than yields on the Securities. If prevailing mortgage rates fall significantly below the mortgage rates on the mortgage loans, the rate of prepayment (and refinancing) would be expected to increase. Conversely, if prevailing mortgage rates rise significantly above the mortgage rates on the mortgage loans, the rate of prepayment on the mortgage loans would be expected to decrease. Other factors affecting prepayment of mortgage loans include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. In addition, the existence of the applicable maximum mortgage rate and minimum mortgage rate may effect the likelihood of prepayments resulting from refinancings. Amounts received by virtue of liquidations of mortgage loans, repurchases of mortgage loans upon breach of representations or warranties and the optional termination of the trust also affect the receipt of principal on the mortgage loans. In addition, the rates of prepayments will be affected by the rate and timing of the sale of mortgaged properties. There can be no certainty as to the rate of prepayments on the mortgage loans during any period or over the life of the Notes. See “Yield Considerations” and “Maturity and Prepayment Considerations” in the prospectus.

Negative amortization may increase the risk of default. The outstanding principal balance of a Group I-1 Loan which is subject to negative amortization increases by the amount of interest which is deferred as described in this free writing prospectus. During periods in which the outstanding principal balance of a negative amortization loan is increasing due to the addition of deferred interest thereto, the increasing principal balance of the negative amortization loan may approach or exceed the value of the related mortgaged property, thus increasing the likelihood of defaults as well as the amount of any loss experienced with respect to any such negative amortization loan that is required to be liquidated. Furthermore, each negative amortization loan provides for the payment of any remaining unamortized principal balance of the negative amortization loan (due to the addition of deferred interest, if any, to the principal balance of the negative amortization loan) in a single payment at the maturity of the negative amortization loan. Because the mortgagors may be so required to make a larger single payment upon maturity, it is possible that the default risk associated with the negative amortization loans is greater than that associated with fully amortizing mortgage loans.

Some of the mortgage loans have an initial interest only period. During this period, the payment made by the related mortgagor will be less than it would be if the mortgage loan amortized. In addition, the mortgage loan balance will not be reduced by the principal portion of scheduled monthly payments during this period. As a result, no principal payments will be made to the Notes from the mortgage loans during their interest only period except in the case of a prepayment.

In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. In addition, default rates generally are higher for mortgage loans used to refinance an existing mortgage loan. In the event of a mortgagor's default on a mortgage loan, there can be no assurance that recourse beyond the specific mortgaged property pledged as security for repayment will be available.

Allocation of Principal Payments

The yields to maturity of the Notes will be affected by the allocation of principal payments among the Notes. The Notes are subject to priorities for payment of principal as described in this free writing prospectus. Distributions of principal on classes having an earlier priority of payment will be affected by the rates of prepayment of the related mortgage loans early in the life of the mortgage loan pool. The timing of commencement of principal distributions and the weighted average lives of the Notes with a later priority of payment will be affected by the rates of prepayment of the related mortgage loans both before and after the commencement of principal distributions on those classes.

Group I Notes

Investors in the Class I-A Notes should be aware that on and after the related Stepdown Date, so long as no Trigger Event is in effect, the most subordinate class of Class I-M Notes may receive more than such class’ pro rata share of principal for that Payment Date. As a result, the Note Principal Balance of the most subordinate class of Class I-M Notes may be reduced to zero prior to the more senior class or classes of Notes.

As described in this free writing prospectus, during certain periods all principal payments on the Group I-1 Loans, Group I-2 Loans and Group I-3 Loans will be allocated to the Class I-A Notes. Unless the aggregate Note Principal Balance of the Class I-A Notes has been reduced to zero, the Class I-M Notes will not be entitled to receive payments of principal until the related Stepdown Date. Furthermore, if a related Trigger Event is in effect, the Class I-M Notes will not be entitled to receive payments in respect of principal until the aggregate Note Principal Balance of the Class I-A Notes has been reduced to zero. To the extent that no principal payments are distributed on the Class I-M Notes, the subordination afforded the Class I-A Notes by the Class I-M Notes, together with the related overcollateralization, in the absence of offsetting related Realized Losses allocated thereto, will be increased, and the weighted average lives of the Class I-M Notes will be extended.

Class II-A Notes and Class II-M Notes

Investors in the Class II-A Notes should be aware that on and after the related Stepdown Date, so long as no Trigger Event is in effect, the most subordinate class of Class II-M Notes may receive more than such class’ pro rata share of principal for that Payment Date. As a result, the Note Principal Balance of the most subordinate class of Class II-M Notes may be reduced to zero prior to the more senior class or classes of Notes.

As described in this free writing prospectus, during certain periods all principal payments on the Group II Loans will be allocated to the Class II-A Notes. Unless the aggregate Note Principal Balance of the Class II-A Notes has been reduced to zero, the Class II-M Notes will not be entitled to receive payments of principal until the related Stepdown Date. Furthermore, if a related Trigger Event is in effect, the Class II-M Notes will not be entitled to receive payments in respect of principal until the aggregate Note Principal Balance of the Class II-A Notes has been reduced to zero. To the extent that no principal payments are distributed on the Class II-M Notes, the subordination afforded the Class II-A Notes by the Class II-M Notes, together with the related overcollateralization, in the absence of offsetting related Realized Losses allocated thereto, will be increased, and the weighted average lives of the Class II-M Notes will be extended.

Interest Shortfalls and Realized Losses

When a principal prepayment in full is made on a mortgage loan, the mortgagor is charged interest only for the period from the Due Date of the preceding monthly payment up to the date of the Principal Prepayment, instead of for a full month. When a partial Principal Prepayment is made on a mortgage loan, the mortgagor is not charged interest on the amount of the prepayment for the month in which the prepayment is made. In addition, the application of the Relief Act or similar state law to any mortgage loan will adversely affect, for an indeterminate period of time, the ability of the Servicer to collect full amounts of interest on the mortgage loan, as applicable. See “Legal Aspects of the Mortgage Loans—Servicemembers Relief Act” in the prospectus. Any interest shortfalls on the mortgage loans resulting from a Principal Prepayment in full or a partial Principal Prepayment are required to be paid by the Servicer, but only to the extent that such amount does not exceed the aggregate of the Servicing Fee on the mortgage loans serviced by it for the related Due Period. Interest shortfalls on the mortgage loans required to be funded but not funded by the Servicer are required to be paid by the Master Servicer, but only to the extent that such amount does not exceed the Master Servicer’s investment income for the applicable Payment Date. The Master Servicer is not obligated to fund interest shortfalls resulting from the application of the Relief Act or similar state law. See “The Servicing Agreements—Servicing and Other Compensation and Payment of Expenses” in this free writing prospectus and “Legal Aspects of the Mortgage Loans—Servicemembers Relief Act” in the prospectus. Accordingly, the effect of (1) any Principal Prepayments on the mortgage loans, to the extent that any resulting interest shortfall due to such Principal Prepayments exceeds any Compensating Interest or (2) any shortfalls resulting from the application of the Relief Act or similar state law, will be to reduce the aggregate amount of interest collected that is available for distribution to holders of the Notes.

The yields to maturity and the aggregate amount of distributions on the Notes will be affected by the timing of mortgagor defaults resulting in Realized Losses. The timing of Realized Losses on the mortgage loans and the allocation of Realized Losses to the related Notes could significantly affect the yield to an investor in such Notes. In addition, Realized Losses on the mortgage loans may affect the market value of the related Notes, even if these losses are not allocated to these Notes. In general, defaults on the mortgage loans are expected to occur with greater frequency in their early years. In addition, default rates generally are higher for mortgage loans used to refinance an existing mortgage loan. In the event of a mortgagor's default on a mortgage loan, there can be no assurance that recourse beyond the specific mortgaged property pledged as security for repayment will be available.

Note Interest Rates

The effective yield to holders of the Fixed Rate Notes will be less than the yields otherwise produced by its Note Interest Rate and purchase price because interest will not be distributed to these Noteholders until the 25th day, or if such day is not a business day, the following business day, of the month following the month in which interest accrues on the mortgage loans, without any additional distribution of interest or earnings thereon in respect of such delay.

The related Net Monthly Excess Cashflow or remaining related Available Funds, as applicable, may be used, subject to the priorities described in this free writing prospectus, to cover Basis Risk Shortfalls. However, there can be no assurance that available related Net Monthly Excess Cashflow or remaining related Available Funds will be sufficient to cover these shortfalls, particularly because in a situation where the Note Interest Rate on a class of Notes is limited to the related Available Funds Rate, there may be little or no Net Monthly Excess Cashflow.

The related Net Monthly Excess Cashflow may be used, subject to the priorities described in this free writing prospectus, to cover Basis Risk Shortfall Carryforward Amounts and Net WAC Shortfall Carryforward Amounts on the related Offered Notes. However, there can be no assurance that available related Net Monthly Excess Cashflow will be sufficient to cover these shortfalls, particularly because in a situation where the Note Interest Rate on a class of Notes is limited to the related Available Funds Rate, there may be little or no related Net Monthly Excess Cashflow.

The Cap Contracts, Floor Contract and Interest Rate Swap Agreements may also provide amounts to cover Basis Risk Shortfalls on the related classes of Notes. However, there can be no assurance that available amounts from the Cap Contracts and Interest Rate Swap Agreements will be sufficient to cover these shortfalls.

The yields to maturity on the Notes will be affected by their Note Interest Rate. The interest rates on the Notes will be sensitive to the adjustable mortgage rates on the related mortgage loans. As a result, these interest rates will be sensitive to the indices on the related mortgage loans, any periodic caps, maximum and minimum rates, and the related gross margins.

Purchase Price

In addition, the yields to maturity on the Notes will depend on the price paid by the holders of the Notes. The extent to which the yield to maturity of a Note is sensitive to prepayments will depend, in part, upon the degree to which it is purchased at a discount or premium. In general, if a Note is purchased at a premium and principal distributions thereon occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that anticipated at the time of purchase. Conversely, if a Note is purchased at a discount and principal distributions thereon occur at a rate slower than assumed at the time of purchase, the investor's actual yield to maturity will be lower than that anticipated at the time of purchase.

Final Scheduled Payment Date

The final scheduled Payment Date for each class of Group I Notes is the Payment Date in March 2047. The final scheduled Payment Date for each class of Group II Notes is the Payment Date in May 2027. The final scheduled Payment Date in each case is the Payment Date in the month following the month of the latest scheduled maturity date of any of the related mortgage loans. Since the rate of payment (including prepayments) of principal on the mortgage loans can be expected to exceed the scheduled rate of payments, and could exceed the scheduled rate by a substantial amount, the disposition of the last remaining mortgage loan may be earlier, and could be substantially earlier, than the final scheduled Payment Date.

Weighted Average Life

The Mortgage Loans

Weighted average life refers to the amount of time that will elapse from the date of issuance of a Note until each dollar of principal of the Note will be repaid to the investor. The weighted average life of a Note is determined by (a) multiplying the amount of the reduction, if any, of the Note Principal Balance of such Note by the number of years from the date of issuance of such Note to the related Payment Date, (b) adding the results and (c) dividing the sum by the aggregate amount of the reductions in the Note Principal Balance of such Note referred to in clause (a). The weighted average life of the Notes of each class will be influenced by the rate at which principal on the mortgage loans is paid, which may be in the form of scheduled payments or prepayments (including prepayments of principal by the mortgagor as well as amounts received by virtue of condemnation, insurance or foreclosure with respect to the mortgage loans), and the timing thereof.

Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The prepayment model used in this free writing prospectus for the Group I Loans and Group II Loans assumes a constant rate of prepayment each month, or CPR, relative to the then outstanding principal balance of a pool of mortgage loans similar to the mortgage loans in the mortgage pool. To assume a 25% CPR or any other CPR is to assume that the stated percentage of the outstanding principal balance of the related mortgage pool is prepaid over the course of a year. No representation is made that the mortgage loans will prepay at these or any other rates.

With respect to the Group I-1 Loans and Group I-2 Loans, the Notes were structured assuming, among other things, a 25% CPR. With respect to the Group II Loans, the Notes were structured assuming, among other things, a 30% CPR. The prepayment assumption to be used for pricing purposes for the respective classes of Notes may vary as determined at the time of sale. The actual rate of prepayment may vary considerably from the rate used for any prepayment assumption.

The model used in this free writing prospectus, with respect to the Group I-3 Loans, which we refer to as the prepayment model, is a prepayment assumption which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans similar to the mortgage loans for the life of such mortgage loans. A 100% prepayment assumption assumes that the outstanding principal balance of a pool of mortgage loans prepays at a constant prepayment rate (“CPR”) of 8% in the first month of the life of such pool, such rate increasing by an additional 1/11th of 16% CPR for each month thereafter, increasing to 24% CPR in month 12 and remaining constant at 24% CPR thereafter.

The model used in this free writing prospectus, with respect to the Group II Loans, which we refer to as the prepayment model, is a prepayment assumption which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans similar to the mortgage loans for the life of such mortgage loans. A 100% prepayment assumption assumes that the outstanding principal balance of a pool of mortgage loans prepays at a constant prepayment rate (“CPR”) of 8% in the first month of the life of such pool, such rate increasing by an additional 1/11th of 12% CPR for each month thereafter, increasing to 20% CPR in month 12 and remaining constant at 20% CPR thereafter.

The tables following the next paragraph indicate the percentages of the initial Note Principal Balance of each class of Notes that would be outstanding after each of the dates shown at various percentages of CPR and the corresponding weighted average life of each class of Notes. The tables are based on the following modeling assumptions (the “Structuring Assumptions”):

(1)	Swap payments are made to the Class I-1A, Class I-2A, Class II-A, Class I-M and Class II-M Notes in accordance with the description set forth under “Description of the Notes”;

(2)	the mortgage pool consists of the mortgage loans with the assumed characteristics set forth in the table below;

(3)
Group I Loans which prepay at a 100% PPC prepay at a 25% CPR for the Group I-1 Loans and Group I-2 Loans and at 100% of the related prepayment assumption described above with respect to the Group I-3 Loans;

(4)	the mortgage loans prepay at the specified percentages of the PPC and CPR, as applicable;

(5)	no defaults or delinquencies occur in the payment by mortgagors of principal and interest on the mortgage loans;

(6)
scheduled payments on the mortgage loans are received, in cash, on the first day of each month, commencing in May 2007, and are computed prior to giving effect to prepayments received on the last day of the prior month;

(7)
there are no interest shortfalls caused by (a) the application of the Relief Act or similar state law or (b) prepayments on the mortgage loans, which in the case of (b) have not been covered by Compensating Interest, and prepayments represent prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in April 2007;

(8)
The mortgage rate on each adjustable rate mortgage loan will be adjusted on each interest adjustment date to a rate equal to the applicable related index (as described above) plus the applicable gross margin, subject to maximum lifetime mortgage rates, minimum mortgage rates and periodic caps (as applicable);

(9)
other than mortgage loans that are balloon loans or negative amortization loans, scheduled monthly payments of principal and interest on each adjustable rate mortgage loan will be adjusted on each payment adjustment date to equal a fully amortizing payment, subject to periodic caps (as applicable);

(10)
other than mortgage loans that are balloon loans or negative amortization loans, scheduled monthly payments pf principal and interest on the mortgage loans are calculated on their respective principal balances (prior to giving effect to prepayments received thereon during the preceding calendar month), mortgage rates and remaining terms to stated maturity such that the mortgage loans will fully amortize by their stated maturities;

(11)
scheduled monthly payments of principal and interest on each negative amortization loan will be adjusted on each payment adjustment period (set forth in the table below), provided that the amount of the monthly payment on a negative amortization loan will not increase or decrease by an amount that is more than 7.50% of the monthly payment on that mortgage loan prior to its interest adjustment date (provided, however, that as of the fifth anniversary of the first due date for a negative amortization loan, and on every fifth anniversary thereafter, and on the last payment adjustment date, prior to the related mortgage loan’s scheduled maturity date, the minimum monthly payment on such mortgage loan will be reset without regard to this limitation, and provided further, that if the unpaid principal balance on a negative amortization loan exceeds 110%, 115%, 120% or 125%, as applicable, of the original principal balance of such mortgage loan due to the deferred interest being added to the principal balance on such mortgage loan, then the monthly payment on such mortgage loan will be reset on the related payment date without regard to this limitation, so as to fully amortize the then unpaid principal balance of such mortgage loan over its remaining term to maturity);

(12)
(a) with respect to the Group I-1 Loans and Group I-2 Loans, the levels of One-Year LIBOR, One-Year MTA, Six-Month LIBOR and One-Month LIBOR remain constant at 5.22%, 5.014%, 5.33% and 5.32%, respectively and (b) and (d) with respect to the Group II Loans, the level of One-Month LIBOR remains constant at 5.32%;

(13)
the mortgage rate on each mortgage loan will be adjusted on each interest adjustment date (as necessary) to a rate equal to the applicable Index (as described in (9) above), plus the applicable gross margin, subject to maximum lifetime mortgage rates, minimum lifetime mortgage rates and periodic caps (as applicable);

(14)	payments in respect of the Notes are received in cash on the 25th day of each month, commencing in May 2007;

(15)	the Notes are purchased on April 20, 2007,

(16)	no investment income is received;

(17)	the Servicing Fee remains constant;

(18)
the holder of the Trust Certificate does not exercise its option to purchase the related Notes described under the caption “The Indenture—Optional Termination” except where indicated. The optional termination date with respect to the Notes related to Loan Group I and Loan Group II is the optional termination date where this loan group may first be terminated by itself; and

(19)
with respect to Loan Numbers 158, 160, 163, 166, 168, 171, 177, 179 and 183 below, the interest rate described under “Mortgage Rate” steps up 1% after 12 months, another 1% after 24 months, and remains constant thereafter until maturity.

Loan Group        Loan No.          Gross Coupon (%)       Servicing Fee (%)        Cut Off Date Balance ($)
----------        --------          ----------------       -----------------        ------------------------
1-Jan                    1             8.8140000000            0.3750000000                       69,300.00
1-Jan                    2             7.8840000000            0.3750000000                      139,992.27
1-Jan                    3             7.5640000000            0.7750000000                      487,783.23
1-Jan                    4             9.0090000000            1.5149999860                      405,283.15
1-Jan                    5             8.5340000000            0.3750000000                    2,753,735.51
1-Jan                    6             7.8140000000            0.7750000000                      449,755.17
1-Jan                    7             8.0640000000            0.7750000000                      670,841.42
1-Jan                    8             9.4640000000            1.1250000000                      254,086.09
1-Jan                    9             7.9140000000            0.3750000000                      240,691.13
1-Jan                   10             9.5640000000            1.1349999900                      476,524.33
1-Jan                   11             9.5640000000            1.1349999900                      235,092.85
1-Jan                   12             8.8640000000            0.7750000000                      153,402.41
1-Jan                   13             9.1040000000            1.1250000000                      167,935.05
1-Jan                   14             8.6640000000            1.1250000000                      279,552.00
1-Jan                   15             9.7040000000            1.3750000000                      160,435.48
1-Jan                   16             8.3390000000            0.9150000210                      400,021.48
1-Jan                   17             8.4640000000            0.7750000000                      273,457.43
1-Jan                   18             9.6890000000            1.4750000000                      287,387.20
1-Jan                   19             8.8140000000            0.3750000000                      136,430.20
1-Jan                   20             8.8189731257            0.5258008173                      611,317.35
1-Jan                   21             9.6790000000            1.1949999930                      221,203.21
1-Jan                   22             9.3314054403            1.4237384719                    1,065,967.52
1-Jan                   23             9.2340000000            1.0550000000                      366,196.45
1-Jan                   24             7.8820000000            0.3750000000                       83,443.60
1-Jan                   25             8.4640000000            0.5145799951                      592,750.73
1-Jan                   26             8.6181016845            0.4069132042                    2,386,723.30
1-Jan                   27             9.6365030518            1.2250000000                      591,481.04
1-Jan                   28             8.8140000000            0.3750000000                      517,479.82
1-Jan                   29             8.9431083111            0.3750000000                      635,103.01
1-Jan                   30             9.4140000000            0.9950000050                      377,784.79
1-Jan                   31             8.1140000000            0.3750000000                      222,834.55
1-Jan                   32             8.6390000000            0.6649999920                      189,406.27
1-Jan                   33             9.4140000000            0.7750000000                      211,694.46
1-Jan                   34             9.4376682533            1.1402807306                      550,292.70
1-Jan                   35             9.7040000000            1.5850000000                      170,939.36
1-Jan                   36             7.7840000000            0.3750000000                      654,205.72
1-Jan                   37             8.0062415118            0.5031610079                      616,178.55
1-Jan                   38             8.2750872373            0.6279159272                      574,828.14
1-Jan                   39             8.7390000000            1.0150000000                      218,879.05
1-Jan                   40             8.5540000000            1.1750000000                      205,433.21
1-Jan                   41             7.7590000000            0.3750000000                   10,348,237.26
1-Jan                   42             7.6140000000            0.3750000000                      110,591.37
1-Jan                   43             8.7840000000            1.1250000000                      281,931.92
1-Jan                   44             9.4390000000            1.2250000000                      223,480.85
1-Jan                   45             8.9640000000            0.7750000000                      588,411.97
1-Jan                   46             8.9890000000            1.5549999480                      225,353.08
1-Jan                   47             8.5840000000            2.8250000000                      306,444.97
1-Jan                   48             8.1856761804            0.7051633424                    1,080,565.86
1-Jan                   49             7.7140000000            0.3750000000                       81,746.27
1-Jan                   50             8.3224034473            0.6785927359                    1,832,339.27
1-Jan                   51             9.5790000000            0.9650000000                      205,199.26
1-Jan                   52             7.9890000000            0.8050000070                      247,075.69
1-Jan                   53             8.2640000000            0.7750000000                      217,938.05
1-Jan                   54             8.2640000000            0.3750000000                    1,530,240.08
1-Jan                   55             8.5807898981            0.4786505487                    5,154,566.52
1-Jan                   56             8.7363955445            0.3750000000                    3,328,156.97
1-Jan                   57             8.3366006823            0.6546208187                    1,714,481.34
1-Jan                   58             8.5274094611            0.5031539993                      511,485.47
1-Jan                   59             9.4878267592            1.0624891049                    1,579,175.58
1-Jan                   60             8.5140000000            0.7649999860                      249,584.51
1-Jan                   61             9.3339628242            1.0090446144                      600,386.87
1-Jan                   62             9.1975818984            0.9491293048                      670,907.97
1-Jan                   63             9.1933751567            1.1697498235                      873,052.05
1-Jan                   64             9.6290000000            0.9950000050                      385,122.24
1-Jan                   65             9.7390000000            0.7750000000                      418,579.42
1-Jan                   66             8.0140000000            0.3750000000                      281,934.18
1-Jan                   67             7.4840000000            0.7750000000                      188,091.42
1-Jan                   68             7.9032180376            0.4769634716                      745,358.38
1-Jan                   69             8.3640000000            0.7750000000                      281,342.58
1-Jan                   70             9.5390000000            0.7750000000                      153,894.74
1-Jan                   71             7.6640000000            0.3750000000                    1,386,187.65
1-Jan                   72             8.0122233795            0.3750000000                      833,141.92
1-Jan                   73             8.4232440799            0.7750000000                      338,863.85
1-Jan                   74             9.5261570741            1.1187212351                      784,109.99
1-Jan                   75             7.9640000000            0.7750000000                      342,571.75
1-Jan                   76             8.2459911438            0.5687856500                      691,719.97
1-Jan                   77             8.4994949433            0.5813399358                    5,440,782.83
1-Jan                   78             8.4640000000            0.3750000000                      272,935.72
1-Jan                   79             8.3734797104            0.6013946201                    1,338,862.84
1-Jan                   80             9.2890000000            0.3750000000                       48,208.93
1-Jan                   81             8.4640000000            0.9950000000                      354,305.77
1-Jan                   82             8.3898623336            0.7130701415                    1,866,376.49
1-Jan                   83             8.5140000000            0.3750000000                      181,957.76
1-Jan                   84             9.4252144274            0.9937016877                      346,370.27
1-Jan                   85             9.4146550274            1.4581615329                      573,684.05
1-Jan                   86             8.4640000000            0.7750000000                      291,739.84
1-Jan                   87             8.4794244086            0.5862439204                   10,028,148.52
1-Jan                   88             8.6889139787            0.3750000000                    1,267,638.90
1-Jan                   89             8.9140000000            0.3750000000                      532,437.95
1-Jan                   90             9.3552949348            1.2511965736                      911,068.76
1-Jan                   91             8.9370648641            0.6046473514                    2,397,459.69
1-Jan                   92             8.2640000000            0.3750000000                      784,532.79
1-Jan                   93             9.4980403188            1.1028274831                    4,460,214.22
1-Jan                   94             9.9884151402            1.4151502865                    1,896,573.64
1-Jan                   95             9.6764220646            1.2836625250                    4,140,189.43
1-Jan                   96             8.6640000000            0.3750000000                      293,201.64
1-Jan                   97             8.7140000000            1.0350000260                      222,398.35
1-Jan                   98             8.3140000000            0.7750000000                      130,654.63
1-Jan                   99             9.2140000000            0.3750000000                    1,080,800.77
1-Jan                  100             8.8140000000            1.2150000000                      175,561.01
1-Jan                  101             8.5640000000            0.7750000000                      608,860.96
1-Jan                  102             7.4140000000            0.3750000000                      227,086.01
1-Jan                  103             7.6140000000            0.7750000000                      256,203.97
1-Jan                  104             7.9823136090            0.6056849428                    2,490,314.11
1-Jan                  105             7.9640000000            0.3750000000                      227,215.00
1-Jan                  106             9.0830000000            0.9950000050                      628,815.70
1-Jan                  107             8.6549629898            0.7750000000                    1,378,505.30
1-Jan                  108             8.7890000000            0.9350000020                      199,575.92
1-Jan                  109             9.1290000000            0.9449999930                      610,218.00
1-Jan                  110             9.1191831811            1.1544294174                      577,296.34
1-Jan                  111             8.8640000000            0.7750000000                      149,284.98
1-Jan                  112             8.3622034957            0.6626142259                    2,834,665.85
1-Jan                  113             8.5640000000            0.3750000000                      222,931.42
1-Jan                  114             8.5575713915            0.6783996502                    1,727,541.28
1-Jan                  115             9.1640000000            0.7750000000                      352,309.85
1-Jan                  116             8.9878907399            0.9701876399                      733,717.24
1-Jan                  117             8.7140000000            0.7750000000                      436,493.46
1-Jan                  118             6.9820000000            0.3750000000                      129,818.60
1-Jan                  119             7.5000000000            0.7750000000                      729,497.99
1-Jan                  120             7.7500000000            0.3750000000                      148,186.12
1-Jan                  121             7.6250000000            0.7750000000                      372,715.37
1-Jan                  122             7.7500000000            0.7750000000                      590,846.26
1-Jan                  123             8.6250000000            0.8149999980                      445,568.55
1-Jan                  124             6.3750000000            0.3750000000                      872,637.59
1-Jan                  125             7.5000000000            0.3750000000                      683,384.15
1-Jan                  126             7.7500000000            0.7750000000                      516,460.50
1-Jan                  127             6.5000000000            0.7750000000                      612,026.85
1-Jan                  128             6.6250000000            0.3750000000                      815,347.01
1-Jan                  129             6.7500000000            0.9950000000                      241,113.57
1-Jan                  130             7.0000000000            0.7750000000                      307,805.40
1-Jan                  131             7.2500000000            0.3750000000                    1,562,673.81
1-Jan                  132             7.3750000000            0.4418521705                    2,167,301.01
1-Jan                  133             7.5000000000            0.5986385043                      469,049.05
1-Jan                  134             7.6250000000            0.5815569222                      771,204.21
1-Jan                  135             7.7500000000            0.4648507711                    1,359,564.75
1-Jan                  136             7.8750000000            0.3750000000                    1,395,984.48
1-Jan                  137             8.0000000000            0.7750000000                    1,191,671.41
1-Jan                  138             8.1250000000            0.7750000000                      198,035.46
1-Jan                  139             7.2500000000            0.6889304487                      770,749.04
1-Jan                  140             8.2500000000            0.3750000000                      709,225.89
1-Jan                  141             9.1390000000            0.9050000000                      322,650.14
1-Jan                  142             8.1250000000            1.1750000000                      142,626.59
1-Jan                  143             7.5000000000            1.2250000000                      331,888.05
1-Jan                  144             8.0000000000            0.8449999990                      185,704.88
1-Jan                  145             8.6250000000            1.1750000000                      363,590.73
1-Jan                  146             8.0000000000            0.9649999740                      428,925.93
1-Jan                  147             8.2500000000            1.2250000000                      101,306.32
3-Jan                  148             6.1179406650            0.3547966036                   16,486,538.54
3-Jan                  149             7.6250000000            0.6500000000                       52,115.13
3-Jan                  150             6.0062921045            0.3866891224                      589,188.80
3-Jan                  151             6.7731815914            0.4371770131                  247,935,970.93
3-Jan                  152             7.3030191112            0.5188420925                    3,601,531.26
3-Jan                  153             6.6785410934            0.3947979738                    2,841,809.82
3-Jan                  154             7.0734844373            0.4964857295                    1,776,105.03
3-Jan                  155             6.8564372090            0.4159911014                   14,925,652.33
3-Jan                  156             8.2500000000            0.2500000000                       78,395.91
3-Jan                  157             8.9509673235            0.2500000000                      427,815.52
3-Jan                  158             5.0459758173            0.3387624259                      838,485.42
3-Jan                  159             6.8877773778            0.4071529858                    2,739,216.17
3-Jan                  160             5.1562793402            0.6164842319                   18,506,342.19
3-Jan                  161             6.3750000000            0.6500000000                      300,000.00
3-Jan                  162             7.3594212021            0.3623698387                    6,103,612.71
3-Jan                  163             5.0371162655            0.5511811278                   21,332,492.76
3-Jan                  164             7.9558323055            0.6500000000                      412,245.51
3-Jan                  165             6.9206635908            0.5970812738                    3,105,138.61
3-Jan                  166             4.9074907178            0.5872836478                   13,468,793.57
3-Jan                  167             6.7398514723            0.4896943799                   11,603,563.56
3-Jan                  168             4.9719453390            0.5449105631                   10,966,366.23
3-Jan                  169             7.9112533150            0.6175173763                    1,292,999.00
3-Jan                  170             6.9242088922            0.5332101446                  125,115,382.68
3-Jan                  171             4.8979835532            0.5500466181                   14,835,902.27
3-Jan                  172             7.1043182911            0.5170545816                    4,125,598.57
3-Jan                  173             7.5819638461            0.4848366584                    1,673,684.18
3-Jan                  174             6.6492999041            0.5285875116                    3,279,451.11
3-Jan                  175             6.7817073764            0.4615767150                   17,865,119.25
3-Jan                  176             7.7500000000            0.6500000000                       68,000.00
3-Jan                  177             4.6629701734            0.6207995250                   12,029,759.75
3-Jan                  178             7.4780184524            0.2500000000                    2,883,100.00
3-Jan                  179             4.9134931161            0.5726751474                   15,973,622.04
3-Jan                  180             6.8750000000            0.2500000000                      455,397.00
3-Jan                  181             7.2956319266            0.2500000000                    4,042,400.00
3-Jan                  182             7.4786935970            0.2737343934                   13,893,347.00
3-Jan                  183             4.6984553670            0.6299814847                    4,463,714.00
3-Jan                  184             6.7500000000            0.2500000000                      665,975.00
3-Jan                  185             7.2723891296            0.2500000000                    3,565,899.00
3-Jan                  186             7.3750000000            0.2500000000                      577,500.00
3-Jan                  187             5.6250000000            0.2500000000                       67,799.67
3-Jan                  188             7.1119137366            0.6500000000                      349,035.08
3-Jan                  189             7.5000000000            0.2500000000                       85,000.00
2                      190            12.5528856641            0.5000000000                    1,286,489.73
2                      191            13.0264437448            0.5000000000                    2,172,061.00
2                      192            12.3488836545            0.5000000000                  217,166,739.26
2-Jan                  193             6.8750000000            0.2500000000                      654,296.19
2-Jan                  194             6.7500000000            0.2500000000                      440,000.00
2-Jan                  195             6.2058186741            0.2500000000                      191,859.99
2-Jan                  196             7.3750000000            0.2500000000                      630,000.00
2-Jan                  197             6.7817793163            0.5211865983                      412,999.76
2-Jan                  198             6.7500000000            0.2500000000                      546,119.12
2-Jan                  199             8.0000000000            0.2500000000                       37,100.00
2-Jan                  200             6.4618724448            0.6500000000                      353,986.57
2-Jan                  201             7.0000000000            0.2500000000                      295,000.00
2-Jan                  202             6.3750000000            0.2500000000                      346,460.00
2-Jan                  203             7.1250000000            0.2500000000                      240,000.00
2-Jan                  204             6.8750000000            0.2500000000                      496,000.00
2-Jan                  205             6.3750000000            0.2500000000                      266,381.18
2-Jan                  206             5.8750000000            0.2500000000                      334,400.00
2-Jan                  207             5.7500000000            0.2500000000                      737,671.05
2-Jan                  208             6.1250000000            0.2500000000                      154,545.73
2-Jan                  209             6.1610204511            0.3053518368                   11,247,222.27
2-Jan                  210             6.0259442753            0.4254457382                    3,751,705.54
2-Jan                  211             7.2500000000            0.2500000000                      459,277.69
2-Jan                  212             7.8750000000            0.6500000000                      680,000.00
2-Jan                  213             8.1180291023            0.4855386255                      577,399.99
2-Jan                  214             8.2500000000            0.6500000000                      512,000.00
2-Jan                  215             8.2500000000            0.6500000000                    1,000,000.00
2-Jan                  216             7.5000000000            0.6500000000                      900,000.00
2-Jan                  217             7.0018046845            0.4397776311                      632,318.99
2-Jan                  218             8.0000000000            0.6500000000                      716,000.00
2-Jan                  219             6.5000000000            0.6500000000                      151,950.00
2-Jan                  220             6.2500000000            0.6500000000                      527,200.00
2-Jan                  221             7.3750000000            0.2500000000                      397,973.70
2-Jan                  222             6.7988623627            0.5401412239                    1,115,250.00
2-Jan                  223             6.5000000000            0.6500000000                      613,000.00
2-Jan                  224             6.6596638655            0.6500000000                      476,000.00
2-Jan                  225             6.3750000000            0.2500000000                    1,424,937.00
2-Jan                  226             6.6250000000            0.2500000000                    1,102,500.00
2-Jan                  227             6.0000000000            0.2500000000                    1,209,715.89
2-Jan                  228             6.5000000000            0.2500000000                    2,082,000.00
2-Jan                  229             6.4115290961            0.2500000000                    1,257,312.18
2-Jan                  230             6.0000000000            0.2500000000                      675,299.55
2-Jan                  231             6.0192751326            0.4050108283                    3,186,100.00
2-Jan                  232             6.7045221186            0.3462094635                    1,168,700.00
2-Jan                  233             5.8750000000            0.2500000000                      196,692.00
2-Jan                  234             5.8750000000            0.2500000000                    1,246,157.96
2-Jan                  235             5.9861227493            0.3263928065                      995,467.08
2-Jan                  236             6.4058334529            0.2500000000                   17,903,279.14
2-Jan                  237             6.2870793174            0.2669202841                   10,858,564.71
2-Jan                  238             6.8750000000            0.2500000000                      162,508.92
2-Jan                  239             6.3750000000            0.2500000000                      205,501.81
2-Jan                  240             8.5000000000            0.6500000000                      493,600.00
2-Jan                  241             6.3750000000            0.2500000000                      252,000.00
2-Jan                  242             8.3750000000            0.6500000000                      688,000.00
2-Jan                  243             7.2500000000            0.6500000000                      119,762.72
2-Jan                  244             7.5000000000            0.2500000000                      441,000.00
2-Jan                  245             6.3750000000            0.2500000000                      246,380.52
2-Jan                  246             6.8750000000            0.6500000000                      165,000.00
2-Jan                  247             6.8243964717            0.3807335190                      430,800.00
2-Jan                  248             6.2500000000            0.2500000000                      553,000.00
2-Jan                  249             6.3750000000            0.2500000000                      239,999.00
2-Jan                  250             8.3750000000            0.6500000000                      877,789.10
2-Jan                  251             7.5000000000            0.2500000000                      407,179.88
2-Jan                  252             6.8750000000            0.6500000000                      337,600.00
2-Jan                  253             8.1250000000            0.6500000000                       38,922.96
2-Jan                  254             7.8502211923            0.5764377502                    2,373,500.00
2-Jan                  255             7.4550953918            0.5063052538                      332,104.00
2-Jan                  256             7.7016985624            0.7550260965                    1,092,100.00
2-Jan                  257             8.1250000000            0.2500000000                      417,673.15
2-Jan                  258             8.1061996718            0.6500000000                      248,825.51
2-Jan                  259             8.1665256643            0.7366622509                    1,189,531.00
2-Jan                  260             7.3489028005            0.6260188269                    4,578,528.29
2-Jan                  261             7.2500000000            0.6500000000                      344,000.00
2-Jan                  262             7.1250000000            0.2500000000                      168,000.00
2-Jan                  263             8.2500000000            0.2500000000                    1,400,000.00
2-Jan                  264             6.3750000000            0.2500000000                      525,000.00
2-Jan                  265             7.0677083333            0.2500000000                    1,680,000.00
2-Jan                  266             7.3160445952            0.2500000000                      433,230.00
2-Jan                  267             7.3880516483            0.3878056598                    2,615,758.98
2-Jan                  268             7.7365263496            0.5392210796                      274,870.85
2-Jan                  269             6.9183926694            0.3795083123                      666,907.00
2-Jan                  270             7.3133301708            0.4503795066                      368,900.00
2-Jan                  271             7.1250000000            0.6500000000                      350,000.00
2-Jan                  272             7.8750000000            0.2500000000                       64,889.86
2-Jan                  273             7.1607815552            0.5138565756                    2,938,078.00
2-Jan                  274             6.9645394844            0.4363303126                    5,884,260.68
2-Jan                  275             8.5000000000            0.6500000000                      231,834.49
2-Jan                  276             9.1250000000            0.6500000000                      239,864.24
2-Jan                  277             9.6250000000            0.6500000000                      194,400.00
2-Jan                  278             5.7500000000            0.2500000000                      435,100.00
2-Jan                  279             8.3612193764            0.6500000000                      718,400.00
2-Jan                  280             7.8750000000            0.6500000000                      287,199.36
2-Jan                  281             7.3061913454            0.6500000000                    2,615,950.00
2-Jan                  282             6.8645158090            0.6500000000                      755,900.00
2-Jan                  283             8.7283063730            0.6500000000                      906,049.33
2-Jan                  284             8.5789890025            0.6500000000                      577,799.77
2-Jan                  285             7.8677553124            0.4688408500                    1,015,441.13
2-Jan                  286             7.1250000000            0.6500000000                      227,449.76
2-Jan                  287             7.3750000000            0.2500000000                      625,000.00
2-Jan                  288             6.8860657941            0.4761567268                      971,008.04
2-Jan                  289             7.6069033746            0.5367692198                    2,241,440.00
2-Jan                  290             6.7500000000            0.6500000000                      471,200.00
2-Jan                  291             6.6507333285            0.6500000000                    1,645,920.00
2-Jan                  292             7.7500000000            0.6500000000                      483,000.00
2-Jan                  293             7.0207006369            0.6500000000                    1,413,000.00
2-Jan                  294             7.0867917428            0.6500000000                      930,100.00
2-Jan                  295             6.8750000000            0.6500000000                      244,800.00
2-Jan                  296             6.0000000000            0.2500000000                      338,000.00
2-Jan                  297             7.0000000000            0.6500000000                      476,450.00
2-Jan                  298             7.0000000000            0.2500000000                      783,000.00
2-Jan                  299             6.3989559049            0.2500000000                    7,289,973.33
2-Jan                  300             6.7047108721            0.3582454697                    2,866,155.32
2-Jan                  301             6.7500000000            0.2500000000                      188,774.57
2-Jan                  302             5.2500000000            0.6500000000                      570,335.87
2-Jan                  303             6.5000000000            0.6500000000                      462,734.80
2-Jan                  304             6.2525724472            0.2500000000                    4,958,508.00
2-Jan                  305             6.3234872538            0.3729796081                    3,169,228.00
2-Jan                  306             7.6250000000            0.6500000000                      458,655.52
2-Jan                  307             6.0000000000            0.6500000000                      274,399.32
2-Jan                  308             7.8750000000            0.6500000000                      186,679.58
2-Jan                  309             5.8750000000            0.6500000000                      637,372.94

Loan Group       Original Balance ($)         Remaining Term (Mo.)       Remaining Balloon Term (Mo.)           Age (Mo.)
----------       --------------------         --------------------       ----------------------------           ---------
1-Jan                      69,300.00                          357        N/A                                           3
1-Jan                     138,750.00                          357        N/A                                           3
1-Jan                     484,000.00                          357        N/A                                           3
1-Jan                     400,900.00                          357        N/A                                           3
1-Jan                   2,681,000.00                          352        N/A                                           8
1-Jan                     440,000.00                          351        N/A                                           9
1-Jan                     664,000.00                          477        N/A                                           3
1-Jan                     252,000.00                          477        N/A                                           3
1-Jan                     240,000.00                          477        N/A                                           3
1-Jan                     470,000.00                          477        N/A                                           3
1-Jan                     232,200.00                          476        N/A                                           4
1-Jan                     151,810.00                          357        N/A                                           3
1-Jan                     165,000.00                          355        N/A                                           5
1-Jan                     276,275.00                          477        N/A                                           3
1-Jan                     158,085.00                          477        N/A                                           3
1-Jan                     396,000.00                          477        N/A                                           3
1-Jan                     266,250.00                          348        N/A                                          12
1-Jan                     285,000.00                          358        N/A                                           2
1-Jan                     135,000.00                          357        N/A                                           3
1-Jan                     605,050.00                          357        N/A                                           3
1-Jan                     218,500.00                          357        N/A                                           3
1-Jan                   1,054,500.00                          357        N/A                                           3
1-Jan                     354,350.00                          352        N/A                                           8
1-Jan                      81,500.00                          352        N/A                                           8
1-Jan                     577,000.00                          351        N/A                                           9
1-Jan                   2,357,250.00                          477        N/A                                           3
1-Jan                     584,243.00                          477        N/A                                           3
1-Jan                     511,000.00                          477        N/A                                           3
1-Jan                     627,000.00                          477        N/A                                           3
1-Jan                     372,600.00                          477        N/A                                           3
1-Jan                     220,500.00                          477        N/A                                           3
1-Jan                     190,000.00                          477        N/A                                           3
1-Jan                     209,500.00                          477        N/A                                           3
1-Jan                     543,900.00                          477        N/A                                           3
1-Jan                     164,800.00                          471        N/A                                           9
1-Jan                     636,000.00                          348        N/A                                          12
1-Jan                     611,000.00                          357        N/A                                           3
1-Jan                     569,700.00                          357        N/A                                           3
1-Jan                     216,750.00                          357        N/A                                           3
1-Jan                     202,285.00                          354        N/A                                           6
1-Jan                  10,000,000.00                          470        N/A                                          10
1-Jan                     109,500.00                          477        N/A                                           3
1-Jan                     278,500.00                          477        N/A                                           3
1-Jan                     220,400.00                          477        N/A                                           3
1-Jan                     581,250.00                          477        N/A                                           3
1-Jan                     222,680.00                          477        N/A                                           3
1-Jan                     297,000.00                          471        N/A                                           9
1-Jan                   1,071,450.00                          357        N/A                                           3
1-Jan                      81,000.00                          357        N/A                                           3
1-Jan                   1,814,090.00                          357        N/A                                           3
1-Jan                     202,500.00                          357        N/A                                           3
1-Jan                     244,800.00                          357        N/A                                           3
1-Jan                     215,000.00                          356        N/A                                           4
1-Jan                   1,456,000.00                          465        N/A                                          15
1-Jan                   5,089,400.00                          477        N/A                                           3
1-Jan                   3,283,500.00                          477        N/A                                           3
1-Jan                   1,698,000.00                          477        N/A                                           3
1-Jan                     505,000.00                          477        N/A                                           3
1-Jan                   1,558,650.00                          477        N/A                                           3
1-Jan                     246,500.00                          477        N/A                                           3
1-Jan                     592,200.00                          477        N/A                                           3
1-Jan                     663,500.00                          477        N/A                                           3
1-Jan                     861,000.00                          477        N/A                                           3
1-Jan                     379,476.00                          477        N/A                                           3
1-Jan                     412,500.00                          477        N/A                                           3
1-Jan                     279,000.00                          476        N/A                                           4
1-Jan                     184,000.00                          471        N/A                                           9
1-Jan                     738,000.00                          357        N/A                                           3
1-Jan                     278,400.00                          357        N/A                                           3
1-Jan                     152,000.00                          357        N/A                                           3
1-Jan                   1,350,000.00                          351        N/A                                           9
1-Jan                     823,000.00                          477        N/A                                           3
1-Jan                     337,600.00                          477        N/A                                           3
1-Jan                     773,000.00                          477        N/A                                           3
1-Jan                     332,000.00                          472        N/A                                           8
1-Jan                     664,910.00                          348        N/A                                          12
1-Jan                   5,384,700.00                          357        N/A                                           3
1-Jan                     270,000.00                          357        N/A                                           3
1-Jan                   1,325,000.00                          357        N/A                                           3
1-Jan                      48,000.00                          357        N/A                                           3
1-Jan                     350,500.00                          357        N/A                                           3
1-Jan                   1,847,475.00                          357        N/A                                           3
1-Jan                     180,000.00                          357        N/A                                           3
1-Jan                     342,000.00                          357        N/A                                           3
1-Jan                     566,675.00                          357        N/A                                           3
1-Jan                     282,400.00                          351        N/A                                           9
1-Jan                   9,929,600.00                          477        N/A                                           3
1-Jan                   1,253,000.00                          477        N/A                                           3
1-Jan                     525,000.00                          477        N/A                                           3
1-Jan                     897,452.00                          477        N/A                                           3
1-Jan                   2,364,250.00                          477        N/A                                           3
1-Jan                     775,000.00                          477        N/A                                           3
1-Jan                   4,408,398.00                          477        N/A                                           3
1-Jan                   1,868,868.00                          477        N/A                                           3
1-Jan                   4,080,860.00                          477        N/A                                           3
1-Jan                     288,000.00                          476        N/A                                           4
1-Jan                     218,500.00                          476        N/A                                           4
1-Jan                     128,000.00                          475        N/A                                           5
1-Jan                   1,050,000.00                          474        N/A                                           6
1-Jan                     171,000.00                          474        N/A                                           6
1-Jan                     587,750.00                          472        N/A                                           8
1-Jan                     222,300.00                          471        N/A                                           9
1-Jan                     248,000.00                          348        N/A                                          12
1-Jan                   2,465,250.00                          357        N/A                                           3
1-Jan                     225,000.00                          357        N/A                                           3
1-Jan                     621,000.00                          357        N/A                                           3
1-Jan                   1,363,907.00                          357        N/A                                           3
1-Jan                     197,300.00                          357        N/A                                           3
1-Jan                     603,000.00                          357        N/A                                           3
1-Jan                     571,500.00                          357        N/A                                           3
1-Jan                     147,920.00                          478        N/A                                           2
1-Jan                   2,797,830.00                          477        N/A                                           3
1-Jan                     220,000.00                          477        N/A                                           3
1-Jan                   1,706,550.00                          477        N/A                                           3
1-Jan                     348,750.00                          477        N/A                                           3
1-Jan                     724,000.00                          477        N/A                                           3
1-Jan                     431,000.00                          477        N/A                                           3
1-Jan                     126,000.00                          471        N/A                                           9
1-Jan                     712,500.00                          352        N/A                                           8
1-Jan                     145,000.00                          352        N/A                                           8
1-Jan                     365,000.00                          353        N/A                                           7
1-Jan                     580,000.00                          354        N/A                                           6
1-Jan                     441,000.00                          356        N/A                                           4
1-Jan                     870,000.00                          357        N/A                                           3
1-Jan                     677,900.00                          357        N/A                                           3
1-Jan                     512,000.00                          357        N/A                                           3
1-Jan                     612,000.00                          357        N/A                                           3
1-Jan                     810,000.00                          357        N/A                                           3
1-Jan                     240,000.00                          357        N/A                                           3
1-Jan                     305,500.00                          357        N/A                                           3
1-Jan                   1,550,000.00                          357        N/A                                           3
1-Jan                   2,160,535.00                          357        N/A                                           3
1-Jan                     465,000.00                          357        N/A                                           3
1-Jan                     766,000.00                          357        N/A                                           3
1-Jan                   1,349,500.00                          357        N/A                                           3
1-Jan                   1,382,500.00                          357        N/A                                           3
1-Jan                   1,180,000.00                          357        N/A                                           3
1-Jan                     196,000.00                          357        N/A                                           3
1-Jan                     764,500.00                          357        N/A                                           3
1-Jan                     692,000.00                          353        N/A                                           7
1-Jan                     315,000.00                          353        N/A                                           7
1-Jan                     141,400.00                          357        N/A                                           3
1-Jan                     329,900.00                          357        N/A                                           3
1-Jan                     185,250.00                          357        N/A                                           3
1-Jan                     360,000.00                          357        N/A                                           3
1-Jan                     424,650.00                          357        N/A                                           3
1-Jan                     100,400.00                          357        N/A                                           3
3-Jan                  16,958,597.00                          176        N/A                                           3
3-Jan                      53,250.00                          173        N/A                                           7
3-Jan                     595,360.00                          177        N/A                                           3
3-Jan                 248,781,616.88                          356        N/A                                           3
3-Jan                   3,612,649.00                          355        N/A                                           5
3-Jan                   2,964,110.00                          352        N/A                                           8
3-Jan                   1,780,810.00                          357        N/A                                           3
3-Jan                  14,961,619.00                          357        N/A                                           3
3-Jan                      80,100.00                          338        14                                           22
3-Jan                     427,930.00                          350        N/A                                          10
3-Jan                     846,660.00                          352        N/A                                           8
3-Jan                   2,745,400.00                          353        N/A                                           7
3-Jan                  18,523,316.00                          353        N/A                                           7
3-Jan                     300,000.00                          353        N/A                                           7
3-Jan                   6,104,490.00                          354        N/A                                           6
3-Jan                  21,349,983.00                          354        N/A                                           6
3-Jan                     412,300.00                          354        N/A                                           6
3-Jan                   3,105,146.96                          355        N/A                                           5
3-Jan                  13,475,300.00                          355        N/A                                           5
3-Jan                  11,611,357.07                          356        N/A                                           4
3-Jan                  10,970,725.00                          356        N/A                                           4
3-Jan                   1,293,000.00                          356        N/A                                           4
3-Jan                 125,707,882.80                          357        N/A                                           3
3-Jan                  14,845,419.00                          357        N/A                                           3
3-Jan                   4,175,699.00                          357        N/A                                           3
3-Jan                   1,674,832.00                          357        N/A                                           3
3-Jan                   3,280,610.00                          357        N/A                                           3
3-Jan                  17,865,791.00                          357        N/A                                           3
3-Jan                      68,000.00                          358        N/A                                           2
3-Jan                  12,037,623.00                          358        N/A                                           2
3-Jan                   2,883,500.00                          359        N/A                                           1
3-Jan                  15,975,152.00                          359        N/A                                           1
3-Jan                     455,397.00                          359        N/A                                           1
3-Jan                   4,042,400.00                          359        N/A                                           1
3-Jan                  13,893,347.00                          360        N/A                                           0
3-Jan                   4,463,714.00                          360        N/A                                           0
3-Jan                     665,975.00                          360        N/A                                           0
3-Jan                   3,565,899.00                          360        N/A                                           0
3-Jan                     577,500.00                          360        N/A                                           0
3-Jan                      67,936.00                          340        N/A                                          20
3-Jan                     349,150.00                          357        N/A                                           3
3-Jan                      85,000.00                          357        N/A                                           3
2                       1,295,043.00                          162        N/A                                           2
2                       2,176,625.00                          238        N/A                                           2
2                     217,380,786.49                          358        178                                           2
2-Jan                     655,416.38                          352        N/A                                           8
2-Jan                     440,000.00                          353        N/A                                           7
2-Jan                     192,416.00                          357        N/A                                           3
2-Jan                     630,000.00                          357        N/A                                           3
2-Jan                     413,000.00                          357        N/A                                           3
2-Jan                     546,119.12                          357        N/A                                           3
2-Jan                      37,100.00                          356        N/A                                           4
2-Jan                     354,000.00                          357        N/A                                           3
2-Jan                     295,000.00                          355        N/A                                           5
2-Jan                     346,460.00                          355        N/A                                           5
2-Jan                     240,000.00                          352        N/A                                           8
2-Jan                     496,000.00                          353        N/A                                           7
2-Jan                     269,600.52                          354        N/A                                           6
2-Jan                     334,400.00                          356        N/A                                           4
2-Jan                     740,000.00                          357        N/A                                           3
2-Jan                     155,000.00                          357        N/A                                           3
2-Jan                  11,269,932.00                          357        N/A                                           3
2-Jan                   3,751,754.00                          357        N/A                                           3
2-Jan                     459,340.06                          353        N/A                                           7
2-Jan                     680,000.00                          355        N/A                                           5
2-Jan                     577,399.99                          355        N/A                                           5
2-Jan                     512,000.00                          357        N/A                                           3
2-Jan                   1,000,000.00                          357        N/A                                           3
2-Jan                     900,000.00                          357        N/A                                           3
2-Jan                     632,318.99                          357        N/A                                           3
2-Jan                     716,000.00                          355        N/A                                           5
2-Jan                     151,950.00                          355        N/A                                           5
2-Jan                     527,200.00                          356        N/A                                           4
2-Jan                     399,200.00                          356        N/A                                           4
2-Jan                   1,115,250.00                          356        N/A                                           4
2-Jan                     613,000.00                          357        N/A                                           3
2-Jan                     476,000.00                          357        N/A                                           3
2-Jan                   1,425,000.00                          352        N/A                                           8
2-Jan                   1,102,500.00                          354        N/A                                           6
2-Jan                   1,216,136.00                          355        N/A                                           5
2-Jan                   2,082,000.00                          355        N/A                                           5
2-Jan                   1,257,438.00                          355        N/A                                           5
2-Jan                     700,000.00                          356        N/A                                           4
2-Jan                   3,186,100.00                          356        N/A                                           4
2-Jan                   1,168,700.00                          356        N/A                                           4
2-Jan                     196,700.00                          357        N/A                                           3
2-Jan                   1,250,000.00                          357        N/A                                           3
2-Jan                     999,183.34                          357        N/A                                           3
2-Jan                  17,953,802.00                          357        N/A                                           3
2-Jan                  10,864,062.00                          357        N/A                                           3
2-Jan                     163,300.00                          358        N/A                                           2
2-Jan                     206,652.64                          348        N/A                                           5
2-Jan                     493,600.00                          353        N/A                                           7
2-Jan                     252,000.00                          353        N/A                                           7
2-Jan                     688,000.00                          354        N/A                                           6
2-Jan                     120,000.00                          354        N/A                                           6
2-Jan                     441,000.00                          354        N/A                                           6
2-Jan                     246,380.52                          354        N/A                                           6
2-Jan                     165,000.00                          355        N/A                                           5
2-Jan                     430,800.00                          355        N/A                                           5
2-Jan                     553,000.00                          355        N/A                                           5
2-Jan                     239,999.00                          355        N/A                                           5
2-Jan                     880,000.00                          356        N/A                                           4
2-Jan                     407,200.00                          356        N/A                                           4
2-Jan                     337,600.00                          357        N/A                                           3
2-Jan                      39,000.00                          357        N/A                                           3
2-Jan                   2,373,500.00                          357        N/A                                           3
2-Jan                     332,104.00                          357        N/A                                           3
2-Jan                   1,092,100.00                          357        N/A                                           3
2-Jan                     418,500.00                          357        N/A                                           3
2-Jan                     249,320.00                          357        N/A                                           3
2-Jan                   1,192,000.00                          357        N/A                                           3
2-Jan                   4,578,781.00                          357        N/A                                           3
2-Jan                     344,000.00                          358        N/A                                           2
2-Jan                     168,000.00                          341        N/A                                          19
2-Jan                   1,400,000.00                          351        N/A                                           9
2-Jan                     525,000.00                          354        N/A                                           6
2-Jan                   1,680,000.00                          355        N/A                                           5
2-Jan                     433,230.00                          355        N/A                                           5
2-Jan                   2,616,343.00                          356        N/A                                           4
2-Jan                     275,460.00                          357        N/A                                           3
2-Jan                     666,907.00                          357        N/A                                           3
2-Jan                     368,900.00                          357        N/A                                           3
2-Jan                     350,000.00                          357        N/A                                           3
2-Jan                      65,025.00                          357        N/A                                           3
2-Jan                   2,938,078.00                          357        N/A                                           3
2-Jan                   5,884,598.00                          357        N/A                                           3
2-Jan                     231,850.00                          355        N/A                                           5
2-Jan                     240,600.00                          355        N/A                                           5
2-Jan                     194,400.00                          355        N/A                                           5
2-Jan                     435,100.00                          356        N/A                                           4
2-Jan                     718,400.00                          356        N/A                                           4
2-Jan                     288,000.00                          356        N/A                                           4
2-Jan                   2,615,950.00                          356        N/A                                           4
2-Jan                     755,900.00                          356        N/A                                           4
2-Jan                     906,050.00                          356        N/A                                           4
2-Jan                     579,200.00                          356        N/A                                           4
2-Jan                   1,015,450.00                          356        N/A                                           4
2-Jan                     228,000.00                          357        N/A                                           3
2-Jan                     625,000.00                          357        N/A                                           3
2-Jan                     975,650.00                          357        N/A                                           3
2-Jan                   2,241,450.00                          357        N/A                                           3
2-Jan                     471,200.00                          357        N/A                                           3
2-Jan                   1,645,920.00                          357        N/A                                           3
2-Jan                     483,000.00                          357        N/A                                           3
2-Jan                   1,413,000.00                          357        N/A                                           3
2-Jan                     930,100.00                          357        N/A                                           3
2-Jan                     244,800.00                          357        N/A                                           3
2-Jan                     338,000.00                          358        N/A                                           2
2-Jan                     476,450.00                          355        N/A                                           5
2-Jan                     788,000.00                          353        N/A                                           7
2-Jan                   7,290,400.00                          357        N/A                                           3
2-Jan                   2,866,525.00                          357        N/A                                           3
2-Jan                     189,600.00                          355        N/A                                           5
2-Jan                     570,750.00                          356        N/A                                           4
2-Jan                     464,000.00                          357        N/A                                           3
2-Jan                   4,958,508.00                          357        N/A                                           3
2-Jan                   3,169,772.00                          357        N/A                                           3
2-Jan                     460,000.00                          356        N/A                                           4
2-Jan                     274,400.00                          356        N/A                                           4
2-Jan                     187,200.00                          356        N/A                                           4
2-Jan                     637,500.00                          356        N/A                                           4

Loan Group        Monthly P&I ($)       ARM Index              Gross Margin (%)        Mos to Next Rate Reset
----------        ---------------       ---------              ----------------        ----------------------
1-Jan                     507.22        MTA                       3.8000000000                              1
1-Jan                     472.22        MTA                       2.8700000000                              1
1-Jan                   1,764.85        MTA                       2.5500000000                              1
1-Jan                   1,532.42        MTA                       3.9950000000                              1
1-Jan                   9,610.57        MTA                       3.5200000000                              1
1-Jan                   1,693.13        MTA                       2.8000000000                              1
1-Jan                   1,976.00        MTA                       3.0500000000                              1
1-Jan                     763.12        MTA                       4.4500000000                              1
1-Jan                     739.47        MTA                       2.9000000000                              1
1-Jan                   1,556.45        MTA                       4.5500000000                              1
1-Jan                     781.85        MTA                       4.5500000000                              1
1-Jan                     584.17        MTA                       3.8500000000                              1
1-Jan                     651.95        MTA                       4.0900000000                              1
1-Jan                     836.63        MTA                       3.6500000000                              1
1-Jan                     490.45        MTA                       4.6900000000                              1
1-Jan                   1,333.39        MTA                       3.3250000000                              1
1-Jan                     970.85        MTA                       3.4500000000                              1
1-Jan                   1,093.04        MTA                       4.6750000000                              1
1-Jan                     509.17        MTA                       3.8000000000                              1
1-Jan                   2,328.25        MTA                       3.8049731257                              1
1-Jan                     853.71        MTA                       4.6650000000                              1
1-Jan                   4,318.88        MTA                       4.3174054403                              1
1-Jan                   1,201.79        MTA                       4.2200000000                              1
1-Jan                     297.18        MTA                       3.4500000000                              1
1-Jan                   2,103.97        MTA                       3.4500000000                              1
1-Jan                   7,014.93        MTA                       3.6041016845                              1
1-Jan                   1,769.24        MTA                       4.6225030518                              1
1-Jan                   1,574.46        MTA                       3.8000000000                              1
1-Jan                   1,948.58        MTA                       3.9291083111                              1
1-Jan                   1,182.97        MTA                       4.4000000000                              1
1-Jan                     703.05        MTA                       3.1000000000                              1
1-Jan                     613.55        MTA                       3.6250000000                              1
1-Jan                     708.34        MTA                       4.4000000000                              1
1-Jan                   1,915.87        MTA                       4.4236682533                              1
1-Jan                     628.57        MTA                       4.6900000000                              1
1-Jan                   2,164.58        MTA                       2.7700000000                              1
1-Jan                   2,227.94        MTA                       2.9922415118                              1
1-Jan                   2,192.21        MTA                       3.2610872373                              1
1-Jan                     859.24        MTA                       3.7250000000                              1
1-Jan                      897.1        MTA                       3.5400000000                              1
1-Jan                  13,796.24        MTA                       2.7450000000                              1
1-Jan                     325.86        MTA                       2.6000000000                              1
1-Jan                     843.37        MTA                       3.7700000000                              1
1-Jan                     699.75        MTA                       4.4250000000                              1
1-Jan                   1,932.91        MTA                       3.9500000000                              1
1-Jan                     768.56        MTA                       3.9750000000                              1
1-Jan                   1,025.07        MTA                       3.5700000000                              1
1-Jan                   3,446.21        MTA                       3.1716761804                              1
1-Jan                     268.04        MTA                       2.7000000000                              1
1-Jan                   6,174.11        MTA                       3.3084034473                              1
1-Jan                      710.1        MTA                       4.5650000000                              1
1-Jan                     859.62        MTA                       2.9750000000                              1
1-Jan                     731.74        MTA                       3.2500000000                              1
1-Jan                   4,260.52        MTA                       3.2500000000                              1
1-Jan                  12,868.86        MTA                       3.5667898981                              1
1-Jan                   8,897.19        MTA                       3.7223955445                              1
1-Jan                   4,621.98        MTA                       3.3226006823                              1
1-Jan                   1,399.72        MTA                       3.5134094611                              1
1-Jan                   4,418.17        MTA                       4.4738267592                              1
1-Jan                     711.28        MTA                       3.5000000000                              1
1-Jan                   1,720.96        MTA                       4.3199628242                              1
1-Jan                   1,962.43        MTA                       4.1835818984                              1
1-Jan                   2,551.05        MTA                       4.1793751567                              1
1-Jan                   1,152.15        MTA                       4.6150000000                              1
1-Jan                   1,309.65        MTA                       4.7250000000                              1
1-Jan                     705.47        MTA                       3.0000000000                              1
1-Jan                     465.26        MTA                       2.4700000000                              1
1-Jan                   2,373.70        MTA                       2.8892180376                              1
1-Jan                     947.51        MTA                       3.3500000000                              1
1-Jan                     571.37        MTA                       4.5250000000                              1
1-Jan                   4,342.13        MTA                       2.6500000000                              1
1-Jan                   2,081.00        MTA                       2.9982233795                              1
1-Jan                     918.95        MTA                       3.4092440799                              1
1-Jan                   2,230.52        MTA                       4.5121570741                              1
1-Jan                     839.48        MTA                       2.9500000000                              1
1-Jan                   2,216.52        MTA                       3.2319911438                              1
1-Jan                  17,319.30        MTA                       3.4854949433                              1
1-Jan                     893.45        MTA                       3.4500000000                              1
1-Jan                   4,415.59        MTA                       3.3594797104                              1
1-Jan                     161.09        MTA                       4.2750000000                              1
1-Jan                   1,188.73        MTA                       3.4500000000                              1
1-Jan                   6,287.73        MTA                       3.3758623336                              1
1-Jan                     616.91        MTA                       3.5000000000                              1
1-Jan                   1,217.59        MTA                       4.4112144274                              1
1-Jan                   2,059.30        MTA                       4.4006550274                              1
1-Jan                     908.31        MTA                       3.4500000000                              1
1-Jan                  25,107.58        MTA                       3.4654244086                              1
1-Jan                   3,318.51        MTA                       3.6749139787                              1
1-Jan                   1,403.24        MTA                       3.9000000000                              1
1-Jan                   2,431.80        MTA                       4.3412949348                              1
1-Jan                   6,435.51        MTA                       3.9230648641                              1
1-Jan                   2,128.77        MTA                       3.2500000000                              1
1-Jan                  12,496.13        MTA                       4.4840403188                              1
1-Jan                   5,392.67        MTA                       4.9744151402                              1
1-Jan                  12,091.15        MTA                       4.6624220646                              1
1-Jan                     762.75        MTA                       3.6500000000                              1
1-Jan                      602.9        MTA                       3.7000000000                              1
1-Jan                     348.42        MTA                       3.3000000000                              1
1-Jan                   2,858.11        MTA                       4.2000000000                              1
1-Jan                     484.72        MTA                       3.8000000000                              1
1-Jan                   1,486.16        MTA                       3.5500000000                              1
1-Jan                      562.1        MTA                       2.4000000000                              1
1-Jan                     797.67        MTA                       2.6000000000                              1
1-Jan                   7,929.22        MTA                       2.9683136090                              1
1-Jan                     744.54        MTA                       2.9500000000                              1
1-Jan                   2,106.15        MTA                       4.1500000000                              1
1-Jan                   4,641.95        MTA                       3.6409629898                              1
1-Jan                     678.56        MTA                       3.7750000000                              1
1-Jan                   2,158.61        MTA                       4.1150000000                              1
1-Jan                   2,076.83        MTA                       4.1051831811                              1
1-Jan                     402.64        MTA                       3.8500000000                              1
1-Jan                   7,074.49        MTA                       3.3482034957                              1
1-Jan                     577.32        MTA                       3.5500000000                              1
1-Jan                   4,645.25        MTA                       3.5435713915                              1
1-Jan                     992.99        MTA                       4.1500000000                              1
1-Jan                   2,089.12        MTA                       3.9738907399                              1
1-Jan                   1,282.61        MTA                       3.7000000000                              1
1-Jan                      318.6        MTA                       2.7000000000                              1
1-Jan                   2,374.42        MTA                       3.2500000000                             52
1-Jan                     483.21        MTA                       3.2500000000                             52
1-Jan                   1,237.91        MTA                       3.3750000000                             53
1-Jan                   1,967.09        MTA                       3.3750000000                             54
1-Jan                   1,657.73        MTA                       4.1250000000                             56
1-Jan                   2,899.29        MTA                       3.2500000000                             57
1-Jan                   2,259.11        MTA                       3.2500000000                             57
1-Jan                   1,829.09        MTA                       3.7500000000                             57
1-Jan                   2,039.50        MTA                       3.2500000000                             57
1-Jan                   2,699.34        MTA                       3.2500000000                             57
1-Jan                      799.8        MTA                       3.2500000000                             57
1-Jan                   1,018.08        MTA                       3.2500000000                             57
1-Jan                   5,165.40        MTA                       3.2500000000                             57
1-Jan                   7,525.99        MTA                       3.5659077941                             57
1-Jan                   1,564.97        MTA                       3.3198870326                             57
1-Jan                   2,671.80        MTA                       3.5727451909                             57
1-Jan                   4,590.80        MTA                       3.3948992334                             57
1-Jan                   4,607.20        MTA                       3.2500000000                             57
1-Jan                   4,002.02        MTA                       3.3750000000                             57
1-Jan                     653.17        MTA                       3.2500000000                             57
1-Jan                   2,547.71        MTA                       3.2500000000                             57
1-Jan                   2,346.95        MTA                       3.3750000000                             53
1-Jan                   1,184.09        MTA                       4.1250000000                             53
1-Jan                     549.55        MTA                       4.3750000000                             57
1-Jan                   1,282.17        MTA                       4.3750000000                             57
1-Jan                     684.72        MTA                       4.0000000000                             57
1-Jan                   1,399.15        MTA                       4.3750000000                             57
1-Jan                   1,415.15        MTA                       4.0000000000                             57
1-Jan                     390.21        MTA                       4.3750000000                             57
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
3-Jan                        N/A        N/A                                N/A                            N/A
2                            N/A        N/A                                N/A                            N/A
2                            N/A        N/A                                N/A                            N/A
2                            N/A        N/A                                N/A                            N/A
2-Jan                        N/A        1YR_LIB                   2.2500000000                              4
2-Jan                        N/A        1YR_LIB                   2.2500000000                              5
2-Jan                        N/A        1YR_LIB                   2.2500000000                              9
2-Jan                        N/A        1YR_LIB                   2.2500000000                              9
2-Jan                        N/A        1YR_LIB                   2.2500000000                              9
2-Jan                        N/A        1YR_LIB                   2.2500000000                              9
2-Jan                        N/A        6M_LIB                    2.2500000000                             20
2-Jan                        N/A        6M_LIB                    2.2500000000                             21
2-Jan                        N/A        6M_LIB                    2.2500000000                             19
2-Jan                        N/A        1YR_LIB                   2.2500000000                             31
2-Jan                        N/A        1YR_LIB                   2.2500000000                             28
2-Jan                        N/A        1YR_LIB                   2.2500000000                             29
2-Jan                        N/A        1YR_LIB                   2.5000000000                             30
2-Jan                        N/A        1YR_LIB                   2.2500000000                             32
2-Jan                        N/A        1YR_LIB                   2.2500000000                             33
2-Jan                        N/A        1YR_LIB                   2.2500000000                             33
2-Jan                        N/A        1YR_LIB                   2.2659941713                             33
2-Jan                        N/A        1YR_LIB                   2.2746821076                             33
2-Jan                        N/A        6M_LIB                    5.0000000000                             29
2-Jan                        N/A        6M_LIB                    5.0000000000                             31
2-Jan                        N/A        6M_LIB                    3.9207222297                             31
2-Jan                        N/A        6M_LIB                    5.0000000000                             33
2-Jan                        N/A        6M_LIB                    5.0000000000                             33
2-Jan                        N/A        6M_LIB                    5.0000000000                             33
2-Jan                        N/A        6M_LIB                    2.2500000000                             33
2-Jan                        N/A        6M_LIB                    5.0000000000                             31
2-Jan                        N/A        6M_LIB                    5.0000000000                             31
2-Jan                        N/A        6M_LIB                    3.5000000000                             32
2-Jan                        N/A        6M_LIB                    4.2500000000                             32
2-Jan                        N/A        6M_LIB                    4.3924232235                             32
2-Jan                        N/A        6M_LIB                    2.2500000000                             33
2-Jan                        N/A        6M_LIB                    3.2436974790                             33
2-Jan                        N/A        1YR_LIB                   2.2500000000                             52
2-Jan                        N/A        1YR_LIB                   2.2500000000                             54
2-Jan                        N/A        1YR_LIB                   2.2500000000                             55
2-Jan                        N/A        1YR_LIB                   2.2500000000                             55
2-Jan                        N/A        1YR_LIB                   2.3643025593                             55
2-Jan                        N/A        1YR_LIB                   2.7500000000                             56
2-Jan                        N/A        1YR_LIB                   2.2500000000                             56
2-Jan                        N/A        1YR_LIB                   2.4032471977                             56
2-Jan                        N/A        1YR_LIB                   2.2500000000                             57
2-Jan                        N/A        1YR_LIB                   2.2500000000                             57
2-Jan                        N/A        1YR_LIB                   2.3228508722                             57
2-Jan                        N/A        1YR_LIB                   2.2920034785                             57
2-Jan                        N/A        1YR_LIB                   2.3241705993                             57
2-Jan                        N/A        1YR_LIB                   2.2500000000                             58
2-Jan                        N/A        6M_LIB                    5.0000000000                             48
2-Jan                        N/A        6M_LIB                    5.0000000000                             53
2-Jan                        N/A        6M_LIB                    5.0000000000                             53
2-Jan                        N/A        6M_LIB                    5.0000000000                             54
2-Jan                        N/A        6M_LIB                    5.0000000000                             54
2-Jan                        N/A        6M_LIB                    5.0000000000                             54
2-Jan                        N/A        6M_LIB                    5.0000000000                             54
2-Jan                        N/A        6M_LIB                    5.0000000000                             55
2-Jan                        N/A        6M_LIB                    5.0000000000                             55
2-Jan                        N/A        6M_LIB                    5.0000000000                             55
2-Jan                        N/A        6M_LIB                    5.0000000000                             55
2-Jan                        N/A        6M_LIB                    5.0000000000                             56
2-Jan                        N/A        6M_LIB                    5.0000000000                             56
2-Jan                        N/A        6M_LIB                    5.0000000000                             57
2-Jan                        N/A        6M_LIB                    5.0000000000                             57
2-Jan                        N/A        6M_LIB                    5.0000000000                             57
2-Jan                        N/A        6M_LIB                    5.0000000000                             57
2-Jan                        N/A        6M_LIB                    5.0000000000                             57
2-Jan                        N/A        6M_LIB                    5.0000000000                             57
2-Jan                        N/A        6M_LIB                    5.0000000000                             57
2-Jan                        N/A        6M_LIB                    5.0000000000                             57
2-Jan                        N/A        6M_LIB                    5.0000000000                             57
2-Jan                        N/A        6M_LIB                    5.0000000000                             58
2-Jan                        N/A        6M_LIB                    2.2500000000                             41
2-Jan                        N/A        6M_LIB                    2.2500000000                             51
2-Jan                        N/A        6M_LIB                    2.2500000000                             54
2-Jan                        N/A        6M_LIB                    2.2500000000                             55
2-Jan                        N/A        6M_LIB                    2.2500000000                             55
2-Jan                        N/A        6M_LIB                    2.2724778775                             56
2-Jan                        N/A        6M_LIB                    2.2500000000                             57
2-Jan                        N/A        6M_LIB                    2.2500000000                             57
2-Jan                        N/A        6M_LIB                    2.2500000000                             57
2-Jan                        N/A        6M_LIB                    4.0000000000                             57
2-Jan                        N/A        6M_LIB                    2.2500000000                             57
2-Jan                        N/A        6M_LIB                    2.2500000000                             57
2-Jan                        N/A        6M_LIB                    2.2500000000                             57
2-Jan                        N/A        6M_LIB                    4.2500000000                             55
2-Jan                        N/A        6M_LIB                    2.7500000000                             55
2-Jan                        N/A        6M_LIB                    2.7500000000                             55
2-Jan                        N/A        6M_LIB                    2.2500000000                             56
2-Jan                        N/A        6M_LIB                    2.4342984410                             56
2-Jan                        N/A        6M_LIB                    4.2500000000                             56
2-Jan                        N/A        6M_LIB                    2.5496903611                             56
2-Jan                        N/A        6M_LIB                    2.2500000000                             56
2-Jan                        N/A        6M_LIB                    3.1410107190                             56
2-Jan                        N/A        6M_LIB                    3.5734034344                             56
2-Jan                        N/A        6M_LIB                    2.4764489375                             56
2-Jan                        N/A        6M_LIB                    4.0000000000                             57
2-Jan                        N/A        6M_LIB                    4.0000000000                             57
2-Jan                        N/A        6M_LIB                    4.0000000000                             57
2-Jan                        N/A        6M_LIB                    4.0000000000                             57
2-Jan                        N/A        6M_LIB                    2.2500000000                             57
2-Jan                        N/A        6M_LIB                    2.2500000000                             57
2-Jan                        N/A        6M_LIB                    4.0000000000                             57
2-Jan                        N/A        6M_LIB                    2.2500000000                             57
2-Jan                        N/A        6M_LIB                    2.2500000000                             57
2-Jan                        N/A        6M_LIB                    4.0000000000                             57
2-Jan                        N/A        6M_LIB                    2.2500000000                             58
2-Jan                        N/A        6M_LIB                    3.5000000000                             67
2-Jan                        N/A        1YR_LIB                   2.2500000000                            113
2-Jan                        N/A        1YR_LIB                   2.2500000000                            117
2-Jan                        N/A        1YR_LIB                   2.4311886698                            117
2-Jan                        N/A        1YR_LIB                   2.2500000000                             79
2-Jan                        N/A        1YR_LIB                   2.2500000000                             80
2-Jan                        N/A        1YR_LIB                   2.2500000000                             81
2-Jan                        N/A        1YR_LIB                   2.2500000000                             81
2-Jan                        N/A        1YR_LIB                   2.3385428565                             81
2-Jan                        N/A        6M_LIB                    2.2500000000                            116
2-Jan                        N/A        6M_LIB                    2.2500000000                             80
2-Jan                        N/A        6M_LIB                    2.2500000000                             80
2-Jan                        N/A        6M_LIB                    2.2500000000                             80

Loan Group        Rate Reset Frequency(Mo.)        Mos to Next Pmt Reset
----------        -------------------------        ---------------------
1-Jan                                    1                             1
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             4
1-Jan                                    1                             3
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             8
1-Jan                                    1                             9
1-Jan                                    1                             7
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                            12
1-Jan                                    1                            10
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             4
1-Jan                                    1                             4
1-Jan                                    1                             3
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             3
1-Jan                                    1                            12
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             6
1-Jan                                    1                             2
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             3
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             8
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             8
1-Jan                                    1                             3
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             3
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             4
1-Jan                                    1                            12
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             3
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             8
1-Jan                                    1                             8
1-Jan                                    1                             7
1-Jan                                    1                             6
1-Jan                                    1                             6
1-Jan                                    1                             4
1-Jan                                    1                             3
1-Jan                                    1                            12
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                            10
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             9
1-Jan                                    1                             3
1-Jan                                    1                            52
1-Jan                                    1                            52
1-Jan                                    1                            53
1-Jan                                    1                            54
1-Jan                                    1                            56
1-Jan                                    1                            57
1-Jan                                    1                            57
1-Jan                                    1                            57
1-Jan                                    1                            57
1-Jan                                    1                            57
1-Jan                                    1                            57
1-Jan                                    1                            57
1-Jan                                    1                            57
1-Jan                                    1                            57
1-Jan                                    1                            57
1-Jan                                    1                            57
1-Jan                                    1                            57
1-Jan                                    1                            57
1-Jan                                    1                            57
1-Jan                                    1                            57
1-Jan                                    1                            57
1-Jan                                    1                            53
1-Jan                                    1                            53
1-Jan                                    1                            57
1-Jan                                    1                            57
1-Jan                                    1                            57
1-Jan                                    1                            57
1-Jan                                    1                            57
1-Jan                                    1                            57
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
3-Jan                                  N/A                           N/A
2                                      N/A                           N/A
2                                      N/A                           N/A
2                                      N/A                           N/A
2-Jan                                   12                             4
2-Jan                                   12                             5
2-Jan                                   12                             9
2-Jan                                   12                             9
2-Jan                                   12                             9
2-Jan                                   12                             9
2-Jan                                    6                            20
2-Jan                                    6                            21
2-Jan                                    6                            19
2-Jan                                   12                            31
2-Jan                                   12                            28
2-Jan                                   12                            29
2-Jan                                   12                            30
2-Jan                                   12                            32
2-Jan                                   12                            33
2-Jan                                   12                            33
2-Jan                                   12                            33
2-Jan                                   12                            33
2-Jan                                    6                            29
2-Jan                                    6                            31
2-Jan                                    6                            31
2-Jan                                    6                            33
2-Jan                                    6                            33
2-Jan                                    6                            33
2-Jan                                    6                            33
2-Jan                                    6                            31
2-Jan                                    6                            31
2-Jan                                    6                            32
2-Jan                                    6                            32
2-Jan                                    6                            32
2-Jan                                    6                            33
2-Jan                                    6                            33
2-Jan                                   12                            52
2-Jan                                   12                            54
2-Jan                                   12                            55
2-Jan                                   12                            55
2-Jan                                   12                            55
2-Jan                                   12                            56
2-Jan                                   12                            56
2-Jan                                   12                            56
2-Jan                                   12                            57
2-Jan                                   12                            57
2-Jan                                   12                            57
2-Jan                                   12                            57
2-Jan                                   12                            57
2-Jan                                   12                            58
2-Jan                                    6                            48
2-Jan                                    6                            53
2-Jan                                    6                            53
2-Jan                                    6                            54
2-Jan                                    6                            54
2-Jan                                    6                            54
2-Jan                                    6                            54
2-Jan                                    6                            55
2-Jan                                    6                            55
2-Jan                                    6                            55
2-Jan                                    6                            55
2-Jan                                    6                            56
2-Jan                                    6                            56
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            58
2-Jan                                    6                            41
2-Jan                                    6                            51
2-Jan                                    6                            54
2-Jan                                    6                            55
2-Jan                                    6                            55
2-Jan                                    6                            56
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            55
2-Jan                                    6                            55
2-Jan                                    6                            55
2-Jan                                    6                            56
2-Jan                                    6                            56
2-Jan                                    6                            56
2-Jan                                    6                            56
2-Jan                                    6                            56
2-Jan                                    6                            56
2-Jan                                    6                            56
2-Jan                                    6                            56
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            57
2-Jan                                    6                            58
2-Jan                                    6                            67
2-Jan                                   12                           113
2-Jan                                   12                           117
2-Jan                                   12                           117
2-Jan                                   12                            79
2-Jan                                   12                            80
2-Jan                                   12                            81
2-Jan                                   12                            81
2-Jan                                   12                            81
2-Jan                                    6                           116
2-Jan                                    6                            80
2-Jan                                    6                            80
2-Jan                                    6                            80

Loan Group        Loan No.        Pmt Reset Frequency (Mo.)         Life Cap (%)       Initial Periodic Cap (%)
----------        --------        -------------------------         ------------       ------------------------
1-Jan                    1                              12                10.35        UNCAPPED
1-Jan                    2                              12                10.35        UNCAPPED
1-Jan                    3                              12                 9.95        UNCAPPED
1-Jan                    4                              12                10.55        UNCAPPED
1-Jan                    5                              12                10.35        UNCAPPED
1-Jan                    6                              12                10.35        UNCAPPED
1-Jan                    7                              12                 9.95        UNCAPPED
1-Jan                    8                              12                10.55        UNCAPPED
1-Jan                    9                              12                10.35        UNCAPPED
1-Jan                   10                              12                10.55        UNCAPPED
1-Jan                   11                              12                10.55        UNCAPPED
1-Jan                   12                              12                10.35        UNCAPPED
1-Jan                   13                              12                10.55        UNCAPPED
1-Jan                   14                              12                10.55        UNCAPPED
1-Jan                   15                              12                10.55        UNCAPPED
1-Jan                   16                              12                10.55        UNCAPPED
1-Jan                   17                              12                 9.95        UNCAPPED
1-Jan                   18                              12                10.55        UNCAPPED
1-Jan                   19                              12                 9.95        UNCAPPED
1-Jan                   20                              12                10.35        UNCAPPED
1-Jan                   21                              12                10.55        UNCAPPED
1-Jan                   22                              12                10.55        UNCAPPED
1-Jan                   23                              12                10.55        UNCAPPED
1-Jan                   24                              12                 9.95        UNCAPPED
1-Jan                   25                              12                 9.95        UNCAPPED
1-Jan                   26                              12                 9.95        UNCAPPED
1-Jan                   27                              12                10.55        UNCAPPED
1-Jan                   28                              12                10.35        UNCAPPED
1-Jan                   29                              12                 9.95        UNCAPPED
1-Jan                   30                              12                10.55        UNCAPPED
1-Jan                   31                              12                10.35        UNCAPPED
1-Jan                   32                              12                10.55        UNCAPPED
1-Jan                   33                              12                 9.95        UNCAPPED
1-Jan                   34                              12                10.55        UNCAPPED
1-Jan                   35                              12                10.55        UNCAPPED
1-Jan                   36                              12                10.35        UNCAPPED
1-Jan                   37                              12                 9.95        UNCAPPED
1-Jan                   38                              12                10.35        UNCAPPED
1-Jan                   39                              12                10.55        UNCAPPED
1-Jan                   40                              12                10.55        UNCAPPED
1-Jan                   41                              12                 9.95        UNCAPPED
1-Jan                   42                              12                 9.95        UNCAPPED
1-Jan                   43                              12                10.55        UNCAPPED
1-Jan                   44                              12                10.55        UNCAPPED
1-Jan                   45                              12                10.35        UNCAPPED
1-Jan                   46                              12                10.55        UNCAPPED
1-Jan                   47                              12                10.55        UNCAPPED
1-Jan                   48                              12                 9.95        UNCAPPED
1-Jan                   49                              12                10.35        UNCAPPED
1-Jan                   50                              12                10.35        UNCAPPED
1-Jan                   51                              12                10.55        UNCAPPED
1-Jan                   52                              12                10.55        UNCAPPED
1-Jan                   53                              12                10.35        UNCAPPED
1-Jan                   54                              12                10.35        UNCAPPED
1-Jan                   55                              12                 9.95        UNCAPPED
1-Jan                   56                              12                 9.95        UNCAPPED
1-Jan                   57                              12                10.35        UNCAPPED
1-Jan                   58                              12          10.15781729        UNCAPPED
1-Jan                   59                              12                10.55        UNCAPPED
1-Jan                   60                              12                10.55        UNCAPPED
1-Jan                   61                              12                10.55        UNCAPPED
1-Jan                   62                              12                10.55        UNCAPPED
1-Jan                   63                              12                10.55        UNCAPPED
1-Jan                   64                              12                10.55        UNCAPPED
1-Jan                   65                              12                10.35        UNCAPPED
1-Jan                   66                              12                 9.95        UNCAPPED
1-Jan                   67                              12                 9.95        UNCAPPED
1-Jan                   68                              12                 9.95        UNCAPPED
1-Jan                   69                              12                10.35        UNCAPPED
1-Jan                   70                              12                 9.95        UNCAPPED
1-Jan                   71                              12                 9.95        UNCAPPED
1-Jan                   72                              12                 9.95        UNCAPPED
1-Jan                   73                              12                10.35        UNCAPPED
1-Jan                   74                              12                10.55        UNCAPPED
1-Jan                   75                              12                 9.95        UNCAPPED
1-Jan                   76                              12                 9.95        UNCAPPED
1-Jan                   77                              12                 9.95        UNCAPPED
1-Jan                   78                              12                10.35        UNCAPPED
1-Jan                   79                              12                 9.95        UNCAPPED
1-Jan                   80                              12                10.35        UNCAPPED
1-Jan                   81                              12                10.55        UNCAPPED
1-Jan                   82                              12                10.35        UNCAPPED
1-Jan                   83                              12                10.35        UNCAPPED
1-Jan                   84                              12                10.55        UNCAPPED
1-Jan                   85                              12                10.55        UNCAPPED
1-Jan                   86                              12                 9.95        UNCAPPED
1-Jan                   87                              12                 9.95        UNCAPPED
1-Jan                   88                              12                 9.95        UNCAPPED
1-Jan                   89                              12                10.35        UNCAPPED
1-Jan                   90                              12                10.55        UNCAPPED
1-Jan                   91                              12                10.35        UNCAPPED
1-Jan                   92                              12                10.35        UNCAPPED
1-Jan                   93                              12                10.55        UNCAPPED
1-Jan                   94                              12                10.55        UNCAPPED
1-Jan                   95                              12                10.55        UNCAPPED
1-Jan                   96                              12                 9.95        UNCAPPED
1-Jan                   97                              12                10.55        UNCAPPED
1-Jan                   98                              12                10.35        UNCAPPED
1-Jan                   99                              12                10.35        UNCAPPED
1-Jan                  100                              12                10.55        UNCAPPED
1-Jan                  101                              12                 9.95        UNCAPPED
1-Jan                  102                              12                 9.95        UNCAPPED
1-Jan                  103                              12                 9.95        UNCAPPED
1-Jan                  104                              12                 9.95        UNCAPPED
1-Jan                  105                              12                10.35        UNCAPPED
1-Jan                  106                              12                10.55        UNCAPPED
1-Jan                  107                              12                10.35        UNCAPPED
1-Jan                  108                              12                10.55        UNCAPPED
1-Jan                  109                              12                10.55        UNCAPPED
1-Jan                  110                              12                10.55        UNCAPPED
1-Jan                  111                              12                10.35        UNCAPPED
1-Jan                  112                              12                 9.95        UNCAPPED
1-Jan                  113                              12                10.35        UNCAPPED
1-Jan                  114                              12                10.35        UNCAPPED
1-Jan                  115                              12                10.35        UNCAPPED
1-Jan                  116                              12                10.55        UNCAPPED
1-Jan                  117                              12                10.35        UNCAPPED
1-Jan                  118                              12                 9.95        UNCAPPED
1-Jan                  119                              12                12.95        UNCAPPED
1-Jan                  120                              12                12.95        UNCAPPED
1-Jan                  121                              12                12.95        UNCAPPED
1-Jan                  122                              12                12.95        UNCAPPED
1-Jan                  123                              12                12.95        UNCAPPED
1-Jan                  124                              12                12.95        UNCAPPED
1-Jan                  125                              12                12.95        UNCAPPED
1-Jan                  126                              12                12.95        UNCAPPED
1-Jan                  127                              12                12.95        UNCAPPED
1-Jan                  128                              12                12.95        UNCAPPED
1-Jan                  129                              12                12.95        UNCAPPED
1-Jan                  130                              12                12.95        UNCAPPED
1-Jan                  131                              12                12.95        UNCAPPED
1-Jan                  132                              12                12.95        UNCAPPED
1-Jan                  133                              12                12.95        UNCAPPED
1-Jan                  134                              12                12.95        UNCAPPED
1-Jan                  135                              12                12.95        UNCAPPED
1-Jan                  136                              12                12.95        UNCAPPED
1-Jan                  137                              12                12.95        UNCAPPED
1-Jan                  138                              12                12.95        UNCAPPED
1-Jan                  139                              12                12.95        UNCAPPED
1-Jan                  140                              12                12.95        UNCAPPED
1-Jan                  141                              12                12.95        UNCAPPED
1-Jan                  142                              12                12.95        UNCAPPED
1-Jan                  143                              12                12.95        UNCAPPED
1-Jan                  144                              12                12.95        UNCAPPED
1-Jan                  145                              12                12.95        UNCAPPED
1-Jan                  146                              12                12.95        UNCAPPED
1-Jan                  147                              12                12.95        UNCAPPED
3-Jan                  148                             N/A                  N/A        N/A
3-Jan                  149                             N/A                  N/A        N/A
3-Jan                  150                             N/A                  N/A        N/A
3-Jan                  151                             N/A                  N/A        N/A
3-Jan                  152                             N/A                  N/A        N/A
3-Jan                  153                             N/A                  N/A        N/A
3-Jan                  154                             N/A                  N/A        N/A
3-Jan                  155                             N/A                  N/A        N/A
3-Jan                  156                             N/A                  N/A        N/A
3-Jan                  157                             N/A                  N/A        N/A
3-Jan                  158                             N/A                  N/A        N/A
3-Jan                  159                             N/A                  N/A        N/A
3-Jan                  160                             N/A                  N/A        N/A
3-Jan                  161                             N/A                  N/A        N/A
3-Jan                  162                             N/A                  N/A        N/A
3-Jan                  163                             N/A                  N/A        N/A
3-Jan                  164                             N/A                  N/A        N/A
3-Jan                  165                             N/A                  N/A        N/A
3-Jan                  166                             N/A                  N/A        N/A
3-Jan                  167                             N/A                  N/A        N/A
3-Jan                  168                             N/A                  N/A        N/A
3-Jan                  169                             N/A                  N/A        N/A
3-Jan                  170                             N/A                  N/A        N/A
3-Jan                  171                             N/A                  N/A        N/A
3-Jan                  172                             N/A                  N/A        N/A
3-Jan                  173                             N/A                  N/A        N/A
3-Jan                  174                             N/A                  N/A        N/A
3-Jan                  175                             N/A                  N/A        N/A
3-Jan                  176                             N/A                  N/A        N/A
3-Jan                  177                             N/A                  N/A        N/A
3-Jan                  178                             N/A                  N/A        N/A
3-Jan                  179                             N/A                  N/A        N/A
3-Jan                  180                             N/A                  N/A        N/A
3-Jan                  181                             N/A                  N/A        N/A
3-Jan                  182                             N/A                  N/A        N/A
3-Jan                  183                             N/A                  N/A        N/A
3-Jan                  184                             N/A                  N/A        N/A
3-Jan                  185                             N/A                  N/A        N/A
3-Jan                  186                             N/A                  N/A        N/A
3-Jan                  187                             N/A                  N/A        N/A
3-Jan                  188                             N/A                  N/A        N/A
3-Jan                  189                             N/A                  N/A        N/A
2                      190                             N/A                  N/A        N/A
2                      191                             N/A                  N/A        N/A
2                      192                             N/A                  N/A        N/A
2-Jan                  193                              12               11.875        2
2-Jan                  194                              12               12.125        2
2-Jan                  195                              12          12.20581867        2
2-Jan                  196                              12               13.375        2
2-Jan                  197                              12          12.78177932        2
2-Jan                  198                              12                11.75        2
2-Jan                  199                               6                   13        3
2-Jan                  200                               6          11.46187244        3
2-Jan                  201                               6                   13        3
2-Jan                  202                              12               11.875        2
2-Jan                  203                              12               13.125        2
2-Jan                  204                              12               12.875        2
2-Jan                  205                              12                 9.75        2
2-Jan                  206                              12               11.875        2
2-Jan                  207                              12                11.75        2
2-Jan                  208                              12               12.125        2
2-Jan                  209                              12          12.16102045        2
2-Jan                  210                              12          12.02594428        2
2-Jan                  211                               6          11.40437282        3
2-Jan                  212                               6               12.875        3
2-Jan                  213                               6          12.80966403        3
2-Jan                  214                               6                13.25        3
2-Jan                  215                               6                13.25        3
2-Jan                  216                               6                 12.5        3
2-Jan                  217                               6          12.79013857        4.051111845
2-Jan                  218                               6                   14        2
2-Jan                  219                               6                 12.5        2
2-Jan                  220                               6                12.25        3
2-Jan                  221                               6               13.375        3
2-Jan                  222                               6          12.79886236        2
2-Jan                  223                               6                 12.5        2
2-Jan                  224                               6          12.65966387        2
2-Jan                  225                              12               11.375        5
2-Jan                  226                              12               11.625        5
2-Jan                  227                              12                   11        5
2-Jan                  228                              12                 11.5        5
2-Jan                  229                              12           11.4115291        5
2-Jan                  230                              12                   11        5
2-Jan                  231                              12          11.01927513        5
2-Jan                  232                              12          11.70452212        5
2-Jan                  233                              12               10.875        5
2-Jan                  234                              12               10.875        5
2-Jan                  235                              12          10.97357007        5
2-Jan                  236                              12          11.40583345        5
2-Jan                  237                              12          11.28707932        5
2-Jan                  238                              12               11.875        5
2-Jan                  239                               6                   13        6.625
2-Jan                  240                               6                 13.5        5
2-Jan                  241                               6               12.875        5
2-Jan                  242                               6               13.375        5
2-Jan                  243                               6                12.25        5
2-Jan                  244                               6                 12.5        5
2-Jan                  245                               6                 12.5        5
2-Jan                  246                               6               11.875        5
2-Jan                  247                               6          11.82439647        5
2-Jan                  248                               6                12.25        5
2-Jan                  249                               6                11.75        5
2-Jan                  250                               6               13.375        5
2-Jan                  251                               6                 12.5        5
2-Jan                  252                               6               11.875        5
2-Jan                  253                               6               13.125        5
2-Jan                  254                               6          12.85022119        5
2-Jan                  255                               6          12.45509539        5
2-Jan                  256                               6          12.70169856        5
2-Jan                  257                               6               13.125        5
2-Jan                  258                               6          13.10619967        5
2-Jan                  259                               6          13.16652566        5
2-Jan                  260                               6           12.3489028        5
2-Jan                  261                               6                12.25        5
2-Jan                  262                               6               12.125        5
2-Jan                  263                               6                13.25        5
2-Jan                  264                               6               11.375        5
2-Jan                  265                               6          12.06770833        5
2-Jan                  266                               6           12.3160446        5
2-Jan                  267                               6          12.38805165        5
2-Jan                  268                               6          12.73652635        5
2-Jan                  269                               6          11.91839267        5
2-Jan                  270                               6          12.31333017        5
2-Jan                  271                               6                 12.5        6
2-Jan                  272                               6               12.875        5
2-Jan                  273                               6          12.16078156        5
2-Jan                  274                               6          11.96453948        5
2-Jan                  275                               6                 14.5        6
2-Jan                  276                               6               14.125        5
2-Jan                  277                               6               14.625        5
2-Jan                  278                               6                10.75        5
2-Jan                  279                               6          13.36121938        5
2-Jan                  280                               6               13.875        6
2-Jan                  281                               6          12.30619135        5
2-Jan                  282                               6          11.86451581        5
2-Jan                  283                               6          14.10935627        5.381049893
2-Jan                  284                               6          14.24069072        5.661701717
2-Jan                  285                               6          13.32065319        5.452897875
2-Jan                  286                               6               13.125        6
2-Jan                  287                               6               13.375        6
2-Jan                  288                               6          12.88606579        6
2-Jan                  289                               6          13.60690337        6
2-Jan                  290                               6                11.75        5
2-Jan                  291                               6          11.65073333        5
2-Jan                  292                               6                13.75        6
2-Jan                  293                               6          12.02070064        5
2-Jan                  294                               6          12.08679174        5
2-Jan                  295                               6               12.875        6
2-Jan                  296                               6                   11        5
2-Jan                  297                               6                   13        6
2-Jan                  298                              12                   12        5
2-Jan                  299                              12           11.3989559        5
2-Jan                  300                              12          11.70471087        5
2-Jan                  301                              12                11.75        5
2-Jan                  302                              12                10.25        5
2-Jan                  303                              12                 11.5        5
2-Jan                  304                              12          11.25257245        5
2-Jan                  305                              12          11.32348725        5
2-Jan                  306                               6               12.625        5
2-Jan                  307                               6                   11        5
2-Jan                  308                               6               12.875        5
2-Jan                  309                               6               10.875        5

Loan Group      Periodic Cap (%)           Life Floor (%)          Max Negam (%)         Payment Cap (%)
----------      ----------------           --------------          -------------         ---------------
1-Jan           UNCAPPED                             3.8                    N/A                      -1
1-Jan           UNCAPPED                            2.87                    110                     7.5
1-Jan           UNCAPPED                            2.55                    110                     7.5
1-Jan           UNCAPPED                           3.995                    110                     7.5
1-Jan           UNCAPPED                            3.52                    110                     7.5
1-Jan           UNCAPPED                             2.8                    110                     7.5
1-Jan           UNCAPPED                            3.05                    110                     7.5
1-Jan           UNCAPPED                            4.45                    110                     7.5
1-Jan           UNCAPPED                             2.9                    110                     7.5
1-Jan           UNCAPPED                            4.55                    110                     7.5
1-Jan           UNCAPPED                            4.55                    110                     7.5
1-Jan           UNCAPPED                            3.85                    110                     7.5
1-Jan           UNCAPPED                            4.09                    110                     7.5
1-Jan           UNCAPPED                            3.65                    110                     7.5
1-Jan           UNCAPPED                            4.69                    110                     7.5
1-Jan           UNCAPPED                           3.325                    110                     7.5
1-Jan           UNCAPPED                            3.45                    110                     7.5
1-Jan           UNCAPPED                           4.675                    110                     7.5
1-Jan           UNCAPPED                             3.8                    110                     7.5
1-Jan           UNCAPPED                     3.804973126                    110                     7.5
1-Jan           UNCAPPED                           4.665                    110                     7.5
1-Jan           UNCAPPED                      4.31740544                    110                     7.5
1-Jan           UNCAPPED                            4.22                    110                     7.5
1-Jan           UNCAPPED                            3.45                    110                     7.5
1-Jan           UNCAPPED                            3.45                    110                     7.5
1-Jan           UNCAPPED                     3.604101685                    110                     7.5
1-Jan           UNCAPPED                     4.622503052                    110                     7.5
1-Jan           UNCAPPED                             3.8                    110                     7.5
1-Jan           UNCAPPED                     3.929108311                    110                     7.5
1-Jan           UNCAPPED                             4.4                    110                     7.5
1-Jan           UNCAPPED                             3.1                    110                     7.5
1-Jan           UNCAPPED                           3.625                    110                     7.5
1-Jan           UNCAPPED                             4.4                    110                     7.5
1-Jan           UNCAPPED                     4.423668253                    110                     7.5
1-Jan           UNCAPPED                            4.69                    110                     7.5
1-Jan           UNCAPPED                            2.77                    110                     7.5
1-Jan           UNCAPPED                     2.992241512                    110                     7.5
1-Jan           UNCAPPED                     3.261087237                    110                     7.5
1-Jan           UNCAPPED                           3.725                    110                     7.5
1-Jan           UNCAPPED                            3.54                    110                     7.5
1-Jan           UNCAPPED                           2.745                    110                     7.5
1-Jan           UNCAPPED                             2.6                    110                     7.5
1-Jan           UNCAPPED                            3.77                    110                     7.5
1-Jan           UNCAPPED                           4.425                    110                     7.5
1-Jan           UNCAPPED                            3.95                    110                     7.5
1-Jan           UNCAPPED                           3.975                    110                     7.5
1-Jan           UNCAPPED                            3.57                    110                     7.5
1-Jan           UNCAPPED                      3.17167618                    125                     7.5
1-Jan           UNCAPPED                             2.7                    125                     7.5
1-Jan           UNCAPPED                     3.308403447                    125                     7.5
1-Jan           UNCAPPED                           4.565                    125                     7.5
1-Jan           UNCAPPED                           2.975                    125                     7.5
1-Jan           UNCAPPED                            3.25                    125                     7.5
1-Jan           UNCAPPED                            3.25                    125                     7.5
1-Jan           UNCAPPED                     3.566789898                    125                     7.5
1-Jan           UNCAPPED                     3.722395545                    125                     7.5
1-Jan           UNCAPPED                     3.322600682                    125                     7.5
1-Jan           UNCAPPED                     3.513409461                    125                     7.5
1-Jan           UNCAPPED                     4.473826759                    125                     7.5
1-Jan           UNCAPPED                             3.5                    125                     7.5
1-Jan           UNCAPPED                     4.319962824                    125                     7.5
1-Jan           UNCAPPED                     4.183581898                    125                     7.5
1-Jan           UNCAPPED                     4.179375157                    125                     7.5
1-Jan           UNCAPPED                           4.615                    125                     7.5
1-Jan           UNCAPPED                           4.725                    125                     7.5
1-Jan           UNCAPPED                               3                    125                     7.5
1-Jan           UNCAPPED                            2.47                    125                     7.5
1-Jan           UNCAPPED                     2.889218038                    125                     7.5
1-Jan           UNCAPPED                            3.35                    125                     7.5
1-Jan           UNCAPPED                           4.525                    125                     7.5
1-Jan           UNCAPPED                            2.65                    125                     7.5
1-Jan           UNCAPPED                      2.99822338                    125                     7.5
1-Jan           UNCAPPED                      3.40924408                    125                     7.5
1-Jan           UNCAPPED                     4.512157074                    125                     7.5
1-Jan           UNCAPPED                            2.95                    125                     7.5
1-Jan           UNCAPPED                     3.231991144                    125                     7.5
1-Jan           UNCAPPED                     3.485494943                    125                     7.5
1-Jan           UNCAPPED                            3.45                    125                     7.5
1-Jan           UNCAPPED                      3.35947971                    125                     7.5
1-Jan           UNCAPPED                           4.275                    125                     7.5
1-Jan           UNCAPPED                            3.45                    125                     7.5
1-Jan           UNCAPPED                     3.375862334                    125                     7.5
1-Jan           UNCAPPED                             3.5                    125                     7.5
1-Jan           UNCAPPED                     4.411214427                    125                     7.5
1-Jan           UNCAPPED                     4.400655027                    125                     7.5
1-Jan           UNCAPPED                            3.45                    125                     7.5
1-Jan           UNCAPPED                     3.465424409                    125                     7.5
1-Jan           UNCAPPED                     3.674913979                    125                     7.5
1-Jan           UNCAPPED                             3.9                    125                     7.5
1-Jan           UNCAPPED                     4.341294935                    125                     7.5
1-Jan           UNCAPPED                     3.923064864                    125                     7.5
1-Jan           UNCAPPED                            3.25                    125                     7.5
1-Jan           UNCAPPED                     4.484040319                    125                     7.5
1-Jan           UNCAPPED                      4.97441514                    125                     7.5
1-Jan           UNCAPPED                     4.662422065                    125                     7.5
1-Jan           UNCAPPED                            3.65                    125                     7.5
1-Jan           UNCAPPED                             3.7                    125                     7.5
1-Jan           UNCAPPED                             3.3                    125                     7.5
1-Jan           UNCAPPED                             4.2                    125                     7.5
1-Jan           UNCAPPED                             3.8                    125                     7.5
1-Jan           UNCAPPED                            3.55                    125                     7.5
1-Jan           UNCAPPED                             2.4                    125                     7.5
1-Jan           UNCAPPED                             2.6                    125                     7.5
1-Jan           UNCAPPED                     2.968313609                    125                     7.5
1-Jan           UNCAPPED                            2.95                    125                     7.5
1-Jan           UNCAPPED                            4.15                    125                     7.5
1-Jan           UNCAPPED                      3.64096299                    125                     7.5
1-Jan           UNCAPPED                           3.775                    125                     7.5
1-Jan           UNCAPPED                           4.115                    125                     7.5
1-Jan           UNCAPPED                     4.105183181                    125                     7.5
1-Jan           UNCAPPED                            3.85                    125                     7.5
1-Jan           UNCAPPED                     3.348203496                    125                     7.5
1-Jan           UNCAPPED                            3.55                    125                     7.5
1-Jan           UNCAPPED                     3.543571392                    125                     7.5
1-Jan           UNCAPPED                            4.15                    125                     7.5
1-Jan           UNCAPPED                      3.97389074                    125                     7.5
1-Jan           UNCAPPED                             3.7                    125                     7.5
1-Jan           UNCAPPED                             2.7                    125                     7.5
1-Jan           UNCAPPED                            3.25                    120                      -1
1-Jan           UNCAPPED                            3.25                    120                      -1
1-Jan           UNCAPPED                           3.375                    120                      -1
1-Jan           UNCAPPED                           3.375                    120                      -1
1-Jan           UNCAPPED                           4.125                    120                      -1
1-Jan           UNCAPPED                            3.25                    120                      -1
1-Jan           UNCAPPED                            3.25                    120                      -1
1-Jan           UNCAPPED                            3.75                    120                      -1
1-Jan           UNCAPPED                            3.25                    120                      -1
1-Jan           UNCAPPED                            3.25                    120                      -1
1-Jan           UNCAPPED                            3.25                    120                      -1
1-Jan           UNCAPPED                            3.25                    120                      -1
1-Jan           UNCAPPED                            3.25                    120                      -1
1-Jan           UNCAPPED                     3.565907794                    120                      -1
1-Jan           UNCAPPED                     3.319887033                    120                      -1
1-Jan           UNCAPPED                     3.572745191                    120                      -1
1-Jan           UNCAPPED                     3.394899233                    120                      -1
1-Jan           UNCAPPED                            3.25                    120                      -1
1-Jan           UNCAPPED                           3.375                    120                      -1
1-Jan           UNCAPPED                            3.25                    120                      -1
1-Jan           UNCAPPED                            3.25                    120                      -1
1-Jan           UNCAPPED                           3.375                    110                      -1
1-Jan           UNCAPPED                           4.125                    110                      -1
1-Jan           UNCAPPED                           4.375                    115                      -1
1-Jan           UNCAPPED                           4.375                    115                      -1
1-Jan           UNCAPPED                               4                    115                      -1
1-Jan           UNCAPPED                           4.375                    115                      -1
1-Jan           UNCAPPED                               4                    115                      -1
1-Jan           UNCAPPED                           4.375                    115                      -1
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
3-Jan           N/A                                  N/A                    N/A                     N/A
2               N/A                                  N/A                    N/A                     N/A
2               N/A                                  N/A                    N/A                     N/A
2               N/A                                  N/A                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                                    2.5                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                            2.265994171                    N/A                     N/A
2-Jan           2                            2.274682108                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                             3.92072223                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           2                                      5                    N/A                     N/A
2-Jan           2                                      5                    N/A                     N/A
2-Jan           1                                    3.5                    N/A                     N/A
2-Jan           1                                   4.25                    N/A                     N/A
2-Jan           1.77906299                   4.392423224                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           1.361344538                  3.243697479                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                            2.364302559                    N/A                     N/A
2-Jan           2                                   2.75                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                            2.403247198                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                            2.322850872                    N/A                     N/A
2-Jan           2                            2.292003479                    N/A                     N/A
2-Jan           2                            2.324170599                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                      5                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                            2.272477878                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           2                                      4                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                                   4.25                    N/A                     N/A
2-Jan           1                                   2.75                    N/A                     N/A
2-Jan           1                                   2.75                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                            2.434298441                    N/A                     N/A
2-Jan           1                                   4.25                    N/A                     N/A
2-Jan           1                            2.549690361                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                            3.141010719                    N/A                     N/A
2-Jan           1                            3.573403434                    N/A                     N/A
2-Jan           1.452897875                  2.476448938                    N/A                     N/A
2-Jan           2                                      4                    N/A                     N/A
2-Jan           2                                      4                    N/A                     N/A
2-Jan           2                                      4                    N/A                     N/A
2-Jan           2                                      4                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           2                                      4                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           2                                      4                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                                    3.5                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                             2.43118867                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                                   2.25                    N/A                     N/A
2-Jan           2                            2.338542857                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A
2-Jan           1                                   2.25                    N/A                     N/A

Loan Group         Recast (mos)          Remaining IO period (mos)    Servicing Fee Increase at First Reset (%)
----------         ------------          -------------------------    -----------------------------------------
1-Jan                      N/A                                117                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                N/A                                          N/A
1-Jan                       60                                112                                          N/A
1-Jan                       60                                112                                          N/A
1-Jan                       60                                113                                          N/A
1-Jan                       60                                114                                          N/A
1-Jan                       60                                116                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                113                                          N/A
1-Jan                       60                                113                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
1-Jan                       60                                117                                          N/A
3-Jan                      N/A                                N/A                                          N/A
3-Jan                      N/A                                N/A                                          N/A
3-Jan                      N/A                                N/A                                          N/A
3-Jan                      N/A                                N/A                                          N/A
3-Jan                      N/A                                N/A                                          N/A
3-Jan                      N/A                                N/A                                          N/A
3-Jan                      N/A                                N/A                                          N/A
3-Jan                      N/A                                N/A                                          N/A
3-Jan                      N/A                                N/A                                          N/A
3-Jan                      N/A                                110                                          N/A
3-Jan                      N/A                                112                                            1
3-Jan                      N/A                                113                                          N/A
3-Jan                      N/A                                113                                            1
3-Jan                      N/A                                113                                          N/A
3-Jan                      N/A                                114                                          N/A
3-Jan                      N/A                                114                                            1
3-Jan                      N/A                                114                                          N/A
3-Jan                      N/A                                115                                          N/A
3-Jan                      N/A                                115                                            1
3-Jan                      N/A                                116                                          N/A
3-Jan                      N/A                                116                                            1
3-Jan                      N/A                                116                                          N/A
3-Jan                      N/A                                117                                          N/A
3-Jan                      N/A                                117                                            1
3-Jan                      N/A                                117                                          N/A
3-Jan                      N/A                                117                                          N/A
3-Jan                      N/A                                117                                          N/A
3-Jan                      N/A                                117                                          N/A
3-Jan                      N/A                                118                                          N/A
3-Jan                      N/A                                118                                            1
3-Jan                      N/A                                119                                          N/A
3-Jan                      N/A                                119                                            1
3-Jan                      N/A                                119                                          N/A
3-Jan                      N/A                                119                                          N/A
3-Jan                      N/A                                120                                          N/A
3-Jan                      N/A                                120                                            1
3-Jan                      N/A                                120                                          N/A
3-Jan                      N/A                                120                                          N/A
3-Jan                      N/A                                120                                          N/A
3-Jan                      N/A                                 40                                          N/A
3-Jan                      N/A                                 57                                          N/A
3-Jan                      N/A                                 57                                          N/A
2                          N/A                                N/A                                          N/A
2                          N/A                                N/A                                          N/A
2                          N/A                                N/A                                          N/A
2-Jan                      N/A                                 52                                          N/A
2-Jan                      N/A                                 53                                          N/A
2-Jan                      N/A                                N/A                                        0.125
2-Jan                      N/A                                117                                          N/A
2-Jan                      N/A                                117                                        0.125
2-Jan                      N/A                                 57                                          N/A
2-Jan                      N/A                                116                                        0.125
2-Jan                      N/A                                117                                        0.125
2-Jan                      N/A                                115                                        0.125
2-Jan                      N/A                                 55                                        0.125
2-Jan                      N/A                                 28                                        0.125
2-Jan                      N/A                                113                                          N/A
2-Jan                      N/A                                N/A                                        0.125
2-Jan                      N/A                                116                                        0.125
2-Jan                      N/A                                N/A                                          N/A
2-Jan                      N/A                                N/A                                        0.125
2-Jan                      N/A                                117                                          N/A
2-Jan                      N/A                                117                                        0.125
2-Jan                      N/A                                 53                                        0.125
2-Jan                      N/A                                115                                          N/A
2-Jan                      N/A                                115                                        0.125
2-Jan                      N/A                                117                                          N/A
2-Jan                      N/A                                117                                          N/A
2-Jan                      N/A                                117                                          N/A
2-Jan                      N/A                                117                                        0.125
2-Jan                      N/A                                115                                          N/A
2-Jan                      N/A                                115                                        0.125
2-Jan                      N/A                                116                                          N/A
2-Jan                      N/A                                N/A                                        0.125
2-Jan                      N/A                                116                                        0.125
2-Jan                      N/A                                117                                          N/A
2-Jan                      N/A                                117                                        0.125
2-Jan                      N/A                                112                                          N/A
2-Jan                      N/A                                114                                          N/A
2-Jan                      N/A                                N/A                                          N/A
2-Jan                      N/A                                115                                          N/A
2-Jan                      N/A                                115                                        0.125
2-Jan                      N/A                                N/A                                          N/A
2-Jan                      N/A                                116                                          N/A
2-Jan                      N/A                                116                                        0.125
2-Jan                      N/A                                117                                        0.125
2-Jan                      N/A                                N/A                                          N/A
2-Jan                      N/A                                N/A                                        0.125
2-Jan                      N/A                                117                                          N/A
2-Jan                      N/A                                117                                        0.125
2-Jan                      N/A                                N/A                                        0.125
2-Jan                      N/A                                N/A                                        0.125
2-Jan                      N/A                                113                                          N/A
2-Jan                      N/A                                 53                                        0.125
2-Jan                      N/A                                114                                          N/A
2-Jan                      N/A                                114                                        0.125
2-Jan                      N/A                                114                                          N/A
2-Jan                      N/A                                 54                                        0.125
2-Jan                      N/A                                115                                        0.125
2-Jan                      N/A                                115                                        0.125
2-Jan                      N/A                                 55                                          N/A
2-Jan                      N/A                                 55                                        0.125
2-Jan                      N/A                                N/A                                          N/A
2-Jan                      N/A                                116                                        0.125
2-Jan                      N/A                                117                                        0.125
2-Jan                      N/A                                N/A                                        0.125
2-Jan                      N/A                                117                                          N/A
2-Jan                      N/A                                117                                        0.125
2-Jan                      N/A                                117                                        0.125
2-Jan                      N/A                                N/A                                          N/A
2-Jan                      N/A                                N/A                                        0.125
2-Jan                      N/A                                117                                          N/A
2-Jan                      N/A                                117                                        0.125
2-Jan                      N/A                                118                                        0.125
2-Jan                      N/A                                 41                                        0.125
2-Jan                      N/A                                111                                          N/A
2-Jan                      N/A                                114                                          N/A
2-Jan                      N/A                                115                                          N/A
2-Jan                      N/A                                115                                        0.125
2-Jan                      N/A                                116                                        0.125
2-Jan                      N/A                                N/A                                        0.125
2-Jan                      N/A                                117                                        0.125
2-Jan                      N/A                                117                                        0.125
2-Jan                      N/A                                 57                                        0.125
2-Jan                      N/A                                N/A                                        0.125
2-Jan                      N/A                                117                                          N/A
2-Jan                      N/A                                117                                        0.125
2-Jan                      N/A                                115                                        0.125
2-Jan                      N/A                                N/A                                        0.125
2-Jan                      N/A                                115                                        0.125
2-Jan                      N/A                                116                                          N/A
2-Jan                      N/A                                116                                        0.125
2-Jan                      N/A                                N/A                                        0.125
2-Jan                      N/A                                116                                          N/A
2-Jan                      N/A                                116                                        0.125
2-Jan                      N/A                                116                                        0.125
2-Jan                      N/A                                N/A                                        0.125
2-Jan                      N/A                                116                                          N/A
2-Jan                      N/A                                N/A                                        0.125
2-Jan                      N/A                                117                                          N/A
2-Jan                      N/A                                 57                                          N/A
2-Jan                      N/A                                 57                                        0.125
2-Jan                      N/A                                117                                          N/A
2-Jan                      N/A                                117                                        0.125
2-Jan                      N/A                                 57                                          N/A
2-Jan                      N/A                                117                                          N/A
2-Jan                      N/A                                117                                        0.125
2-Jan                      N/A                                 57                                        0.125
2-Jan                      N/A                                118                                        0.125
2-Jan                      N/A                                115                                          N/A
2-Jan                      N/A                                113                                          N/A
2-Jan                      N/A                                117                                          N/A
2-Jan                      N/A                                117                                        0.125
2-Jan                      N/A                                N/A                                        0.125
2-Jan                      N/A                                116                                          N/A
2-Jan                      N/A                                N/A                                          N/A
2-Jan                      N/A                                117                                          N/A
2-Jan                      N/A                                117                                        0.125
2-Jan                      N/A                                N/A                                          N/A
2-Jan                      N/A                                116                                        0.125
2-Jan                      N/A                                N/A                                        0.125
2-Jan                      N/A                                116                                          N/A

There will be discrepancies between the characteristics of the actual mortgage loans pledged and assigned to the Indenture Trustee and the characteristics assumed in preparing the tables below. Any discrepancy may have an effect upon the percentages of the initial Note Principal Balances outstanding (and the weighted average lives) of the classes of Notes set forth in the tables below. In addition, to the extent that the actual mortgage loans included in the mortgage pool have characteristics that differ from those assumed in preparing the tables below, the Notes may mature earlier or later than indicated by the tables below. Based on the foregoing Structuring Assumptions, the tables below indicate the weighted average life of each class of Notes and set forth the percentage of the initial Note Principal Balance of each such class that would be outstanding after each of the Payment Dates shown, at specified percentages of PPC and CPR. Neither the prepayment model used in this free writing prospectus nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans included in the trust. Variations in the prepayment experience and the balance of the mortgage loans that prepay may increase or decrease the percentages of the initial principal balances (and weighted average lives) shown in the following tables. Variations may occur even if the average prepayment experience of all of the mortgage loans equals any of the specified percentages of CPR or Prepayment Assumption. The timing of changes in the rate of prepayment may significantly affect the actual yield to maturity to investors, even if the average rate of Principal Prepayments is consistent with the expectations of investors.

Percent of Initial Note Principal Balance Outstanding at the
Following PPC Percentages

	Class I-1A
PPC:	50%	75%	100%	125%	150%
Payment Date
Initial Percentage	100%	100%	100%	100%	100%
April 2008
April 2009
April 2010
April 2011
April 2012
April 2013
April 2014
April 2015
April 2016
April 2017
April 2018
April 2019
April 2020
April 2021
April 2022
April 2023
April 2024
April 2025
April 2026
April 2027
April 2028
April 2029
April 2030
April 2031
April 2032
April 2033
April 2034
April 2035
April 2036
April 2037
April 2038
April 2039
April 2040
April 2041
April 2042
April 2043
April 2044
April 2045
April 2046
April 2047
Weighted Average Life in years (to Maturity)**
Weighted Average Life in years (to optional termination date)**

(*)	Indicates a number that is greater than zero but less than 0.5%.
(**)
The weighted average life of a Note is determined by (i) multiplying the net reduction, if any, of the Note Principal Balance by the number of years from the date of issuance of the Note to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Note Principal Balance described in (i) above.

Percent of Initial Note Principal Balance Outstanding at the
Following PPC Percentages

	Class I-2A
PPC:	50%	75%	100%	125%	150%
Payment Date
Initial Percentage	100%	100%	100%	100%	100%
April 2008
April 2009
April 2010
April 2011
April 2012
April 2013
April 2014
April 2015
April 2016
April 2017
April 2018
April 2019
April 2020
April 2021
April 2022
April 2023
April 2024
April 2025
April 2026
April 2027
April 2028
April 2029
April 2030
April 2031
April 2032
April 2033
April 2034
April 2035
April 2036
April 2037
April 2038
April 2039
April 2040
April 2041
April 2042
April 2043
April 2044
April 2045
April 2046
April 2047
Weighted Average Life in years (to Maturity)**
Weighted Average Life in years (to optional termination date)**

(*)	Indicates a number that is greater than zero but less than 0.5%.
(**)
The weighted average life of a Note is determined by (i) multiplying the net reduction, if any, of the Note Principal Balance by the number of years from the date of issuance of the Note to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Note Principal Balance described in (i) above.

Percent of Initial Note Principal Balance Outstanding at the
Following PPC Percentages

	Class I-3A
PPC:	50%	75%	100%	125%	150%
Payment Date
Initial Percentage	100%	100%	100%	100%	100%
April 2008
April 2009
April 2010
April 2011
April 2012
April 2013
April 2014
April 2015
April 2016
April 2017
April 2018
April 2019
April 2020
April 2021
April 2022
April 2023
April 2024
April 2025
April 2026
April 2027
April 2028
April 2029
April 2030
April 2031
April 2032
April 2033
April 2034
April 2035
April 2036
April 2037
April 2038
April 2039
April 2040
April 2041
April 2042
April 2043
April 2044
April 2045
April 2046
April 2047
Weighted Average Life in years (to Maturity)**
Weighted Average Life in years (to optional termination date)**

(*)	Indicates a number that is greater than zero but less than 0.5%.
(**)
The weighted average life of a Note is determined by (i) multiplying the net reduction, if any, of the Note Principal Balance by the number of years from the date of issuance of the Note to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Note Principal Balance described in (i) above.

Percent of Initial Note Principal Balance Outstanding at the
Following CPR Percentages

	Class II-A
CPR:	20%	30%	45%	55%
Payment Date
Initial Percentage	100%	100%	100%	100%
April 2008
April 2009
April 2010
April 2011
April 2012
April 2013
April 2014
April 2015
April 2016
April 2017
April 2018
April 2019
April 2020
April 2021
April 2022
Weighted Average Life in years (to Maturity)**
Weighted Average Life in years (to optional termination date)**
______________
(*)	Indicates a number that is greater than zero but less than 0.5%.
(**)
The weighted average life of a Note is determined by (i) multiplying the net reduction, if any, of the Note Principal Balance by the number of years from the date of issuance of the Note to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Note Principal Balance described in (i) above.

Percent of Initial Note Principal Balance Outstanding at the
Following PPC Percentages

	Class I-M-1
PPC:	50%	75%	100%	125%	150%
Payment Date
Initial Percentage	100%	100%	100%	100%	100%
April 2008
April 2009
April 2010
April 2011
April 2012
April 2013
April 2014
April 2015
April 2016
April 2017
April 2018
April 2019
April 2020
April 2021
April 2022
April 2023
April 2024
April 2025
April 2026
April 2027
April 2028
April 2029
April 2030
April 2031
April 2032
April 2033
April 2034
April 2035
April 2036
April 2037
April 2038
April 2039
April 2040
April 2041
April 2042
April 2043
April 2044
April 2045
April 2046
April 2047
Weighted Average Life in years (to Maturity)**
Weighted Average Life in years (to optional termination date)**
___________
(*)	Indicates a number that is greater than zero but less than 0.5%.
(**)
The weighted average life of a Note is determined by (i) multiplying the net reduction, if any, of the Note Principal Balance by the number of years from the date of issuance of the Note to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Note Principal Balance described in (i) above.

Percent of Initial Note Principal Balance Outstanding at the
Following PPC Percentages

	Class I-M-2
PPC:	10%	15%	25%	35%	55%
Payment Date
Initial Percentage	100%	100%	100%	100%	100%
April 2008
April 2009
April 2010
April 2011
April 2012
April 2013
April 2014
April 2015
April 2016
April 2017
April 2018
April 2019
April 2020
April 2021
April 2022
April 2023
April 2024
April 2025
April 2026
April 2027
April 2028
April 2029
April 2030
April 2031
April 2032
April 2033
April 2034
April 2035
April 2036
April 2037
April 2038
April 2039
April 2040
April 2041
April 2042
April 2043
April 2044
April 2045
April 2046
April 2047
Weighted Average Life in years (to Maturity)**
Weighted Average Life in years (to optional termination date)**

(**)
The weighted average life of a Note is determined by (i) multiplying the net reduction, if any, of the Note Principal Balance by the number of years from the date of issuance of the Note to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Note Principal Balance described in (i) above.

Percent of Initial Note Principal Balance Outstanding at the
Following PPC Percentages

	Class I-M-3
PPC:	50%	75%	100%	125%	150%
Payment Date
Initial Percentage	100%	100%	100%	100%	100%
April 2008
April 2009
April 2010
April 2011
April 2012
April 2013
April 2014
April 2015
April 2016
April 2017
April 2018
April 2019
April 2020
April 2021
April 2022
April 2023
April 2024
April 2025
April 2026
April 2027
April 2028
April 2029
April 2030
April 2031
April 2032
April 2033
April 2034
April 2035
April 2036
April 2037
April 2038
April 2039
April 2040
April 2041
April 2042
April 2043
April 2044
April 2045
April 2046
April 2047
Weighted Average Life in years (to Maturity)**
Weighted Average Life in years (to optional termination date)**

(**)
The weighted average life of a Note is determined by (i) multiplying the net reduction, if any, of the Note Principal Balance by the number of years from the date of issuance of the Note to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Note Principal Balance described in (i) above.

Percent of Initial Note Principal Balance Outstanding at the
Following CPR Percentages

	Class II-M-1 Notes
CPR:	20%	30%	45%	55%
Payment Date
Initial Percentage	100%	100%	100%	100%
April 2008
April 2009
April 2010
April 2011
April 2012
April 2013
April 2014
April 2015
April 2016
April 2017
April 2018
April 2019
April 2020
April 2021
April 2022
Weighted Average Life in years (to Maturity)**
Weighted Average Life in years (to optional termination date)**
___________
(*)	Indicates a number that is greater than zero but less than 0.5%.
(**)
The weighted average life of a Note is determined by (i) multiplying the net reduction, if any, of the Note Principal Balance by the number of years from the date of issuance of the Note to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Note Principal Balance described in (i) above.

Percent of Initial Note Principal Balance Outstanding at the
Following CPR Percentages

	Class II-M-2 Notes
CPR:	20%	30%	45%	55%
Payment Date
Initial Percentage	100%	100%	100%	100%
April 2008
April 2009
April 2010
April 2011
April 2012
April 2013
April 2014
April 2015
April 2016
April 2017
April 2018
April 2019
April 2020
April 2021
April 2022
Weighted Average Life in years (to Maturity)**
Weighted Average Life in years (to optional termination date)**
____________
(*)	Indicates a number that is greater than zero but less than 0.5%.
(**)
The weighted average life of a Note is determined by (i) multiplying the net reduction, if any, of the Note Principal Balance by the number of years from the date of issuance of the Note to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Note Principal Balance described in (i) above.

Percent of Initial Note Principal Balance Outstanding at the
Following CPR Percentages

	Class II-M-3 Notes
CPR:	20%	30%	45%	55%
Payment Date
Initial Percentage	100%	100%	100%	100%
April 2008
April 2009
April 2010
April 2011
April 2012
April 2013
April 2014
April 2015
April 2016
April 2017
April 2018
April 2019
April 2020
April 2021
April 2022
Weighted Average Life in years (to Maturity)**
Weighted Average Life in years (to optional termination date)**
____________
(*)	Indicates a number that is greater than zero but less than 0.5%.
(**)
The weighted average life of a Note is determined by (i) multiplying the net reduction, if any, of the Note Principal Balance by the number of years from the date of issuance of the Note to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Note Principal Balance described in (i) above.

Percent of Initial Note Principal Balance Outstanding at the
Following CPR Percentages

	Class II-M-4 Notes
CPR:	20%	30%	45%	55%
Payment Date
Initial Percentage	100%	100%	100%	100%
April 2008
April 2009
April 2010
April 2011
April 2012
April 2013
April 2014
April 2015
April 2016
April 2017
April 2018
April 2019
April 2020
April 2021
April 2022
Weighted Average Life in years (to Maturity)**
Weighted Average Life in years (to optional termination date)**
_____________
(**)
The weighted average life of a Note is determined by (i) multiplying the net reduction, if any, of the Note Principal Balance by the number of years from the date of issuance of the Note to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Note Principal Balance described in (i) above.

Percent of Initial Note Principal Balance Outstanding at the
Following CPR Percentages

	Class II-M-5 Notes
CPR:	20%	30%	45%	55%
Payment Date
Initial Percentage	100%	100%	100%	100%
April 2008
April 2009
April 2010
April 2011
April 2012
April 2013
April 2014
April 2015
April 2016
April 2017
April 2018
April 2019
April 2020
April 2021
April 2022
Weighted Average Life in years (to Maturity)**
Weighted Average Life in years (to optional termination date)**
____________
(**)
The weighted average life of a Note is determined by (i) multiplying the net reduction, if any, of the Note Principal Balance by the number of years from the date of issuance of the Note to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Note Principal Balance described in (i) above.

Yield Sensitivity of the Class I-A Notes and Class I-M Notes

If the amount of overcollateralization for the Group I Loans has been reduced to zero, the yield to maturity on the Class I-M-3 Notes will become extremely sensitive to Realized Losses on the Group I Loans (and the timing thereof), because the entire amount of any Realized Losses on the Group I Loans (to the extent not covered by the related Net Monthly Excess Cashflow) will be allocated to the Class I-M-3 Notes. If the amount of overcollateralization for the Group I Loans and the aggregate Note Principal Balance of the Class I-M-3 Notes has been reduced to zero, the yield to maturity on the Class I-M-2 Notes will become extremely sensitive to Realized Losses on the Group I Loans (and the timing thereof), because the entire amount of any Realized Losses on the Group I Loans (to the extent not covered by the related Net Monthly Excess Cashflow) will be allocated to the Class I-M-2 Notes. If the amount of overcollateralization for the Group I Loans and the aggregate Note Principal Balance of the Class I-M-3 Notes and Class I-M-2 Notes has been reduced to zero, the yield to maturity on the Class I-M-1 Notes will become extremely sensitive to Realized Losses on the Group I Loans (and the timing thereof), because the entire amount of any Realized Losses on the Group I Loans (to the extent not covered by the related Net Monthly Excess Cashflow) will be allocated to the Class I-M-1 Notes. If the amount of overcollateralization for the Group I Loans and the aggregate Note Principal Balance of the Class I-M Notes has been reduced to zero, the yield to maturity on the Class I-1A-3 Notes will become extremely sensitive to Realized Losses on the Group I-1 Loans (and the timing thereof), because the entire amount of any Realized Losses on the Group I-1 Loans (to the extent not covered by the related Net Monthly Excess Cashflow) will be allocated to the Class I-1A-3 Notes. If the amount of overcollateralization for the Group I Loans and the aggregate Note Principal Balance of the Class I-M Notes and Class I-1A-3 Notes has been reduced to zero, the yield to maturity on the Class I-1A-2 Notes will become extremely sensitive to Realized Losses on the Group I-1 Loans (and the timing thereof), because the entire amount of any Realized Losses on the Group I-1 Loans (to the extent not covered by the related Net Monthly Excess Cashflow) will be allocated to the Class I-1A-2 Notes. If the amount of overcollateralization for the Group I Loans and the aggregate Note Principal Balance of the Class I-M, Class I-1A-3 and Class I-1A-2 Notes has been reduced to zero, the yield to maturity on the Class I-1A-1 Notes will become extremely sensitive to Realized Losses on the Group I-1 Loans (and the timing thereof), because the entire amount of any Realized Losses on the Group I-1 Loans (to the extent not covered by the related Net Monthly Excess Cashflow) will be allocated to the Class I-1A-1 Notes. If the amount of overcollateralization for the Group I Loans and the aggregate Note Principal Balance of the Class I-M Notes has been reduced to zero, the yield to maturity on the Class I-2A-2 Notes will become extremely sensitive to Realized Losses on the Group I-2 Loans (and the timing thereof), because the entire amount of any Realized Losses on the Group I-2 Loans (to the extent not covered by the related Net Monthly Excess Cashflow) will be allocated to the Class I-2A-2 Notes. If the amount of overcollateralization for the Group I Loans and the aggregate Note Principal Balance of the Class I-M Notes and Class I-2A-2 Notes has been reduced to zero, the yield to maturity on the Class I-2A-1 Notes will become extremely sensitive to Realized Losses on the Group I-2 Loans (and the timing thereof), because the entire amount of any Realized Losses on the Group I-2 Loans (to the extent not covered by the related Net Monthly Excess Cashflow) will be allocated to the Class I-2A-1 Notes. If the amount of overcollateralization for the Group I Loans and the aggregate Note Principal Balance of the Class I-M Notes has been reduced to zero, the yield to maturity on the Class I-3A-2 Notes will become extremely sensitive to Realized Losses on the Group I-3 Loans (and the timing thereof), because the entire amount of any Realized Losses on the Group I-3 Loans (to the extent not covered by the related Net Monthly Excess Cashflow) will be allocated to the Class I-3A-2 Notes. If the amount of overcollateralization for the Group I Loans and the aggregate Note Principal Balance of the Class I-M Notes and Class I-3A-2 Notes has been reduced to zero, the yield to maturity on the Class I-3A-1 Notes will become extremely sensitive to Realized Losses on the Group I-3 Loans (and the timing thereof), because the entire amount of any Realized Losses on the Group I-3 Loans (to the extent not covered by the related Net Monthly Excess Cashflow) will be allocated to the Class I-3A-1 Notes. The initial undivided interest in the Group I Loans evidenced by the Class I-M-1, Class I-M-2 and Class I-M-3 Notes on the Closing Date will be approximately 2.20%, 1.05% and 1.50%, respectively. The initial undivided interest in the Group I Loans evidenced by the Class I-A Notes on the Closing Date will be approximately 95.25%. The initial amount of overcollateralization for the Group I Loans is zero.

Investors in the Class I-A Notes and Class I-M Notes should fully consider the risk that Realized Losses on the related mortgage loans could result in the failure of such investors to fully recover their investments. In addition, once Realized Losses have been allocated to these Notes, such amounts with respect to such Notes will not be reinstated thereafter. However, Allocated Realized Loss Amounts may be paid to the holders of these Notes from the related Net Monthly Excess Cashflow in the priority set forth under “Description of the Notes—Overcollateralization Provisions for Loan Group I” in this free writing prospectus and, in the case of the Class I-2A Notes and Class I-M Notes only, from amounts received, if any, on the Class I-2A Cap Contract and Class I-M Cap Contract, respectively. In addition, the Note Principal Balances of these Notes, may be increased to the extent of any Subsequent Recoveries received with respect to mortgage loans which incurred a Realized Loss which was allocated to such Notes.

Yield Sensitivity of the Class II-A and Class II-M Notes

If the amount of overcollateralization for the Group II Loans has been reduced to zero, the yield to maturity on the Class II-M-5 Notes will become extremely sensitive to Realized Losses on the Group II Loans (and the timing thereof), because the entire amount of any Realized Losses on the Group II Loans (to the extent not covered by the related Net Monthly Excess Cashflow) will be allocated to the Class II-M-5 Notes. If the amount of overcollateralization for the Group II Loans and the aggregate Note Principal Balance of the Class II-M-5 Notes has been reduced to zero, the yield to maturity on the Class II-M-4 Notes will become extremely sensitive to Realized Losses on the Group II Loans (and the timing thereof), because the entire amount of any Realized Losses on the Group II Loans (to the extent not covered by the related Net Monthly Excess Cashflow) will be allocated to the Class II-M-4 Notes. If the amount of overcollateralization for the Group II Loans and the aggregate Note Principal Balance of the Class II-M-5 Notes and Class II-M-4 Notes has been reduced to zero, the yield to maturity on the Class II-M-3 Notes will become extremely sensitive to Realized Losses on the Group II Loans (and the timing thereof), because the entire amount of any Realized Losses on the Group II Loans (to the extent not covered by the related Net Monthly Excess Cashflow) will be allocated to the Class II-M-3 Notes. If the amount of overcollateralization for the Group II Loans and the aggregate Note Principal Balance of the Class II-M-5, Class II-M-4 and Class II-M-3 Notes has been reduced to zero, the yield to maturity on the Class II-M-2 Notes will become extremely sensitive to Realized Losses on the Group II Loans (and the timing thereof), because the entire amount of any Realized Losses on the Group II Loans (to the extent not covered by the related Net Monthly Excess Cashflow) will be allocated to the Class II-M-2 Notes. If the amount of overcollateralization for the Group II Loans and the aggregate Note Principal Balance of the Class II-M-5, Class II-M-4, Class II-M-3 Notes and Class II-M-2 Notes has been reduced to zero, the yield to maturity on the Class II-M-1 Notes will become extremely sensitive to Realized Losses on the Group II Loans (and the timing thereof), because the entire amount of any Realized Losses on the Group II Loans (to the extent not covered by the related Net Monthly Excess Cashflow) will be allocated to the Class II-M-1 Notes. The initial undivided interest in the Group II Loans evidenced by the Class II-M-1, Class II-M-2 Class II-M-3, Class II-M-4 and Class II-M-5 Notes on the Closing Date will be approximately 8.85%, 6.50%, 4.65%, 1.55% and 3.65%, respectively. The initial undivided interest in the Group II Loans evidenced by the Class II-A Notes on the Closing Date will be approximately 74.80%. The initial amount of overcollateralization for the Group II Loans is approximately 0.00% of the Group II Cut-off Date Balance.

Investors in the Class II-M Notes should fully consider the risk that Realized Losses on the related mortgage loans could result in the failure of such investors to fully recover their investments. In addition, once Realized Losses have been allocated to these Notes, such amounts with respect to such Notes will not be reinstated thereafter. However, Allocated Realized Loss Amounts may be paid to the holders of these Notes from the related Net Monthly Excess Cashflow in the priority set forth under “Description of the Notes— Overcollateralization Provisions for Loan Group II” in this free writing prospectus and from amounts received, if any, on the Group II Interest Rate Swap Agreement, Group II Floor Contract and the Group II Cap Contract. In addition, the Note Principal Balances of these Notes, may be increased to the extent of any Subsequent Recoveries received with respect to mortgage loans which incurred a Realized Loss which was allocated to such Notes.

THE SPONSOR

The Sponsor will be American Home Mortgage Acceptance, Inc. The Sponsor was incorporated in the State of Maryland on August 14, 2003 as a corporation. The Sponsor was organized for the purpose of serving as a qualified REIT subsidiary of American Home Mortgage Investment Corp. that holds mortgage-backed securities and originates certain mortgage loans.

The Sponsor maintains its principal office at 538 Broadhollow Road, Melville, New York, 11747.

The Sponsor was organized for the purpose of operating as a mortgage origination company, primarily engaged in the origination (and some servicing) of residential mortgage loans generally secured by one- to four-family dwellings. The Sponsor currently operates as a taxable REIT subsidiary of American Home Mortgage Investment Corp., a Maryland corporation that operates, and has elected to be treated, as a REIT for federal income tax purposes.

The Sponsor has been securitizing residential mortgage loans since 2003. The following table describes size, composition and growth of the Sponsor’s total portfolio of assets it has securitized as of the dates indicated.

	December 31, 2005		December 31, 2006
Loan Type	Number of Mortgage Loans	Principal Balance	Number of Mortgage Loans	Principal Balance
Short Reset ARM	19,959	$5,983,819,651	18,120	$5,928,169,855
Long Reset ARM	28,972	$7,251,837,936	25,202	$6,483,030,546
Fixed Rate	13,126	$2,268,102,852	13,921	$2,497,940,047
Second Lien	1,452	$84,948,589	5,688	$355,581,025
Total	73,822	$16,182,768,462	69,906	$15,654,665,450

THE DEPOSITOR

The Depositor will be American Home Mortgage Securities LLC. The Depositor was formed in the State of Delaware on January 26, 2004 as a wholly-owned subsidiary of American Home Mortgage Investment Corp., a Maryland corporation electing to be treated as a real estate investment trust. The Depositor was organized for the purpose of serving as a private secondary mortgage market conduit. The Depositor does not have, nor is it expected in the future to have, any significant assets. After issuance and registration of the notes contemplated in this free writing prospectus, the Depositor will have no duties or responsibilities with respect to the pool assets or the securities.

The Depositor maintains its principal office at 538 Broadhollow Road, Melville, New York, 11747. Its telephone number is (516) 396-7700.

The Depositor has been serving as a private secondary mortgage market conduit for residential mortgage loans since 2004.

For information on the Depositor’s size, composition and growth of the Depositor’s total portfolio of assets it has securitized, see the table under “The Sponsor” above.

THE ISSUING ENTITY

American Home Mortgage Investment Trust 2007-2 is a statutory trust formed under the laws of the State of Delaware pursuant to the Trust Agreement for the transactions described in this free writing prospectus. The Trust Agreement constitutes the “governing instrument” under the laws of the State of Delaware relating to statutory trusts. After its formation, the Issuing Entity will not engage in any activity other than (i) acquiring and holding the mortgage loans and the proceeds therefrom, (ii) issuing the Notes and the Trust Certificate, (iii) making payments on the Notes and the Trust Certificate and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

The Trust is not expected to have any significant assets other than the related mortgage loans pledged to the Indenture Trustee as collateral to secure the related Notes. The Trust’s principal offices are in Wilmington, Delaware, in care of Wilmington Trust Company, as Owner Trustee. In accordance with the Agreements, certain duties of the Trust under the Agreements will be performed by the Indenture Trustee or, as described in this free writing prospectus, the Securities Administrator and certain other duties will be performed by the Depositor or an affiliate of the Depositor.

THE OWNER TRUSTEE

Wilmington Trust Company is the Owner Trustee under the Trust Agreement. Wilmington Trust Company is a Delaware banking corporation with trust powers incorporated in 1903. Wilmington Trust Company’s principle place of business is located at 1100 North Market Street, Wilmington, Delaware, 19890. Wilmington Trust Company has served as owner trustee in numerous asset-backed securities transactions involving mortgage and mortgage-related receivables.

Wilmington Trust Company is subject to various legal proceedings that arise from time to time in the ordinary course of business. Wilmington Trust Company does not believe that the ultimate resolution of any of these proceedings will have a materially adverse effect on its services as owner trustee.

Wilmington Trust Company has provided the above information for purposes of complying with Regulation AB. Other than the above two paragraphs, Wilmington Trust has not participated in the preparation of, and is not responsible for, any other information contained in this free writing prospectus.

The principal compensation to be paid to the Owner Trustee in respect of its obligations under the Trust Agreement will have been paid by or on behalf of the Issuing Entity on or prior to the Closing Date.

THE INDENTURE TRUSTEE

Deutsche Bank National Trust Company (“DBNTC”) will be the Indenture Trustee under the Indenture. The Indenture Trustee’s “Corporate Trust Office” is located at 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Trust Administration - AH0702, or such other address as the Indenture Trustee may designate from time to time by notice to the Securityholders, the Depositor, the Master Servicer, the Servicer and the Securities Administrator.

DBNTC is a national banking association which has an office in Santa Ana, California. DBNTC and its affiliates have previously been appointed to the role of trustee for numerous mortgage-backed transactions in which residential mortgages comprised the asset pool and has significant experience in this area. DBNTC also will act as a custodian of the mortgage files pursuant to the Indenture. DBNTC has performed this custodial role in numerous mortgage-backed transactions since 1991. DBNTC will maintain the mortgage files in secure, fire-resistant facilities. DBNTC will not physically segregate the mortgage files from other mortgage files in DBNTC’s custody but will be kept in shared facilities. However, DBNTC’s proprietary document tracking system will show the location within DBNTC’s facilities of each mortgage file and will show that the mortgage loan documents are held by the Indenture Trustee on behalf of the trust as custodian. DBNTC has no pending legal proceedings that would materially affect its ability to perform its duties as Indenture Trustee on behalf of the Holders. DBNTC may perform certain of its obligations through one or more third party vendors. However, DBNTC shall remain liable for the duties and obligations required of it under the Indenture.

DBNTC is providing the information in the foregoing paragraph at the Depositor’s request in order to assist the Depositor with the preparation of its disclosure documents to be filed with the SEC pursuant to Regulation AB. Otherwise, DBNTC has not participated in the preparation of such disclosure documents and assumes no responsibility or liability for their contents.

The Indenture Trustee will be entitled to compensation for its services which shall be paid by the Master Servicer pursuant to a side letter agreement executed by the Indenture Trustee and the Master Servicer.

The Indenture will provide that the Indenture Trustee will be entitled to recover from the Payment Account, prior to payments to Noteholders, all reasonable out-of-pocket expenses, disbursements and advances and expenses of the Indenture Trustee, in connection with the Agreements, any Event of Default or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the Indenture Trustee in the administration of the Trust created pursuant to the Trust Agreement or the performance of its duties under the Indenture or the Trust Agreement (including the reasonable compensation and disbursements of its counsel), other than any such expense, disbursement or advance as may arise from its negligence, willful misconduct or bad faith, or which is the responsibility of the Noteholders.

THE SECURITIES ADMINISTRATOR

Under the terms of the Indenture, Wells Fargo Bank also is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. As securities administrator, Wells Fargo Bank is responsible the preparation of monthly reports on Form 10-D, certain periodic reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the Issuing Entity . Wells Fargo Bank has been engaged in the business of securities administration since June 30, 1995. As of December 31, 2006, Wells Fargo Bank was acting as securities administrator with respect to more than $1,006,418,000,000 of outstanding residential mortgage-backed securities.

Wells Fargo Bank's assessment of compliance with applicable servicing criteria relating to its provision of master servicing, trustee, securities administration and paying agent services for the twelve months ended December 31, 2006, furnished pursuant to Item 1122 of Regulation AB, discloses that it was not in compliance with the 1122(d)(3)(i) servicing criteria during that reporting period. The assessment of compliance indicates that certain monthly investor or remittance reports included errors in the calculation and/or the reporting of delinquencies for the related pool assets, which errors may or may not have been material, and that all such errors were the result of data processing errors and/or the mistaken interpretation of data provided by other parties participating in the servicing function. The assessment further states that all necessary adjustments to Wells Fargo Bank's data processing systems and/or interpretive clarifications have been made to correct those errors and to remedy related procedures.

The Agreements will provide that the Securities Administrator and any director, officer, employee or agent of the Securities Administrator will be entitled to recover from the Payment Account all reasonable out-of pocket expenses, disbursements and advances and expenses of the Securities Administrator, in connection with any breach of any Agreement to which it is a party or any claim or legal action (including any pending or threatened claim or legal action), incurred or made by the Securities Administrator in the performance of its duties under the Agreements (including the reasonable compensation and disbursements of its counsel), other than any such expense, disbursement or advance as may arise from its negligence or intentional misconduct or which is the responsibility of the Noteholders.

The Securities Administrator will also serve as Note Registrar and Note Paying Agent under the Indenture and as Certificate Registrar and Certificate Paying Agent under the Trust Agreement.

THE MASTER SERVICING AGREEMENT AND SERVICING AGREEMENTS

The following summary describes a number of terms of the Servicing Agreement. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Servicing Agreement. The Depositor will provide to a prospective or actual Noteholder without charge, on written request, a copy (without exhibits) of the Servicing Agreement. Requests should be addressed to American Home Mortgage Securities LLC, 538 Broadhollow Road, Melville, New York 11747. See “The Agreements” in the base prospectus.

Servicing and Other Compensation and Payment of Expenses

The Master Servicer will be entitled to retain as compensation for its activities under the Master Servicing Agreement the investment income on funds in the Payment Account. The Master Servicing Agreement also will provide that the Master Servicer will be entitled to reimbursement from Payment Account for advances and certain expenses. The Servicer will be entitled to retain the Servicing Fee from collections on the related mortgage loans as compensation for its activities under the Servicing Agreement. As additional servicing compensation, the Servicer is entitled to retain any assumption fees and any late payment charges, to the extent collected from mortgagors, together with any interest or other income earned on funds held in the Protected Account and any escrow accounts in respect of the mortgage loans as provided in the Servicing Agreement. However, the Servicer is obligated to offset any Prepayment Interest Shortfall in respect of the related mortgage loans on any Payment Date with Compensating Interest. The Servicer is obligated to pay certain insurance premiums and ongoing expenses associated with the mortgage pool in respect of mortgage loans serviced by it and incurred by the Servicer in connection with its responsibilities under the Servicing Agreement. However, the Servicer is entitled to reimbursement therefor as provided in the Servicing Agreement.

Evidence as to Compliance

The Indenture and Servicing Agreement will provide that on or before a specified date in March of each year, beginning in 2008, each party responsible for the servicing function will provide to the Depositor, the Master Servicer and the Securities Administrator a report on an assessment of compliance with the minimum servicing criteria established in Item 1122(a) of Regulation AB (the “AB Servicing Criteria”). The AB Servicing Criteria include specific criteria relating to the following areas: general servicing considerations, cash collection and administration, investor remittances and reporting, and pool asset administration. Such report will indicate that the AB Servicing Criteria were used to test compliance on a platform level basis and will set out any material instances of noncompliance.

The Indenture and Servicing Agreement will also provide that the each party responsible for the servicing function will deliver along with its report on assessment of compliance, an attestation report from a firm of independent public accountants on the assessment of compliance with the AB Servicing Criteria.

The Indenture and Servicing Agreement will also provide for delivery to the Depositor, the Master Servicer and the Securities Administrator, on or before a specified date in March of each year, of a separate annual statement of compliance from each entity responsible for the servicing function to the effect that, to the best knowledge of the signing officer, the servicer has fulfilled in all material respects its obligations under the Indenture or Servicing Agreement throughout the preceding year or, if there has been a material failure in the fulfillment of any obligation, the statement shall specify such failure and the nature and status thereof. This statement may be provided as a single form making the required statements as to more than one Indenture or Servicing Agreement.

Copies of the annual reports of assessment of compliance, attestation reports, and statements of compliance may be obtained by Noteholders without charge, if not available on the Securities Administrator’s website, upon written request to the Master Servicer or Securities Administrator. These items will be filed with the issuing entity’s annual report on Form 10-K, to the extent required under Regulation AB.

Realization Upon Defaulted Mortgage Loans

The Servicer will take such action as they deem to be in the best interest of the trust with respect to defaulted mortgage loans and foreclose upon or otherwise comparably convert the ownership of properties securing defaulted mortgage loans as to which no satisfactory collection arrangements can be made. To the extent set forth in the Servicing Agreement, the Servicer will service the property acquired by the trust through foreclosure or deed-in-lieu of foreclosure in accordance with procedures that such Servicer employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions.

The Protected Accounts

The Servicer will establish and maintain one or more accounts, referred to herein as the Protected Accounts, into which they will deposit within two Business Days all collections of principal and interest on any mortgage loans, including but not limited to Principal Prepayments, Insurance Proceeds, Liquidation Proceeds (less amounts reimbursable to the Servicer out of Liquidation Proceeds in accordance with the Servicing Agreement), the Repurchase Price for any mortgage loans repurchased, and advances made from the Servicer own funds (less the Servicing Fee). All Protected Accounts and amounts at any time credited thereto shall comply with the requirements of the Servicing Agreement.

On the date specified in the Servicing Agreement, the Servicer, will withdraw or cause to be withdrawn from the Protected Account and any other permitted accounts and will remit to the Securities Administrator for deposit in the Payment Account the amounts required for distribution for such Payment Date in accordance with the Servicing Agreement.

Optional Sale of Defaulted Mortgage Loans

In addition to the procedures set forth under the heading “Servicing of Mortgage Loans—Realization upon or Sale of Defaulted Mortgage Loans” in the prospectus, the Servicer, on behalf of the issuing entity, may also, in its discretion, as an alternative to foreclosure, sell defaulted mortgage loans at fair market value to third-parties, if the Servicer reasonably believes that such sale would maximize proceeds to the related Securityholders in the aggregate (on a present value basis) with respect to that mortgage loan.

Limited Mortgage Purchase Right

The servicing agreements provide that the Sponsor will have the option, but not the obligation, to purchase at any one time up to 1.0% of the mortgage loans (and in any case, at least 5 mortgage loans) from the Issuing Entity at a purchase price equal to the aggregate fair market value.

Optional Repurchase of Defaulted Mortgage Loans

Subject to the terms of the Servicing Agreement, the Sponsor, on behalf of the Issuing Entity, may purchase from the Issuing Entity any mortgage loan that is 90 days or more delinquent at a price equal to the Repurchase Price. This right may be assigned by the Sponsor to a third party, including a holder of a class of Notes.

Pledge and Assignment of Servicer’s Rights

On or after the Closing Date, the Servicer may pledge and assign all of its right, title and interest in, to and under the Servicing Agreement to one or more lenders (each referred to as an Servicing Rights Pledgee), selected by the Servicer, including Bank of America, N.A., as the representative of certain lenders. In the event of a default by the Servicer under the Servicing Agreement, the Servicing Agreement provides for the appointment of a Servicing Rights Pledgee or its designee as the successor Servicer, provided that at the time of such appointment the Servicing Rights Pledgee or such designee meets the requirements of a successor servicer described in the Servicing Agreement (including being acceptable to the Rating Agencies and the Master Servicer) and that the Servicing Rights Pledgee or such designee agrees to be subject to the terms of the Servicing Agreement.

In addition, any successor Servicer selected by the Servicing Rights Pledgee has a ten day period to decide whether or not to accept its appointment; if not, the Master Servicer or its designee would become the Servicer.

Investors in the Offered Notes should be aware that the Servicing Rights Pledgee will have certain rights in connection with an Event of Default under the Servicing Agreement, including the right to select a new Servicer.

THE INDENTURE

The following summary describes some of the terms of the Indenture. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Trust Agreement and Indenture. Whenever particular defined terms of the Indenture are referred to, those defined terms are incorporated in this free writing prospectus by reference. The Depositor will provide to a prospective or actual Noteholder without charge, on written request, a copy (without exhibits) of the Indenture and the Trust Agreement. Requests should be addressed to American Home Mortgage Securities LLC, 538 Broadhollow Road, Melville, New York 11747. See “The Agreements” in the base prospectus.

General

The Notes will be issued pursuant to the Indenture, a form of which is filed as an exhibit to the registration statement. A Current Report on Form 8-K relating to the Notes containing a copy of the Indenture, the Trust Agreement and the Servicing Agreement as executed will be filed by the Depositor with the SEC within fifteen days of the initial issuance of the Notes. Reference is made to the prospectus for important information in addition to that presented in this free writing prospectus regarding the Trust, the terms and conditions of the Indenture and the Trust Agreement and the Notes. The Notes will be transferable and exchangeable at the designated office of the Note Registrar’s agent located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479. See “Securities Administrator” in this free writing prospectus.

Upon the occurrence of a TMP Trigger event and certain preconditions, including notifications, being satisfied as described in this free writing prospectus, the Indenture shall be discharged. In accordance with such discharge the Issuing Entity shall cause new notes, referred to as the REMIC Notes, to be issued and exchanged for the old Offered Notes, all in accordance with the terms of the Trust Agreement and the Indenture. The terms of such REMIC Notes shall be governed by a new indenture to be executed by the same parties and subject to the same terms as the old Indenture. A new Current Report on Form 8-K relating to any new agreements governing the REMIC Certificates and REMIC Notes, including the new indenture, will be filed by the Depositor with the Securities and Exchange Commission.

Rights Upon Event of Default

If an Event of Default should occur under an Indenture and be continuing, then and in every such case the Indenture Trustee at the written direction of the holders of such Notes representing not less than a majority of the aggregate Note Principal Balance of the Notes and upon any such declaration the unpaid Note Principal Balance of the related class or classes of Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. Such declaration may, under certain circumstances as described in the Indenture, be rescinded and annulled by the holders of the Notes representing not less than a majority of the aggregate Note Principal Balance of each class of Notes.

If, following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Notes have been declared to be due and payable, the Indenture Trustee may, elect to maintain possession of the collateral securing the Notes and to continue to apply payments on that collateral as if there had been no declaration of acceleration, as described in the Indenture. In addition, the Indenture Trustee may not sell or otherwise liquidate the collateral securing the Notes following an Event of Default, unless (A) the Indenture Trustee receives the consent of the holders of 100% of the aggregate Note Principal Balance of the Notes then outstanding, (B) it is determined that the proceeds of such sale or liquidation distributable to the holders of the Notes are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) it is determined that the mortgage loans will not continue to provide sufficient funds for the payment of principal of and interest on the applicable Notes as they would have become due if the Notes had not been declared due and payable.

If, following an Event of Default, in accordance with above paragraph, the Indenture Trustee sells or causes to be sold the assets included in the Trust, proceeds from the sale of such assets will be applied as provided in the Indenture.

Unless an Event of Default shall occur and be continuing, the Indenture Trustee shall be under no obligation to exercise any of the rights and powers under the Indenture at the request or direction of any of the Noteholders, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

Limitation on Suits

No Noteholder will have any right to institute any proceedings with respect to the Indenture unless (1) such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default; (2) Noteholders representing not less than 25% of the aggregate Note Principal Balance of the Notes then outstanding have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in its own name as Indenture Trustee, on behalf of the Noteholders; (3) such Noteholders have offered to the Indenture Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; (4) for 60 days after its receipt of such notice, request and offer of indemnity the Indenture Trustee has failed to institute any such proceedings; and (5) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Noteholders representing more than 50% of the aggregate Note Principal Balance of the Notes then outstanding.

Resignation and Removal of Indenture Trustee

The Indenture Trustee may resign at any time, or in the event that there is a conflict of interest with respect to the Indenture Trustee acting as Indenture Trustee for one or more classes of Notes, the Issuing Entity will be obligated to appoint a successor Indenture Trustee for all of the Notes or such class of Notes with respect to which a conflict exists within the period specified in the Indenture. The Indenture Trustee may also be removed at any time by Noteholders representing more than 50% of the aggregate Note Principal Balance of the Notes then outstanding if the Indenture Trustee ceases to be eligible to continue as such under the Indenture or if the Indenture Trustee becomes incapable of acting, bankrupt, insolvent or if a receiver or public officer takes charge of the Indenture Trustee or its property. Any resignation or removal of the Indenture Trustee will not become effective until the acceptance of the appointment by a successor Indenture Trustee.

Optional Termination

The optional purchase price payable upon optional termination as described below for (i) the Class I-A Notes and Class I-M Notes and (ii) the Class II-A Notes and Class II-M Notes, each as described above, will be equal to the lesser of (i) the fair market value of the mortgage loans and (ii) the sum of the outstanding principal balance of the mortgage loans and accrued and unpaid interest thereon at the weighted average of the loan rates through the day preceding the final Payment Date; provided that the option may only be exercised if the purchase price is sufficient to repay all outstanding principal and accrued and unpaid interest on the Notes and all amounts owed to the Master Servicer and the Securities Administrator. In addition, the purchase price in connection with the redemption of the Class I-A Notes and Class I-M Notes and Class II-A Notes and Class II-M Notes shall include any Swap Termination Payment (including any unpaid Net Swap Payment) payable to each related Swap Provider which remains unpaid or which is due as a result of the exercise of such option.

The Class I-A Notes and Class I-M Notes

The holder of the Trust Certificates, or, if there is no single holder, the majority holder of these Trust Certificates may, at its option, purchase all of the mortgage loans from Loan Group I and redeem the related Notes after any Payment Date on which the aggregate Stated Principal Balance of the related mortgage loans as of the end of the related Due Period is less than 20% of the Group I Cut-off Date Balance. See “The Indenture—Optional Termination” in this free writing prospectus and “The Agreements—Termination; Retirement of the Securities” in the prospectus.

The Class II-A Notes and Class II-M Notes

The holder of the Trust Certificates, or, if there is no single holder, the majority holder of these Trust Certificates may, at its option, purchase all of the mortgage loans from Loan Group II and redeem the related Notes after any Payment Date on which the aggregate Stated Principal Balance of the related mortgage loans as of the end of the related Due Period is less than 20% of the Group II Cut-off Date Balance. See “The Indenture—Optional Termination” in this free writing prospectus and “The Agreements—Termination; Retirement of the Securities” in the prospectus.

ASSIGNMENT OF LOANS

General

On or prior to the date the Notes are issued, the Sponsor, pursuant to the Mortgage Loan Purchase Agreement, will convey each mortgage loan to the Depositor, and the Depositor, pursuant to the Trust Agreement, will in turn, convey each mortgage loan, together with all principal and interest due on or with respect to such mortgage loans after the Cut-off Date, to the Issuing Entity; provided, however, that the Sponsor will reserve and retain all its right, title and interest in and to principal and interest due on each mortgage loan on or prior to the Cut-off Date (whether or not received on or prior to the Cut-off Date), and to prepayments received prior to the Cut-off Date.

At the time of issuance of the Notes, the Issuing Entity will pledge all of its right, title and interest in and to the mortgage loans, including all principal and interest due on the mortgage loans after the Cut-off Date, without recourse, to the Indenture Trustee pursuant to the Indenture as collateral for the Notes. The Securities Administrator, concurrently with that assignment, will authenticate and deliver the Notes to the Issuing Entity at the direction of the Trust in exchange for, among other things, delivery of the mortgage loans to the Indenture Trustee.

FEDERAL INCOME TAX CONSEQUENCES

Tax Classification of the Issuing Entity and of the Notes

Upon the issuance of the notes, Thacher Proffitt & Wood llp will deliver its opinion generally to the effect that, assuming compliance with the Agreements, for U.S. federal income tax purposes, the Notes, (other than the Restricted Notes and the Retained Notes), will be classified as debt instruments. In addition, the Owner Trustee, on behalf of the Trust Estate, will agree, and beneficial owners of the Notes will agree by their purchase of Notes, to treat the Notes as debt instruments for U.S. federal income tax purposes. The remainder of this discussion assumes that the Offered Notes are properly characterized as debt instruments for federal income tax purposes.

Upon the issuance of the Notes, Thacher Proffitt & Wood llp will deliver its opinion generally to the effect that, assuming compliance with the Agreements, for U.S. federal income tax purposes, despite the fact that the Issuing Entity will be classified as one or more TMPs, the Issuing Entity will not be subject to federal income tax as long as an entity that qualifies as a REIT under the Code holds, directly or indirectly, through one or more Disregarded Entities, 100% ownership interest in the Equity Securities.

AHMC will hold itself or through a direct wholly-owned qualified REIT subsidiary a 100% ownership interest in the Equity Securities. AHMC represents it filed with its federal income tax return for its taxable year ended December 31, 2003 an election to be a REIT, that it has been organized in conformity with the requirements for REIT qualification set forth in the Code, that it has operated and will continue to operate in a manner that enables it to qualify as a REIT and that it will not undertake any action that would cause the Trust Estate to be subject to federal income tax. In rendering its opinion, Thacher Proffitt & Wood LLP has not independently verified AHMC’s qualification as a REIT, but instead has relied solely upon the representation made by AHMC concerning its REIT status. If AHMC were to fail to qualify as a REIT while it or its subsidiary owns the Equity Securities, the Issuing Entity could become subject to federal income tax as a corporation and would not be allowed to file a consolidated federal income tax return with any other corporation. A tax imposed upon the Issuing Entity could reduce cash flow that would otherwise be available to make payments on the Notes.

At the issuance of the Notes, AHMC also will acquire the Retained Notes. Because AHMC’s qualified REIT subsidiary will own the Equity Securities, the Retained Notes will not be considered issued and outstanding for federal income tax purposes. Thus, the Retained Notes will not be treated as debt instruments for federal income tax purposes while a REIT and one or more Disregarded Entities own both the Retained Notes and the Equity Securities. If AHMC were to sell a Retained Note or the Equity Securities to an unaffiliated party, then depending upon the circumstances existing at the time of the sale, the Retained Notes could become characterized as debt instruments for federal income tax purposes as of the time of the sale. The remainder of this discussion assumes that the Notes are properly characterized as debt instruments for federal income tax purposes.

So long as 100% of the Equity Securities are owned for federal income tax purposes by a single REIT, directly or indirectly through one or more Disregarded Entities, classification of the Issuing Entity as a TMP will not cause it to be subject to corporate income taxation. Rather, the consequence of the classification of the Issuing Entity as a TMP is that the shareholders of the REIT will be required to treat a portion of the dividends they receive from the REIT as though they were “excess inclusions” with respect to a residual interest in a REMIC within the meaning of Section 860D of the Code.

In the event that 100% of the Equity Securities are no longer owned by a single REIT, directly or indirectly through one or more Disregarded Entities, the Issuing Entity would become subject to federal income taxation as a corporation and would not be permitted to file a consolidated federal income tax return with any other corporation. Pursuant to the related Trust Agreement and the Indenture, so long as a TMP Trigger Event has not occurred, a single REIT must at all times own the Equity Securities either directly, or indirectly through one or more Disregarded Entities. The owner of the Equity Securities may, however, pledge them as security for a loan or transfer them to a third party pursuant to the terms of a repurchase agreement that is treated as a financing transaction for federal income tax purposes. In the event of a default under any such loan or repurchase agreement, the lender or repurchase agreement counterparty, as applicable, would be permitted to transfer those Equity Securities to any person irrespective of whether such person qualified as a REIT, qualified REIT subsidiary, or Disregarded Entity.

Tax Consequences to Holders of the Notes

Interest Income on the Offered Notes. The notes may be treated as having been issued with OID. The beneficial owner of a note must include any OID with respect to such note in income as it accrues on a constant yield method, regardless of whether the beneficial owner receives any cash currently attributable to such OID. See “Federal Income Tax Consequences - Notes” in the prospectus. The prepayment assumption that will be used in determining the accrual of any OID, market discount, or bond premium, if any, will be a rate equal 100% of the Prepayment Assumption. See “Weighted Average Life” above. No representation, however, is made as to the rate at which principal payments or recoveries on the mortgage loans actually will occur.

The notes will not be treated as assets described in Section 7701(a)(19)(C) of the Code or “real estate assets” under Section 856(c)(4)(A) of the Code. In addition, interest on the notes will not be treated as “interest on obligations secured by mortgages on real property” under Section 856(c)(3)(B) of the Code. The notes will also not be treated as “qualified mortgages” under Section 860G(a)(3)(C) of the Code.

Prospective investors in the notes should see“Federal Income Tax Consequences” and“State and Other Tax Consequences” in the prospectus for a discussion of the application of some federal income and state and local tax laws to American Home Mortgage Securities LLC Trust Series 2007-2 and purchasers of the notes.

Additional Conditions Precedent to a REMIC Conversion Subsequent to a TMP Trigger Event

Under the terms of any pledge agreement that is treated as a financing for federal income tax purposes under which a default would result in the transfer of any Equity Securities to an entity that is not a REIT or a qualified REIT subsidiary, as a condition to any such transfer which would result in the equity securities no longer being owned by a single REIT, (a) the disposition of assets and exchange of the Notes for REMIC Notes described herein must occur, (b) legal opinions shall have been provided as to, among other things, qualification of the new structure as a REMIC and (c) the transferring entity shall have funded the Issuing Entity with sufficient funds to compensate the Issuing Entity fully for any loss realized upon any such disposition of any mortgage loans and any related assets acquired upon foreclosure to the extent allocable to a class of Offered Notes.

Taxation of the Issuing Entity and Offered Noteholders After a TMP Trigger Event

To avoid the adverse tax consequences of being taxed as a corporation, the Trust Agreement and the Indenture will provide that, upon the occurrence of a TMP Trigger Event, the Depositor shall cause certain steps to be taken, including the following: the Servicer will purchase or arrange for the purchase from the issuing entity any REO property at its fair market value (to the extent that the purchase price of the sale of such REO properties would result in the allocation of a realized loss to any class of offered notes, the party causing the TMP Trigger Event shall contribute an amount equal to such realized losses), and will either restrict foreclosure on (within the Underlying REMIC Trust, as described below) or sell from the issuing entity any mortgage loan that is then 60 or more days delinquent and any other assets that are not REMIC eligible; all of the remaining assets of the Issuing Entity will be transferred to a new entity (the “Underlying REMIC Trust”), with respect to which multiple REMIC elections will be made, in exchange for certain REMIC interests, including the REMIC Underlying Interests, to be issued by the Underlying REMIC Trust; the Depositor will cause the Issuing Entity to make a REMIC election with respect to those REMIC Underlying Interests (the “Trust REMIC”) and the Issuing Entity will issue REMIC Notes secured by those REMIC Underlying Interests (which REMIC Notes will represent ownership of REMIC regular interests in the Trust REMIC); and the REMIC Notes will be transferred to beneficial owners of Offered Notes in exchange for their Offered Notes.

Each REMIC Note issued by the Issuing Entity would, for federal income tax purposes, comprise three components: a REMIC regular interest in the Trust REMIC, a separate contractual right to receive payments in respect of Carryover Shortfall Amounts and the obligation to make payments to the group I derivative account and group II derivative account, respectively. The aggregate cashflow of each such REMIC regular interest and related contractual right would be substantially similar to that of the Offered Note for which they would be exchanged, though the payment priority will change slightly.

A beneficial owner of an Offered Note would recognize gain or loss on the exchange of the Offered Note for the REMIC Note in an amount equal to the difference, if any, between such beneficial owner’s adjusted tax basis in the Offered Note and sum of the fair market value of the REMIC regular interest, which in certain circumstances may be deemed to be equal to its then current principal balance, and the fair market value of the related contractual right received in exchange therefor. Any loss on the exchange of an Offered Note for a REMIC Class Note will be subject to the “wash sale” rules of Code Section 1091 which may disallow recognition of a loss on the exchange. Prospective investors in the Offered Notes are advised to consult their own tax advisors on the tax consequences of an exchange of an Offered Note for a REMIC Note.

Taxation of Holders of REMIC Notes

For federal income tax purposes, a beneficial owner of a REMIC Note will be treated as owning both an undivided interest in a REMIC regular interest, the right to receive payments in respect of Basis Risk Shortfall or Net WAC Shortfall amounts (collectively, “Carryover Shortfall Amounts”) and the obligation to make payments to the group I derivative account and the group II derivative account, as applicable. The treatment of amounts received by a holder of a REMIC Note under such holder’s right to receive payments in respect of Carryover Shortfall Amounts will depend on the portion, if any, of such holder’s purchase price allocable thereto. Under the REMIC regulations, each holder of a REMIC Note must allocate its purchase price for the REMIC Note between its undivided interest in the REMIC regular interest and its undivided interest in the right to receive payments in respect of Carryover Shortfall Amounts in accordance with the relative fair market values of each property right. The Trust REMIC intends to treat payments made to the holders of the REMIC Notes in respect of Carryover Shortfall Amounts as includible in income based on Treasury regulations relating to notional principal contracts (the “Notional Principal Contract Regulations”). The OID Regulations provide that the Trust REMIC’s allocation of the issue price will be binding on all holders unless the holder explicitly discloses on its tax return that its allocation is different from the Trust REMIC’s allocation. For tax reporting purposes, the right to receive payments in respect of Carryover Shortfall Amounts may have more than a de minimis value. Under the REMIC regulations, the Trust REMIC will be required to account for the REMIC regular interest and the right to receive payments in respect of Carryover Shortfall Amounts as discrete property rights. It is possible that the right to receive payments in respect of Carryover Shortfall Amounts could be treated as a partnership among the holders of the REMIC Notes and the holders of some or all of the REMIC interests to be issued by the Underlying REMIC Trust, other than the REMIC Underlying Interests, in which case holders of such REMIC Notes potentially would be subject to different timing of income and foreign holders of such REMIC Notes could be subject to withholding in respect of payments in respect of Carryover Shortfall Amounts. Holders of the REMIC Notes are advised to consult their own tax advisors regarding the allocation of issue price, timing, character and source of income and deductions resulting from the ownership of such certificates. Treasury regulations have been promulgated under Section 1275 of the Code generally providing for the integration of a “qualifying debt instrument” with a hedge if the combined cash flows of the components are substantially equivalent to the cash flows on a variable rate debt instrument. However, such regulations specifically disallow integration of debt instruments subject to Section 1272(a)(6) of the Code. Therefore, holders of the REMIC Notes will be unable to use the integration method provided for under such regulations with respect to those certificates. If the Trust REMIC’s treatment of payments of Carryover Shortfall Amounts is respected, ownership of the right to receive payments in respect of Carryover Shortfall Amounts will entitle the owner to amortize the separate price paid for such right under the Notional Principal Contract Regulations.

Some or all of the REMIC Notes may be treated as having been issued with OID. A beneficial owner of a REMIC Note will be required to include any OID with respect to such REMIC Note in income as it accrues using a constant yield method, regardless of whether the beneficial owner receives currently the cash attributable to such OID. We refer you to “Material Federal Income Tax Considerations—Taxation of Debt Securities” in the prospectus. The prepayment assumption that will be used in determining the accrual of OID, market discount or bond premium, if any, will be a rate equal to 25% CPR described in this free writing prospectus. No representation is made that the mortgage loans will prepay at such rate or at any other rate.

Upon the sale or exchange of a REMIC Note, the amount of the sale or exchange allocated to the selling holder’s right to receive payments in respect of Carryover Shortfall Amounts would be considered a “termination payment” under the Notional Principal Contract Regulations. A holder of a REMIC Note will have gain or loss from such a termination of the right to receive payments in respect of Carryover Shortfall Amounts equal to (i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any amount paid (or deemed paid) by the holder upon entering into or acquiring its interest in the right to receive payments in respect of Carryover Shortfall Amounts. Gain or loss realized upon the termination of the right to receive payments in respect of Carryover Shortfall Amounts generally will be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section 582(c) of the Code likely would not apply to treat such gain or loss as ordinary.

Each REMIC Note, exclusive of the right to receive payments in respect of Carryover Shortfall Amounts, will be treated as a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, an asset described in Section 7701(a)(19)(C) of the Code, and as “real estate assets” under Section 856(c)(5)(B) of the Code, generally in the same proportion that the assets of the trust fund, exclusive of the assets not included in any REMIC, would be so treated. In addition, the interest derived from each REMIC Note, exclusive of the right to receive payments in respect of Carryover Shortfall Amounts, will be interest on obligations secured by interests in real property for purposes of Section 856(c)(3) of the Code, subject to the same limitation in the preceding sentence. However, the right of each REMIC Note to receive payments in respect of Carryover Shortfall Amounts will not qualify as an asset described in Section 7701(a)(19)(C) of the Code, as a real estate asset under Section 856(c)(5)(B) of the Code or as a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code. As a result, the REMIC Notes may not be a suitable investment for a REMIC, a real estate investment trust or an entity intending to qualify under Section 7701(a)(19)(C) of the Code.

For further information regarding the federal income tax consequences of investing in the REMIC Notes, we refer you to “Material Federal Income Tax Considerations” in the prospectus.

No Withholding on Net Swap Payments Payable to Trust by Swap Provider

The Trust Agreement will restrict any transfer of the Trust Certificate unless the proposed transferee of such Trust Certificate (1) provides to the Securities Administrator the appropriate tax certification form that would eliminate any withholding or deduction for taxes from amounts payable by the each Swap Provider pursuant to the related Interest Rate Swap Agreement, to the Securities Administrator on behalf of the Trust (i.e., IRS Form W-9 or IRS Form W-8BEN, W-8IMY, W-8EXP or W-8ECI, as applicable (or any successor form thereto), together with any applicable attachments) and (2) agrees to update such forms (i) upon expiration of any such form, (ii) as required under then applicable U.S. Treasury regulations and (iii) promptly upon learning that such form has become obsolete or incorrect, each as a condition to such transfer. Under the Trust Agreement, upon receipt of any such tax certification form from a proposed transferee of the Trust Certificate, the Securities Administrator will forward such tax certification form provided to it to the related Swap Provider. The holder of the Trust Certificate and any transferee thereof will be deemed to have consented to the Securities Administrator forwarding to the related Swap Provider any such tax certification form it has provided and updated in accordance with these transfer restrictions. Any purported sales or transfers of the Trust Certificate to a transferee which does not comply with the requirements of this paragraph will be deemed null and void under the Trust Agreement. So long as the holder of the Trust Certificate complies with these restrictions and the related Swap Provider receives the appropriate tax certification forms as described above, under current federal income tax law, there will be no withholding or deduction for taxes from any amounts payable by the related Swap Provider, pursuant to the related Interest Rate Swap Agreement, to the Securities Administrator on behalf of the Trust. In addition, upon a REMIC Conversion as described in the Trust Agreement, the Trust Agreement will provide for delivery to the related Swap Provider of the appropriate tax certification from the owner of the related Group I Derivative Account or the related Group II Derivative Account, for federal income tax purposes, forms that would eliminate any withholding or deduction for taxes from amounts payable by the related Swap Provider pursuant to the related Interest Rate Swap Agreement, to the Securities Administrator on behalf of the Trust, (i.e., IRS Form W-9 or IRS Form W-8BEN, W-8IMY, W-8EXP or W-8ECI, as applicable (or any successor form thereto), together with any applicable attachments) and any updates thereto from the then applicable persons required to provide such forms to the related Swap Provider.

SECONDARY MARKET

There can be no assurance that a secondary market for the Offered Notes will develop or, if it does develop, that it will continue. The primary source of information available to investors concerning the Offered Notes will be the monthly statements discussed in the prospectus under “Description of the Notes—Reports to Noteholders”, which will include information as to the Note Principal Balance of the Offered Notes and the status of the applicable form of credit enhancement. There can be no assurance that any additional information regarding the Offered Notes will be available through any other source. In addition, the Depositor is not aware of any source through which price information about the Offered Notes will be generally available on an ongoing basis. The limited nature of information regarding the Offered Notes may adversely affect the liquidity of such Notes, even if a secondary market for such Notes becomes available.

LEGAL OPINIONS

Legal matters relating to the Notes will be passed upon for the Issuing Entity, the Depositor, the Sponsor and American Home by Thacher Proffitt & Wood LLP, New York, New York and for the Underwriters by McKee Nelson LLP, Washington, D.C.

LEGAL PROCEEDINGS

There are no material legal proceedings pending against the Sponsor, the Depositor, the Trustee, the Issuing Entity, the Master Servicer, any affiliated Servicer, the Servicer, the Originator or the Securities Administrator, or with respect to which the property of any of the foregoing transaction parties is subject, that are material to the Noteholders. No legal proceedings against any of the foregoing transaction parties is known to be contemplated by governmental authorities, that are material to the Noteholders.

AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS

The Sponsor, the Issuing Entity, the Depositor, the Originator and Servicer are affiliated parties. Wells Fargo is acting as both the Master Servicer and the Securities Administrator. There are no other affiliated parties. There are currently no business relationships, agreements, arrangements, transactions or understandings between (a) the Sponsor, the Depositor, the Servicer or the Issuing Entity and (b) any of the Indenture Trustee, the Master Servicer or the Securities Administrator, or any of their respective affiliates, that were entered into outside the normal course of business or that contain terms other than would be obtained in an arm’s length transaction with an unrelated third party and that are material to the investor's understanding of the Notes, or that, except as described in this free writing prospectus, relate to the Notes or the pooled assets. Except as discussed in this free writing prospectus, no such business relationship, agreement, arrangement, transaction or understanding has existed during the past two years.

RATINGS

It is a condition to the issuance of the Offered Notes that the Notes receive at least the following ratings from S&P and Moody’s:

Notes	S&P	Moody's
Class I-1A-1	AAA	Aaa
Class I-1A-2	AAA	Aaa
Class I-1A-3	AAA	Aaa
Class I-2A-1	AAA	Aaa
Class I-2A-2	AAA	Aaa
Class I-3A-1	AAA	Aaa
Class I-3A-2	AAA	Aaa
Class II-A	AAA	Aaa
Class I-M-1	AA	Aa2
Class I-M-2	A	A2
Class I-M-3	BBB-	NR
Class II-M-1	AA	Aa2
Class II-M-2	A	A2
Class II-M-3	BBB+	Baa2
Class II-M-4	BBB	Baa3
Class II-M-5	BBB-	Ba2

The ratings of S&P and Moody’s assigned to mortgage-backed notes address the likelihood of the receipt by Noteholders of all distributions to which the Noteholders are entitled other than Basis Risk Shortfalls and Net WAC Shortfalls. The rating process addresses structural and legal aspects associated with the Notes, including the nature of the underlying mortgage loans. The ratings assigned to mortgage-backed notes do not represent any assessment of the likelihood that principal prepayments will be made by the mortgagors or the degree to which the rate and timing principal prepayments will differ from that originally anticipated. The ratings do not address the possibility that Noteholders might suffer a lower than anticipated yield due to non-credit events.

A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to the Notes are subsequently lowered for any reason, no person or entity is obligated to provide any additional credit support or credit enhancement with respect to the Notes.

The Depositor has not requested that any rating agency rate any class of Notes other than as stated above. However, there can be no assurance as to whether any other rating agency will rate any class of the Notes, or, if it does, what rating would be assigned by any other rating agency. A rating on any class of Notes by another rating agency, if assigned at all, may be lower than the ratings assigned to the Notes as stated above.

The rating agencies have stated that it is their standard policy to monitor ratings on publicly offered securities for which a rating has been provided, as to each rating agency rating each class of offered Notes in accordance with the rating agencies’ particular surveillance policies, unless the issuing requests a rating without surveillance. A rating agency will monitor the rating it issues on an ongoing basis and may update the rating after conducting its regular review of the issuing entity’s creditworthiness or after conducting a review of the status of the rating upon becoming aware of any information that might reasonably be expected to result in a change of rating. The Depositor has not requested that any rating agency not monitor their ratings of the offered Notes, and the Depositor has not requested that any rating agency use any monitoring procedures other than their standard monitoring procedures.

AVAILABLE INFORMATION

The Depositor is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information with the Commission. Reports and other information filed by the Depositor can be inspected and copied at the Public Reference Room maintained by the Commission at 100 F Street, NE, Washington, DC 20549, and its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; New York Regional Office, 233 Broadway, New York, New York 10279. Copies of the material can also be obtained from the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC 20549, at prescribed rates, and electronically through the Commission’s Electronic Data Gathering, Analysis and Retrieval system at the Commission’s Website (http://www.sec.gov). Information about the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (800) SEC-0330. Exchange Act reports as to any series filed with the Commission will be filed under the issuing entity’s name. The Depositor does not intend to send any financial reports to Noteholders.

The Issuing Entity’s annual reports on Form 10-K (including reports of assessment of compliance with the AB Servicing Criteria, attestation reports, and statements of compliance, discussed in “Description of the Notes — Reports to Noteholders” and “The Master Servicing Agreement and Servicing Agreement—Evidence as to Compliance” in this free writing prospectus, required to be filed under Regulation AB), periodic distribution reports on Form 10-D, certain current reports on Form 8-K and amendments to those reports filed by the Securities Administrator, together with such other reports to Noteholders or information about the securities as shall have been prepared and filed by the Securities Administrator with the Commission will be posted on the Securities Administrator’s internet web site as soon as reasonably practicable after it has been electronically filed with, or furnished to, the Commission. The address of the website is: www.ctslink.com.

This prospectus does not contain all of the information set forth in the registration statement (of which this prospectus forms a part) and exhibits thereto which the Depositor has filed with the Commission under the Securities Act and to which reference is hereby made.

REPORTS TO NOTEHOLDERS

The Securities Administrator will prepare on a monthly basis a statement containing, among other things, information relating to principal and interest distributions on the Notes and the status of the Mortgage Loan Pool, in accordance with Item 1121 of Regulation AB (17 CFR 229.1121) as described under “Description of the Notes — Reports to Noteholders” in this free writing prospectus. In addition, the Master Servicer and the Servicer will make available to the Depositor, the Indenture Trustee and the Master Servicer the compliance statements and attestation reports in accordance with Item 1122 and Item 1123 of Regulation AB (17 CFR 229.1122 and 229.1123) detailed under “The Master Servicing Agreement and Servicing Agreement—Evidence as to Compliance” in this free writing prospectus. Copies of these statements and reports will be filed with the SEC through its EDGAR system located at “http://www.sec.gov” under the name of the Issuing Entity for so long as the Issuing Entity is subject to the reporting requirement of the Securities Exchange Act of 1934, as amended.

The Securities Administrator will make the monthly statement described above available each month to Noteholders and the other parties to the Indenture via the Securities Administrator’s Internet website. The Securities Administrator will also make the periodic reports described in the prospectus under “Additional Information” relating to the Issuing Entity prepared and filed by the Securities Administrator available through its website as soon as reasonably practicable after they are filed with the SEC. The Securities Administrator’s Internet website will initially be located at www.ctslink.com. Assistance in using the website can be obtained by calling the Securities Administrator’s customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them at no charge via first class mail by calling the customer service desk.

INCORPORATION BY REFERENCE

The Depositor will provide or cause to be provided without charge to each person to whom this prospectus is delivered in connection with the offering of one or more classes of offered securities, upon written or oral request of the person, a copy of any or all the reports incorporated in this prospectus by reference, in each case to the extent the reports relate to one or more of such classes of the offered securities, other than the exhibits to the documents, unless the exhibits are specifically incorporated by reference in the documents. Requests should be directed in writing to American Home Mortgage Securities LLC, 538 Broadhollow Road, Melville, New York, 11747, or by telephone at (516) 396-7700. The Depositor has determined that its financial statements will not be material to the offering of any offered securities.

LEGAL INVESTMENT

The Class I-1A, Class I-2A, Class I-3A and Class I-M-1 Notes and will constitute “mortgage related securities” for purposes of SMMEA for so long as they are rated not lower than the second highest rating category by the Rating Agency and, as such, will be legal investments for entities to the extent provided in SMMEA. SMMEA, however, provides for state limitation on the authority of these entities to invest in “mortgage related securities” provided that restrictive legislation by the state was enacted prior to October 3, 1991. Some states have enacted legislation which overrides the preemption provisions of SMMEA. The Offered Notes, other than the Class I-1A, Class I-2A, Class I-3A and Class I-M-1 Notes, will not constitute “mortgage related securities” for purposes of SMMEA.

The Depositor makes no representations as to the proper characterization of any class of Notes for legal investment or other purposes, or as to the ability of particular investors to purchase any class of Notes under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Notes. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities are encouraged to consult with their legal advisors in determining whether and to what extent any class of Notes constitutes a legal investment or is subject to investment, capital or other restrictions.

See “Legal Investment” in the prospectus.

ERISA CONSIDERATIONS

ERISA and Section 4975 of the Code impose certain requirements on Plans and on persons who are fiduciaries with respect to such Plans. Any Plan fiduciary which proposes to cause a Plan to acquire any of the Notes would be required to determine whether such an investment is permitted under the governing Plan instruments and is prudent and appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. The DOL (as defined in the prospectus) has promulgated the DOL Regulations defining the term “Plan Assets” (as modified by Section 3(42) of ERISA) for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code. Under the DOL Regulations, generally, when a Plan acquires an “equity interest” in another entity (such as the Trust), the underlying assets of that entity may be considered to be Plan Assets. The DOL Regulations provide that the term “equity interest” means any interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no “substantial equity features.”

The Offered Notes

As of the date hereof, it is anticipated that the ratings of the Offered Notes and the traditional debt features of the Offered Notes should cause the Offered Notes to be treated as debt with no “substantial equity features” under the DOL Regulations. There can be no assurance given, however, that the Offered Notes are or will be treated as debt and not “equity interests” under the DOL Regulations. Moreover, the debt treatment of the Offered Notes for ERISA purposes could change subsequent to their issuance; that is, they could be treated as equity interests, if, for example, the ratings of the Offered Notes change. If the Offered Notes are treated as equity interests, the mortgage loans and other assets of the Trust may be considered to be Plan Assets. Because of the factual nature of certain of the above-described provisions of ERISA, the Code and the DOL Regulations, Plans or persons investing Plan Assets should carefully consider whether such an investment might constitute or give rise to a prohibited transaction under ERISA or the Code.

In addition, ERISA and the Code prohibit certain transactions involving the assets of a Plan and Parties in Interest (as defined in the prospectus) who have certain specified relationships to the Plan. Accordingly, even if the Offered Notes are treated as indebtedness under the DOL Regulations, prior to making an investment in the Offered Notes, investing Plans should determine whether the Issuing Entity, the Sponsor, the Depositor, the Underwriters, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Servicer, the Securities Administrator any other servicer, any administrator, any provider of credit support, including the Cap Contract Providers, Swap Provider, the owner of the Trust Certificate, which could be transferred subsequent to the purchase of an Offered Note by a Plan, or any of their affiliates is a Party in Interest with respect to such Plan and, if so, whether such transaction is subject to one or more statutory, regulatory or administrative exemptions. Additionally, an investment of the assets of a Plan in certain securities may cause the assets of the Issuing Entity of those securities to be deemed “Plan Assets” of such Plan, and any person with certain specified relationships to such Issuing Entity to be deemed a Party in Interest with respect to the investing Plan.

By acquiring an Offered Note, each purchaser will be deemed to represent that either (1) it is not acquiring the Offered Note with the assets of a Plan; or (2) (A) the acquisition, holding and transfer of the Offered Note will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) the Offered Notes are rated investment grade or better and such person believes that the Offered Notes are properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat the Offered Notes. Alternatively, regardless of the rating of the Offered Notes, such person may provide the Securities Administrator and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuing Entity, the Sponsor, the Depositor, the Underwriters, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Servicer, the Securities Administrator or any successor servicer which opines that the acquisition, holding and transfer of such Offered Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Sponsor, the Depositor, the Underwriters, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Servicer, the Securities Administrator or any successor servicer to any obligation in addition to those undertaken in the Indenture.

If any Offered Note is exchanged for a REMIC Note, each transferee of such REMIC Note will be deemed to have made the representations described in the preceding paragraph.

Any Plan fiduciary which proposes to cause a Plan to acquire any of the Offered Notes should consult with its counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of such Offered Notes.

GLOSSARY

Accrual Period— With respect to any Payment Date and the LIBOR Notes, the period from and including the preceding Payment Date (or in the case of the first Payment Date, from the Closing Date) to and including the day prior to the current Payment Date. With respect to any Payment Date and the Fixed Rate Notes, the calendar month prior to the month in which the related Payment Date occurs. Accrued Note Interest for the LIBOR Notes shall be calculated on the basis of the actual number of days in the Accrual Period and a 360-day year. Accrued Note Interest on the Fixed Rate Notes shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Accrued Note Interest— For any Payment Date and each class of Notes, interest accrued during the related Accrual Period at the then-applicable Note Interest Rate on the related Note Principal Balance thereof immediately prior to such Payment Date, plus any Accrued Note Interest remaining unpaid from any prior Payment Date with interest thereon at the related Note Interest Rate.

Additional Negative Amortization Principal Amount— For any Payment Date, the excess, if any, of (x) the related Negative Amortization Amount over (y) the Principal Remittance Amount for the Group I Loans (without regard to the last sentence of the definition thereof).

Agreements— The Servicing Agreement, the Master Servicing Agreement, the Indenture, the Trust Agreement, the Mortgage Loan Purchase Agreement, the Cap Contracts and the Interest Rate Swap Agreements.

AHMIC — American Home Mortgage Investment Corp.

Allocated Realized Loss Amount— With respect to any class of Notes, other than the Class II-A Notes, and any Payment Date, an amount equal to the sum of any Realized Loss allocated to that class of Notes on that Payment Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous Payment Dates, in each case, with interest thereon at the applicable Note Interest Rate for such Payment Date for such class for the related Accrual Period.

American Home — American Home Mortgage Investment Corp., together with its direct or indirect wholly-owned subsidiaries.

Available Funds— For any Payment Date and with respect to Loan Group I-1, Loan Group I-2, Loan Group I-3 and Loan Group II, an amount equal to the amount received by the Securities Administrator and available in the Payment Account on that Payment Date in respect of such loan groups that generally includes: (1) all previously undistributed payments on account of principal (including the principal portion of Monthly Payments, Principal Prepayments and the principal amount of Net Liquidation Proceeds) and all previously undistributed payments on account of interest (including the interest portion of any Net Liquidation Proceeds) received after the Cut-off Date and on or prior to the related Determination Date from the related loan group; (2) any Monthly Advances and Compensating Interest Payments on the related loan group made by the Master Servicer or Servicer for such Payment Date; (3) any amounts reimbursed by the Master Servicer in connection with losses on certain eligible investments in the Payment Account; and (4) any Prepayment Penalties with respect to the related mortgage loans; and net of (5) (i) fees payable to, and amounts reimbursable to the Master Servicer, the Servicer, the Securities Administrator, the Indenture Trustee and the custodian allocable to the related loan group and (ii) in the case of Loan Group I only, fees payable to, and amounts reimbursable to the Modified Pool Insurer. Investment earnings on amounts on deposit in the Payment Account are not part of Available Funds.

Available Funds Rate — Any of the Group I-1, Group I-2, Group II and Group I Subordinate Available Funds Rate, as applicable.

Bankruptcy Loss— Any loss resulting from a bankruptcy court, in connection with a personal bankruptcy of a mortgagor, (1) establishing the value of a mortgaged property at an amount less than the Outstanding Principal Balance of the mortgage loan secured by such mortgaged property or (2) reducing the amount of the Monthly Payment on the related mortgage loan.

Basic Principal Distribution Amount — With respect to any Payment Date and the Group I Loans, the lesser of (a) the excess of (i) the Available Funds relating to Loan Group I-1, Loan Group I-2 and Loan Group I-3 for such Payment Date over (ii) the aggregate amount of Accrued Note Interest for the Class I-A Notes and Class I-M Notes, for such Payment Date and (b) the Principal Remittance Amount for the Group I-1 Loans, Group I-2 Loans and Group I-3 Loans for such Payment Date. With respect to any Payment Date and the Group II Loans, the lesser of (a) the excess of (i) the Available Funds relating to Loan Group II for such Payment Date over (ii) the aggregate amount of Accrued Note Interest for the Class II-A Notes and Class II-M Notes for the Class II-A Notes, for such Payment Date and (b) the Principal Remittance Amount for the Group II Loans for such Payment Date.

Basis Risk Shortfall— With respect to the LIBOR Notes, on each Payment Date where clause (b) of the definition of “Note Interest Rate” is less than clause (a) of the definition of “Note Interest Rate,” the excess, if any, of (x) the aggregate Accrued Note Interest thereon for such Payment Date calculated pursuant to clause (a) of the definition of Note Interest Rate over (y) Accrued Note Interest thereon for such Payment Date calculated at the related Available Funds Rate.

Basis Risk Shortfall Carryforward Amount— With respect to each class of the LIBOR Notes, and any Payment Date, as determined separately for each such class of Notes, an amount equal to the aggregate amount of Basis Risk Shortfall for such Notes on such Payment Date, plus any unpaid Basis Risk Shortfall for such class of Notes from prior Payment Dates, plus interest thereon at the related Note Interest Rate for such Payment Date, to the extent previously unreimbursed by the related Net Monthly Excess Cashflow, the related Cap Contracts or the related Interest Rate Swap Agreements, as applicable.

Book-entry Notes— Each class of Notes issued, maintained and transferred at the DTC, Clearstream, Luxembourg or the Euroclear System.

Cap Contracts — The Class I-IA Cap Contract, Class I-2A Cap Contract, Class I-M Cap Contract and Group II Cap Contract.

Cap Contract Provider — The Class I-1A Cap Contract Provider, Class I-2A Cap Contract Provider, Class I-M Cap Contract Provider and Group II Cap Contract Provider, as applicable.

Cap Contract Provider Termination Event — As provided in the related Cap Contract, any default with respect to the related Cap Contract Provider with respect to the related Cap Contract where the related Cap Contract Provider is terminated and is not replaced by a new cap contract provider or the related Cap Contract Provider is unable to make payments.

Class I-A Notes— The Class I-1A Notes, Class I-2A and Class I-3A Notes.

Class I-A Principal Allocation Fraction— For any Payment Date and (i) the Class I-1A Notes, (ii) the Class I-2A Notes and (iii) the Class I-3A Notes, as determined separately, a fraction, (x) the numerator of which is the Principal Remittance Amount with respect to the mortgage loans in Loan Group I-1, Loan Group I-2 or Loan Group I-3, as applicable, to be distributed on that Payment Date, and (y) the denominator of which is the Principal Remittance Amount for all of the Group I Loans to be distributed on that Payment Date.

Class I-1A Cap Contract — The interest rate cap contract between the Owner Trustee on behalf of the Issuing Entity and the Class I-1A Cap Contract Provider primarily for the benefit of the Class I-1A Notes.

Class I-1A Cap Contract Provider — [_________________].

Class I-1A Interest Rate Swap Agreement — The interest rate swap agreement between the Owner Trustee on behalf of the Issuing Entity and the Class I-1A Swap Provider primarily for the benefit of the Class I-1A, Class I-2A and Class M Notes.

Class I-1A Notes— The Class I-1A-1, Class I-1A-2 and Class I-1A-3 Notes.

Class I-1A Swap Provider — [_________________].

Class I-2A Cap Contract — The interest rate cap contract between the Owner Trustee on behalf of the Issuing Entity and the Class I-2A Cap Contract Provider primarily for the benefit of the Class I-2A Notes.

Class I-2A Cap Contract Provider — [_________________].

Class I-2A Interest Rate Swap Agreement — The interest rate swap agreement between the Owner Trustee on behalf of the Issuing Entity and the Class I-2A Swap Provider primarily for the benefit of the Class I-1A, Class I-2A and Class M Notes.

Class I-2A Notes— The Class I-2A-1 Notes and Class I-2A-2 Notes.

Class I-2A Swap Provider — [_________________].

Class I-3A Notes— The Class I-3A-1 Notes and Class I-3A-2 Notes.

Class I-A Principal Distribution Amount — For any applicable Payment Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (1) the related Principal Distribution Amount for that Payment Date and (2) the excess (A) the Group I Principal Distribution Amount for such payment Date and (B) the excess ( if any) of (x) the aggregate Note Principal Balance of the Class I-1A Notes immediately prior to such Payment Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group I-1 Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) prior to the Payment Date in April 2013 approximately 86.875% and (ii) on or after the Payment Date in April 2013 approximately 89.500% and (b) the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group I Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) 0.50% of the Group I Cut-off Date Balance and any related Additional Negative Amortization Principal Amount.

Class I-M Cap Contract — The interest rate cap contract between the Owner Trustee on behalf of the Issuing Entity and the Class I-M Cap Contract Provider primarily for the benefit of the Class I-M Notes.

Class I-M Cap Contract Provider— [______________].

Class I-M Interest Rate Swap Agreement — The interest rate swap agreement between the Owner Trustee on behalf of the Issuing Entity and the Class I-M Swap Provider primarily for the benefit of the Class I-1A, Class I-2A and Class M Notes.

Class I-M Notes— The Class I-M-1, Class I-M-2 and Class I-M-3 Notes.

Class I-M Swap Provider — [_________________].

Class I-M-1 Principal Distribution Amount— For any applicable Payment Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Payment Date, an amount equal to (1) the remaining related Principal Distribution Amount for that Payment Date after payment of the Class I-A Principal Distribution Amount and (2) the excess (if any) of (x) the sum of (i) the aggregate Note Principal Balance of the Class I-A Notes (after taking into account the distribution of the Class I-A Principal Distribution Amount on such Payment Date) and (ii) the Note Principal Balance of the Class I-M-1 Notes immediately prior to such Payment Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group I Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) prior to the Payment Date in April 2013 approximately 92.375% and (ii) on or after the Payment Date in April 2013 approximately 93.900% and (b) the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group I Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) 0.50% of the Group I Cut-off Date Balance and any related Additional Negative Amortization Principal Amount.

Class I-M-2 Principal Distribution Amount— For any applicable Payment Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Payment Date, an amount equal to (1) the remaining related Principal Distribution Amount for that Payment Date after payment of the Class I-A Principal Distribution Amount and Class I-M-1 Principal Distribution Amount and (2) the excess (if any) of (x) the sum of (i) the aggregate Note Principal Balance of the Class I-A Notes and Class I-M-1 Notes (after taking into account the distribution of the Class I-A, and Class I-M-1 Principal Distribution Amounts on such Payment Date) and (ii) the Note Principal Balance of the Class I-M-2 Notes immediately prior to such Payment Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group I Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) prior to the Payment Date in April 2013 approximately 95.000% and (ii) on or after the Payment Date in April 2013 approximately 96.000% and (b) the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group I Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) 0.50% of the Group I Cut-off Date Balance and any related Additional Negative Amortization Principal Amount.

Class I-M-3 Principal Distribution Amount— For any applicable Payment Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Payment Date, an amount equal to (1) the remaining related Principal Distribution Amount for that Payment Date after payment of the Class I-A Principal Distribution Amount, Class I-M-1 Principal Distribution Amount and Class I-M-2 Principal Distribution Amount and (2) the excess (if any) of (x) the sum of (i) the aggregate Note Principal Balance of the Class I-A, Class I-M-1 and Class I-M-2 Notes (after taking into account the distribution of Class I-A, Class I-M-1 and Class I-M-2 Principal Distribution Amounts on such Payment Date) and (ii) the Note Principal Balance of the Class I-M-3 Notes immediately prior to such Payment Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group I Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) prior to the Payment Date in April 2013 approximately 98.750% and (ii) on or after the Payment Date in April 2013 approximately 99.000% and (b) the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group I Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) 0.50% of the Group I Cut-off Date Balance and any related Additional Negative Amortization Principal Amount.

Class II-A Notes— The Class II-A Notes.

Class II-A Principal Distribution Amount — For any applicable Payment Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Payment Date, an amount equal to the excess (if any) of (x) the aggregate Note Principal Balance of the Class II-A Notes immediately prior to such Payment Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group II Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) approximately 41.60% and (ii) the aggregate Stated Principal Balance of the Group II Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) 0.50% of the Group II Cut-off Date Balance.

Class II-M Notes— The Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-M-5 Notes.

Class II-M-1 Principal Distribution Amount — For any applicable Payment Date an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Note Principal Balance of the Class II-A Notes (after taking into account the distribution of the Class II-A Principal Distribution Amount on such Payment Date) and (ii) the Note Principal Balance of the Class II-M-1 Notes immediately prior to such Payment Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group II Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) approximately 59.30% and (ii) the aggregate Stated Principal Balance of the Group II Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) 0.50% of the Group II Cut-off Date Balance.

Class II-M-2 Principal Distribution Amount — For any applicable Payment Date an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Note Principal Balance of the Class II-A and Class II-M-1 Notes (after taking into account the distribution of the Class II-A and Class II-M-1 Principal Distribution Amounts on such Payment Date) and (ii) the Note Principal Balance of the Class II-M-2 Notes immediately prior to such Payment Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group II Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) approximately 72.30% and (ii) the aggregate Stated Principal Balance of the Group II Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) 0.50% of the Group II Cut-off Date Balance.

Class II-M-3 Principal Distribution Amount — For any applicable Payment Date an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Note Principal Balance of the Class II-A, Class II-M-1 and Class II-M-2 (after taking into account the distribution of the Class II-A, Class II-M-1 and Class II-M-2 Principal Distribution Amounts on such Payment Date) and (ii) the Note Principal Balance of the Class II-M- 3 Notes immediately prior to such Payment Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group II Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) approximately 81.60% and (ii) the aggregate Stated Principal Balance of the Group II Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) 0.50% of the Group II Cut-off Date Balance.

Class II-M-4 Principal Distribution Amount — For any applicable Payment Date an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Note Principal Balance of the Class II-A, Class II-M-1, Class II-M-2 and Class II-M-3 (after taking into account the distribution of the Class II-A, Class II-M-1, Class II-M-2 and Class II-M-3 Principal Distribution Amounts on such Payment Date) and (ii) the Note Principal Balance of the Class II-M-4 Notes immediately prior to such Payment Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group II Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) approximately 84.70% and (ii) the aggregate Stated Principal Balance of the Group II Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) 0.50% of the Group II Cut-off Date Balance.

Class II-M-5 Principal Distribution Amount — For any applicable Payment Date an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Note Principal Balance of the Class II-A, Class II-M-1, Class II-M-2, Class II-M-3 and Class II-M-4 (after taking into account the distribution of the Class II-A, Class II-M-1, Class II-M-2, Class II-M-3 and Class II-M-4 Principal Distribution Amounts on such Payment Date) and (ii) the Note Principal Balance of the Class II-M-5 Notes immediately prior to such Payment Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group II Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) approximately 92.00% and (ii) the aggregate Stated Principal Balance of the Group II Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) 0.50% of the Group II Cut-off Date Balance.

Class M Notes — The Class I-M Notes and Class II-M Notes.

Closing Date— April 20, 2007.

Compensating Interest— Any payments made by the Master Servicer or the Servicer pursuant to the Master Servicing Agreement and Servicing Agreement, as applicable, to cover Prepayment Interest Shortfalls.

CPR — A constant rate of prepayment on the mortgage loans.

Credit Enhancement Percentage— With respect to the Class I-A Notes and any Payment Date, the percentage equivalent of a fraction, the numerator of which is (a) the sum of the aggregate Note Principal Balance of the Class I-M Notes and the related Overcollateralized Amount and the denominator of which is (b) the aggregate Stated Principal Balance of the related mortgage loans at the end of the related Due Period. With respect to the Class II-A Notes and any Payment Date, the percentage equivalent of a fraction, the numerator of which is (a) the sum of the aggregate Note Principal Balance of the Class II-M Notes and the related Overcollateralization Amount and the denominator of which is (b) the aggregate Stated Principal Balance of the related mortgage loans at the end of the related Due Period.

Cut-off Date— April 1, 2007.

Debt Service Reduction— With respect to any mortgage loan, a reduction in the scheduled monthly payment for such mortgage loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Deficient Valuation — With respect to any mortgage loan, a valuation by a court of competent jurisdiction of the related mortgaged property in an amount less than the then outstanding indebtedness under the mortgage loan, or any reduction in the amount of principal to be paid in connection with any scheduled monthly payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

Delinquency Rate— For any month, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all mortgage loans 60 or more days delinquent (including all foreclosures, mortgage loans subject to bankruptcy proceedings and REO properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate Stated Principal Balance of the mortgage loans as of the close of business on the last day of such month, or Due Period, as applicable.

Delinquent — A mortgage loan is considered to be: “30 to 59 days” or “30 or more days” delinquent, in accordance with the “OTS” method, when a payment due on any scheduled due date remains unpaid as of the close of business on the next following monthly scheduled due date; “60 to 89 days” or “60 or more days” delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the second following monthly scheduled due date; and so on. The determination as to whether a mortgage loan falls into these categories is made as of the close of business on the last business day of each month. For example, a mortgage loan with a payment due on July 1 that remained unpaid as of the close of business on August 31 would then be considered to be 30 to 59 days delinquent.

Depositor — American Home Mortgage Securities LLC.

Determination Date— With respect to any Payment Date, the 18th day of the related month or, if such day is not a business day, the immediately preceding business day.

Disregarded Entity— Any entity that is wholly owed by a real estate investment trust and that, for federal income tax purposes, is disregarded as an entity separate from such real estate investment trust, including any qualified REIT subsidiary, within the meaning of Section 856(i) of the Code.

DOL Regulations — The Regulations provided under 29 C.F.R. Section 2510.3-101.

Due Date— With respect to each mortgage loan, the date in each month on which its Monthly Payment is due, exclusive of any days of grace.

Due Period— With respect to any Payment Date and the mortgage loans, the period commencing on the second day of the month immediately preceding the month in which such Payment Date occurs and ending on the first day of the month in which such Payment Date occurs.

Eligible Account — Either (i) an account maintained with a federal or state chartered depository institution or trust company having corporate trust powers, the short term deposit or debt obligations of which (or of such institution’s parent holding company) are rated at least A-1 by S&P at the time of any deposit therein and the long term deposit or debt obligations of which (or of such institution’s parent holding company) are rated in one of the three highest long term rating categories of S&P at the time of deposit therein or (ii) an account maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity. Eligible Accounts may be with the Indenture Trustee (provided that it otherwise meets the requirements of the foregoing definition) and may bear interest.

The Eligible Account shall be separate and identifiable, segregated from all other accounts maintained with the holding institution. Such Eligible Account shall not be evidenced by a certificate of deposit, a passbook, or other instrument.

Equity Securities— The Trust Certificate and each Class of Restricted Notes and.

Event of Default— Any one of the following: (a) the failure by the Issuing Entity to pay Accrued Note Interest on any Class of Notes with respect to a Payment Date on such Payment Date; (b) a default by the Issuing Entity in the observance of certain negative covenants in the Indenture; (c) a default by the Issuing Entity in the observance of any other covenant of the Indenture, and the continuation of any such default for a period of thirty days after notice to the Issuing Entity by the Indenture Trustee or by the Holders of at least 25% of the aggregate Note Principal Balance of the Notes, as applicable; (d) any representation or warranty made by the Issuing Entity in the Indenture or in any Note or other writing delivered pursuant thereto having been incorrect in a material respect as of the time made, and the circumstance in respect of which such representation or warranty is incorrect not having been cured within thirty days after notice thereof is given to the Issuing Entity by the Indenture Trustee or by the Holders of at least 25% of the aggregate Note Principal Balance of the Notes, as applicable; (e) certain events of bankruptcy, insolvency, receivership or reorganization of the Issuing Entity; (f) the failure by the Issuing Entity on the final scheduled Payment Date to pay all Accrued Note Interest, all remaining Basis Risk Shortfall Carryforward Amounts, Net WAC Shortfall Carryforward Amounts and to reduce the Note Principal Balances of all of the Notes to zero or (g) the Trust becomes subject to taxation as a corporation.

Fixed Rate Note— Any Class I-3A Note.

Floor Contract — The Group II Floor Contract.

Floor Contract Provider — The Group II Floor Contract Provider.

Floor Contract Provider Termination Event — As provided in the Group II Floor Contract, any default with respect to the Group II Floor Contract Provider with respect to the Group II Floor Contract where the Group II Floor Contract Provider is terminated and is not replaced by a new floor contract provider or the Group II Floor Contract Provider is unable to make payments.

Group I-1 Available Funds Rate — On any Payment Date and for the Class I-1A Notes, the product of (a) the lesser of (i) (A) the Weighted Average Adjusted Net Mortgage Rate on the Group I-1 Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) minus (B) an amount, expressed as a per annum rate, the numerator of which is equal to the sum of (x) the product of (I) any Net Swap Payment owed to the Class I-1A Swap Provider divided by the outstanding Stated Principal Balance of the Group I-1 Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) and (II) 12 and (y) the product of (I) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the Trust to the r Class I-1A Swap Provider, divided by the outstanding Stated Principal Balance of the Group I-1 Loans and (II) 12, and (ii) the product of (A) (i) the Available Funds with respect to Group I-1 Loans minus (II) any Net Swap Payment or Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) owed to the Class I-1A Swap Provider and (B) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Group I-1 Loans as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), and (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period.

Group I-2 Available Funds Rate — On any Payment Date and for the Class I-2A Notes, the product of (a) the lesser of (i) (A) the Weighted Average Adjusted Net Mortgage Rate on the Group I-2 Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) minus (B) an amount, expressed as a per annum rate, the numerator of which is equal to the sum of (x) the product of (I) any Net Swap Payment owed to the Class I-2A Swap Provider divided by the outstanding Stated Principal Balance of the Group I-2 Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) and (II) 12 and (y) the product of (I) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the Trust to the Class I-2A Swap Provider, divided by the outstanding Stated Principal Balance of the Group I-2 Loans and (II) 12, and (ii) the product of (A) (i) the Available Funds with respect to Group I-2 Loans minus (II) any Net Swap Payment or Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) owed to the Class I-2A Swap Provider and (B) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Group I-2 Loans as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), and (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period.

Group I Cap Contract Provider — The Class I-1A Cap Contract Provider, Class I-2A Cap Contract Provider and Class I-M Cap Contract Provider, as applicable.

Group I Cut-off Date Balance— The aggregate Stated Principal Balance of the Group I Loans as of the Cut-off Date.

Group I-1 Cut-off Date Balance— The aggregate Stated Principal Balance of the Group I-1 Loans as of the Cut-off Date.

Group I-2 Cut-off Date Balance— The aggregate Stated Principal Balance of the Group I-2 Loans as of the Cut-off Date.

Group I-3 Cut-off Date Balance— The aggregate Stated Principal Balance of the Group I-3 Loans as of the Cut-off Date.

Group I Swap Provider — The Class I-1A Swap Provider, Class I-2A Swap Provider and Class I-M Swap Provider, as applicable.

Group I Subordinate Available Funds Rate — For any Payment Date and any Class of Class I-M Notes, (a) the weighted average of the Group I-1 Available Funds Rate, Group I-2 Available Funds Rate and Weighted Average Adjusted Net Mortgage Rate on the Group I-3 Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), weighted in proportion to the results of subtracting from the aggregate stated principal balance of the mortgage loans of Group I-1, Group I-2 and Group I-3, the aggregate Note Principal Balance of the related Class I-A Notes minus (b) an amount, expressed as a per annum rate, the numerator of which is equal to the sum of (x) the product of (i) any Net Swap Payment owed to the Class I-M Swap Provider with respect to the Class I-M Swap Agreement divided by the outstanding Stated Principal Balance of the Group I Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) and (ii) 12 and (y) the product of (i) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the Trust in respect of the Class I-M Swap Agreement, divided by the outstanding Stated Principal Balance of the Group I Loans and (ii) 12.

Group II Available Funds Rate — On any Payment Date and any class of Class II-A Notes and Class II-M Notes (other than the Class II-M-5 Notes), the per annum rate equal to the product of (a) the weighted average Adjusted Net Mortgage Rate on the Group II Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), times (b) a fraction equal to (x) 30 divided by (y) the number of days in the related Accrual Period minus (c) an amount, expressed as a per annum rate, the numerator of which is equal to the sum of (x) the product of (i) any Net Swap Payment owed to the Swap Provider divided by the outstanding Stated Principal Balance of the Group II Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) and (ii) 12 and (y) the product of (i) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the Trust, divided by the outstanding Stated Principal Balance of the Group II Loans and (ii) the quotient of 360 divided by the actual number of days in the related Accrual Period.

Group II Cap Contract — The interest rate cap contract between the Owner Trustee on behalf of the Issuing Entity and the Group II Cap Contract Provider primarily for the benefit of the Class II-A Notes and Class II-M Notes.

Group II Cap Contract Provider— [___________________].

Group II Cut-off Date Balance — The aggregate Stated Principal Balance of the Group II Loans as of the Cut-off Date.

Group II Floor Contract - The interest rate floor contract between the Owner Trustee on behalf of the Issuing Entity and the Group II Floor Contract Provider primarily for the benefit of the Class II-A Notes and Class II-M Notes.

Group II Floor Contract Provider— [___________________].

Group II Interest Rate Swap Agreement — The interest rate swap agreement contract between the Owner Trustee on behalf of the Issuing Entity and the Group II Swap Provider primarily for the benefit of the Class II-A Notes and Class II-M Notes.

Group II Swap Provider— [___________________].

Indenture — The Indenture dated as of April 20, 2007, between the Issuing Entity, the Securities Administrator and the Indenture Trustee.

Indenture Trustee— Deutsche Bank National Trust Company, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

Insurance Proceeds— Amounts paid by an insurer under any primary mortgage insurance policy, standard hazard insurance policy, flood insurance policy or title insurance policy covering any mortgage loan or mortgaged property other than amounts required to be paid over to the mortgagor pursuant to law or the related mortgage note and other than amounts used to repair or restore the mortgaged property or to reimburse certain expenses.

Interest Determination Date— With respect each class of LIBOR Notes (i) the first Accrual Period, the second LIBOR Business Day preceding the Closing Date, and (ii) with respect to each Accrual Period thereafter, the second LIBOR Business Day preceding the related Payment Date on which such Accrual Period commences.

Interest Rate Swap Agreements — The Class I-1A Interest Rate Swap Agreement, Class I-2A Interest Rate Swap Agreement, Class I-M Interest Rate Swap Agreement and Group II Interest Rate Swap Agreement.

Issuing Entity or Trust — American Home Mortgage Investment Trust 2007-2, a Delaware statutory trust, or its successor in interest.

LIBOR Business Day— A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

LIBOR Note— Any Class I-1A, Class I-2A, Class II-A, Class I-M, Class II-M-1, Class II-M-2, Class II-M-3 or Class II-M-4 Note.

Liquidated Mortgage Loan— Any defaulted mortgage loan as to which the Servicer has determined that all amounts which it expects to recover from or on account of such mortgage loan have been recovered.

Liquidation Proceeds— Amounts received by the Servicer in connection with the liquidation of a defaulted mortgage loan whether through trustee’s sale, foreclosure sale, proceeds of insurance policies, condemnation proceeds or otherwise.

Loan Group— Loan Group I-1, Loan Group I-2, Loan Group I-3 and Loan Group II, as applicable.

Master Servicer— Wells Fargo Bank, National Association, or its successor in interest.

Master Servicing Agreement — The Master Servicing Agreement dated as of April 20, 2007, among the Master Servicer, Securities Administrator, Indenture Trustee and Issuing Entity.

Minimum Monthly Payment— The minimum amount required to be paid by the mortgagor pursuant to the terms of a mortgage note related to a Group I Loan.

Modified Pool Insurer — Radian Guaranty Inc.

Modified Pool Insurer Fee — With respect to any distribution date and each mortgage loan covered by the Modified Pool Policy, the fee payable to the insurer at a rate equal to 1/12th of the Modified Pool Insurer Fee Rate multiplied by the Stated Principal Balance of such mortgage loan as of the beginning of the related Due Period.

Modified Pool Insurer Fee Rate — With respect to each mortgage loan covered by the Modified Pool Policy, the per annum rate payable to the insurer under the policy.

Modified Pool Policy — The modified pool insurance policy issued by the Modified Pool Insurer in favor of certain of the Group I Loans.

Monthly Advance— The aggregate of all payments of principal and interest, net of the Servicing Fee, that were due during the related Due Period on the mortgage loans and that were delinquent on the related Due Date (other than shortfalls in interest due to the application of the Relief Act or similar state law).

Monthly Payments— For any mortgage loan and any month, the scheduled payment or payments of principal and interest due during such month on such mortgage loan which either is payable by a mortgagor in such month under the related mortgage note, or in the case of any mortgaged property acquired through foreclosure or deed-in-lieu of foreclosure, would otherwise have been payable under the related mortgage note.

Moody's — Moody’s Investors Service, Inc.

Mortgage Loan Purchase Agreement— The mortgage loan purchase agreement relating to American Home Mortgage Investment Trust 2007-2, dated as of April 20, 2007, between American Home Mortgage Acceptance, Inc. and the Depositor.

Negative Amortization Amount— With respect to any Payment Date and the Class I-1A Notes, the aggregate amount of negative amortization with respect to the Group I-1 Loans for the related Due Period. With respect to any Payment Date and the Class I-M Notes, the aggregate amount of negative amortization with respect to the Group I Loans for the related Due Period.

Net Liquidation Proceeds— With respect to any Liquidated Mortgage Loan, Liquidation Proceeds and Subsequent Recoveries net of unreimbursed Servicing Advances by the Servicer, Monthly Advances and Liquidation Expenses.

Net Monthly Excess Cashflow — With respect to Loan Group I for any Payment Date, the sum of (a) the excess of (i) the Available Funds relating to Loan Group I-1, Loan Group I-2 and Loan Group I-3 for such Payment Date over (ii) the sum for such Payment Date of (X) the aggregate amount of Accrued Note Interest on the Class I-A Notes and Class I-M Notes and (Y) the aggregate related Principal Remittance Amount used to make payments in respect of principal to the Class I-A Notes and Class I-M Notes and (b) the related Overcollateralization Release Amount. With respect to Loan Group II, for any Payment Date, the sum of (a) the excess of (i) the Available Funds relating to Loan Group II for such Payment Date over (ii) the sum for such Payment Date of (X) the aggregate amount of Accrued Note Interest on the Class II-A Notes and Class II-M Notes and (Y) the aggregate Principal Remittance Amount used to make payments in respect of principal to the Class II-A Notes and Class II-M Notes and (b) the related Overcollateralization Release Amount.

Net Mortgage Rate— For any mortgage loan, the then applicable mortgage rate thereon less the Servicing Fee Rate, expressed as a per annum rate, and the Modified Pool Insurer Fee Rate, if applicable.

Net Rate Cap — With respect to any Payment Date and the REMIC Notes and REMIC Certificates, a per annum rate, equal to the weighted average of the Net Mortgage Rates of the related mortgage loans for such Payment Date.

Net WAC Rate — With respect to any Payment Date and for any REMIC Notes, a per annum rate equal to the weighted average of the Net Mortgage Rates of the related mortgage loans as of the first day of the month preceding the month in which such Payment Date occurs minus (i) the Servicing Fee Rate and (ii) minus any Net Swap Payment and any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) owed to the related Swap Provider, expressed as a per annum rate.

Note Interest Rate— With respect to each Payment Date and the Class I-1A, Class I-2A, Class II-A, Class I-M and Class II-M Notes (other than the Class II-M-5 Notes), the lesser of (a) One-Month LIBOR plus the related Note Margin and (b) the related Available Funds Rate. With respect to each Payment Date and the Class I-3A-1 Notes and Class I-3A-2 Notes, 6.00% per annum and 6.00%per annum, respectively.

Note Margin— For each class of LIBOR Notes listed below, the per annum rate indicated in the following table:

Note Margin
Class (1)	(2)
Class I-1A-1%	%
Class I-1A-2%	%
Class I-1A-3%	%
Class I-2A-1%	%
Class I-2A-2%	%
Class II-A %	%
Class I-M-1%	%
Class I-M-2%	%
Class I-M-3%	%
Class II-M-1%	%
Class II-M-2%	%
Class II-M-3%	%
Class II-M-4%	%
________________
(1) On any Payment Date on or prior to the Step-Up Date.
(2) On any Payment Date after the Step-Up Date.
Note Owner— Any person who is the beneficial owner of a Book-entry Note.

Note Principal Balance— With respect to any Note, as of any date of determination, the initial Note Principal Balance as stated on the face thereof, minus all amounts distributed in respect of principal with respect to such Note and (a) plus any Subsequent Recoveries allocated thereto and (b) minus the aggregate amount of any reductions in the Note Principal Balance thereof deemed to have occurred in connection with allocations of Realized Losses on all prior Payment Dates as described in this free writing prospectus. Interest will accrue on the Note Principal Balance of the Notes as reduced as provided in this definition.

Noteholder— A holder of a Note.

Notes — Any Class I-A, Class II-A, Class I-M and Class II-M Notes.

Offered Notes— Class I-1A-1, Class I-1A-2, Class I-1A-3, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2, Class II-A, Class I-M-1, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-M-5 Notes.

One-Month LIBOR— The average of interbank offered rates for one-month U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal and are most recently available as of the time specified in the related mortgage note.

One-Year LIBOR— The average of interbank offered rates for one-year U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal and are most recently available as of the time specified in the related mortgage note.

One-Year MTA— The twelve-month moving average monthly yield on United States Treasury Securities adjusted to a constant maturity of one year, as published by the Federal Reserve Board in the Federal Reserve Statistical Release “Selected Interest Rates (H.15)”, determined by averaging the monthly yields for the most recently available twelve months.

One-Year CMT— The weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as reported by the Federal Reserve Board in statistical Release No. H.15(519), as most recently available as of the date forty-five days, thirty-five days or thirty days prior to the adjustment date or on the adjustment date, as published in the place specified in the related mortgage note and as made available as of the date specified in the related mortgage note.

Outstanding Principal Balance— With respect to a mortgage loan, the principal balance of such mortgage loan remaining to be paid by the mortgagor or, in the case of an REO Property, the principal balance of the related mortgage loan remaining to be paid by the mortgagor at the time such property was acquired by the trust.

Overcollateralization Increase Amount— With respect to the Group I Loans and Group II Loans, with respect to any Payment Date, the lesser of (i) the related Net Monthly Excess Cashflow for such Payment Date and (ii) the excess, if any, of (a) the related Overcollateralization Target Amount over (b) the related Overcollateralized Amount on such Payment Date (after taking into account payments to the related Notes of the related Basic Principal Distribution Amount on such Payment Date).

Overcollateralization Release Amount — For any Payment Date and Loan Group I, an amount equal to the lesser of (x) the Principal Remittance Amount with respect to the Group I Loans for such distribution date and (y) the excess, if any, of (i) the related Overcollateralized Amount (after giving effect to distributions in respect of the Principal Remittance Amount with respect to the Group I Loans to be made on such Payment Date) for such Payment Date over (ii) the related Overcollateralization Target Amount for such Payment Date. For any Payment Date and Loan Group II, an amount equal to the lesser of (x) the Principal Remittance Amount with respect to the Group II Loans for such distribution date and (y) the excess, if any, of (i) the related Overcollateralized Amount (after giving effect to distributions in respect of the Principal Remittance Amount with respect to the Group II Loans to be made on such Payment Date) for such Payment Date over (ii) the related Overcollateralization Target Amount for such Payment Date.

Overcollateralization Target Amount— With respect to Loan Group I, and any Payment Date, the sum of (x) the aggregate Additional Negative Amortization Principal Amount on the Group I Loans since the Cut-off Date and (y) (1) prior to the Group I Stepdown Date, 0.50% of the Group I Cut-off Date Balance or (2) on or after the Group I Stepdown Date, an amount equal to the greater of (a) on any Payment Date (i) prior to the Payment Date in April 2013, 1.25% of the aggregate Stated Principal Balance of the Group I Loans and (ii) on any Payment Date on or after the Payment Date in April 2013, 1.00% of the aggregate Stated Principal Balance of the Group I Loans and (b) 0.50% of the Group I Cut-off Date Balance; provided, however, that on or after the Group I Stepdown Date, if a related Trigger Event is in effect, the Overcollateralization Target Amount with respect to the Group I Loans will be the same as on the prior Payment Date.

With respect to Loan Group II, and any Payment Date, (i) prior to the Group II Stepdown Date, an amount equal to the product of (x) 4.00% and (y) the Group II Cut-off Date Balance and (ii) on or after the Group II Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 8.00% of the aggregate stated principal balance of the Group II Loans as of the last day of the related Due Period and (y) the product of (A) 0.50% and (B) the Group II Cut-off Date Balance and (iii) on or after the Group II Stepdown Date if a Trigger Event is in effect, the related Overcollateralization Target Amount for the immediately preceding Payment Date.

Overcollateralized Amount— For any Payment Date and for Loan Group I, the amount, if any, by which (i) the aggregate Stated Principal Balance of the related mortgage loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, including Realized Losses on the mortgage loans incurred during the related Prepayment Period) exceeds (ii) the aggregate Note Principal Balance of the Class I-A Notes and Class I-M Notes as of such Payment Date (assuming that 100% of the related Principal Remittance Amount is applied as a principal payment on these Notes on such Payment Date). For any Payment Date and for Loan Group II, the amount, if any, by which (i) the aggregate Stated Principal Balance of the related mortgage loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, including Realized Losses on the mortgage loans incurred during the related Prepayment Period) exceeds (ii) the aggregate Note Principal Balance of the Class II-A Notes and Class II-M Notes as of such Payment Date (assuming that 100% of the related Principal Remittance Amount is applied as a principal payment on these Notes on such Payment Date).

Owner Trustee— Wilmington Trust Company of Delaware and its successors and assigns or any successor owner trustee appointed pursuant to the .terms of the Trust Agreement.

Payment Account— The account established by the Securities Administrator pursuant to the Indenture.

Payment Cap— 7.50% of the Minimum Monthly Payment of each Group I-1 Loan and Group I-2 Loan.

Payment Date— In each month, the 25th day of the month or, if that day is not a business day, the next business day.

Prepayment Penalty— Any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note.

Prepayment Period— With respect to any Payment Date is the calendar month immediately preceding the month in which such Payment Date occurs.

Principal Distribution Amount— For any Payment Date, with respect to the Group I Loans and Group II Loans, an amount equal to sum of (a) the related Basic Principal Distribution Amount and (b) the related Overcollateralization Increase Amount, less (c) the related Overcollateralization Release Amount.

Principal Prepayment— Any payment or other recovery of principal on a mortgage loan which is received in advance of its scheduled Due Date to the extent that it is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including Insurance Proceeds and Repurchase Proceeds, but excluding the principal portion of Net Liquidation Proceeds received at the time a mortgage loan becomes a Liquidated Mortgage Loan.

Principal Remittance Amount— For any Payment Date and any Loan Group, or the mortgage loans in the aggregate, as applicable, the sum of

(i)	the principal portion of all scheduled monthly payments on the related mortgage loans due on the related Due Date, to the extent received or advanced;

(ii)
the principal portion of all proceeds of the repurchase of a mortgage loan in the related Loan Group (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the Mortgage Loan Purchase Agreement during the preceding calendar month; and

(iii)
the principal portion of all other unscheduled collections received during the preceding calendar month in respect of the related mortgage loans, including full and partial prepayments, the proceeds of any repurchase of such mortgage loans by the Sponsor or holder of the Trust Certificate, Liquidation Proceeds and Insurance Proceeds, in each case to the extent applied as recoveries of principal.

In addition, with respect to the Group I-1 Loans, the Principal Remittance Amount shall be reduced (to not less than zero) by the Negative Amortization Amount on the Group I-1 Loans.

Protected Account— An account established and maintained for the benefit of Noteholders by the Servicer with respect to the related Mortgage Loans and with respect to REO Property pursuant to the Servicing Agreement.

Rating Agencies— S&P and Moody’s.

Realized Loss— With respect to a mortgage loan is (1) a Deficient Valuation, or (2) as to any Liquidated Mortgage Loan, the unpaid principal balance thereof plus accrued and unpaid interest thereon at the mortgage rate through the last day of the month of liquidation less the Net Liquidation Proceeds with respect to such mortgage loan and the related mortgaged property.

Record Date— For each class of LIBOR Notes, and each Payment Date, will be the close of business on the business day immediately preceding such Payment Date; provided, however, if any such Note is no longer a Book-Entry Note, the “Record Date” for such class of Notes shall be the close of business on the last business day of the calendar month preceding such Payment Date. For each of the Fixed Rate Notes and each Payment Date, the close of business on the last business day of the calendar month preceding such Payment Date.

Reference Banks— Leading banks selected by the Securities Administrator and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Telerate Screen Page 3750 on the Interest Determination Date in question, (iii) which have been designated as such by the Securities Administrator and (iv) not controlling, controlled by, or under common control with, the Depositor, the Sponsor, the Master Servicer or the Servicer.

Relief Act Shortfall— For any Payment Date and any mortgage loan, any shortfalls relating to the Relief Act or similar legislation or regulations.

REO Property— A mortgage property acquired by the trust through foreclosure or deed-in-lieu of foreclosure.

Repurchase Price— With respect to any mortgage loan required to be repurchased, an amount equal to the sum of the following: (i) 100% of the Stated Principal Balance thereof (without reduction for any amounts charged off), (ii) unpaid accrued interest at the Mortgage Rate on the outstanding principal balance thereof from the Due Date for which interest was last paid by the Mortgagor to the first day of the month following the month of purchase, (iii) the amount of unreimbursed Monthly Advances or unreimbursed servicing advances made with respect to such Mortgage Loan, (iv) any other amounts owed to the Servicer or Master Servicer pursuant to the Master Servicing Agreement or Servicing Agreement and not included in clause (iii) of this definition plus (v) any costs and damages incurred by the trust in connection with any violation of such loan of any predatory lending law.

Repurchase Proceeds— The Repurchase Price in connection with any repurchase of a mortgage loan by the Sponsor and any cash deposit in connection with the substitution of a mortgage loan. See “Description of the Notes — Assignment of Trust Fund Assets” in the prospectus.

Reserve Interest Rate— With respect to any Interest Determination Date, the rate per annum that the Securities Administrator determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of the one-month, six-month or one-year United States dollar lending rates, as applicable, which New York City banks selected by the Securities Administrator are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Securities Administrator can determine no such arithmetic mean, the lowest one-month, six-month or one-year United States dollar lending rate, as applicable, which New York City banks selected by the Securities Administrator are quoting on such Interest Determination Date to leading European banks.

Restricted Notes — The Class I-M-3 Notes and Class I-M-4 Notes.

Retained Notes— Any Class or portion of any such other class of Notes that is not a class of Restricted Notes and that is acquired by AHMC or one of its wholly owned Disregarded Entities at closing.

Rolling Three Month Delinquency Rate— With respect to any Payment Date, the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Payment Dates, respectively) immediately preceding months.

Securities Administrator— Wells Fargo Bank, National Association, or its successor in interest.

Servicer — American Home Mortgage Servicing, Inc., or its successor in interest.

Servicing Agreement — The Servicing Agreement dated as of April 20, 2007, among the Master Servicer, Indenture Trustee, the Sponsor, the Servicer and Issuing Entity.

Servicing Fee— With respect to each related mortgage loan and any Payment Date, the fee payable monthly to the related Servicer in respect of servicing compensation that accrues at an annual rate equal to the related Servicing Fee Rate multiplied by the Stated Principal Balance of such mortgage loan as of the first day of the related Due Period.

Servicing Fee Rate— With respect to each Group I-1 Loan, 0.375% per annum. With respect to each Group I-2 Loan, 0.250% per annum during the initial fixed period and increasing to 0.375% per annum after the first interest rate change date. With respect to each Group I-3 Loan 0.250% per annum. With respect to each Group II Loan, 0.500% per annum.

Servicing Rights Pledgee— One or more lenders, selected by the Servicer, to which such party may pledge and assign all of its right, title and interest in, to and under the Servicing Agreement, including Bank of America, N.A., as the representative of certain lenders.

Six-Month LIBOR — The average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal and as are most recently available as of the time specified in the related mortgage note.

S&P— Standard and Poor’s, a division of The McGraw-Hill Companies, Inc.

Sponsor — American Home Mortgage Acceptance, Inc., in its capacity as mortgage loan seller.

Stated Principal Balance— With respect to any mortgage loan and any Payment Date (1) the unpaid principal balance of such mortgage loan as of the close of business on the related Due Date (taking account of the principal payment to be made on such Due Date and irrespective of any delinquency in its payment), as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding occurring after the Cut-off Date (other than a Deficient Valuation) or any moratorium or similar waiver or grace period) less (2) any Principal Prepayments and the principal portion of any Net Liquidation Proceeds received during or prior to the immediately preceding Prepayment Period; provided that the Stated Principal Balance of any Liquidated Mortgage Loan is zero.

Stepdown Date— With respect to the Group I Loans, the earlier to occur of (i) the first Payment Date on which the aggregate Note Principal Balance of the Class I-A Notes has been reduced to zero and (ii) the later to occur of (x) the Payment Date occurring in May 2010 and (y) the first Payment Date for which the Credit Enhancement Percentage for the Class I-A Notes (calculated for this purposes only after taking into account distributions of principal on the Group I Loans, but prior to any payment of the related Principal Distribution Amount for those Notes then entitled to payments of principal on that Payment Date) is greater than or equal to (i) prior to the Payment Date in April 2013, approximately 13.125% and (ii) on or after the Payment Date in April 2013, approximately 10.500%.

With respect to the Group II Loans, the earlier to occur of (i) the first Payment Date on which the aggregate Note Principal Balance of the Class II-A Notes has been reduced to zero, (ii) the Payment Date occurring in May 2010 and (iii) the first Payment Date for which the Credit Enhancement Percentage for the Class II-A Notes (calculated for this purposes only after taking into account distributions of principal on the Group II Loans, but prior to any payment of the related Principal Distribution Amount for those Notes then entitled to payments of principal on that Payment Date) is greater than or equal to approximately 58.40%.

Step-Up Date— With respect to the Notes related to each Loan Group, the Payment Date after the first Payment Date on which the aggregate Stated Principal Balance of the related mortgage loans has been reduced to less than or equal to 20% of the aggregate Stated Principal Balance of the mortgage loans in such Loan Group as of the Cut-Off Date.

Subsequent Recoveries— Any liquidation proceeds received after the final liquidation of a mortgage loan.

Swap Provider — The Class I-1A Swap Provider, Class I-2A Swap Provider, Class I-M Swap Provider and Group II Swap Provider, as applicable.

Telerate Screen Page 3750— The display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

TMP Trigger Event— The occurrence of any event which causes the Issuing Entity to become taxable as a corporation.

Trigger Event — With respect to Loan Group I, a Trigger Event is in effect with respect to any Payment Date on and after the related Stepdown Date if either:

(a)    the Rolling Three Month Delinquency Rate for the Group I Loans as of the close of business on the last day of the preceding calendar month exceeds approximately for any Payment Date on or prior to April 2012, 44.44%, and for any Payment Date after the Payment Date in April 2012, 46.76% of the aggregate Note Principal Balance of the Class I-M Notes plus the aggregate Overcollateralized Amount for Loan Group I, divided by the aggregate Stated Principal Balance of the Group I Loans; or

(b)    the cumulative amount of Realized Losses incurred on the Group I Loans from the Cut-off Date through the end of the calendar month immediately preceding such Payment Date exceeds the applicable percentage set forth below of the Group I Cut-off Date Balance:

May 2009 to April 2010	0.15%
May 2010 to April 2011	0.25%
May 2011 to April 2012	0.50%
May 2012 to April 2013	0.75%
May 2013 and thereafter	0.75%

With respect to Loan Group II, a Trigger Event is in effect with respect to any Payment Date on and after the related Stepdown Date if either:

(a)    the Rolling Three Month Delinquency Rate for the Group II Loans as of the close of business on the last day of the preceding calendar month exceeds approximately 15.00% of the aggregate Note Principal Balance of the Class II-M Notes plus the related Overcollateralized Amount, divided by the aggregate Stated Principal Balance of the Group II Loans; or

(b)    the aggregate amount of Realized Losses (as defined herein) on the Group II Loans incurred since the Cut-off Date through the last day of the related Due Period divided by the Group II Cut-off Date Balance, exceeds the approximate applicable percentages set forth below with respect to such Payment Date:

May 2010 to April 2011	5.75%
May 2011 to April 2012	7.75%
May 2012 to April 2013	9.25%
May 2013 and thereafter	9.75%

Trust Agreement— The Amended and Restated Trust Agreement dated as of April 20, 2007, among the Owner Trustee, the Depositor and the Securities Administrator.

Trust Certificate— The owner trust certificate issued pursuant to the Trust Agreement, representing the beneficial ownership interest in the Trust.

Underwriters — With respect to the Offered Notes, Bear, Stearns & Co. Inc., BNP Paribas Securities Corp. and SG Americas Securities, LLC.

ANNEX I

GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

Except in certain limited circumstances, the Notes offered by this free writing prospectus, which are referred to as the global securities, will be available only in book-entry form. Investors in the global securities may hold interests in these global securities through any of DTC, Clearstream or Euroclear. Initial settlement and all secondary trades will settle in same-day funds.

Secondary market trading between investors holding interests in global securities through Clearstream and Euroclear will be conducted in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice. Secondary market trading between investors holding interests in global securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

Secondary cross-market trading between investors holding interests in global securities through Clearstream or Euroclear and investors holding interests in global securities through DTC participants will be effected on a delivery-against-payment basis through the respective depositories of Clearstream and Euroclear, in such capacity, and other DTC participants.

Although DTC, Euroclear and Clearstream are expected to follow the procedures described below in order to facilitate transfers of interests in the global securities among participants of DTC, Euroclear and Clearstream, they are under no obligation to perform or continue to perform those procedures, and those procedures may be discontinued at any time. Neither the Depositor, the Issuing Entity, the Master Servicer, the Servicer, the Securities Administrator nor the Indenture Trustee will have any responsibility for the performance by DTC, Euroclear and Clearstream or their respective participants or indirect participants of their respective obligations under the rules and procedures governing their obligations.

Non-U.S. holders of global securities will be subject to U.S. withholding taxes unless those holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

The global securities will be registered in the name of Cede & Co. as nominee of DTC. Investors' interests in the global securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. Clearstream and Euroclear will hold positions on behalf of their participants through their respective depositories, which in turn will hold such positions in accounts as DTC participants.

Investors electing to hold interests in global securities through DTC participants, rather than through Clearstream or Euroclear accounts, will be subject to the settlement practices applicable to similar issues of mortgage-backed notes. Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

Investors electing to hold interests in global securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no “lock-up” or restricted period. Interests in global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

Transfers between DTC Participants. Secondary market trading between DTC participants will be settled using the DTC procedures applicable to similar issues of notes in same-day funds.

Transfers between Clearstream and/or Euroclear Participants. Secondary market trading between Clearstream participants or Euroclear participants and/or investors holding interests in global securities through them will be settled using the procedures applicable to conventional eurobonds in same-day funds.

Transfers between DTC Seller and Clearstream or Euroclear Purchaser. When interests in global securities are to be transferred on behalf of a seller from the account of a DTC participant to the account of a Clearstream participant or a Euroclear participant for a purchaser, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or the Euroclear operator will instruct its respective depository to receive an interest in the global securities against payment. Payment will include interest accrued on the global securities from and including the last Payment Date to but excluding the settlement date. Payment will then be made by the respective depository to the DTC participant's account against delivery of an interest in the global securities. After this settlement has been completed, the interest will be credited to the respective clearing system, and by the clearing system, in accordance with its usual procedures, to the Clearstream participant's or Euroclear participant's account. The credit of this interest will appear on the next business day and the cash debit will be back-valued to, and the interest on the global securities will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed through DTC on the intended value date, i.e., the trade fails, the Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

Clearstream participants and Euroclear participants will need to make available to the respective clearing system the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement from cash on hand, in which case the Clearstream participants or Euroclear participants will take on credit exposure to Clearstream or the Euroclear operator until interests in the global securities are credited to their accounts one day later.

As an alternative, if Clearstream or the Euroclear operator has extended a line of credit to them, Clearstream participants or Euroclear participants can elect not to pre-position funds and allow that credit line to be drawn upon. Under this procedure, Clearstream participants or Euroclear participants receiving interests in global securities for purchasers would incur overdraft charges for one day, to the extent they cleared the overdraft when interests in the global securities were credited to their accounts. However, interest on the global securities would accrue from the value date. Therefore, the investment income on the interest in the global securities earned during that one-day period would tend to offset the amount of these overdraft charges, although this result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds.

Since the settlement through DTC will take place during New York business hours, DTC participants are subject to DTC procedures for transferring interests in global securities to the respective depository of Clearstream or Euroclear for the benefit of Clearstream participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the seller settling the sale through a DTC participant, a cross-market transaction will settle no differently than a sale to a purchaser settling through a DTC participant.

Finally, intra-day traders that use Clearstream participants or Euroclear participants to purchase interests in global securities from DTC participants or sellers settling through them for delivery to Clearstream participants or Euroclear participants should note that these trades will automatically fail on the sale side unless affirmative action is taken. At least three techniques should be available to eliminate this potential condition:

(e)    borrowing interests in global securities through Clearstream or Euroclear for one day, until the purchase side of the intra-day trade is reflected in the relevant Clearstream or Euroclear accounts, in accordance with the clearing system's customary procedures;

(f)    borrowing interests in global securities in the United States from a DTC participant no later than one day prior to settlement, which would give sufficient time for such interests to be reflected in the relevant Clearstream or Euroclear accounts in order to settle the sale side of the trade; or

(g)    staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear participant.

Transfers between Clearstream or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream participants and Euroclear participants may employ their customary procedures for transactions in which interests in global securities are to be transferred by the respective clearing system, through the respective depository, to a DTC participant. The seller will send instructions to Clearstream or the Euroclear operator through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or Euroclear will instruct its respective depository, to credit an interest in the global securities to the DTC participant's account against payment. Payment will include interest accrued on the global securities from and including the last Payment Date to but excluding the settlement date. The payment will then be reflected in the account of the Clearstream participant or Euroclear participant the following business day, and receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would be back-valued to the value date, which would be the preceding day, when settlement occurred through DTC in New York. If settlement is not completed on the intended value date, i.e., the trade fails, receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would instead be valued as of the actual settlement date.

Certain U.S. Federal Income Tax Documentation Requirements

A beneficial owner who is an individual or corporation holding the global security on its own behalf of global securities holding securities through Clearstream or Euroclear, or through DTC if the holder has an address outside the U.S., will be subject to the 30% U.S. withholding tax that typically applies to payments of interest, including original issue discount, on registered debt issued by U.S. persons, unless:

(h)    each clearing system, bank or other institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner or a foreign corporation or foreign trust and the U.S. entity required to withhold tax complies with applicable certification requirements; and

(i)    the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

(j)    Exemption for Non-U.S. Persons—Form W-8BEN. Beneficial holders of global securities that are Non-U.S. persons generally can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN, or Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding. Non-U.S. persons residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate, depending on the treaty terms, by filing Form W-8BEN. If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change.

(k)    Exemption for Non-U.S. persons with effectively connected income—Form W-8ECI. A Non-U.S. person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI, or Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States.

(l)    Exemption for U.S. Persons—Form W-9. U.S. persons can obtain a complete exemption from the withholding tax by filing Form W-9, or Payer's Request for Taxpayer Identification Number and Certification.

U.S. Federal Income Tax Reporting Procedure. The holder of a global security or, in the case of a Form W-8BEN or Form W-8ECI filer, his agent, files by submitting the appropriate form to the person through whom it holds the security—the clearing agency, in the case of persons holding directly on the books of the clearing agency. Form W-8BEN and Form W-8ECI generally are effective until the third succeeding calendar year from the date the form is signed. However, the W-8BEN and W-8ECI with a taxpayer identification number will remain effective until a change in circumstances makes any information on the form incorrect, provided that the withholding agent reports at least annually to the beneficial owner on Form 1042-S. The term “U.S. person” means:

(m)    a citizen or resident of the United States;

(n)    a corporation, partnership or other entity treated as a corporation or a partnership for United States federal income tax purposes, organized in or under the laws of the United States or any state thereof, including for this purpose the District of Columbia, unless, in the case of a partnership, future Treasury regulations provide otherwise;

(o)    an estate that is subject to U.S. federal income tax regardless of the source of its income; or

(p)    a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

If the information shown on Form W-8BEN or Form W-8ECI changes, a new Form W-8BEN or Form W-8ECI, as applicable, must be filed within 30 days of the change. Certain trusts not described in the final bullet of the preceding sentence in existence on August 20, 1996 that elect to be treated as a United States Person will also be a U.S. person. The term “Non-U.S. person” means any person who is not a U.S. person. This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the global securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the global securities.

SCHEDULE A

Current Principal Balances for the Group I-1 Mortgage Loans(1)

CURRENT BALANCE ($)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
0 - 50,000	1	48,209	0.04
50,001 - 100,000	16	1,394,875	1.08
100,001 - 150,000	30	3,823,468	2.95
150,001 - 200,000	34	5,977,731	4.61
200,001 - 250,000	48	10,785,872	8.33
250,001 - 300,000	33	9,087,585	7.02
300,001 - 350,000	20	6,477,180	5.00
350,001 - 400,000	31	11,480,102	8.86
400,001 - 450,000	21	8,937,226	6.90
450,001 - 500,000	11	5,238,693	4.04
500,001 - 550,000	12	6,246,425	4.82
550,001 - 600,000	10	5,716,292	4.41
600,001 - 650,000	12	7,449,613	5.75
650,001 - 700,000	9	6,063,916	4.68
700,001 - 750,000	4	2,910,765	2.25
750,001 - 800,000	4	3,082,190	2.38
800,001 - 850,000	3	2,498,946	1.93
850,001 - 900,000	2	1,764,751	1.36
900,001 - 950,000	3	2,768,205	2.14
1,000,001 - 1,100,000	2	2,095,468	1.62
1,100,001 - 1,200,000	3	3,419,010	2.64
1,300,001 - 1,400,000	2	2,782,172	2.15
1,500,001 +	5	19,484,126	15.04
TOTAL	316	129,532,820	100.00
(1)	As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $409,914. The maximum balance for any Group I-1 Mortgage Loan was approximately $10,348,237.

Gross Coupons for the Group I-1 Mortgage Loans(1)

GROSS COUPON (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
6.000 - 6.499	1	872,638	0.67
6.500 - 6.999	4	1,798,306	1.39
7.000 - 7.499	9	5,223,707	4.03
7.500 - 8.499	127	53,307,153	41.15
8.500 +	175	68,331,017	52.75
TOTAL	316	129,532,820	100.00
(1)	As of the Cut-off Date, the weighted average gross mortgage rate of the Mortgage Loans was approximately 8.473.

Gross Margins of the Group I-1 Mortgage Loans(1)

GROSS MARGIN (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
2.250 - 2.499	2	415,177	0.32
2.500 - 2.749	8	13,703,055	10.58
2.750 - 2.999	22	7,351,303	5.68
3.000 - 3.249	21	8,035,736	6.20
3.250 - 3.499	78	27,492,140	21.22
3.500 - 3.749	56	25,582,603	19.75
3.750 - 3.999	44	17,763,624	13.71
4.000 - 4.249	23	8,572,692	6.62
4.250 - 4.499	23	7,207,797	5.56
4.500 - 4.749	23	6,966,658	5.38
4.750 - 4.999	13	5,313,687	4.10
5.000 +	3	1,128,347	0.87
TOTAL	316	129,532,820	100.00
(1)	As of the Cut-off Date, the non- zero weighted average gross margin of the Mortgage Loans was approximately 3.595.

Maximum Mortgage Rates of the Group I-1 Mortgage Loans(1)

MAX INTEREST RATE (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
9.751 - 10.250	106	56,281,074	43.45
10.251 - 10.750	173	54,444,005	42.03
12.751 - 13.250	37	18,807,741	14.52
TOTAL	316	129,532,820	100.00
(1)	As of the Cut-off Date, the non-zero weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 10.599.

Periodic Rate Caps of the Group I-1 Mortgage Loans

PERIODIC RATE CAP (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Uncapped	316	129,532,820	100.00
TOTAL	316	129,532,820	100.00

Original Terms to Maturity of the Group I-1 Mortgage Loans(1)

ORIGINAL TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
360	136	53,349,343	41.19
480	180	76,183,478	58.81
TOTAL	316	129,532,820	100.00
(1)	As of the Cut-off Date, the weighted average original stated term to maturity of the Mortgage Loans was approximately 431 months.

Remaining Terms to Maturity of the Group I-1 Mortgage Loans(1)

REMAINING TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
348	5	1,875,587	1.45
351	5	2,720,433	2.10
352	5	4,081,060	3.15
353	3	1,404,591	1.08
354	2	796,279	0.61
355	1	167,935	0.13
356	2	663,507	0.51
357	112	41,352,563	31.92
358	1	287,387	0.22
465	16	1,530,240	1.18
470	1	10,348,237	7.99
471	5	1,022,380	0.79
472	2	951,433	0.73
474	2	1,256,362	0.97
475	1	130,655	0.10
476	4	1,032,627	0.80
477	148	59,762,259	46.14
478	1	149,285	0.12
TOTAL	316	129,532,820	100.00
(1)	As of the Cut-off Date, the weighted average remaining stated term to maturity of the Mortgage Loans was approximately 426 months.

Months to Next Rate Adjustment of the Group I-1 Mortgage Loans(1)

MONTHS TO NEXT RATE ADJ	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
1	279	110,725,079	85.48
52	2	877,684	0.68
53	3	1,404,591	1.08
54	1	590,846	0.46
56	1	445,569	0.34
57	30	15,489,051	11.96
TOTAL	316	129,532,820	100.00
(1)	As of the Cut-off Date, the non-zero weighted average months to the next rate adjustment of the Mortgage Loans was approximately 9 months.

Rate Adjustment Frequency of the Group I-1 Mortgage Loans

RATE ADJ FREQ (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
1	316	129,532,820	100.00
TOTAL	316	129,532,820	100.00

Date of Next Rate Change of the Group I-1 Mortgage Loans

NEXT RATE CHANGE DATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
5/1/2007	279	110,725,079	85.48
8/1/2011	2	877,684	0.68
9/1/2011	3	1,404,591	1.08
10/1/2011	1	590,846	0.46
12/1/2011	1	445,569	0.34
1/1/2012	30	15,489,051	11.96
TOTAL	316	129,532,820	100.00

Lien Position of the Group I-1 Mortgage Loans

LIEN POSITION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
First Lien	316	129,532,820	100.00
TOTAL	316	129,532,820	100.00

Original and Combined Loan to Value of the Group I-1 Mortgage Loans(1)

ORIGINAL LTV/CLTV (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
LTV (First Lien)	316	129,532,820	100.00
0.00 - 30.00	2	159,347	0.12
30.01 - 40.00	3	2,769,638	2.14
40.01 - 50.00	5	1,110,022	0.86
50.01 - 55.00	7	2,926,994	2.26
55.01 - 60.00	12	14,470,270	11.17
60.01 - 65.00	9	6,759,033	5.22
65.01 - 70.00	19	9,335,786	7.21
70.01 - 75.00	45	22,235,446	17.17
75.01 - 80.00	99	32,270,986	24.91
80.01 - 85.00	12	3,809,821	2.94
85.01 - 90.00	57	19,806,059	15.29
90.01 - 95.00	28	9,762,046	7.54
100.00 +	18	4,117,373	3.18
CLTV (First Lien)	316	129,532,820	100.00
0.00 - 75.00	101	58,751,869	45.36
75.01 - 80.00	93	29,686,772	22.92
80.01 - 85.00	12	3,809,821	2.94
85.01 - 90.00	64	23,404,940	18.07
90.01 - 95.00	28	9,762,046	7.54
95.01 - 100.00	18	4,117,373	3.18
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 76.21% and the weighted average Combined Loan-to-Value was approximately 76.55%.

Credit Scores for the Group I-1 Mortgage Loans(1)

FICO SCORE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
575 - 599	1	306,445	0.24
600 - 619	1	398,244	0.31
620 - 639	15	4,567,266	3.53
640 - 659	18	9,152,628	7.07
660 - 679	48	17,761,351	13.71
680 - 699	64	26,616,497	20.55
700 - 719	42	17,714,611	13.68
720 - 739	47	12,282,462	9.48
740 - 759	33	23,413,719	18.08
760 - 779	22	9,834,605	7.59
780 - 799	13	3,833,426	2.96
800 - 819	12	3,651,567	2.82
TOTAL	316	129,532,820	100.00
(1)	As of the Cut-off Date, the non-zero weighted average FICO Credit Score of the Mortgage Loans was approximately 712.

Documentation Programs of the Group I-1 Mortgage Loans

DOCUMENTATION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Full/Alternative	91	24,944,948	19.26
Stated Income	202	97,972,528	75.64
Stated/Stated	23	6,615,344	5.11
TOTAL	316	129,532,820	100.00

Occupancy Types for the Group I-1 Mortgage Loans

OCCUPANCY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Investor	86	25,181,131	19.44
Owner Occupied	212	97,960,336	75.63
Second Home	18	6,391,353	4.93
TOTAL	316	129,532,820	100.00

Property Types for the Group I-1 Mortgage Loans

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
2-4 Family	15	8,741,375	6.75
Condominium	47	15,015,046	11.59
PUD	55	25,153,497	19.42
Single Family	199	80,622,903	62.24
TOTAL	316	129,532,820	100.00

Loan Purpose of the Group I-1 Mortgage Loans

PURPOSE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Cash Out Refinance	168	74,493,644	57.51
Purchase	85	27,841,530	21.49
Rate/Term Refinance	63	27,197,647	21.00
TOTAL	316	129,532,820	100.00

Geographic Distribution of the Mortgaged Properties for the Group I-1 Mortgage Loans

STATE/TERRITORY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Alabama	1	138,107	0.11
Arizona	17	8,445,530	6.52
California	129	57,406,468	44.32
Colorado	1	68,000	0.05
Florida	51	18,123,853	13.99
Georgia	5	999,326	0.77
Hawaii	4	1,841,038	1.42
Idaho	2	549,875	0.42
Illinois	5	1,097,928	0.85
Kentucky	17	2,121,086	1.64
Maryland	10	3,314,694	2.56
Massachusetts	12	4,352,417	3.36
Michigan	5	701,224	0.54
Missouri	2	258,777	0.20
Nevada	8	3,997,729	3.09
New Jersey	1	121,373	0.09
New Mexico	1	209,333	0.16
New York	5	14,605,397	11.28
North Carolina	6	2,555,092	1.97
Oregon	3	625,776	0.48
Pennsylvania	1	363,591	0.28
Rhode Island	1	83,444	0.06
South Dakota	2	458,887	0.35
Tennessee	1	400,076	0.31
Texas	1	189,998	0.15
Utah	3	572,913	0.44
Virginia	8	1,765,180	1.36
Washington	14	4,165,708	3.22
TOTAL	316	129,532,820	100.00

Debt to Income Ratios of the Group I-1 Mortgage Loans

DEBT TO INCOME (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
0.00 - 10.00	9	2,315,623	1.79
10.01 - 15.00	13	5,224,375	4.03
15.01 - 20.00	45	18,052,962	13.94
20.01 - 25.00	54	25,118,328	19.39
25.01 - 30.00	73	41,236,114	31.83
30.01 - 35.00	54	19,143,197	14.78
35.01 - 40.00	40	11,130,110	8.59
40.01 - 45.00	15	3,754,213	2.90
45.01 - 50.00	8	2,736,738	2.11
50.01 - 55.00	3	382,574	0.30
55.01 - 60.00	1	211,370	0.16
65.01 - 70.00	1	227,215	0.18
TOTAL	316	129,532,820	100.00

Current Principal Balances for the Group I-2 Mortgage Loans(1)

CURRENT BALANCE ($)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
0 - 50,000	5	199,357	0.14
50,001 - 100,000	18	1,422,898	0.97
100,001 - 150,000	42	5,310,849	3.62
150,001 - 200,000	65	11,489,409	7.83
200,001 - 250,000	50	11,299,862	7.70
250,001 - 300,000	40	11,084,423	7.56
300,001 - 350,000	34	11,265,155	7.68
350,001 - 400,000	16	5,996,100	4.09
400,001 - 450,000	21	8,892,397	6.06
450,001 - 500,000	22	10,437,767	7.12
500,001 - 550,000	15	7,905,251	5.39
550,001 - 600,000	5	2,798,798	1.91
600,001 - 650,000	13	8,148,493	5.55
650,001 - 700,000	11	7,427,295	5.06
700,001 - 750,000	5	3,658,030	2.49
750,001 - 800,000	5	3,886,086	2.65
800,001 - 850,000	1	825,000	0.56
850,001 - 900,000	6	5,264,287	3.59
900,001 - 950,000	1	928,000	0.63
950,001 - 1,000,000	4	3,951,400	2.69
1,000,001 - 1,100,000	1	1,040,000	0.71
1,100,001 - 1,200,000	2	2,292,500	1.56
1,200,001 - 1,300,000	3	3,755,874	2.56
1,300,001 - 1,400,000	1	1,400,000	0.95
1,400,001 - 1,500,000	3	4,390,937	2.99
1,500,001 +	5	11,627,000	7.93
TOTAL	394	146,697,169	100.00
(1)	As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $372,328. The maximum balance for any Group I-2 Mortgage Loans was approximately $2,800,000.

Gross Coupons for the Group I-2 Mortgage Loans(1)

GROSS COUPON (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
5.000 - 5.499	11	3,281,084	2.24
5.500 - 5.999	31	14,826,265	10.11
6.000 - 6.499	97	41,324,258	28.17
6.500 - 6.999	107	39,181,699	26.71
7.000 - 7.499	65	20,319,455	13.85
7.500 - 8.499	72	24,150,078	16.46
8.500 +	11	3,614,330	2.46
TOTAL	394	146,697,169	100.00
(1)	As of the Cut-off Date, the weighted average gross mortgage rate of the Mortgage Loans was approximately 6.761%.

Gross Margins of the Group I-2 Mortgage Loans(1)

GROSS MARGIN (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
2.250 - 2.499	262	106,083,365	72.31
2.500 - 2.749	13	4,492,224	3.06
2.750 - 2.999	25	6,390,572	4.36
3.000 - 3.249	1	67,196	0.05
3.500 - 3.749	2	1,003,650	0.68
4.000 - 4.249	18	5,142,698	3.51
4.250 - 4.499	5	1,644,589	1.12
5.000 +	68	21,872,876	14.91
TOTAL	394	146,697,169	100.00
(1)	As of the Cut-off Date, the non-zero weighted average gross margin of the Mortgage Loans was approximately 2.786%.

Maximum Mortgage Rates of the Group I-2 Mortgage Loans(1)

MAX INTEREST RATE (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
0.000 - 9.75	1	266,381	0.18
9.751 - 10.250	3	1,052,488	0.72
10.251 - 10.750	13	4,531,207	3.09
10.751 - 11.250	63	28,375,929	19.34
11.251 - 11.750	81	34,585,892	23.58
11.751 - 12.250	104	31,074,952	21.18
12.251 - 12.750	54	20,510,913	13.98
12.751 - 13.250	45	15,433,364	10.52
13.251 +	30	10,866,042	7.41
TOTAL	394	146,697,169	100.00
(1)	As of the Cut-off Date, the non-zero weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 11.973%.

Periodic Rate Caps of the Group I-2 Mortgage Loans

PERIODIC RATE CAP (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
1.000	176	54,365,175	37.06
2.000	218	92,331,994	62.94
TOTAL	394	146,697,169	100.00

Original Terms to Maturity of the Group I-2 Mortgage Loans(1)

ORIGINAL TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
353	1	205,502	0.14
360	393	146,491,667	99.86
TOTAL	394	146,697,169	100.00
(1)	As of the Cut-off Date, the weighted average original stated term to maturity of the Mortgage Loans was approximately 360 months.

Remaining Terms to Maturity of the Group I-2 Mortgage Loans(1)

REMAINING TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
341	1	168,000	0.11
348	1	205,502	0.14
351	1	1,400,000	0.95
352	3	2,319,233	1.58
353	7	2,923,878	1.99
354	7	3,389,024	2.31
355	30	12,149,190	8.28
356	61	20,782,034	14.17
357	279	102,515,798	69.88
358	4	844,509	0.58
TOTAL	394	146,697,169	100.00
(1)	As of the Cut-off Date, the weighted average remaining stated term to maturity of the Mortgage Loans was approximately 356 months.

Months to Next Rate Adjustment of the Group I-2 Mortgage Loans(1)

MONTHS TO NEXT RATE ADJ	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
4	1	654,296	0.45
5	1	440,000	0.30
9	6	1,780,979	1.21
19	1	295,000	0.20
20	1	37,100	0.03
21	2	353,987	0.24
28	1	240,000	0.16
29	3	955,278	0.65
30	1	266,381	0.18
31	6	2,471,810	1.68
32	7	2,374,824	1.62
33	40	20,024,464	13.65
41	1	168,000	0.11
48	1	205,502	0.14
51	1	1,400,000	0.95
52	1	1,424,937	0.97
53	2	745,600	0.51
54	6	3,122,643	2.13
55	21	8,717,156	5.94
56	48	16,242,667	11.07
57	190	61,609,770	42.00
58	4	844,509	0.58
67	1	476,450	0.32
79	1	188,775	0.13
80	4	1,668,788	1.14
81	22	8,590,471	5.86
113	1	783,000	0.53
116	1	458,656	0.31
117	19	10,156,129	6.92
TOTAL	394	146,697,169	100.00
(1)	As of the Cut-off Date, the non-zero weighted average months to the next rate adjustment of the Mortgage Loans was approximately 57 months.

Rate Adjustment Frequency of the Group I-2 Mortgage Loans

RATE ADJ FREQ (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
1	1	487,500	0.33
6	202	62,489,564	42.60
12	191	83,720,105	57.07
TOTAL	394	146,697,169	100.00

Date of Next Rate Change of the Group I-2 Mortgage Loans

NEXT RATE CHANGE DATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
8/1/2007	1	654,296	0.45
9/1/2007	1	440,000	0.30
1/1/2008	6	1,780,979	1.21
11/1/2008	1	295,000	0.20
12/1/2008	1	37,100	0.03
1/1/2009	2	353,987	0.24
8/1/2009	1	240,000	0.16
9/1/2009	3	955,278	0.65
10/1/2009	1	266,381	0.18
11/1/2009	6	2,471,810	1.68
12/1/2009	7	2,374,824	1.62
1/1/2010	40	20,024,464	13.65
9/1/2010	1	168,000	0.11
4/1/2011	1	205,502	0.14
7/1/2011	1	1,400,000	0.95
8/1/2011	1	1,424,937	0.97
9/1/2011	2	745,600	0.51
10/1/2011	6	3,122,643	2.13
11/1/2011	21	8,717,156	5.94
12/1/2011	48	16,242,667	11.07
1/1/2012	190	61,609,770	42.00
2/1/2012	4	844,509	0.58
11/1/2012	1	476,450	0.32
11/1/2013	1	188,775	0.13
12/1/2013	4	1,668,788	1.14
1/1/2014	22	8,590,471	5.86
9/1/2016	1	783,000	0.53
12/1/2016	1	458,656	0.31
1/1/2017	19	10,156,129	6.92
TOTAL	394	146,697,169	100.00

Lien Position of the Group I-2 Mortgage Loans

LIEN POSITION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
First Lien	394	146,697,169	100.00
TOTAL	394	146,697,169	100.00

Original and Combined Loan to Value of the Group I-2 Mortgage Loans(1)

ORIGINAL LTV/CLTV (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
LTV (First Lien)	394	146,697,169	100.00
30.01 - 40.00	3	885,000	0.60
40.01 - 50.00	4	855,546	0.58
50.01 - 55.00	2	2,141,300	1.46
55.01 - 60.00	5	4,920,337	3.35
60.01 - 65.00	7	4,044,508	2.76
65.01 - 70.00	59	19,743,834	13.46
70.01 - 75.00	48	19,764,115	13.47
75.01 - 80.00	241	88,902,107	60.60
80.01 - 85.00	3	342,090	0.23
85.01 - 90.00	12	3,259,853	2.22
90.01 - 95.00	7	1,405,691	0.96
100.00 +	3	432,789	0.30
CLTV (First Lien)	394	146,697,169	100.00
0.00 - 75.00	61	32,230,206	21.97
75.01 - 80.00	83	33,533,138	22.86
80.01 - 85.00	8	2,321,696	1.58
85.01 - 90.00	63	23,838,094	16.25
90.01 - 95.00	44	10,759,229	7.33
95.01 - 100.00	134	43,848,506	29.89
100.01 +	1	166,300	0.11
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 75.90% and the weighted average Combined Loan-to-Value was approximately 85.35%.

Credit Scores for the Group I-2 Mortgage Loans(1)

FICO SCORE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A - 499	3	884,353	0.60
500 - 549	1	168,000	0.11
620 - 639	21	6,384,220	4.35
640 - 659	20	7,142,879	4.87
660 - 679	51	18,069,942	12.32
680 - 699	72	28,146,674	19.19
700 - 719	59	20,105,239	13.71
720 - 739	48	16,456,291	11.22
740 - 759	48	22,003,989	15.00
760 - 779	37	13,760,053	9.38
780 - 799	23	8,942,187	6.10
800 - 819	11	4,633,342	3.16
TOTAL	394	146,697,169	100.00
(1)	As of the Cut-off Date, the non-zero weighted average FICO Credit Score of the Mortgage Loans was approximately 716.

Documentation Programs of the Group I-2 Mortgage Loans

DOCUMENTATION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Full/Alternative	127	47,240,594	32.20
Limited	1	220,000	0.15
No Income/No Asset	25	7,305,870	4.98
No Ratio	67	22,192,930	15.13
Stated Income	149	61,002,966	41.58
Stated/Stated	25	8,734,809	5.95
TOTAL	394	146,697,169	100.00

Occupancy Types for the Group I-2 Mortgage Loans

OCCUPANCY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Investor	81	17,465,110	11.91
Owner Occupied	286	118,605,947	80.85
Second Home	27	10,626,112	7.24
TOTAL	394	146,697,169	100.00

Property Types for the Group I-2 Mortgage Loans

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
2-4 Family	15	4,561,464	3.11
CO-OP	1	1,102,500	0.75
Condominium	56	18,706,737	12.75
PUD	112	40,318,970	27.48
Single Family	210	82,007,497	55.90
TOTAL	394	146,697,169	100.00

Loan Purpose of the Group I-2 Mortgage Loans

PURPOSE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Cash Out Refinance	93	35,437,302	24.16
Purchase	228	78,645,072	53.61
Rate/Term Refinance	73	32,614,795	22.23
TOTAL	394	146,697,169	100.00

Geographic Distribution of the Mortgaged Properties for the Group I-2 Mortgage Loans

STATE/TERRITORY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Alabama	6	586,484	0.40
Arizona	27	7,765,441	5.29
California	111	49,946,449	34.05
Colorado	4	491,763	0.34
Connecticut	1	216,000	0.15
Delaware	4	625,236	0.43
District of Columbia	1	259,200	0.18
Florida	52	21,620,123	14.74
Georgia	12	2,659,449	1.81
Hawaii	1	185,200	0.13
Idaho	2	285,746	0.19
Illinois	24	6,630,134	4.52
Indiana	3	357,654	0.24
Kentucky	1	67,466	0.05
Louisiana	2	368,443	0.25
Maryland	22	6,106,428	4.16
Massachusetts	5	5,909,858	4.03
Michigan	2	895,054	0.61
Minnesota	5	983,505	0.67
Mississippi	3	409,110	0.28
Missouri	3	711,625	0.49
Nevada	4	2,514,443	1.71
New Hampshire	2	785,600	0.54
New Jersey	11	4,227,363	2.88
New York	16	10,290,584	7.01
North Carolina	10	2,234,089	1.52
Ohio	6	1,044,635	0.71
Oklahoma	2	298,632	0.20
Oregon	4	1,380,563	0.94
Pennsylvania	5	3,024,394	2.06
Rhode Island	1	237,400	0.16
South Carolina	5	1,196,344	0.82
Tennessee	1	131,760	0.09
Texas	5	1,220,021	0.83
Utah	1	214,196	0.15
Virginia	12	4,683,486	3.19
Washington	15	5,580,243	3.80
West Virginia	1	217,500	0.15
Wisconsin	2	335,549	0.23
TOTAL	394	146,697,169	100.00

Debt to Income Ratios of the Group I-2 Mortgage Loans

DEBT TO INCOME (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
0.00 - 10.00	95	30,586,100	20.85
10.01 - 15.00	2	348,987	0.24
15.01 - 20.00	6	5,613,808	3.83
20.01 - 25.00	18	6,507,328	4.44
25.01 - 30.00	36	12,319,955	8.40
30.01 - 35.00	60	23,154,535	15.78
35.01 - 40.00	77	30,451,806	20.76
40.01 - 45.00	73	27,080,262	18.46
45.01 - 50.00	25	10,303,021	7.02
50.01 - 55.00	2	331,367	0.23
TOTAL	394	146,697,169	100.00
Current Principal Balances for the Group I-3 Mortgage Loans(1)

CURRENT BALANCE ($)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
0 - 50,000	50	2,091,269	0.35
50,001 - 100,000	273	20,877,993	3.45
100,001 - 150,000	369	46,502,659	7.68
150,001 - 200,000	331	58,259,721	9.62
200,001 - 250,000	278	62,786,967	10.37
250,001 - 300,000	203	56,009,523	9.25
300,001 - 350,000	132	42,787,316	7.07
350,001 - 400,000	135	50,464,431	8.34
400,001 - 450,000	93	39,304,380	6.49
450,001 - 500,000	99	47,250,513	7.80
500,001 - 550,000	57	29,979,065	4.95
550,001 - 600,000	40	23,056,962	3.81
600,001 - 650,000	38	23,881,794	3.94
650,001 - 700,000	26	17,640,417	2.91
700,001 - 750,000	15	10,847,267	1.79
750,001 - 800,000	12	9,325,486	1.54
800,001 - 850,000	11	9,046,071	1.49
850,001 - 900,000	10	8,735,309	1.44
900,001 - 950,000	5	4,643,813	0.77
950,001 - 1,000,000	14	13,760,344	2.27
1,000,001 - 1,100,000	2	2,062,726	0.34
1,100,001 - 1,200,000	3	3,546,237	0.59
1,200,001 - 1,300,000	1	1,226,481	0.20
1,300,001 - 1,400,000	2	2,781,421	0.46
1,400,001 - 1,500,000	4	5,887,351	0.97
1,500,001 +	6	12,644,549	2.09
TOTAL	2,209	605,400,066	100.00
(1)	As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $274,061. The maximum balance of any Group I-3 Mortgage Loan was approximately $2,773,033.

Gross Coupons for the Group I-3 Mortgage Loans(1)

GROSS COUPON (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
3.500 - 3.999	2	845,547	0.14
4.000 - 4.499	44	16,351,372	2.70
4.500 - 4.999	160	52,699,148	8.70
5.000 - 5.499	72	22,603,452	3.73
5.500 - 5.999	116	33,830,925	5.59
6.000 - 6.499	519	164,263,111	27.13
6.500 - 6.999	554	138,203,697	22.83
7.000 - 7.499	311	67,274,863	11.11
7.500 - 8.499	404	102,664,537	16.96
8.500 +	27	6,663,415	1.10
TOTAL	2,209	605,400,066	100.00
(1)	As of the Cut-off Date, the weighted average gross mortgage rate of the Mortgage Loans was approximately 6.494%.

Gross Margins of the Group I-3 Mortgage Loans

GROSS MARGIN (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A	2,209	605,400,066	100.00
TOTAL	2,209	605,400,066	100.00

Maximum Mortgage Rates of the Group I-3 Mortgage Loans

MAX INTEREST RATE (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A	2,209	605,400,066	100.00
TOTAL	2,209	605,400,066	100.00

Periodic Rate Caps of the Group I-3 Mortgage Loans

PERIODIC RATE CAP (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A	2,209	605,400,066	100.00
TOTAL	2,209	605,400,066	100.00

Original Terms to Maturity of the Group I-3 Mortgage Loans(1)

ORIGINAL TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
36	1	78,396	0.01
120	2	254,455	0.04
180	56	16,873,388	2.79
240	4	829,474	0.14
300	1	381,258	0.06
360	2,145	586,983,095	96.96
TOTAL	2,209	605,400,066	100.00
(1)	As of the Cut-off Date, the weighted average original stated term to maturity of the Mortgage Loans was approximately 355 months.

Remaining Terms to Maturity of the Group I-3 Mortgage Loans(1)

REMAINING TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
117	2	254,455	0.04
170	1	108,509	0.02
173	1	52,115	0.01
174	2	101,588	0.02
176	3	856,937	0.14
177	49	15,754,239	2.60
237	4	829,474	0.14
297	1	381,258	0.06
340	2	157,607	0.03
344	2	588,083	0.10
348	2	343,825	0.06
349	3	511,704	0.08
350	4	1,132,709	0.19
352	7	1,523,404	0.25
353	97	29,566,184	4.88
354	108	35,749,772	5.91
355	71	21,293,877	3.52
356	129	37,047,816	6.12
357	1,562	388,138,515	64.11
358	44	15,779,065	2.61
359	64	25,677,797	4.24
360	50	29,472,735	4.87
14	1	78,396	0.01
TOTAL	2,209	605,400,066	100.00
(1)	As of the Cut-off Date, the weighted average remaining stated term to maturity of the Mortgage Loans was approximately 351 months.

Months to Next Rate Adjustment of the Group I-3 Mortgage Loans

MONTHS TO NEXT RATE ADJ	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A	2,209	605,400,066	100.00
TOTAL	2,209	605,400,066	100.00

Rate Adjustment Frequency of the Group I-3 Mortgage Loans

RATE ADJ FREQ (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A	2,209	605,400,066	100.00
TOTAL	2,209	605,400,066	100.00

Date of Next Rate Change of the Group I-3 Mortgage Loans

NEXT RATE CHANGE DATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A	2,209	605,400,066	100.00
TOTAL	2,209	605,400,066	100.00

Lien Position of the Group I-3 Mortgage Loans

LIEN POSITION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
First Lien	2,209	605,400,066	100.00
TOTAL	2,209	605,400,066	100.00

Original and Combined Loan to Value of the Group I-3 Mortgage Loans(1)

ORIGINAL LTV/CLTV (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
LTV (First Lien)	2,209	605,400,066	100.00
0.00 - 30.00	31	6,221,645	1.03
30.01 - 40.00	41	9,591,292	1.58
40.01 - 50.00	74	20,223,808	3.34
50.01 - 55.00	55	19,314,306	3.19
55.01 - 60.00	74	25,898,034	4.28
60.01 - 65.00	109	34,864,561	5.76
65.01 - 70.00	338	95,614,038	15.79
70.01 - 75.00	207	54,621,100	9.02
75.01 - 80.00	1,080	295,829,838	48.87
80.01 - 85.00	28	7,092,521	1.17
85.01 - 90.00	84	15,763,504	2.60
90.01 - 95.00	52	11,323,040	1.87
95.01 - 99.99	34	8,892,774	1.47
100.00 +	2	149,606	0.02
CLTV (First Lien)	2,209	605,400,066	100.00
0.00 - 75.00	696	202,787,345	33.50
75.01 - 80.00	529	148,783,155	24.58
80.01 - 85.00	43	14,279,913	2.36
85.01 - 90.00	257	70,025,942	11.57
90.01 - 95.00	241	62,175,687	10.27
95.01 - 100.00	443	107,348,023	17.73
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 73.03% and the weighted average Combined Loan-to-Value was approximately 79.59%.

Credit Scores for the Group I-3 Mortgage Loans(1)

FICO SCORE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A - 499	1	108,345	0.02
550 - 574	1	260,000	0.04
575 - 599	6	872,230	0.14
600 - 619	10	1,072,338	0.18
620 - 639	139	31,259,138	5.16
640 - 659	148	37,615,268	6.21
660 - 679	257	73,076,439	12.07
680 - 699	386	103,852,597	17.15
700 - 719	312	92,629,817	15.30
720 - 739	262	74,766,844	12.35
740 - 759	236	66,454,467	10.98
760 - 779	232	65,737,411	10.86
780 - 799	155	40,519,012	6.69
800 - 819	64	17,176,158	2.84
TOTAL	2,209	605,400,066	100.00
(1)	As of the Cut-off Date, the non-zero weighted average FICO Credit Score of the Mortgage Loans was approximately 714.

Documentation Programs of the Group I-3 Mortgage Loans

DOCUMENTATION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Full/Alternative	565	167,094,547	27.60
Limited	11	2,860,682	0.47
No Income/No Asset	156	31,054,409	5.13
No Ratio	194	48,685,831	8.04
Stated Income	941	268,842,452	44.41
Stated/Stated	342	86,862,145	14.35
TOTAL	2,209	605,400,066	100.00

Occupancy Types for the Group I-3 Mortgage Loans

OCCUPANCY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Investor	440	68,101,781	11.25
Owner Occupied	1,639	501,204,531	82.79
Second Home	130	36,093,753	5.96
TOTAL	2,209	605,400,066	100.00

Property Types for the Group I-3 Mortgage Loans

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
2-4 Family	170	43,342,605	7.16
CO-OP	2	409,886	0.07
Condominium	227	55,358,920	9.14
PUD	418	132,183,243	21.83
Single Family	1,392	374,105,412	61.79
TOTAL	2,209	605,400,066	100.00

Loan Purpose of the Group I-3 Mortgage Loans

PURPOSE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Cash Out Refinance	857	246,179,359	40.66
Purchase	959	250,394,537	41.36
Rate/Term Refinance	393	108,826,169	17.98
TOTAL	2,209	605,400,066	100.00

Geographic Distribution of the Mortgaged Properties for the Group I-3 Mortgage Loans

STATE/TERRITORY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Alabama	23	4,340,928	0.72
Alaska	4	1,562,428	0.26
Arizona	105	29,494,597	4.87
Arkansas	14	2,091,414	0.35
California	267	113,095,619	18.68
Colorado	47	11,007,114	1.82
Connecticut	36	12,693,811	2.10
Delaware	12	2,847,527	0.47
District of Columbia	7	1,923,685	0.32
Florida	220	57,836,345	9.55
Georgia	66	10,739,840	1.77
Hawaii	14	6,263,608	1.03
Idaho	9	1,456,402	0.24
Illinois	111	31,690,455	5.23
Indiana	28	2,696,730	0.45
Iowa	6	1,066,020	0.18
Kansas	5	659,390	0.11
Kentucky	14	2,486,662	0.41
Louisiana	32	4,615,098	0.76
Maine	19	3,919,335	0.65
Maryland	105	32,718,703	5.40
Massachusetts	47	14,755,798	2.44
Michigan	46	7,256,031	1.20
Minnesota	28	6,838,629	1.13
Mississippi	10	1,055,112	0.17
Missouri	14	2,530,972	0.42
Montana	5	1,476,369	0.24
Nebraska	5	484,543	0.08
Nevada	42	12,783,343	2.11
New Hampshire	15	3,585,522	0.59
New Jersey	67	19,882,150	3.28
New Mexico	8	1,406,040	0.23
New York	118	44,806,022	7.40
North Carolina	105	23,382,306	3.86
Ohio	32	5,281,790	0.87
Oklahoma	5	528,797	0.09
Oregon	74	20,118,950	3.32
Pennsylvania	67	14,073,961	2.32
Rhode Island	14	3,395,015	0.56
South Carolina	58	12,093,323	2.00
South Dakota	2	142,134	0.02
Tennessee	23	4,369,515	0.72
Texas	75	12,792,370	2.11
Utah	15	4,340,125	0.72
Vermont	2	469,662	0.08
Virginia	110	31,309,763	5.17
Washington	58	18,042,272	2.98
West Virginia	6	779,496	0.13
Wisconsin	6	799,247	0.13
Wyoming	8	1,415,098	0.23
TOTAL	2,209	605,400,066	100.00

Debt to Income Ratios of the Group I-3 Mortgage Loans

DEBT TO INCOME (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
0.00 - 10.00	376	88,996,827	14.70
10.01 - 15.00	22	6,394,781	1.06
15.01 - 20.00	58	11,997,363	1.98
20.01 - 25.00	113	32,254,386	5.33
25.01 - 30.00	215	58,022,950	9.58
30.01 - 35.00	321	92,605,568	15.30
35.01 - 40.00	412	115,135,169	19.02
40.01 - 45.00	422	121,201,089	20.02
45.01 - 50.00	169	46,034,081	7.60
50.01 - 55.00	54	16,513,448	2.73
55.01 - 60.00	24	8,368,521	1.38
60.01 - 65.00	13	5,039,080	0.83
65.01 - 70.00	5	1,620,886	0.27
70.01 - 80.00	1	274,520	0.05
80.01 - 90.00	3	323,857	0.05
100.00 +	1	617,540	0.10
TOTAL	2,209	605,400,066	100.00

Current Principal Balances for the Group I Mortgage Loans(1)

CURRENT BALANCE ($)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
0 - 50,000	56	2,338,835	0.27
50,001 - 100,000	307	23,695,766	2.69
100,001 - 150,000	441	55,636,977	6.31
150,001 - 200,000	430	75,726,861	8.59
200,001 - 250,000	376	84,872,701	9.63
250,001 - 300,000	276	76,181,531	8.64
300,001 - 350,000	186	60,529,651	6.87
350,001 - 400,000	182	67,940,633	7.71
400,001 - 450,000	135	57,134,004	6.48
450,001 - 500,000	132	62,926,973	7.14
500,001 - 550,000	84	44,130,741	5.01
550,001 - 600,000	55	31,572,052	3.58
600,001 - 650,000	63	39,479,900	4.48
650,001 - 700,000	46	31,131,628	3.53
700,001 - 750,000	24	17,416,062	1.98
750,001 - 800,000	21	16,293,762	1.85
800,001 - 850,000	15	12,370,017	1.40
850,001 - 900,000	18	15,764,347	1.79
900,001 - 950,000	9	8,340,017	0.95
950,001 - 1,000,000	18	17,711,744	2.01
1,000,001 - 1,100,000	5	5,198,194	0.59
1,100,001 - 1,200,000	8	9,257,747	1.05
1,200,001 - 1,300,000	4	4,982,354	0.57
1,300,001 - 1,400,000	5	6,963,593	0.79
1,400,001 - 1,500,000	7	10,278,288	1.17
1,500,001 +	16	43,755,675	4.96
TOTAL	2,919	881,630,055	100.00
(1)	As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $302,032. The maximum balance of the Mortgage Loans was approximately $10,348,237.

Gross Coupons for the Group I Mortgage Loans(1)

GROSS COUPON (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
3.500 - 3.999	2	845,547	0.10
4.000 - 4.499	44	16,351,372	1.85
4.500 - 4.999	160	52,699,148	5.98
5.000 - 5.499	83	25,884,535	2.94
5.500 - 5.999	147	48,657,189	5.52
6.000 - 6.499	617	206,460,007	23.42
6.500 - 6.999	665	179,183,702	20.32
7.000 - 7.499	385	92,818,025	10.53
7.500 - 8.499	603	180,121,767	20.43
8.500 +	213	78,608,762	8.92
TOTAL	2,919	881,630,055	100.00
(1)	As of the Cut-off Date, the weighted average gross mortgage rate of the Mortgage Loans was approximately 6.830%.

Gross Margins of the Group I Mortgage Loans(1)

GROSS MARGIN (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A	2,209	605,400,066	68.67
2.250 - 2.499	264	106,498,542	12.08
2.500 - 2.749	21	18,195,279	2.06
2.750 - 2.999	47	13,741,875	1.56
3.000 - 3.249	22	8,102,932	0.92
3.250 - 3.499	78	27,492,140	3.12
3.500 - 3.749	58	26,586,253	3.02
3.750 - 3.999	44	17,763,624	2.01
4.000 - 4.249	41	13,715,389	1.56
4.250 - 4.499	28	8,852,386	1.00
4.500 - 4.749	23	6,966,658	0.79
4.750 - 4.999	13	5,313,687	0.60
5.000 +	71	23,001,223	2.61
TOTAL	2,919	881,630,055	100.00
(1)	As of the Cut-off Date, the non-zero weighted average gross margin of the Mortgage Loans was approximately 3.166%.

Maximum Mortgage Rates of the Group I Mortgage Loans(1)

MAX INTEREST RATE (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A	2,210	605,666,447	68.70
9.751 - 10.250	109	57,333,562	6.50
10.251 - 10.750	186	58,975,212	6.69
10.751 - 11.250	63	28,375,929	3.22
11.251 - 11.750	81	34,585,892	3.92
11.751 - 12.250	104	31,074,952	3.52
12.251 - 12.750	54	20,510,913	2.33
12.751 - 13.250	82	34,241,106	3.88
13.251 +	30	10,866,042	1.23
TOTAL	2,919	881,630,055	100.00
(1)	As of the Cut-off Date, the non-zero weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 11.329%.

Periodic Rate Caps of the Group I Mortgage Loans

PERIODIC RATE CAP (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Uncapped	2,525	734,932,886	83.36
1	176	54,365,175	6.17
2	218	92,331,994	10.47
TOTAL	2,919	881,630,055	100.00

Original Terms to Maturity of the Group I Mortgage Loans(1)

ORIGINAL TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
36	1	78,396	0.01
120	2	254,455	0.03
180	56	16,873,388	1.91
240	4	829,474	0.09
300	1	381,258	0.04
353	1	205,502	0.02
360	2,674	786,824,105	89.25
480	180	76,183,478	8.64
TOTAL	2,919	881,630,055	100.00
(1)	As of the Cut-off Date, the weighted average original stated term to maturity of the Mortgage Loans was approximately 367 months.

Remaining Terms to Maturity of the Group I Mortgage Loans(1)

REMAINING TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
117	2	254,455	0.03
170	1	108,509	0.01
173	1	52,115	0.01
174	2	101,588	0.01
176	3	856,937	0.10
177	49	15,754,239	1.79
237	4	829,474	0.09
297	1	381,258	0.04
340	2	157,607	0.02
341	1	168,000	0.02
344	2	588,083	0.07
348	8	2,424,914	0.28
349	3	511,704	0.06
350	4	1,132,709	0.13
351	6	4,120,433	0.47
352	15	7,923,697	0.90
353	107	33,894,654	3.84
354	117	39,935,076	4.53
355	102	33,611,003	3.81
356	192	58,493,357	6.63
357	1,953	532,006,876	60.34
358	49	16,910,961	1.92
359	64	25,677,797	2.91
360	50	29,472,735	3.34
465	16	1,530,240	0.17
470	1	10,348,237	1.17
471	5	1,022,380	0.12
472	2	951,433	0.11
474	2	1,256,362	0.14
475	1	130,655	0.01
476	4	1,032,627	0.12
477	148	59,762,259	6.78
478	1	149,285	0.02
14	1	78,396	0.01
TOTAL	2,919	881,630,055	100.00
(1)	As of the Cut-off Date, the weighted average remaining stated term to maturity of the Mortgage Loans was approximately 363 months.

Months to Next Rate Adjustment of the Group I Mortgage Loans(1)

MONTHS TO NEXT RATE ADJ	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A	2,209	605,400,066	68.67
1	279	110,725,079	12.56
4	1	654,296	0.07
5	1	440,000	0.05
9	6	1,780,979	0.20
19	1	295,000	0.03
20	1	37,100	0.00
21	2	353,987	0.04
28	1	240,000	0.03
29	3	955,278	0.11
30	1	266,381	0.03
31	6	2,471,810	0.28
32	7	2,374,824	0.27
33	40	20,024,464	2.27
41	1	168,000	0.02
48	1	205,502	0.02
51	1	1,400,000	0.16
52	3	2,302,621	0.26
53	5	2,150,191	0.24
54	7	3,713,490	0.42
55	21	8,717,156	0.99
56	49	16,688,236	1.89
57	220	77,098,821	8.75
58	4	844,509	0.10
67	1	476,450	0.05
79	1	188,775	0.02
80	4	1,668,788	0.19
81	22	8,590,471	0.97
113	1	783,000	0.09
116	1	458,656	0.05
117	19	10,156,129	1.15
TOTAL	2,919	881,630,055	100.00
(1)	As of the Cut-off Date, the non-zero weighted average months to the next rate adjustment of the Mortgage Loans was approximately 35 months.

Rate Adjustment Frequency of the Group I Mortgage Loans

RATE ADJ FREQ (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A	2,209	605,400,066	68.67
1	317	130,020,320	14.75
6	202	62,489,564	7.09
12	191	83,720,105	9.50
TOTAL	2,919	881,630,055	100.00

Date of Next Rate Change of the Group I Mortgage Loans

NEXT RATE CHANGE DATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A	2,209	605,400,066	68.67
5/1/2007	279	110,725,079	12.56
8/1/2007	1	654,296	0.07
9/1/2007	1	440,000	0.05
1/1/2008	6	1,780,979	0.20
11/1/2008	1	295,000	0.03
12/1/2008	1	37,100	0.00
1/1/2009	2	353,987	0.04
8/1/2009	1	240,000	0.03
9/1/2009	3	955,278	0.11
10/1/2009	1	266,381	0.03
11/1/2009	6	2,471,810	0.28
12/1/2009	7	2,374,824	0.27
1/1/2010	40	20,024,464	2.27
9/1/2010	1	168,000	0.02
4/1/2011	1	205,502	0.02
7/1/2011	1	1,400,000	0.16
8/1/2011	3	2,302,621	0.26
9/1/2011	5	2,150,191	0.24
10/1/2011	7	3,713,490	0.42
11/1/2011	21	8,717,156	0.99
12/1/2011	49	16,688,236	1.89
1/1/2012	220	77,098,821	8.75
2/1/2012	4	844,509	0.10
11/1/2012	1	476,450	0.05
11/1/2013	1	188,775	0.02
12/1/2013	4	1,668,788	0.19
1/1/2014	22	8,590,471	0.97
9/1/2016	1	783,000	0.09
12/1/2016	1	458,656	0.05
1/1/2017	19	10,156,129	1.15
TOTAL	2,919	881,630,055	100.00

Lien Position of the Group I Mortgage Loans

LIEN POSITION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
First Lien	2,919	881,630,055	100.00
TOTAL	2,919	881,630,055	100.00

Original and Combined Loan to Value of the Group I Mortgage Loans(1)

ORIGINAL LTV/CLTV (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
LTV (First Lien)	2,919	881,630,055	100.00
0.00 - 30.00	33	6,380,992	0.72
30.01 - 40.00	47	13,245,930	1.50
40.01 - 50.00	83	22,189,375	2.52
50.01 - 55.00	64	24,382,599	2.77
55.01 - 60.00	91	45,288,641	5.14
60.01 - 65.00	125	45,668,102	5.18
65.01 - 70.00	416	124,693,658	14.14
70.01 - 75.00	300	96,620,661	10.96
75.01 - 80.00	1,420	417,002,931	47.30
80.01 - 85.00	43	11,244,431	1.28
85.01 - 90.00	153	38,829,415	4.40
90.01 - 95.00	87	22,490,776	2.55
95.01 - 99.99	34	8,892,774	1.01
100.00 +	23	4,699,769	0.53
CLTV (First Lien)	2,919	881,630,055	100.00
0.00 - 75.00	858	293,769,421	33.32
75.01 - 80.00	705	212,003,065	24.05
80.01 - 85.00	63	20,411,429	2.32
85.01 - 90.00	384	117,268,976	13.30
90.01 - 95.00	313	82,696,962	9.38
95.01 - 100.00	595	155,313,902	17.62
100.01 +	1	166,300	0.02
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 73.98% and the weighted average Combined Loan-to-Value was approximately 80.10%.

Credit Scores for the Group I Mortgage Loans(1)

FICO SCORE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A - 499	4	992,699	0.11
500 - 549	1	168,000	0.02
550 - 574	1	260,000	0.03
575 - 599	7	1,178,675	0.13
600 - 619	11	1,470,582	0.17
620 - 639	175	42,210,624	4.79
640 - 659	186	53,910,775	6.11
660 - 679	356	108,907,733	12.35
680 - 699	522	158,615,768	17.99
700 - 719	413	130,449,666	14.80
720 - 739	357	103,505,597	11.74
740 - 759	317	111,872,175	12.69
760 - 779	291	89,332,070	10.13
780 - 799	191	53,294,624	6.05
800 - 819	87	25,461,068	2.89
TOTAL	2,919	881,630,055	100.00
(1)	As of the Cut-off Date, the non-zero weighted average FICO Credit Score of the Mortgage Loans was approximately 714.

Documentation Programs of the Group I Mortgage Loans

DOCUMENTATION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Full/Alternative	783	239,280,089	27.14
Limited	12	3,080,682	0.35
No Income/No Asset	181	38,360,278	4.35
No Ratio	261	70,878,761	8.04
Stated Income	1,292	427,817,946	48.53
Stated/Stated	390	102,212,298	11.59
TOTAL	2,919	881,630,055	100.00

Occupancy Types for the Group I Mortgage Loans

OCCUPANCY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Investor	607	110,748,022	12.56
Owner Occupied	2,137	717,770,815	81.41
Second Home	175	53,111,218	6.02
TOTAL	2,919	881,630,055	100.00

Property Types for the Group I Mortgage Loans

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
2-4 Family	200	56,645,444	6.43
CO-OP	3	1,512,386	0.17
Condominium	330	89,080,703	10.10
PUD	585	197,655,709	22.42
Single Family	1,801	536,735,812	60.88
TOTAL	2,919	881,630,055	100.00

Loan Purpose of the Group I Mortgage Loans

PURPOSE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Cash Out Refinance	1,118	356,110,305	40.39
Purchase	1,272	356,881,139	40.48
Rate/Term Refinance	529	168,638,611	19.13
TOTAL	2,919	881,630,055	100.00

Geographic Distribution of the Mortgaged Properties for the Group I Mortgage Loans

STATE/TERRITORY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Alabama	30	5,065,519	0.57
Alaska	4	1,562,428	0.18
Arizona	149	45,705,569	5.18
Arkansas	14	2,091,414	0.24
California	507	220,448,536	25.00
Colorado	52	11,566,876	1.31
Connecticut	37	12,909,811	1.46
Delaware	16	3,472,763	0.39
District of Columbia	8	2,182,885	0.25
Florida	323	97,580,322	11.07
Georgia	83	14,398,615	1.63
Hawaii	19	8,289,847	0.94
Idaho	13	2,292,022	0.26
Illinois	140	39,418,517	4.47
Indiana	31	3,054,383	0.35
Iowa	6	1,066,020	0.12
Kansas	5	659,390	0.07
Kentucky	32	4,675,215	0.53
Louisiana	34	4,983,541	0.57
Maine	19	3,919,335	0.44
Maryland	137	42,139,825	4.78
Massachusetts	64	25,018,073	2.84
Michigan	53	8,852,310	1.00
Minnesota	33	7,822,134	0.89
Mississippi	13	1,464,222	0.17
Missouri	19	3,501,374	0.40
Montana	5	1,476,369	0.17
Nebraska	5	484,543	0.05
Nevada	54	19,295,515	2.19
New Hampshire	17	4,371,122	0.50
New Jersey	79	24,230,886	2.75
New Mexico	9	1,615,373	0.18
New York	139	69,702,003	7.91
North Carolina	121	28,171,487	3.20
Ohio	38	6,326,425	0.72
Oklahoma	7	827,429	0.09
Oregon	81	22,125,289	2.51
Pennsylvania	73	17,461,945	1.98
Rhode Island	16	3,715,859	0.42
South Carolina	63	13,289,667	1.51
South Dakota	4	601,020	0.07
Tennessee	25	4,901,350	0.56
Texas	81	14,202,389	1.61
Utah	19	5,127,234	0.58
Vermont	2	469,662	0.05
Virginia	130	37,758,430	4.28
Washington	87	27,788,222	3.15
West Virginia	7	996,996	0.11
Wisconsin	8	1,134,796	0.13
Wyoming	8	1,415,098	0.16
TOTAL	2,919	881,630,055	100.00

Debt to Income Ratios of the Group I Mortgage Loans

DEBT TO INCOME (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
0.00 - 10.00	480	121,898,550	13.83
10.01 - 15.00	37	11,968,143	1.36
15.01 - 20.00	109	35,664,133	4.05
20.01 - 25.00	185	63,880,043	7.25
25.01 - 30.00	324	111,579,019	12.66
30.01 - 35.00	435	134,903,300	15.30
35.01 - 40.00	529	156,717,085	17.78
40.01 - 45.00	510	152,035,564	17.24
45.01 - 50.00	202	59,073,841	6.70
50.01 - 55.00	59	17,227,389	1.95
55.01 - 60.00	25	8,579,892	0.97
60.01 - 65.00	13	5,039,080	0.57
65.01 - 70.00	6	1,848,101	0.21
70.01 - 80.00	1	274,520	0.03
80.01 - 90.00	3	323,857	0.04
100.00 +	1	617,540	0.07
TOTAL	2,919	881,630,055	100.00

Current Principal Balances for the Group II Mortgage Loans(1)

CURRENT BALANCE ($)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
0 - 50,000	1,457	45,255,270	20.51
50,001 - 100,000	986	69,886,430	31.68
100,001 - 150,000	240	29,651,275	13.44
150,001 - 200,000	216	38,905,950	17.63
200,001 - 250,000	44	10,014,447	4.54
250,001 - 300,000	46	13,081,078	5.93
300,001 - 350,000	6	2,034,661	0.92
350,001 - 400,000	26	9,929,727	4.50
400,001 - 450,000	2	867,200	0.39
450,001 - 500,000	2	999,253	0.45
TOTAL	3,025	220,625,290	100.00
(1)	As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $72,934.. The maximum balance of the Mortgage Loans in Group II was approximately $499,801.

Gross Coupons for the Group II Mortgage Loans(1)

GROSS COUPON (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
5.000 - 5.499	1	141,500	0.06
6.500 - 6.999	5	276,925	0.13
7.000 - 7.499	21	975,295	0.44
7.500 - 8.499	99	5,485,289	2.49
8.500 +	2,899	213,746,282	96.88
TOTAL	3,025	220,625,290	100.00
(1)	As of the Cut-off Date, the weighted average gross mortgage rate of the Mortgage Loans was approximately 12.357%.

Gross Margins of the Group II Mortgage Loans

GROSS MARGIN (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A	3,025	220,625,290	100.00
TOTAL	3,025	220,625,290	100.00

Maximum Mortgage Rates of the Group II Mortgage Loans

MAX INTEREST RATE (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A	3,025	220,625,290	100.00
TOTAL	3,025	220,625,290	100.00

Periodic Rate Caps of the Group II Mortgage Loans

PERIODIC RATE CAP (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A	3,025	220,625,290	100.00
TOTAL	3,025	220,625,290	100.00

Original Terms to Maturity of the Group II Mortgage Loans(1)

ORIGINAL TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
120	3	346,982	0.16
180	2,977	218,106,247	98.86
240	45	2,172,061	0.98
TOTAL	3,025	220,625,290	100.00
(1)	As of the Cut-off Date the weighted average original stated term to maturity of the Mortgage Loans was approximately 180 months.

Remaining Terms to Maturity of the Group II Mortgage Loans(1)

REMAINING TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
115	1	25,105	0.01
118	1	262,616	0.12
119	1	59,262	0.03
155	1	46,501	0.02
161	1	34,606	0.02
163	2	66,692	0.03
166	2	30,229	0.01
167	3	459,574	0.21
168	6	442,739	0.20
169	8	919,375	0.42
170	5	498,894	0.23
171	6	392,678	0.18
172	13	882,929	0.40
173	70	3,953,421	1.79
174	38	2,883,558	1.31
175	85	6,422,648	2.91
176	92	9,155,981	4.15
177	194	16,295,699	7.39
178	389	28,504,737	12.92
179	1,557	113,334,994	51.37
180	505	33,780,992	15.31
229	3	108,572	0.05
233	1	30,958	0.01
235	2	210,611	0.10
236	1	64,690	0.03
237	2	73,729	0.03
238	6	182,467	0.08
239	23	1,008,057	0.46
240	7	492,975	0.22
TOTAL	3,025	220,625,290	100.00
(1)	As of the Cut-off Date, the weighted average remaining stated term to maturity of the Mortgage Loans was approximately 179 months.

Months to Next Rate Adjustment of the Group II Mortgage Loans

MONTHS TO NEXT RATE ADJ	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A	3,025	220,625,290	100.00
TOTAL	3,025	220,625,290	100.00

Rate Adjustment Frequency of the Group II Mortgage Loans

RATE ADJ FREQ (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A	3,025	220,625,290	100.00
TOTAL	3,025	220,625,290	100.00

Date of Next Rate Change of the Group II Mortgage Loans

NEXT RATE CHANGE DATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
N/A	3,025	220,625,290	100.00
TOTAL	3,025	220,625,290	100.00

Lien Position of the Group II Mortgage Loans

LIEN POSITION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Second Lien	3,025	220,625,290	100.00
TOTAL	3,025	220,625,290	100.00

Original and Combined Loan to Value of the Group II Mortgage Loans(1)

ORIGINAL LTV/CLTV (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
LTV (Second Lien)	3,025	220,625,290	100.00
0.00 - 30.00	2,990	216,173,474	97.98
30.01 - 40.00	28	3,313,310	1.50
40.01 - 50.00	5	688,700	0.31
50.01 - 55.00	1	199,970	0.09
75.01 - 80.00	1	249,835	0.11
CLTV (Second Lien)	3,025	220,625,290	100.00
0.00 - 75.00	18	2,090,761	0.95
75.01 - 80.00	35	3,519,171	1.60
80.01 - 85.00	61	3,930,302	1.78
85.01 - 90.00	602	33,632,865	15.24
90.01 - 95.00	635	40,171,187	18.21
95.01 - 100.00	1,674	137,281,005	62.22
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 21.42% and the weighted average Combined Loan-to-Value was approximately 96.42%.

Credit Scores for the Group II Mortgage Loans(1)

FICO SCORE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
500 - 549	2	76,630	0.03
550 - 574	4	231,647	0.10
575 - 599	7	275,397	0.12
600 - 619	9	304,792	0.14
620 - 639	444	28,194,448	12.78
640 - 659	235	15,869,470	7.19
660 - 679	472	35,788,625	16.22
680 - 699	527	41,034,512	18.60
700 - 719	398	30,852,235	13.98
720 - 739	342	24,936,403	11.30
740 - 759	269	19,654,416	8.91
760 - 779	191	13,916,991	6.31
780 - 799	95	6,639,857	3.01
800 - 819	30	2,849,867	1.29
TOTAL	3,025	220,625,290	100.00
(1)	As of the Cut-off Date, the non-zero weighted average FICO Credit Score of the Mortgage Loans was approximately 697.

Documentation Programs of the Group II Mortgage Loans

DOCUMENTATION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Full/Alternative	393	21,735,716	9.85
Limited	22	892,769	0.40
No Income/No Asset	251	17,974,156	8.15
No Ratio	900	71,512,499	32.41
Stated Income	1,300	98,368,978	44.59
Stated/Stated	159	10,141,171	4.60
TOTAL	3,025	220,625,290	100.00

Occupancy Types for the Group II Mortgage Loans

OCCUPANCY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Investor	764	30,880,337	14.00
Owner Occupied	2,083	176,268,738	79.90
Second Home	178	13,476,214	6.11
TOTAL	3,025	220,625,290	100.00

Property Types for the Group II Mortgage Loans

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
2-4 Family	283	19,410,988	8.80
Condominium	349	24,645,391	11.17
PUD	697	57,298,268	25.97
Single Family	1,696	119,270,643	54.06
TOTAL	3,025	220,625,290	100.00

Loan Purpose of the Group II Mortgage Loans

PURPOSE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Cash Out Refinance	716	53,516,502	24.26
Purchase	2,224	163,284,144	74.01
Rate/Term Refinance	85	3,824,645	1.73
TOTAL	3,025	220,625,290	100.00

Geographic Distribution of the Mortgaged Properties for the Group II Mortgage Loans

STATE/TERRITORY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
Alabama	18	458,194	0.21
Alaska	1	181,887	0.08
Arizona	219	17,196,842	7.79
Arkansas	7	632,012	0.29
California	300	34,489,425	15.63
Colorado	97	6,334,969	2.87
Connecticut	41	3,780,152	1.71
Delaware	9	411,391	0.19
District of Columbia	17	1,533,571	0.70
Florida	432	35,777,736	16.22
Georgia	140	6,239,973	2.83
Hawaii	4	442,630	0.20
Idaho	21	1,157,114	0.52
Illinois	143	8,588,812	3.89
Indiana	19	845,587	0.38
Iowa	2	54,287	0.02
Kansas	2	49,777	0.02
Kentucky	21	757,967	0.34
Louisiana	26	1,096,839	0.50
Maine	20	874,638	0.40
Maryland	114	8,796,125	3.99
Massachusetts	94	6,791,561	3.08
Michigan	65	2,799,342	1.27
Minnesota	73	5,669,222	2.57
Mississippi	15	417,143	0.19
Missouri	44	1,714,180	0.78
Montana	10	661,130	0.30
Nevada	97	7,766,846	3.52
New Hampshire	19	1,041,050	0.47
New Jersey	71	6,006,747	2.72
New Mexico	5	192,540	0.09
New York	89	10,989,128	4.98
North Carolina	144	7,104,678	3.22
North Dakota	1	33,554	0.02
Ohio	83	3,718,751	1.69
Oklahoma	4	129,071	0.06
Oregon	79	5,567,188	2.52
Pennsylvania	40	1,487,238	0.67
Rhode Island	17	1,028,173	0.47
South Carolina	60	3,053,331	1.38
South Dakota	2	92,696	0.04
Tennessee	11	400,587	0.18
Texas	83	3,222,786	1.46
Utah	34	4,061,158	1.84
Vermont	2	187,747	0.09
Virginia	135	10,764,029	4.88
Washington	72	4,806,016	2.18
West Virginia	11	628,925	0.29
Wisconsin	8	345,229	0.16
Wyoming	4	245,316	0.11
TOTAL	3,025	220,625,290	100.00

Debt to Income Ratios of the Group II Mortgage Loans

DEBT TO INCOME (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)
0.00 - 10.00	1,161	89,828,673	40.72
10.01 - 15.00	19	617,335	0.28
15.01 - 20.00	35	1,828,572	0.83
20.01 - 25.00	72	4,060,050	1.84
25.01 - 30.00	173	10,987,785	4.98
30.01 - 35.00	332	24,728,882	11.21
35.01 - 40.00	490	36,437,938	16.52
40.01 - 45.00	503	36,446,004	16.52
45.01 - 50.00	227	14,893,091	6.75
50.01 - 55.00	5	339,253	0.15
55.01 - 60.00	2	114,346	0.05
60.01 - 65.00	2	182,199	0.08
70.01 - 80.00	3	111,674	0.05
90.01 - 99.99	1	49,488	0.02
TOTAL	3,025	220,625,290	100.00